As filed with the Securities and Exchange Commission on April 10, 1997


                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 193

Filed by the Registrant[X]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ X] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only [ ] Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


 .......................California Real Estate Investment Trust.................
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         ......................................................................
         2) Aggregate number of securities to which transaction applies:
         ......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ......................................................................
         4) Proposed maximum aggregate value of transaction:
         ......................................................................
         5) Total fee paid:
         ......................................................................

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         ......................................................................
         2) Form, Schedule or Registration Statement No.:
         ......................................................................
         3) Filing Party:
         ......................................................................
         4) Date Filed:
         ......................................................................

                     PRELIMINARY MATERIALS -- April 10, 1997

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                          131 Steuart Street, Suite 200
                         San Francisco, California 94105

                                                                    May 10, 1997


Dear Shareholder:

         You are cordially invited to attend the 1997 annual meeting of shareholders of California Real Estate Investment Trust, a California trust (the "Company") to be held at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104, on June 5, 1997, at 10:00 a.m., local time (the "Annual Meeting").

         In January 1997, an affiliate of Equity Group Investments, Inc. ("EGI") acquired the 76% ownership interest in the Company from the Company's former parent. EGI, an affiliate of Mr. Samuel Zell, is an owner, manager and financier of real estate properties and companies throughout the United States. In connection with securing the approval of the Company's board of trustees for the transaction, EGI and Victor Capital Group, L.P. ("Victor Capital") presented a proposal that included a new business plan, a new management team and a preferred equity investment in the Company of not less than $30 million. Based on the proposal, the board of trustees approved the EGI affiliate's acquisition of the 76% interest in the Company and the new business plan and new management team.

         With the new management team and the preferred equity investment, the Company will be positioned to execute the proposed business plan, which contemplates creating a specialty finance company designed primarily to take advantage of opportunities in the market for high-yielding "mezzanine" investments in commercial real estate. Concurrently with the preferred equity investment, the Company will acquire Victor Capital's real estate investment banking, real estate advisory and real estate asset management businesses, including its experienced management and professional teams.

         At the Annual Meeting you will be asked to consider and vote upon the issuance and sale at a price of $2.69 per share of a maximum of 12,639,405 shares and a minimum of 11,895,911 shares of the Company's class A 9.5% cumulative convertible preferred shares, $1.00 par value, of beneficial interest in the Company (the "Class A Preferred Shares") for a maximum aggregate purchase price of approximately $34 million (the "Investment") and a minimum of approximately $32 million to Veqtor Finance Company, LLC ("Veqtor"), a newly formed Delaware limited liability company affiliated with EGI and the principals of Victor Capital. The terms and conditions of the Investment are governed by the preferred share purchase agreement, dated as of April __, 1997, by and between the Company and Veqtor (the "Investment Agreement") and the certificate of designation, preferences and rights of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares of the Company (the "Certificate of Designation") both of which are attached as annexes to the enclosed Proxy Statement. The actual number of Class A Preferred Shares to be issued will be determined by Veqtor, but will be no less than 11,895,911 Class A Preferred Shares for a minimum aggregate purchase price of $32,000,000. The Class A Preferred Shares will be convertible into common shares of the Company at the rate of one common share for each Class A Preferred Share, subject to adjustment to avoid dilution. The Investment will provide the Company with a capital infusion with which to commence implementation of the Company's new business plan. Detailed information concerning the Investment Agreement, the Investment and the Company's new business plan is set forth in the accompanying Proxy Statement, which we urge you to read carefully.

         Your board of trustees, after careful consideration, has unanimously approved the Investment Agreement and determined that the Investment is fair to and in the best interest of the shareholders of the Company and recommends that you vote for approval of the Investment.

         You will also be asked at the Annual Meeting to consider and vote upon a proposal to approve an amended and restated declaration of trust for the Company, the election of seven trustees to serve until the next annual meeting of shareholders, the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997 and the approval of a share option plan; and to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU
VOTE IN FAVOR EACH OF THE PROPOSALS.

         CalReit Investors Limited Partnership, an affiliate of EGI that owns 6,959,593 common shares of beneficial interest in the Company (approximately 76% of the total number of outstanding shares), has advised the Company that it intends to vote in favor of the Company proposals. Accordingly, approval of the Company's proposals is assured.

         The accompanying Proxy Statement, which you are urged to read carefully, provides detailed information concerning the proposals. It is important that your shares be represented and voted at the Annual Meeting, whether or not you plan to attend. Please sign, date and return the enclosed proxy card at your earliest convenience to ensure that your vote on the important business matters to be considered at the Annual Meeting will be recorded.

         Your board of trustees and management look forward to greeting personally those shareholders who are able to attend the Annual Meeting. Your continued interest and participation in the affairs of the Company are greatly appreciated.


                                                              Sincerely,




                                                Frank A. Morrow
                                                Chairman of the Board

455009.15

                     PRELIMINARY MATERIALS -- April 10, 1997

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on June 5, 1997

To the Shareholders of California Real Estate Investment Trust:

         Notice is hereby given that the 1997 annual meeting of the holders of common shares of beneficial interest, $1.00 par value (the "Common Shares"), in California Real Estate Investment Trust, a California trust (the "Company"), will be held at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104, on June 5, 1997 at 10:00 a.m., local time (the "Annual Meeting"), for the following purposes:

                  1. To consider and vote upon a proposal to issue and sell at a price of $2.69 per share a maximum of 12,639,405 shares and a minimum of 11,895,911 shares of the Company's class A 9.5% cumulative convertible preferred shares, $1.00 par value, of beneficial interests in the Company (the "Class A Preferred Shares") upon the terms and conditions set forth in the preferred share purchase agreement, dated as of April , 1997, by and between the Company and Veqtor Finance Company, LLC, a Delaware limited liability company ("Veqtor"), attached to the accompanying Proxy Statement as annex A, and in the certificate of designation, preferences and rights of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares of the Company, in the form attached to the accompanying Proxy Statement as annex B;

                  2. To consider and vote upon a proposal to approve an amended and restated declaration of trust of the Company, in the form attached to the accompanying Proxy Statement as annex C;

                  3. To consider and vote upon a proposal to elect seven trustees to serve until the Company's next annual meeting of shareholders or until such trustees' successors are elected and shall have qualified;

                  4. To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997;

                  5. To consider and vote upon a proposal to approve a share option plan, in the form attached to the accompanying Proxy Statement as annex D; and

                  6. The transaction of such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

         As of April , 1997, the Company had a total of 9,137,335 Common Shares outstanding. The board of trustees of the Company has fixed the close of business on April , 1997 as the record date for the Annual Meeting. Only shareholders of record at that time are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

                       By order of the Board of Trustees,


                       Frank A. Morrow
                       Chairman of the Board

-------------------------------------------------------------------------------
    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND
RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE
ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY
CARD.
-------------------------------------------------------------------------------

May 10, 1997

                     PRELIMINARY MATERIALS -- April 10, 1997

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
                          131 Steuart Street, Suite 200
                         San Francisco, California 94105

                              ---------------------


                                 PROXY STATEMENT

                              ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 5, 1997

                              ---------------------


                                  INTRODUCTION

         This Proxy Statement (the "Proxy Statement") is being furnished to the holders of common shares of beneficial interest, $1.00 par value (the "Common Shares"), in California Real Estate Investment Trust, a California trust (the "Company"), in connection with the solicitation of proxies by the Board of Trustees of the Company (the "Board of Trustees") for use at the annual meeting of shareholders of the Company to be held at the Pacific Stock Exchange, 301 Pine Street, San Francisco 94104, on June 5, 1997 at 10:00 a.m., local time, and at any adjournment or postponement thereof (the "Annual Meeting").

         At the Annual Meeting, the shareholders will consider and vote upon a proposal to approve issuance and sale of a maximum of 12,639,405 shares and a minimum of 11,895,911 shares of the Company's class A 9.5% cumulative convertible preferred shares, $1.00 par value, of beneficial interest in the Company (the "Class A Preferred Shares") for a maximum aggregate purchase price of approximately $34 million and a minimum of approximately $32 million (the "Investment") to Veqtor Finance Company, LLC ("Veqtor"), a newly formed Delaware limited liability company affiliated with Equity Group Investments, Inc. ("EGI") and the principals of Victor Capital Group, L.P. ("Victor Capital"). The terms and conditions of the Investment are governed by the preferred share purchase agreement, dated as of April , 1997, by and between the Company and Veqtor (the "Investment Agreement") and the certificate of designation, preferences and rights of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares of the Company (the "Certificate of Designation") ("Proposal 1"). The actual number of Class A Preferred Shares to be issued will be determined by Veqtor, but will be no less than 11,895,911 Class A Preferred Shares for a minimum aggregate purchase price of $32,000,000. EGI, an affiliate of Samuel Zell, is an owner, manager and financier of real estate properties and companies throughout the United States.

         The Investment will provide the Company with an equity infusion to be used in the implementation of the Company's new business plan. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT--Overview"

         See "Risk Factors" beginning on page 13 for certain factors which should be considered in evaluating the Investment and the Company's new business plan.

         At the Annual Meeting, the shareholders will also consider and vote upon (i) a proposal to approve an amended and restated declaration of trust for the Company, in the form attached hereto as annex C (the "Restated Declaration") ("Proposal 2"), (ii) a proposal to elect the following nominees as trustees of the Company to serve until the Company's next annual meeting of shareholders or until such trustees' successors are elected and shall have qualified: Martin L. Edelman, Gary R. Garrabrant, Craig M. Hatkoff, John R. Klopp, Sheli Z. Rosenberg, Lynne B. Sagalyn and Samuel Zell (the "Nominees") ("Proposal 3"), (iii) a proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997 ("Proposal 4") and (iv) a proposal to approve a share option plan, in the form attached hereto as annex D("Share Option Plan") ("Proposal 5"), and will transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The above proposals are referred collectively herein as the "Proposals."

         A conformed copy of the Investment Agreement is included as annex A hereto, the form of the Certificate of Designation is included as annex B hereto, the form of proposed Restated Declaration is included as annex C hereto and the form of Share Option Plan is included as annex D hereto. The summaries of portions of the Investment Agreement, the form of Certificate of Designation, the form of Restated Declaration and the Share Option Plan set forth in this Proxy Statement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the text of the Investment Agreement, the Certificate of Designation, the Restated Declaration and the Share Option Plan.

         YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY, OF COURSE, ATTEND THE ANNUAL MEETING, REVOKE YOUR PROXY AND VOTE IN PERSON EVEN IF YOU HAVE ALREADY RETURNED YOUR PROXY CARD.

         The Board of Trustees unanimously recommends a vote in favor of approval of each of the Proposals that will be considered at the Annual Meeting.

         THE BOARD OF TRUSTEES OF THE COMPANY, AFTER CAREFUL CONSIDERATION, HAS UNANIMOUSLY APPROVED THE INVESTMENT AGREEMENT AND THE CERTIFICATE OF DESIGNATION AND DETERMINED THAT THE INVESTMENT IS FAIR TO, AND IN THE BEST INTEREST OF, THE SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE INVESTMENT.

         The affirmative vote of holders of 662/3% of the outstanding shares is required to approve the Restated Declaration. The approval of the Investment, the election of the Nominees, the ratification of the appointment of the independent auditors and the adoption of the Share Option Plan require a majority of the votes cast by shareholders at the Annual Meeting. CalReit Investors Limited Partnership ("CRIL") an affiliate of EGI that owns 6,959,593 shares (approximately 76% of total number of outstanding shares), has advised the Company that it intends to vote in favor of the Proposals. Accordingly, approval of the Investment, the Restated Declaration and the other Proposals is assured.

         All shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. The enclosed proxy is solicited on behalf of the Company's Board of Trustees. You may revoke or change your proxy at any time prior to its use at the Annual Meeting by giving the Company written direction to revoke your proxy, giving the Company a new proxy or by attending the Annual Meeting and voting in person.

         The Company's principal executive office is located at 131 Steuart Street #200, San Francisco, California 94105 and the telephone number at that address is (415) 905-0288.

         This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about May 10, 1997.

                                             ------------------------

          No person is authorized to give any information or to make any representation not contained in this Proxy Statement in connection with the solicitation of proxies made hereby, and, if given or made, any such information or representation should not be relied upon as having been authorized by the Company or any other person. The delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of the Company since the date of this Proxy Statement. ------------------------



                                               AVAILABLE INFORMATION

         The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and may be available at the following Regional Offices of the Commission: Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Northeast Regional Office, 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material and other information concerning the Company may also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005 on which the Common Shares are listed. In addition, the Commission maintains a site on the World Wide Web portion of the Internet that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.



                                                 TABLE OF CONTENTS


                                                                                                               Page

         SUMMARY................................................................................................  1
                  The Company...................................................................................  1
                  The Annual Meeting............................................................................  2
                  The Proposals.................................................................................  3
                  Interests of Certain Shareholders and Management in the Proposals.............................  4
                  Recommendation of the Board of Trustees.......................................................  4
                  Certain Tax Considerations....................................................................  5

         PRO FORMA CAPITALIZATION...............................................................................  6

         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION OF THE
         COMPANY................................................................................................  7

         HISTORICAL MARKET PRICE AND DIVIDENDS DATA............................................................. 12
                  Market Prices and Dividends................................................................... 12
                  Dividend Policy............................................................................... 12

         RISK FACTORS........................................................................................... 13
                  Risk Factors Relating to the Investment....................................................... 13

         BUSINESS OF THE COMPANY FOLLOWING THE INVESTMENT AND THE ACQUISITION................................... 20
                  Overview...................................................................................... 20
                  General....................................................................................... 20
                  Categories of Investment...................................................................... 21
                  Other Investments............................................................................. 24
                  Portfolio Management.......................................................................... 25
                  Certain Legal Aspects of Mortgage Loans and Real Property..................................... 26

         EXISTING BUSINESS OF THE COMPANY....................................................................... 33

BUSINESS AND OTHER INFORMATION CONCERNING VICTOR CAPITAL........................................................ 34
                  Description of Business....................................................................... 34
                  Management's Discussion and Analysis of Financial Condition and Results of Operations......... 36

         THE ANNUAL MEETING..................................................................................... 39
                  Introduction.................................................................................. 39
                  Matters to be Considered at the Annual Meeting................................................ 39
                  Voting Rights and Vote Required............................................................... 39
                  Voting of Proxies; Solicitation............................................................... 40
                  No Appraisal Rights........................................................................... 41

         PROPOSAL 1 -- APPROVAL OF THE INVESTMENT................................................................ 42
                  Overview...................................................................................... 42
                  Background of and Reasons for the Proposal; Board of Trustees' Recommendation................. 42
                  The Investment Agreement...................................................................... 45
                  Interests of Certain Persons in the Investment................................................ 47
                  Use of Proceeds............................................................................... 47



                                                   -iv-



                                                                                                               Page

         PROPOSAL 2 -- APPROVAL OF RESTATED DECLARATION.......................................................... 48

         PROPOSAL 3 -- ELECTION OF TRUSTEES...................................................................... 50
                  Nominees for Election as Trustees............................................................. 50
                  Board of Trustees............................................................................. 52
                  Compensation of Trustees...................................................................... 52
                  Executive Officers............................................................................ 52
                  Executive Compensation........................................................................ 53
                  Employment Agreement.......................................................................... 53
                  Compliance with Section 16(a)................................................................. 54
                  Report on Executive Compensation.............................................................. 55
                  Compensation Committee
         Performance Graph...................................................................................... 57
                  Security Ownership of Certain Beneficial Owners and Management................................ 58
                  Certain Relationships and Related Transactions................................................ 58

         PROPOSAL 4 -- RATIFICATION OF INDEPENDENT AUDITORS...................................................... 60

         PROPOSAL 5 -- ADOPTION OF THE SHARE OPTION PLAN......................................................... 61

         DESCRIPTION OF CAPITAL SHARES.......................................................................... 64

         FEDERAL INCOME TAX CONSIDERATIONS...................................................................... 68

         GLOSSARY............................................................................................... 70

         SHAREHOLDER PROPOSALS.................................................................................. 70

         INCORPORATION BY REFERENCE............................................................................. 71

         ADDITIONAL INFORMATION................................................................................. 71

         INDEX TO FINANCIAL STATEMENTS........................................................................  F-1


ANNEXES

Annex A  --  Investment Agreement
Annex B  --  Form of Certificate of Designation
Annex C  --  Form of Amended and Restated Declaration of Trust
Annex D  --  Form of Share Option Plan
Annex E  --  Comparison of Form of Amended and Restated Declaration of Trust
             to Declaration of Trust


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements under the captions "SUMMARY," "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT--Background of and Reasons for the Proposal; Board of Trustees' Recommendation" and "BUSINESS OF THE COMPANY FOLLOWING THE INVESTMENT AND THE ACQUISITION" and elsewhere in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Proxy Statement, the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Company's filings with the Commission: the successful implementation of the new business plan, changes in the real estate market, prevailing interest rates and general economic conditions, the level of competition confronting the Company and other factors referred to in this Proxy Statement.

                                     SUMMARY


         The following is a summary of certain information contained elsewhere in this Proxy Statement and the annexes hereto. This summary is qualified in its entirety by reference to the more detailed information and financial statements contained or incorporated by reference in this Proxy Statement. Shareholders are urged to read this Proxy Statement and the annexes hereto in their entirety.


The Company

         Following the consummation of the Investment, the Company, through the execution of its new business plan, will become a specialty finance company designed primarily to take advantage of opportunities in the market for high-yielding "mezzanine" investments in commercial real estate. The Company believes that the recent significant recovery in commercial real estate property values, coupled with the fundamental structural changes in the real estate capital markets, has created increased demand for financing at the mezzanine level, i.e., the position between senior lenders and equity owners. The Company believes that mezzanine investment opportunities -- if carefully underwritten, structured and monitored -- can provide attractive 'equity-like' returns with potentially less risk than direct equity ownership of real property. In connection with the commencement of this new business plan, concurrently with the consummation of the Investment, the Company will acquire the business of Victor Capital (the "Acquisition"), including Victor Capital's existing management team. The Company believes that, by acquiring direct ownership of Victor Capital's existing real estate investment banking, real estate advisory and real estate asset management business and the services of Victor Capital's experienced management and professional team, the Company will be better positioned to implement the new business plan without the conflicts of interest that might exist if Victor Capital remained a sister affiliate of the Company.

         Under the new business plan, the Company will pursue investment and lending opportunities intended to capitalize on inefficiencies in the real estate capital and mortgage markets. Initially, the Company's investment program will emphasize three general categories of real estate related assets.

         o Mortgage Loans. The Company intends to pursue opportunities to provide commercial mortgage loans ("Mortgage Loans") to real estate owners and property developers who require interim financing until permanent financing can be obtained. The Company's Mortgage Loans will generally not be permanent in nature, but rather are intended to be of a relatively short-term duration, with extension options as deemed appropriate, and will typically require a balloon payment of principal and interest at maturity.

         o Mezzanine Loans. The Company intends to originate higher-yielding loans that are subordinate to first lien mortgage loans on commercial real estate and are secured either by a second lien mortgage or a pledge of the ownership interests in the borrowing property owner. Alternatively, the Company's mezzanine loans may take the form of preferred equity investment in the borrower with the terms of the preferred equity substantially the same as the loans described above (collectively, "Mezzanine Loans").

         o Subordinated Interests. The Company intends to pursue investments in subordinated interests ("Subordinated Interests") in collaterized commercial mortgage obligations and other commercial mortgage- backed securities (collectively, "CMBS").

         In furtherance of pursuing its business plan, the Company may acquire mortgage loans originated by others, may originate other whole loans, including construction loans, with the intent of selling the senior tranche of such loans thereby creating a Subordinated Interest, may continue ownership of its existing liquid mortgage-backed securities, may invest in other classes of mortgage backed securities and may invest in an array of other similar secured or unsecured debt or equity investments or products consistent with its business plan.

         The new business plan contemplates the continuation of Victor Capital's real estate investment banking, real estate advisory and real estate asset management businesses, which will be implemented by Victor Capital's experienced management and professional teams. Through the Company, Victor Capital, which will continue to operate under the name Victor Capital Group as a wholly owned subsidiary of the Company, will continue to provide services to real estate investors, owners and developers and to financial institutions in connection with mortgage financings, securitizations, joint ventures, debt and equity investments, mergers and acquisitions, portfolio evaluations, restructurings and disposition programs. The Company may acquire additional real estate financial services businesses which are complementary to Victor Capital's business.

         Concurrently with the consummation of the Investment, Veqtor will purchase from CRIL the 6,959,592 Common Shares purchased by CRIL. Upon consummation of such purchase from CRIL and the Investment, the Class A Preferred Shares acquired by Veqtor, when added to Common Shares purchased by Veqtor, will represent approximately 90% of the voting power of the Company (assuming 12,267,658 Class A Preferred Shares are purchased by Veqtor).

         The Company has previously operated as a qualified real estate investment trust ("REIT"), originating, acquiring, operating or holding income-producing real property and mortgage related investments. In the early 1990s, the Company experienced difficulties in its historical business and incurred significant losses. Prior to the change in control following CRIL's purchase of the 6,959,593 Common Shares from The Peregrine Real Estate Trust (the "Former Parent") in January 1997, the Company had been carrying out a plan to monetize its remaining investments in real property and invest the proceeds in liquid mortgage-backed securities which satisfy REIT asset qualification requirements and mortgage loans in furtherance of its strategy of pursuing expansion opportunities through mergers, asset acquisitions, joint ventures or other business combinations or capital transactions. As of year end, the Company had $14,115,000 invested in such mortgage-backed securities. The sale of the Former Parent's 6,959,593 Common Shares to CRIL was consistent with the Board's plans to expand the Company as approved by the Board of Trustees in accordance with the Declaration of Trust.

         Consummation of the Acquisition is subject to certain conditions including approval of the Investment by the shareholders. For a description of the terms and conditions of the Acquisition, please refer to the information under the caption "PROPOSAL 3--ELECTION OF TRUSTEES--Certain Relationship and Related Transactions."


The Annual Meeting

         Meeting Date and Record Date. The Annual Meeting will be held at 10:00 a.m., local time, on June 5, 1997 at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104. The close of business on April __, 1997 has been fixed by the Board of Trustees as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Shares as of the Record Date are entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

         Matters to be Considered. At the Annual Meeting, the shareholders will consider and vote upon the Investment, the Restated Declaration, the election of the Nominees as trustees, the ratification of the appointment of the Company's independent auditors and the Share Option Plan and will transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. See "THE ANNUAL MEETING--Matters to be Considered at the Annual Meeting.

         Vote Required. As of April __, 1997, the Company has a total of 9,137,335 Common Shares outstanding, all of which are entitled to be voted on the Proposals. Approval of the Restated Declaration requires the affirmative vote of holders of 662/3% of the Common Shares. Approval of the Investment, the election of each of the Nominees, the ratification of the appointment of the Company's independent auditors and the adoption of the Share Option Plan each requires a majority of the votes cast by the shareholders at the Annual Meeting. See "THE ANNUAL MEETING--Voting Rights and Vote Required."

         There is no requirement that any of the Proposals to be considered at the Annual Meeting obtain a majority vote in favor of such Proposals from shareholders not affiliated with Veqtor in order for them to be implemented by the Company. CRIL, which owns 6,959,593 Common Shares (approximately 76% of the total number of outstanding shares), has advised the Company that it intends to vote in favor of the Proposals. Accordingly, with the vote of CRIL in favor of the Proposals, the Investment, the Restated Declaration and Share Option Plan will be approved, the appointment of the Company's independent auditors will be ratified and the Nominees will be elected trustees without the affirmative vote of any other shareholders. See "THE ANNUAL MEETING--Voting Rights and Vote Required."


The Proposals

         Proposal 1 -- Approval of the Investment. At the Annual Meeting, the shareholders will be asked to approve the Investment, pursuant to which the Company will issue and sell to Veqtor, upon the terms and conditions of the Investment Agreement and the Certificate of Designation, approximately 12,267,658 Class A Preferred Shares for a purchase price of approximately $33 million.

         The Investment will provide the Company with approximately $33 million in new equity capital to be used in implementing the new business plan. The equity capital to be provided by EGI and Victor Capital was a factor considered by the Board of Trustees in approving the Former Parent's proposed sale to CRIL and the new business plan. At that time, the Board of Trustees expressly the approved the preferred equity investment proposed by EGI and Victor Capital at a purchase price of $2.69 per share (convertible at a rate of one Common Share for each Class A Preferred Share).

         The Investment, the Investment Agreement and the Certificate of Designation are described more specifically herein under "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT" and "DESCRIPTION OF CAPITAL SHARES." A conformed copy of the Investment Agreement is attached hereto as annex A and the form of Certificate of Designation is attached hereto as annex B.

         Proposal 2 -- Amendments to Declaration of Trust. At the Annual Meeting, shareholders will be asked to approve the Restated Declaration in the form attached hereto as annex C. The Restated Declaration would amend the Declaration of Trust in the following manner:

         Capitalization. The Restated Declaration reclassifies the Common Shares as "Class A Common Shares" and creates another class of common shares to be known as "Class B Non-Voting Common Shares." See "DESCRIPTION OF CAPITAL SHARES."

         Related Party Transactions. The Declaration previously provided certain restrictions upon transactions between the Company and certain large shareholders and other affiliates. These provisions have been revised to indicate that no contract or transaction between a Trustee, officer or shareholder and the Company shall be void or voidable solely because of the interested party's relationship with the Company or the interested party's presence at a meeting where such transaction was approved or the interested party's votes were courted for such purpose if either (i) the material facts as to the interested party's relationship or interest were disclosed and the transaction was approved in good faith by either a majority of the shareholders or a majority of the disinterested Trustees or (ii) the contract or transaction is fair to the Company. In addition, Section 3.7 of the Restated Declaration eliminates any "corporate opportunity" claims by the Company or any shareholder with respect to any Trustee, officer or shareholder.

         Change of Company Name. The Restated Declaration provides that the Company will conduct its business under the name "Capital Trust."

         Elimination of Provisions Relating to the Company's Qualification as a REIT. Under the Company's new business plan, the Company will no longer be operated as a "real estate investment trust." Several provisions of the Declaration provided limitations upon the conduct of the Company's business, including providing investment policies intended to assure the Company's ability to continue to be treated as a "real estate investment trust" for federal income tax purposes. The Restated Declaration eliminates the provisions relating to the Company's qualification as a real estate investment trust, including restrictions on share ownership relating to continued real estate investment trust qualification, restrictions upon investments permitted to be made by the Company and the requirement that a majority of the members of the Board of Trustees be independent.

         Board of Trustees. The Restated Declaration increases the maximum permissible size of the Board of Trustees from seven to 21 and provides that Trustees will be elected at each annual meeting by a plurality of the shares entitled to vote at such meeting. In addition, the requirement that a majority of the members of the Board of Trustees be independent has been eliminated.

         The Restated Declaration is described more specifically herein under "PROPOSAL 2 -- APPROVAL OF THE RESTATED DECLARATION."

         Proposal 3 -- Election of Trustees. At the Annual Meeting, the shareholders will be asked to elect the Company's seven Nominees as trustees, each to serve until the next annual meeting of shareholders of the Company or until their successors have been elected and shall have qualified.

         The Nominees are discussed more specifically herein under "PROPOSAL 3 -- ELECTION OF TRUSTEES."

         Proposal 4 -- Ratification of Appointment of Independent Auditors. At the Annual Meeting, the shareholders will be asked to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997. The appointment of Ernst & Young LLP as independent auditors is discussed more specifically herein under "PROPOSAL 4 -- RATIFICATION OF INDEPENDENT AUDITORS."

         Proposal 5 - Adoption of the Share Option Plan. At the Annual Meeting, the shareholders will be asked to approve the adoption of the Share Option Plan for the Company. The proposed Share Option Plan is described more specifically herein under "PROPOSAL 5 - ADOPTION OF THE SHARE OPTION PLAN."


Interests of Certain Shareholders and Management in the Proposals

         In considering the recommendation of the Company's Board of Trustees with respect to the Investment, shareholders should be aware that certain shareholders and trustees of the Company have certain interests in the Investment that are in addition to the interests of the Company and the shareholders generally. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT--Interests of Certain Persons in the Transactions."

Recommendation of the Board of Trustees

         The Board of Trustees has unanimously determined to recommend a vote in favor of approval of each of the Proposals. The Board of Trustees believes that the Investment is fair to, and in the best interest of, the shareholders of the Company. For a discussion of the factors considered by the Board of Trustees in reaching its decision to recommend approval of the Investment, see "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT--Recommendation of the Board of Trustees."


Certain Tax Considerations

         The shareholders will not recognize gain or loss for federal income tax purposes as a result of the Investment or the adoption of the Restated Declaration. In addition, the Company does not anticipate incurring any federal income tax liability as a result of the Investment. However, after consummation of the Investment, the Company intends to conduct its business in a manner that will cause it to be ineligible to be treated as a real estate investment trust for federal income tax purposes. See "FEDERAL INCOME TAX CONSIDERATIONS."

                                             PRO FORMA CAPITALIZATION

         The following table sets forth certain combined short-term obligations and the combined capitalization of the Company as of December 31, 1996 as adjusted to give pro forma effect to the Investment, the Acquisition and related transactions. The information set forth in the table below should be read in conjunction with the Unaudited Pro Forma Condensed Combined Financial Statements and related noted included elsewhere herein.


                                                                              As of December 31, 1996

                                                                          Historical          Pro Forma
                                                                       --------------------------------------
                                                                                   (In Thousands)


Short-Term Debt:(1)
    Current maturities of long-term notes payable......................       $        -            $     640
                                                                       -----------------    -----------------
    Total short-term debt..............................................       $        -            $     640
                                                                       -----------------    -----------------

Long-Term Debt(2)
    Long-term notes payable............................................         $  5,169             $  8,429
                                                                       -----------------    -----------------
    Total long-term debt...............................................            5,169                8,429

Shareholders' Equity(3)(4)
    Preferred Shares, $1 par value; 12,267,658 Class A 9.5% Cumulative
    Convertible Preferred Shares authorized, issued and outstanding on a
    pro forma basis....................................................                -               12,268
    Common Shares, $1 par value; 9,137,335 Class A Common Shares
    authorized, issued and outstanding.................................            9,137                9,137
    Additional paid-in capital.........................................           55,118               74,850
    Unrealized holding costs on marketable securities..................             (22)                 (22)
    Accumulated deficit................................................         (39,762)             (39,762)
                                                                       -----------------    -----------------

    Total Shareholder's Equity.........................................           24,471               56,471
                                                                       -----------------    -----------------

Total Capitalization (5)...............................................         $ 29,640             $ 65,540
                                                                       =================    =================


--------------------------------

(1) Represents the current portion of the Acquisition note payable, net of an unamortized discount of $360,000.

(2) Included on a pro forma basis is the long-term portion of the Acquisition note payable, net of an unamortized discount of $740,000. In connection with the sale of the Company's remaining real estate assets in the first quarter of 1997, all but $886,000 of the Company's long-term notes payable outstanding on December 31, 1996 have been extinguished.

(3) Assumes 12,267,658 Class A Preferred Shares are purchased by Veqtor for approximately $33 million. Gives effect to the change in the Company's capitalization to include the Class A Preferred Shares. $1 million in transaction costs is reflected as a reduction to additional paid-in-capital on a pro forma basis. Does not include Class A Common Shares and Class B Common Shares which may be issued upon conversion of Preferred Shares or potential conversion of Class A Preferred Shares into Class B Preferred Shares.

(4) The Declaration and Restated Declaration both provide that the total number of Common Shares and Preferred Shares which may be issued by the Board of trustees is not limited.

(5) Total Capitalization includes short-term and long-term debt and shareholders' equity.

                UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                           INFORMATION OF THE COMPANY


         The following pro forma condensed combined financial statements assume completion of the Investment and the Acquisition and related transactions by the Company. The pro forma condensed combined financial statements are based on and should be read in conjunction with the historical consolidated financial statements of the Company, which are incorporated in this Proxy Statement and the historical consolidated financial statements of Victor Capital, which are included elsewhere in this Proxy Statement.

         The following pro forma condensed combined balance sheet as of December 31, 1996 assumes the Investment and the Acquisition and related transactions occurred on December 31, 1996. The following pro forma condensed combined statements of income for the year ended December 31, 1996 assumes the Investment and the Acquisition and related transactions occurred on January 1, 1996. The following pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined operating results or combined financial position that would have occurred if the Investment and the Acquisition had been consummated on the dates indicated, nor is it indicative of future combined operating results or combined financial position.



                                    Pro Forma Condensed Combined Balance Sheet
                                                 December 31, 1996
                                                    (Unaudited)
                                                      (000s)

                                                           Victor            Pro Forma                          Pro Forma
                                     The Company          Capital           Adjustments         Notes            Combined
                                  -----------------  ------------------  ------------------ --------------  ------------------
Assets
Current Assets:
     Rental properties, net                 $ 8,585             $     -           $       -                            $ 8,585
     Notes receivable, net                    1,576                   -                   -                              1,576
     Cash and cash equivalents                4,698               1,056               (236)      (1)                     5,518
     Marketable securities                   14,115                   8              33,000      (2)                    47,123
     Accounts receivable, net                   707                 635                   -                              1,342
                                  -----------------  ------------------  ------------------                 ------------------
     Total current assets                    29,681               1,699              32,764                             64,144

     Property and equipment, net                  -                  90                   -                                 90
     Other assets, net                          355                 109               (106)      (1)                       380
     Intangible assets, net                       -                   -               3,900      (1)                     3,900
                                  -----------------  ------------------  ------------------                 ------------------
         Total Assets                       $30,036              $1,898             $36,558                            $68,514
                                  =================  ==================  ==================                 ==================


Liabilities and Shareholders' Equity

Liabilities:
     Current maturities of long-term
     notes payable, net                   $       -           $      -             $   640       (1)                  $    640
     Long-term notes payable, net             5,169                  -               3,260       (1)                     8,429
     Accounts payable and accrued
     expenses                                   326              1,642                 894     (1), (3)                  2,864
     Other liabilities                           70                 20                   -                                  90
                                  -----------------  -----------------  ------------------                  ------------------

     Total Liabilities                        5,565              1,662               4,794                              12,043
                                  -----------------  -----------------  ------------------                  ------------------

Shareholders' equity:
Class A Preferred Shares                          -                  -              12,268       (2)                    12,268
Class A Common Shares                         9,137                  -                   -                               9,137
Additional paid-in-capital                   55,118                                 19,732     (2), (3)                 74,850
Unrealized holding loss on
marketable securities                          (22)                  -                   -                                (22)
Accumulated earnings (deficit)             (39,762)                236               (236)       (1)                  (39,762)
                                  -----------------  -----------------  ------------------                  ------------------

Total Shareholders' Equity                   24,471                236              31,764                              56,471
                                  -----------------  -----------------  ------------------                  ------------------

Total liabilities and Shareholders'
Equity                                      $30,036             $1,898             $36,558                             $68,514
                                  =================  =================  ==================                  ==================



      The Accompanying Notes are an Integral Part of These Pro Forma Condensed Combined Financial Statements.



                                 Pro Forma Condensed Combined Statement of Income
                                           Year Ended December 31, 1996
                                                    (Unaudited)
                                       (In thousands, except per share data)

                                                           Victor          Pro Forma                            Pro Forma
                                      The Company         Capital         Adjustments           Notes           Combined
                                    ---------------   ----------------  ----------------   ---------------- -----------------
Revenues:
  Rental income                              $2,019            $     -           $     -                               $2,019
  Real estate advisory fees                       -              6,940                 -                                6,940
  Interest and investment income              1,136                 70                 -                                1,206
                                    ---------------   ----------------  ----------------                    -----------------
  Total Revenues                              3,155              7,010                 -                               10,165

Expenses
  Operating expenses                            685                  -                 -                                  685
  Payroll                                         -              2,833             1,000         (1)                    3,833
  Victor Capital management fee                   -                861             (861)         (1)                        -
  Property management                            96                  -                 -                                   96
  General and administrative                  1,503                892                                                  2,395
                                    ---------------   ----------------  ----------------                    -----------------
  Total Expenses                              2,284              4,586               139                                7,009
                                    ---------------   ----------------  ----------------                    -----------------

Operating Income                                871              2,424             (139)                                3,156
                                    ---------------   ----------------  ----------------                    -----------------

Other Income (Expense)
  Interest                                    (547)                  -             (360)         (2)                    (907)
  Depreciation and amortization                (64)               (44)             (260)         (2)                    (368)
  Net gain on sale                            1,069                263                 -                                1,332
  Valuation reserves                        (1,743)                  -                 -                              (1,743)
                                    ---------------   ----------------  ----------------                    -----------------
Total Other Income (Expense)                (1,285)                219             (620)                              (1,686)
                                    ---------------   ----------------  ----------------                    -----------------

Income (Loss) Before Provision
  For Income Taxes                            (414)              2,643             (759)                                1,470
Provision for income taxes                        -                  -                 -         (3)                        -
                                    ---------------   ----------------  ----------------                    -----------------

Net Income (Loss)                            $(414)             $2,643            $(759)                               $1,470
                                    ===============   ================  ================                    =================

Preferred dividends                               -                  -             3,135         (4)                    3,135
                                    ---------------   ----------------  ----------------                    -----------------
Net Income (Loss) - Common Shares            $(414)             $2,643          $(3,894)                             $(1,665)
                                    ===============   ================  ================                    =================

Net Income (loss) per Common Share
Primary                                     $(0.05)          NA                       NA                              $(0.18)
Fully diluted                               $(0.05)          NA                       NA                              $(0.08)

Weighted average Common Shares
  outstanding
Primary                                       9,137          -                         -                                9,137
Fully diluted                                 9,137          -                    12,268         (5)                   21,405






      The Accompanying Notes are an Integral Part of These Pro Forma Condensed Combined Financial Statements.

                      Notes to Pro Forma Condensed Combined
                              Financial Information
                                   (Unaudited)

Balance Sheet

1.   Acquisition of Victor Capital

Reflects the Acquisition in exchange for a five-year, non-interest bearing, $5.0 million note payable in ten equal semi-annual installments of $500,000. See "PROPOSAL 3--ELECTION OF TRUSTEES--Certain Relationships and Related Transactions." The note has been discounted to $3.9 million based on an imputed interest rate of 9.5%. Pursuant to the interest purchase agreement, Victor Capital's assets will approximate its liabilities at the time of Acquisition. In connection with the Acquisition, $106,000 of transaction costs incurred and deferred by Victor Capital as of December 31, 1996 will be reimbursed by the Company.

These events are reflected in the Pro Forma Condensed Combined Balance Sheet as follows (in thousands):




  Adjustment of Victor Capital net assets to zero:
      Cash and cash equivalents                                        $(236)
                                                                     =======
      Accumulated earnings (deficit)                                   $(236)
                                                                     =======

  Reimbursement of transaction costs:
      Other assets, net                                                $(106)
                                                                    ========
      Accounts payable and accrued expenses                            $(106)
                                                                    ========

  Acquisition in exchange for a non-interest bearing note
  discounted at an imputed interest rate of 9.5%:
      Intangible assets, net                                          $3,900
                                                                     =======
      Current maturities of long-term notes payable, net                $640
      Long-term notes payable, net                                    $3,260
                                                                     -------
                                                                      $3,900

2.   Class A Preferred Shares

Represents $33 million in gross proceeds from the issuance of 12,267,658 Class A Preferred Shares which is assumed to be immediately invested into marketable securities. See "PROPOSAL 1--APPROVAL OF THE INVESTMENT."

3.   Transaction Costs

The Company expects to incur approximately $1 million for direct transaction costs, such as attorneys, accountants, printing and other related fees. This estimated amount is reflected as a reduction to paid-in-capital and an increase to accrued expenses in the unaudited pro forma condensed combined balance sheet as of December 31, 1996. The estimated charge is not reflected in the unaudited pro forma combined condensed consolidated statements of income. The amount of this charge is a preliminary estimate and is therefore subject to change.

Statement of Income

1.   Employment

Prior to the Acquisition, Victor Capital's owners were compensated pursuant to a management agreement with Victor Capital's general partner. Contemporaneous with the Acquisition, the owners of Victor Capital will enter into employment agreements with the Company and the management agreement will be terminated. See "PROPOSAL 3--ELECTION OF TRUSTEES--Employment Agreements."

2.   Amortization of Victor Capital Acquisition

The discounted cost of the Acquisition, $3.9 million, will be amortized over a fifteen year period. Interest has been imputed on the non-interest bearing note issued by the Company to acquire Victor Capital at a rate of 9.5% per annum.

3.   Corporate Taxes

Due to the anticipated termination of the Company's REIT status and the Company's resulting status as a taxable corporate entity, the Company's income will be taxed at a federal corporate rate of 35% after giving effect to the Company's estimated available net operating losses of $1.5 million per annum, which have been adjusted for the change in the Company's ownership. In 1996 the Company's pro forma income would have been offset by available net operating losses and, accordingly, there would have been no provision for income taxes.

4.   Class A Preferred Convertible Shares

Pursuant to the terms of the Certificate of Designations establishing the Class A Preferred Shares, a semi-annual dividend of approximately $.13 per share is payable based on a dividend rate of 9.5%. See "PROPOSAL 1--APPROVAL OF THE INVESTMENT."

5.   Dilution of Common Shares

Pursuant to the terms of the Certificate of Designations establishing the Class A 12,267,658 Preferred Shares, the holders of the 12,267,658 Class A Preferred Shares outstanding on a pro forma basis have the right to convert their shares into Class A Common Shares and Class B Common Shares of the Company at the rate of one Class A Common Share or Class B Common Share for each Class A Preferred Share, subject to adjustment to avoid dilution.
See "PROPOSAL 1--APPROVAL OF THE INVESTMENT."

                   HISTORICAL MARKET PRICE AND DIVIDENDS DATA


Market Prices and Dividends

         The Common Shares are listed for trading on the New York and Pacific Stock Exchanges under the symbol "CT." The table below sets forth, for the calendar quarters indicated, the reported high and low sale prices of Common Shares as quoted on the New York Stock Exchange based on published financial sources. No dividends were paid in 1995 and 1996. As of April 1, 1997, the Company had 1,677 holders of record of its Common Shares. The closing market price for the Common Shares on January 2, 1997, the day prior to the announcement of the Former Parent's sale of its Common Shares to CRIL, was $2 3/4.

                                                           High   Low

                                                                   1995
  First Quarter .......................................   1-5/8   1-5/8
  Second Quarter ......................................   1-7/8   1-3/4
  Third Quarter .......................................   1-5/8   1-1/2
  Fourth Quarter ......................................   1-1/2   1-3/8

                                                                   1996
  First Quarter .......................................   1-1/2   1-1/8
  Second Quarter ......................................   1-7/8   1-3/8
  Third Quarter .......................................   2-3/4   1-5/8
  Fourth Quarter ......................................   2-7/8   1-7/8



Dividend Policy

         The Company does not currently expect to declare or pay dividends on its Class A Common Shares or Class B Common Shares in the foreseeable future. The policy of the Board of Trustees will be to reinvest earnings in of the Company. Unless all accrued dividends and other amounts then accrued through the end of the last dividend period and unpaid with respect to the Preferred Shares have been paid in full, the Company may not declare or pay or set apart for payment any dividends on the Class A Common Shares or Class B Common Shares. The policy of reinvesting earnings, among other things, will cause the Company's REIT status to terminate. See "FEDERAL INCOME TAX CONSIDERATIONS."

                                  RISK FACTORS


         While the Board of Trustees recommends approval of the Investment and is of the opinion that the Investment proposal is fair to, and in the best interest of, the Company and its shareholders, the Company's shareholders should carefully consider the following factors in determining whether to approve the Investment and the other proposals set forth in this Proxy Statement.


Risk Factors Relating to the Investment

         Control by Veqtor. Upon consummation of the Investment and the purchase of 6,959,593 Common Shares from CRIL, Veqtor will beneficially own, in the aggregate, up to 19,598,998 or 90% of the outstanding voting shares of the Company after giving effect to the Investment. As a result, Veqtor will have the ability to control the election of trustees of the Company and the vote on actions requiring shareholder approval including (i) amendments to the Restated Declaration of Trust and (ii) mergers or sales of all or substantially all of the assets of the Company, and will otherwise be a position to control the policies and affairs of the Company. In addition, the Investment Agreement and the Certificate of Designation each contain certain covenants by the Company which are protective of the Class A Preferred Shares, including limitations on the Company's ability to amend the Restated Declaration, issue additional shares, declare or pay any dividend on other classes of shares, incur indebtedness, or merge, consolidate or sell the Company's assets. The Company has also agreed to redeem the Class A Preferred Shares for cash in the event of a "change in control" as defined in the Certificate of Designation. Such covenants will restrict the Company from engaging in any significant financing or major transaction without Veqtor's consent. See "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT--The Investment Agreement" and "DESCRIPTION OF CAPITAL SHARES."

         Impact on Market Price. The Common Shares are currently publicly traded. The market price of the Common Shares may be affected by Veqtor's acquisition following consummation of the Investment of the Class A Preferred Shares that are convertible into Class A Common Shares at a rate of one Common Share for each Class A Preferred Share, subject to adjustment to avoid dilution.

         Anti-Takeover Effect. Veqtor's controlling ownership of the Company's outstanding shares upon completion of the Investment will have the effect of precluding the acquisition of the Company by a third party without Veqtor's consent.

         Dilution. The Investment will increase the number of outstanding shares of the Company by approximately 138% and significantly reduce the ownership interest percentage and proportionate voting power of the existing holders of Common Shares. The Company's 1996 earnings per share on a pro forma basis, after giving effect to the Investment and Acquisition as of January 1, 1996, would have changed, from $(.05) to $(.08) per share.

         Loss Carryforwards. The acquisition in January 1997 by an affiliate of EGI of a 76% interest in the Company resulted in a change in ownership of the Company under Section 382 of the Code, and the Investment is expected to result in another change in ownership of the Company, for purposes of limitations on the use of the Company's net operating loss and capital loss carryforwards ("Loss Carryforwards"). The changes in ownership are expected to result in a limitation on the amount of Loss Carryforwards that may be used to offset the taxable income of the Company, if any, in an amount equal to approximately $1.5 million per year. The actual amount of this limitation may vary, depending upon the actual data used in the foregoing calculations, which will be made as of the effective date of the change in the Company's ownership. In addition to this limitation, if the Company does not continue its business enterprise at all times during the two-year period beginning on the date of the Closing, the amount of Loss Carryforwards that may be used to offset taxable income will be, subject to certain exceptions, reduced to zero. The net operating loss limitation may also be reduced if the Company has substantial non-business assets. Although the Company anticipates that it will comply with the requirements of Section 382, there can be no assurance that it will be able to do so.

         No Appraisal Rights. Holders of Common Shares will not have any statutory appraisal rights under California law to elect to have the fair value of their Common Shares judicially appraised and paid to them in cash in connection with or as a result of the Investment to be acted upon at the Annual Meeting.


Risk Factors Relating to the Company's New Business Plan and the Acquisition

         New Business Plan. The Company will be subject to the risks generally associated with the development and implementation of a new business plan and will need to successfully develop operating policies and strategies in connection therewith for which there can be no assurance. The Company will be dependent upon the experience and expertise of its new management team in administering the new business plan. Certain officers and employees of Victor Capital who will assume similar positions with the Company have significant experience in managing real estate assets, including Mortgage Loans and Mezzanine Loans, and otherwise have general familiarity with Subordinated Interests. However, such officers and employees have never managed a specialty finance business as is contemplated in the new business plan. There can be no assurance that the Company will not encounter significant difficulties in integrating Victor Capital's existing operations with those proposed for the Company. There can be no assurance that the Company will be able to implement successfully the strategies that the Company intends to pursue.

         General Risks of Investing in Real Estate. The ultimate performance of the Company's investments will be subject to the varying degrees of risk generally incident to the ownership and operation of the underlying real property. The ultimate value of the Company's security in the underlying real property depends upon the owners' ability to operate the real properties in a manner sufficient to maintain or increase revenues in excess of operating expenses and debt service or, in the case of real property leased to a single lessee, the ability of the lessee to make rental payments. Revenues may be adversely affected by adverse changes in national economic conditions, adverse changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, competition from other properties offering the same or similar services, changes in interest rates and in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements (particularly in older structures), changes in real estate tax rates and other operating expenses, adverse changes in governmental rules and fiscal policies, civil unrest, acts of God, including earthquakes, hurricanes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the real property owners and the Company.

         Illiquidity of Real Estate. Real estate investments are relatively illiquid. The ability of the Company to vary its portfolio in response to changes in economic and other conditions will be limited. No assurances can be given that the fair market value of any of the real property serving as security will not decrease in the future.

         Insurance Risks. The Company intends to ensure that its borrowers maintain comprehensive insurance on their properties, including liability and fire and extended coverage, in amounts sufficient to permit the replacement of the properties in the event of a total loss, subject to applicable deductibles. There are certain types of losses, however, generally of a catastrophic nature, such as earthquakes, floods and hurricanes, that may be uninsurable or not economically insurable. Inflation, changes in building codes and ordinances, environmental considerations, and other factors also might make it infeasible to use insurance proceeds to replace a property if it is damaged or destroyed. Under such circumstances, the insurance proceeds received by the property owner might not be adequate to restore its economic position with respect to the affected property.

         Environmental Matters. Operating costs and the value of a borrower's property may be affected by the obligation to pay for the cost of complying with existing environmental laws, ordinances and regulations, as well as the cost of future legislation. Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. Therefore, an environmental liability could have a material adverse effect on the underlying value of the borrower's real property.

         When commercially practicable, the Company intends to obtain Phase I environmental assessments on all properties owned by prospective borrowers prior to making any loan or investment. The purpose of Phase I environmental assessments is to identify potential environmental contamination that is made apparent from historical reviews of the properties, reviews of certain public records, preliminary investigations of the sites and surrounding properties, and screening for the presence of hazardous substances, toxic substances and underground storage tanks. It is possible, however, that these reports will not reveal all environmental liabilities or that there are material environmental liabilities of which the Company is unaware.

         Risk from Ownership of Real Properties with Known Environmental Problems. The Company may invest in mortgage loans secured by real estate with known environmental problems that materially impair the value of the real estate. If so, the Company will take certain steps to limit its liability for such environmental problems, such as creating a special purpose entity to own such real estate. Despite these steps, there are risks associated with such an investment. The Company intends to limit its investments in environmentally distressed real property.

         Risk from Multifamily Residential, Commercial and Construction Lending Activities. The Company may originate or acquire loans secured by existing commercial real estate or multifamily residential real estate, including loans that are subordinate to first liens on such real estate. Loans that are subordinate to first liens on real estate are subject to greater risks of loss than first lien mortgage loans. An overall decline in the real estate market could adversely affect the value of the property securing the loans such that the aggregate outstanding balance of the loan made by the Company and the balance of the more senior loan on the property exceed the value of the property. The Company may, in some cases, address this risk by providing a Mezzanine Loan to the partnership that owns property, secured by a partnership interest in such owner, so that, in the event of a default, the Company can take over the management of the property and seek to reduce the amount of losses. There can be no assurance, however, that it will be able to do so. Alternatively, the Mezzanine Loans could take the form of a non-voting preferred equity investment in a single purpose entity with terms substantially the same as described above.

         Yield Considerations. Before making any investments, the Company will consider the expected yield of the investment and the factors that may influence the yield actually obtained on such investment. These considerations will affect the Company's decision whether to purchase such an investment and the price offered for such an investment. Despite new management's experience in evaluating potential investments, no assurances can be given that the Company can make an accurate assessment of the yield to be produced by an investment. Many factors beyond the control of the Company are likely to influence the yield on the Company's investments.

         Taxable Income. The Company intends to acquire Subordinated Interests which may have significant original issue discounts ("OIDs") as well as residual interests which may generate taxable income which may exceed the actual economic income which is generated from these investments.

         Available Investments. The results of the Company's future operations under the new business plan will be dependent upon the availability of investment opportunities for the acquisition of assets. It may take considerable time for the Company to find and consummate appropriate investments. In general, the results of the Company's operations will be affected by the level and volatility of interest rates, by conditions in the housing and financial markets, and general economic conditions. No assurances can be given that the Company will be successful in acquiring economically desirable assets or that the assets, once acquired, will maintain their economic desirability. To the extent that the Company acquires assets other than those detailed herein, such other acquisitions may pose risks to the Company and to the Company's shareholders that are different from or in addition to the risks enumerated herein.

         Risks Associated with Use of Proceeds. A substantial portion of the net proceeds of the Investment will be producing little income immediately after the Closing. The Company intends temporarily to invest the net proceeds of the Investment in readily marketable, interest-bearing securities until the Company finds appropriate opportunities to make Mortgage Loans and Mezzanine Loans to property owners or developers or Subordinated

Interests in which to invest. There can be no assurance, however, that the Company will locate borrowers that meet its lending or investment criteria or identify Subordinated Interests or that any such assets will produce a return on the Company's investment.

         Interest Rate Risk. The value of mortgage loans and investments is affected substantially by prepayment rates on the mortgage loans or underlying mortgage collateral. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic and other factors and cannot be predicted with certainty. In periods of declining mortgage interest rates, prepayments generally increase. If general interest rates also decline, the amounts available for reinvestment by the Company during such periods are likely to be reinvested at lower interest rates than the Company was earning on prepaid mortgage loans or investments. Mortgage loans and investments may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. In general, changes in both prepayment rates and interest rates will change the total return on mortgage loans and investments.

         The Company's operating results depend in part on the difference between the interest income earned on its interest-earning assets and the interest expense incurred in connection with its interest-bearing liabilities. Changes in the general level of interest rates prevailing in the economy can affect the Company's income by affecting the spread between the Company's interest-earning assets and interest-bearing liabilities, as well as, among other things, the value of the Company's interest-earning assets and its ability to realize gains from the sale of assets and the average life of the Company's interest earning assets.

         Interest rates are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations, and other factors beyond the control of the Company. The Company may employ a hedging strategy to limit the effects of changes in interest rates on its operations, including engaging in interest rate swaps, caps, floors and other interest rate exchange contracts. There can be no assurance that the profitability of the Company will not be adversely affected during any period as a result of changing interest rates.

         Growth Dependent on Leverage; Risks from Use of Leverage. The success of the Company's new business plan is dependent upon the Company's ability to grow its portfolio of invested assets through the use of leverage. The Company intends to significantly leverage its portfolio through secured and unsecured borrowings, generally through the use of bank credit facilities, warehouse lines of credit on pools of real estate and mortgage loans, mortgage loans on real estate reverse repurchase agreements and other borrowings. The Company's ability to obtain the leverage necessary for execution of its business plan will ultimately depend upon its ability to maintain interest coverage ratios meeting market underwriting standards. The percentage of leverage used will vary depending on the Company's estimate of the stability of the portfolio's cash flow. To the extent that changes in market conditions cause the cost of such financing to increase relative to the income that can be derived from the assets acquired, the Company may reduce the amount of leverage it utilizes.

         Leverage creates an opportunity for increased net income, but at the same time creates risks. For example, leveraging magnifies changes in the net worth of the Company. The Company will leverage assets only when there is an expectation that it will enhance returns, although there can be no assurance that the Company's use of leverage will prove to be beneficial. Moreover, there can be no assurance that the Company will be able to meet its debt service obligations and, to the extent that it cannot, the Company risks the loss of some or all of its assets or a financial loss if the Company is required to liquidate assets at a commercially inopportune time.

         General Economic Conditions. The Company's success is dependent upon the general economic conditions in the geographic areas in which a substantial number of its investments are located. Adverse changes in national economic conditions or in the economic conditions of the regions in which the Company conducts substantial business likely would have an adverse effect on real estate values, interest rates and, accordingly, the Company's business.

         Competition. The Company intends to engage in a highly competitive business. The acquisition of Mortgage and Mezzanine Loans and Subordinated Interests is often based on competitive bidding. In addition, the

Company's competitors may seek to establish relationships with the financial institutions and other firms from whom the Company intends to purchase such assets. Many of the Company's anticipated competitors are significantly larger than the Company, have established operating histories and procedures, may have access to greater capital and other resources, and may have other advantages over the Company in conducting certain businesses and providing certain services. Separately, Victor Capital competes with national, regional, and local firms, many of which possess greater financial, marketing and other resources than Victor Capital. While many of these firms do not currently provide all of the services which Victor Capital provides, there can be no assurance that other firms will not engage in such activities in the future.

         Investment Company Act Exemption. The Company believes that it will not be, and intends to conduct its operations so as not to become, regulated as an investment company under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company Act generally exempts entities that are "primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate" ("Qualifying Interests"). Under current interpretations by the Staff of the Commission, in order to qualify for this exemption, the Company, among other things, must maintain at least 55% of its assets in Qualifying Interests and also may be required to maintain an additional 25% in Qualifying Interests or other real estate-related assets. Therefore, the assets which the Company may acquire and hold may be limited by the provisions of the Investment Company Act. Generally, the Mortgage Loans and certain of the Mezzanine Loans in which the Company may invest constitute Qualifying Interests. In connection with its acquisition of Subordinated Interests, the Company may, where appropriate, (i) seek to obtain foreclosure rights or other similar arrangements (including obtaining Special Servicing Rights after the Company acquires or becomes a special servicer) with respect to the underlying mortgage loans, although there can be no assurance that it will be able to do so on acceptable terms or (ii) to acquire Subordinated Interests collateralized by whole pools of mortgage loans. As a result of obtaining such rights or whole pools, the Company believes that the related Subordinated Interests will constitute Qualifying Interests for purposes of the Investment Company Act. The Company does not intend, however, to seek an exemptive order, no-action letter or other form of interpretive guidance from the Commission or its Staff on this position. If the Commission or its staff were to take a different position with respect to whether such Subordinated Interests constitute Qualified Interests, the Company could, among other things, be required either (a) to change the manner in which it conducts its operations to avoid being required to register as an investment company or (b) to register as an investment company, either of which could have a material adverse effect on the Company and the market price for the shares (such registration would result in, among other things, a significantly reduced ability to utilize leverage in the Company's business and significantly increased operating expenses). The Company is not currently a special servicer, rated or otherwise. See "--Risk From Ownership Of Subordinated Interests In Pools Of Commercial Mortgage Loans."

         Limited Trading Market. While the Company's Common Shares are traded on the New York Stock Exchange ("NYSE") and the Pacific Stock Exchange ("PSE"), trading volume is limited and sporadic. There can be no assurance that an active and liquid trading market will develop following implementation of the Company's new business plan. There can be no assurance that the Company will continue to meet the maintenance criteria for continued listing on the NYSE or PSE.

         Risk from Ownership of Subordinated Interests in Pools of Commercial Mortgage Loans. The Company intends to acquire a significant amount of Subordinated Interests, including "first loss" unrated, credit support Subordinated Interests. A first loss security is the most subordinated class of a multi-class issuance of pass-through or debt securities and is the first to bear the loss upon a default on the underlying collateral. Such classes are subject to special risks, including a substantially greater risk of loss of principal and non-payment of interest than more senior, rated classes. While the market values of most Subordinated Interest classes tend to react less to fluctuations in interest rate levels than more senior, rated classes, the market values of Subordinated Interests classes tend to be more sensitive to changes in economic conditions than more senior, rated classes. The ratings assigned to securities by a nationally-recognized rating agency reflect such agency's assessment of the ability of the issuer to make timely payments of principal and interest and the nature and quality of the collateral underlying the obligations. As a result of these and other factors, Subordinated Interests generally are not actively traded and may not provide holders thereof with liquidity of investment.

         The yield to maturity on Subordinated Interests of the type the Company intends to acquire will be extremely sensitive to the default and loss experience of the underlying mortgage loans and the timing of any such defaults or losses. Because the Subordinated Interests of the type the Company intends to acquire generally have no credit support, to the extent there are realized losses on the mortgage loans comprising the mortgage collateral for such classes, the Company may not recover the full amount or, indeed, any of its initial investment in such Subordinated Interests.

         When the Company acquires a Subordinated Interest, it may not acquire the right to service the underlying mortgage loans, even those that become defaulted, although the Company may seek to obtain Special Servicing Rights (as defined herein ) (i.e. rights that permit the Company to make certain loss-minimizing decisions with respect to defaulted mortgages) with respect to such loans. The servicer of the mortgage loans is responsible to holders of the senior classes of CMBS, whose interests may not be the same as those of the holder of the Subordinated Interest. Accordingly, the underlying mortgage loans may not be serviced in the same manner as they would be serviced by the Company or in a manner that is most advantageous to the Company as the holder of the Subordinated Interest. The Company is not currently a special servicer, rated or otherwise and, although it plans to seek to become rated as a special servicer, or acquire a rated special servicer, there can be no assurance as to when the Company will be able to accomplish the foregoing. Until the Company can act as a special servicer, it is unlikely that it will be able to obtain special servicing rights.

         The subordination of Subordinated Interests to more senior classes may adversely affect the yield on the Subordinated Interests even if realized losses are not ultimately allocated to such classes. On any payment date, interest and principal are paid on the more senior classes before interest and principal are paid with respect to the unrated or non-investment grade credit support classes. Typically, interest deferred on these credit support classes is payable on subsequent payment dates to the extent funds are available, but such deferral may not itself bear interest. Such deferral of interest will affect adversely the yield on the Subordinated Interests.

         The yield of the Subordinated Interests also will be affected by the rate and timing of payments of principal (including prepayments, repurchase, defaults and liquidations) on the mortgage loans underlying a series of CMBS. The rate of principal payments may vary significantly over time depending on a variety of factors such as the level of prevailing mortgage loan interest rates and economic, demographic, tax, legal and other factors. Prepayments on the mortgage loans underlying a series of mortgage-back securities ("MBS") are generally allocated to the more senior classes of CMBS until those classes are paid in full or until the end of a lock-out period, typically of five years or more. Generally, prepayments of principal from the mortgage loans are not received by the Subordinated Interest holders for a period of at least five years. As a result, the weighted-average lives of the Subordinated Interests may be longer than would otherwise be the case. To the extent that the holder of Subordinated Interests is not paid compensating interest on interest shortfalls due to prepayments, liquidations or otherwise, the yield on the Subordinated Interests may be affected adversely.

         Real Estate Advisory Services Revenues Which are Transactional in Nature. A significant component of Victor Capital's revenue is transactional in nature and is subject to the real estate markets generally. See "--General Risks Of Investing In Real Estate." Although Victor Capital has been successful in generating revenues in adverse and unfavorable real estate markets, there can be no assurance that the Company's investment banking, real estate advisory and real estate asset management services businesses will be able to adapt as Victor Capital has in the past for changes in the real estate markets.

         Concentration of Revenues from Real Estate Advisory Services. Although Victor Capital has a significant client roster that has continually expanded since its organization, historically, Victor Capital has earned a significant percentage of its total revenues from a small number of clients. In order to diversify its credit and concentration risk, Victor Capital has focused on expanding its client base and its real estate asset management business to create longer-term, and hence more stable, recurring fee income. Although Victor Capital has been successful in implementing the aforementioned expansion strategies, there can be no assurance that the Company will continue to be successful in this regard.

         Reliance on Senior Management. Senior members of Victor Capital are expected to play a significant role in the start-up and on-going business of the Company under its new business plan. These endeavors will likely require significant time and attention thereby distracting management from Victor Capital's historical core business. While Victor Capital's professional management team will be dedicated to the Company's on-going investment banking, real estate advisory and real estate asset management business, the Company may need to retain additional employees to continue to service its existing client base and to continue to grow such business. In addition, Victor Capital's management team has never managed a specialty finance business. See "--New Business Plan."

         Risk from Ownership of REMIC Residual Interests. The Company also may invest in certain classes of MBS that are designated as the residual interest in the related real estate mortgage conduit ("REMIC") as defined in section 860D of the Code. ("REMIC Residual Interests") and that receive principal and interest payments in excess of amounts needed to make payments on other classes of securities or to fund a reserve account. Principal and interest amounts otherwise allocable to such REMIC Residual Interests are used to protect the senior classes of securities from credit losses on the underlying Mortgage Loan. Moreover, in any given year, the taxable income produced by a REMIC Residual Interest may exceed its cash flow.

         Co-Investments. With regard to Victor Capital's real estate asset management business, senior employees of Victor Capital are from time-to-time invited to co-invest with the firm's real estate asset management clients. All of these investments are made by the employees out of their own personal funds, are purchased on the same terms as made available to the client, are subject to Victor Capital's fees, and are encouraged by Victor Capital's clients in an effort to align Victor Capital's employees' interests with the client's interests. While the Company will not be precluded from co-investing with its clients or making similar equity investments in other circumstances, shareholders may not be afforded the opportunity to co-invest with Victor Capital's investment clients.

         Personal Holding Company Status. Following the Investment the Company may be deemed a personal holding company for federal tax purposes under the Code and thereby subject to additional tax on its undistributed personal holding company income. The Company will seek to avail itself of an exception for a lending or finance company that meet certain test specified in the Code. Although the Company will endeavor to meet the requirements for qualification as a lending or finance company, there can be no assurance that it be able to do so.
See "FEDERAL INCOME TAX CONSIDERATIONS."

                        BUSINESS OF THE COMPANY FOLLOWING
                       THE INVESTMENT AND THE ACQUISITION

Overview

         The Company, through the execution of its new business plan, intends to create a specialty finance company designed primarily to take advantage of opportunities in the market for high-yielding "mezzanine" investments in commercial real estate. The recent significant recovery in commercial real estate property values, coupled with the fundamental structural changes in the real estate capital markets, have created increased demand for financing at the mezzanine level, i.e., the position between senior lenders and equity owners. The Company believes that mezzanine investment opportunities -- if carefully underwritten, structured and monitored -- can provide attractive "equity-like" returns with potentially less risk than direct equity ownership of real property.

         The commercial real estate capital markets for both debt and equity are in the midst of dramatic structural change. Although the issuance volume of CMBS has grown to $30 billion per annum, the terms and conditions of securitized debt are significantly driven by rating agency criteria, resulting in restrictive underwriting parameters and relatively inflexible transaction structures. At the same time, existing equity owners are faced with high levels of maturing debt which will need to be refinanced, and new buyers are seeking greater leverage than is available from securitized or traditional providers. As a result, the need for mezzanine capital, representing the level between 65% and 90% of property value, has grown significantly. The Company, through its new business plan, intends to capitalize on this market opportunity.

         Following the Investment and the Acquisition, Victor Capital will be a wholly owned subsidiary of the Company and Victor Capital's management and professional team will assume comparable positions with the Company.


General

         In connection with the new business plan, the Company will seek to generate returns primarily from investments in (i) Mortgage Loans; (ii) Mezzanine Loans in the form of subordinated loans and preferred equity investments; (iii) Subordinated Interests in CMBS; and, (iv) the on-going real estate advisory business of Victor Capital. There can be no assurances that the Company will be able to acquire such assets, that the terms or results of such investments will be beneficial to the Company, or that the Company will achieve its objectives. See "RISK FACTORS"

         Other than restrictions which result from the Company's intent to avoid regulation under the Investment Company Act, the Company will not be subject to any restrictions on the particular percentage of its portfolio invested in any of the above referenced asset classes. See RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Investment Company Act Exemptions." The Company will have no predetermined limitations or targets for concentration of property type or geographic location. Instead, the Company plans to make acquisition decisions through asset and collateral analysis, evaluating investment risks on a case-by-case basis. Until appropriate investments are made, the net proceeds of the Investment may be invested in readily marketable securities or in interest bearing deposit accounts.

         To the extent that the Company's assets become concentrated in a few states or a particular region, the return on an investment in the Company's shares will become more dependent on the economy of such states or region. The Company intends to seek to maximize yield through the use of leverage, consistent with maintaining an acceptable level of risk. Although there may be limits to the leverage that can be applied to certain of the Company's investments, the Company does not initially intend to leverage its equity by more than five-times.

         Victor Capital's management and professional team has substantial experience in originating, underwriting, structuring, monitoring, managing, and collecting on various types of commercial real estate debt and equity investments. The Company believes that this experience will position the Company to immediately execute its business plan and will be a major resource in the successful implementation of the plan. However, there can be no assurance of the Company's success in implementing its business plan.

Categories of Investment

         The discussion below describes the principal categories of assets that the Company initially intends to acquire.

         Mortgage Loans. The Company intends to actively pursue opportunities to provide Mortgage Loans to real estate owners and property developers who need interim financing until permanent financing can be obtained. The Company's Mortgage Loans will generally not be "permanent" in nature, but rather, are intended to be of a relatively short-term duration, with extension options as deemed appropriate, and will generally require a balloon payment of principal and interest at maturity. These types of loans are intended to be higher yielding loans with higher interest rates and commitment fees. Property owners or developers in the market for these types of loans include, but are not limited to, promoters of pre-formation REITs desiring to acquire attractive properties to contribute to the REIT before the formation process is complete, traditional property owners and operators who desire to acquire a property before it has received a commitment for a long-term mortgage from a traditional commercial mortgage lender or a property owner who has an opportunity to purchase its existing mortgage debt at a discount. The Company may also originate traditional mortgage loans and in connection therewith would compete with traditional commercial mortgage lenders. In pursuing such a strategy, the Company would generally intend to sell or refinance the senior portion of the Mortgage Loan, individually or in a pool, and retain a Subordinated Interest.

         The legal aspects of the mortgage loans that will be made or acquired by the Company or will underlie the Subordinated Interests to be acquired by the Company affect the value of those assets. For a discussion of certain legal aspects of mortgage loans, see "--Certain Legal Aspects of Mortgage Loans and Real Property.

         Mezzanine Loans. The Company intends to take advantage of opportunities to provide mezzanine financing on commercial property that is subject to first lien mortgage debt. The Company believes that there is a growing need for mezzanine capital (i.e. capital representing the level between 65% and 90% of property value) as a result of current commercial mortgage lending practices setting loan-to-value targets as low as 65%. The Company's mezzanine financing may take the form of subordinated loans, commonly known as second mortgages, or, in the case of loans originated for securitization, partnership loans or preferred equity investments. For example, on a commercial property subject to a first lien mortgage loan with a principal balance equal to 70% of the value of the property, the Company could lend the owner of the property (typically a partnership) an additional 15% to 20% of the value of the property. The Company believes that as a result of the significant changes in the lending practices of traditional commercial real estate lenders, primarily relating to more conservative loan-to-value ratios, and that as a result of the significant increase in securitized lending with strict loan-to-value ratios imposed by the rating agencies, there will be increasing demand for mezzanine capital by property owners.

         Typically, in a Mezzanine Loan, the owner would pledge to the Company, as security for its debt to the Company, either the property subject to the first lien (giving the Company a second lien position typically subject to an inter-creditor agreement) or the limited partnership and/or the general partnership interest in the owner. If the owner's general partnership interest is pledged, then the Company would be in a position to take over the operation of the property in the event of a default by the owner. By borrowing against the additional value in their properties, the property owners obtain an additional level of liquidity to apply to property improvements or alternative uses. Mezzanine Loans generally would provide the Company with the right to receive a stated interest rate on the loan balance plus various commitment and/or exit fees. In certain instances, the Company will negotiate to receive a percentage of net operating income or gross revenues from the property, payable to the Company on an ongoing basis, and a percentage of any increase in value of the property, payable upon maturity or refinancing of the loan, or otherwise would allow the Company to charge an interest rate that would provide an attractive risk- adjusted return. Alternatively, the Mezzanine Loans could take the form of a non-voting preferred equity investment in a single purpose entity borrower with the terms of the preferred equity substantially the same as described above.

         In connection with its mezzanine lending and investing activities, the Company may elect to pursue strategic alliances with lenders such as commercial banks and Wall Street conduits who do not have a mezzanine lending capability and are therefore perceived to be at a competitive disadvantage. The Company believes that such alliances could accelerate the Company's loan origination volume, assist in performing underwriting due diligence, and reduce potential overhead. While the Company intends to seek such alliances, there can be no assurance that the Company will be successful in this regard nor that if the Company creates such an alliance or alliances, that such alliances will be successful.

         Subordinated Interests. The Company intends to acquire Subordinated Interests in commercial mortgage-backed securities. CMBS typically are divided into two or more classes, sometimes called "tranches." The senior classes are higher "rated" securities, which would be rated from low investment grade "BBB" to higher investment grade "AA" or "AAA." The junior, subordinated classes typically would include a lower rated, non-investment grade "BB" and "B" class, and an unrated, higher-yielding, credit support class (which generally is required to absorb the first losses on the underlying mortgage loans).

         CMBS generally are issued either as collateralized mortgage obligations ("CMOs" or "CMO Bonds") or pass-through certificates ("Pass-Through Certificates"). CMO Bonds are debt obligations of special purpose corporations, owner trusts or other special purpose entities secured by commercial mortgage loans or CMBS. Pass-Through Certificates evidence interests in trusts, the primary assets of which are mortgage loans. CMO Bonds and Pass-Through Certificates may be issued or sponsored by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and other entities. CMBS are not guaranteed by an entity having the credit status of a governmental agency or instrumentality and generally are structured with one or more of the types of credit enhancement described below. In addition, CMBS may be illiquid. See "RISK FACTORS--Risk Factors Relating to the Company's New Business and the Acquisition--Risk From Ownership of Subordinated Interests in Pools of Commercial Mortgage Loans."

         In most commercial mortgage loan securitizations, a series of CMBS is issued in multiple classes in order to obtain investment-grade ratings for the senior classes and thus increase their marketability. Each class of CMBS may be issued with a specific fixed or variable coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the mortgage loans comprising the mortgage collateral (i.e. mortgage pass-through securities or pools of whole loans securing or backing a series of CMBS) ("Mortgage Collateral") may cause the CMBS to be retired substantially earlier than their stated maturities or final scheduled distribution dates, although, with respect to commercial mortgage loans, there generally are penalties for or limitations on the ability of the borrower to prepay the loan. Interest is paid or accrued on CMBS on a periodic basis, typically monthly.

         The credit quality of CMBS depends on the credit quality of the underlying Mortgage Collateral. CMBS are backed generally by a limited number of commercial or multifamily mortgage loans with larger principal balances than those of single family mortgage loans. As a result, a loss on a single mortgage loan underlying a CMBS will have a greater negative effect on the yield of such CMBS, especially the Subordinated Interests in such CMBS.

         Among the factors determining the credit quality of the underlying mortgage loans will be the ratio of the mortgage loan balances to the value of the properties securing the mortgage loans, the purpose of the mortgage loans (e.g., refinancing or new purchase), the amount of the mortgage loans, their terms and the geographic diversification of the location of the properties, and the credit-worthiness of tenants. Moreover, the principal of and interest on the underlying mortgage loans may be allocated among the several classes of a CMBS in many ways, and the credit quality of a particular class results primarily from the order and timing of the receipt of cash flow generated from the underlying mortgage loans. Subordinated Interests carry significant credit risks. Typically, in a "senior- subordinated" structure, the Subordinated Interests provide credit protection to the senior classes by absorbing losses from loan defaults or foreclosures before such losses are allocated to senior classes. Moreover, typically, as long as the more senior tranches of securities are outstanding, all prepayments on the mortgage loans generally are paid to those senior tranches, at least until the end of a lock-out period, which typically is five years or more. In some instances, particularly with respect to Subordinated Interests in commercial securitizations, the holders of Subordinated Interests are not entitled to receive scheduled payments of principal until the more senior tranches are paid in full or until the end of a lock-out period. Because of this structuring of the cash flows from the underlying mortgage loans, Subordinated Interests in a typical securitization are subject to a substantially greater risk of non-payment than are those more senior tranches. Accordingly, the Subordinated Interests are assigned lower credit ratings, or no ratings at all. Neither the Subordinated Interests nor the underlying mortgage loans are guaranteed by agencies or instrumentalities of the U.S. government or by other governmental entities and accordingly are subject, among other things, to credit risks. See "RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Risk from Ownership of Subordinated Interests in Pools of Commercial Mortgage Loans."

         Before acquiring Subordinated Interests, the Company intends to perform certain credit underwriting and stress testing to attempt to evaluate future performance of the Mortgage Collateral supporting such CMBS, which may include
(i) a review of the underwriting criteria used in making mortgage loans comprising the Mortgage Collateral for the CMBS, (ii) a review of the relative principal amounts of the loans, their loan-to-value ratios as well as the mortgage loans' purpose and documentation, (iii) where available, a review of the historical performance of the loans originated by the particular originator and (iv) some level of re-underwriting the underlying mortgage loans, as well as selected site visits.

         Many of the Subordinated Interests intended to be acquired by the Company may not have been registered under the Securities Act, but instead initially were sold in private placements. Because Subordinated Interests acquired in private placements have not been registered under the Securities Act, they will be subject to certain restrictions on resale and, accordingly, will have more limited marketability and liquidity. Although there are some exceptions, most issuers of multi-class CMBS elect to be treated, for federal income tax purposes, as REMICS. The Company intends to acquire not only Subordinated Interests that are treated as regular interests in REMICS, but also those that are designated as REMIC Residual Interests. Unlike regular interests in REMICS, REMIC Residual Interests typically generate Excess Inclusion or other forms of "phantom income" that bear no relationship to the actual economic income that is generated by a REMIC. See "RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Risk from Ownership of REMIC Residual Interests.

         Unlike the owner of mortgage loans, the owner of Subordinated Interests in CMBS ordinarily does not control the servicing of the underlying mortgage loans. In this regard, the Company intends to attempt to negotiate for the right to cure any defaults on senior CMBS classes and for the right to acquire such senior classes in the event of a default or for other similar arrangements. The Company may also seek to acquire rights to service defaulted mortgage loans, including oversight and management of the resolution of such mortgage loans by modification, foreclosure, deed in lieu of foreclosure or otherwise ("Special Servicing Rights") with respect to the mortgage loans underlying CMBS in which the Company owns a Subordinated Interest. Such rights to cure defaults and Special Servicing Rights may give the Company, for example, some control over the timing of foreclosures on such mortgage loans and, thus, may enable the Company to reduce losses on such mortgage loans. No assurances can be made, however, that the Company will be able to acquire such rights to cure, Special Servicing Rights or other similar arrangements or that losses on the mortgage loans will not exceed the Company's expectations; furthermore, the Company is not currently a special servicer, rated or otherwise. The Company plans to seek to become rated as a special servicer, or acquire a rated special servicer. Until the Company can act as a special servicer, it is unlikely that it will be able to obtain Special Servicing Rights. Although the Company's strategy is to purchase Subordinated Interests at a price designed to return the Company's investment and generate a profit thereon, there can be no assurance that such goal will be met or, indeed, that the Company's investment in a Subordinated Interest will be returned in full or at all. See "Risk Factors--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Risk of Ownership of Subordinated Interests in Pools of Commercial Mortgage Loans--Investment Company Act Exemption."

         Real Estate Advisory Business. In addition to drawing on the origination, underwriting, structuring, monitoring, management and collection expertise of Victor Capital's professionals with regard to lending activities, the Company intends to continue the investment banking, real estate advisory, and real estate asset management services previously provided by Victor Capital. Additionally, the Company believes that Victor Capital's business, in the ordinary course may add important synergies to the Company's loan origination efforts. For a description of Victor Capital, see "BUSINESS AND OTHER INFORMATION CONCERNING VICTOR CAPITAL--Description of Business".


Other Investments

         The Company may also pursue a variety of complementary businesses and investments in furtherance of executing its new business plan. Such activities may include, but would not be limited to, investments in other classes of mortgage-backed securities, distressed investing in non-performing and sub-performing loans and fee owned commercial real property, whole loan acquisition programs, note financings, environmentally hazardous lending, operating company investing/lending, construction and rehabilitation lending and continued ownership of the Company's existing liquid mortgage-backed securities. Any lending with regard to the foregoing may be on a secured or an unsecured basis. The Company may decide in the future to pursue other available acquisition opportunities it deems suitable for the Company's portfolio. It will seek to maximize yield by managing credit risk through credit underwriting, although there can be no assurances that the Company will be successful in this regard.

         Distressed Loans and Real Properties. The Company believes that under appropriate circumstances, the acquisition of underperforming and otherwise distressed commercial and multifamily real estate, or the sub- performing or non-performing loans secured thereby (collectively, "Distressed Investments"), may present meaningful opportunities for the origination of new mortgage loans, in connection with the sale of the Distressed Investments, and the creation of Subordinated Interests thereby. After the acquisition of the Distressed Investments, the Company's goal will be to improve cash flow or debt service. After the Company maximizes the value of the Distressed Investments in its portfolio, it will enjoy the improved cash flow and begin to seek an opportunity to sell the asset with the intention of making a loan to facilitate such a sale. Although the period during which the Company will hold Distressed Investments will vary considerably from asset to asset, the Company believes that most such investments will be held in its portfolio no more than four years.

         Performing Mortgage Loans for Securitization. The Company may purchase multifamily residential and commercial performing mortgage loans, pool such loans in a special purpose entity and issue CMBS secured by such mortgage loans. The Company would expect to retain the equity ownership interest in the Mortgage Loans, subject to the CMBS debt, thereby creating the economic equivalent of a Subordinated Interest.

         Note Financings. The Company may also elect to provide loans secured not by real property, but rather by pledges of mortgage loans ("Note Financings"). Typically Note Financings are made in connection with the acquisition of whole loans, or portfolios of loans, which are being sold on an opportunistic basis to a third party investor or to the borrower of such loans. Loan-to-value ratios for Note Financings are typically more conservative than traditional Mortgage Loans, due to, amongst other things, the greater risk in being removed one-step from the collateral (i.e., the Company's security would be a loan which is, in turn, secured by the underlying real property).

         Foreign Real Properties. The Company may acquire or originate Mortgage Loans secured by real estate located outside of the United States or purchase such real estate. Investing in real estate located in foreign countries creates risks associated with the uncertainty of foreign laws and markets and risks related to currency conversion. Although the Company, through its management team acquired from Victor Capital, has limited experience in investing in foreign real estate, the Company believes that such professionals' experience with distressed assets will be helpful in the management of such assets. The Company may be subject to foreign income tax with respect to its investments in foreign real estate. However, any foreign tax credit that otherwise would be available to the Company for U.S. federal income tax purposes will not flow through to the Company's shareholders.

         Real Property with Identified Environmental Problems. The Company may acquire or originate mortgage loans secured by real estate with identified environmental problems that may materially impair the value of the property or purchase such real estate. If so, the Company will take certain steps to limit its liability for such environmental problems, but there are risks associated with such an investment. Although the Company has limited experience in investing in real estate with known environmental risks, the Company believes that the experience of its management team acquired from Victor Capital with distressed assets will be helpful to the management of such assets.

         Operating Company Investing/Lending. The Company may, from time-to-time, make strategic investments, including preferred or common equity, and/or loans, including deeply subordinate and convertible loans, in operating companies which are engaged in similar or competitive businesses to the Company. Such investments and loans could be made in companies that may have little or no public disclosure or liquidity. Such investments and loans would likely be made to enhance the Company's business plan and could include, but not be limited to, such companies as special loan servicers, mortgage bankers, and conduit lenders.

         Construction and Rehabilitation Lending. The Company may take advantage of opportunities to provide construction or rehabilitation financing on commercial property, lending generally 85% to 90% of total project costs, and taking a first lien mortgage to secure the debt ("Construction Loans"). Construction Loans generally would provide the Company with fees and interest income and potentially a percentage of net operating income or gross revenues from the property, payable to the Company on an ongoing basis, and a percentage of any increase in value of the property, payable upon maturity or refinancing of the loan, or otherwise would allow the Company to charge an interest rate that would provide an attractive risk-adjusted return.


Portfolio Management

         The following describes some of the portfolio management practices that the Company may employ from time to time to earn income, facilitate portfolio management (including managing the effect of maturity or interest rate sensitivity) and mitigate risk (such as the risk of changes in interest rates). There can be no assurance that the Company will not amend or deviate from these policies or adopt other policies in the future.

         Leverage and Borrowing. The success of the Company's new business plan is dependent upon the Company's ability to grow its portfolio of invested assets through the use of leverage. The Company intends to leverage its assets through the use of, among other things, bank credit facilities, secured and unsecured borrowings, reverse repurchase agreements and other borrowings, when there is an expectation that such leverage will benefit the Company. If changes in market conditions cause the cost of such financing to increase relative to the income that can be derived from investments made with the proceeds thereof, the Company may reduce the amount of leverage it utilizes. Obtaining the leverage required to execute the new business plan will require the company to maintain interest coverage ratios and other covenants meeting market underwriting standards.

         Leverage creates an opportunity for increased income but, at the same time, creates special risks. For example, leveraging magnifies changes in the net worth of the Company. Although the amount owed will be fixed, the Company's assets may change in value during the time the debt is outstanding. Leverage will create interest expenses for the Company which can exceed the revenues from the assets retained.

         To the extent the revenues derived from assets acquired with borrowed funds exceed the interest expense the Company will have to pay, the Company's net income will be greater than if borrowing had not been used. Conversely, if the revenues from the assets acquired with borrowed funds are not sufficient to cover the cost of borrowing, the net income of the Company will be less than if borrowing had not been used. See "RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Growth Dependent on Leverage; Risks from use of Leverage."

         Bank Credit Facilities. The Company intends to borrow money through various bank credit facilities, which will have varying interest rates, which may be fixed or adjustable, and which may have varying maturities. Additionally, the Company intends to obtain secured and unsecured facilities.

         Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements, which are agreements under which the Company would sell assets to a third party with the commitment that the Company repurchase such assets from the purchaser at a fixed price on an agreed date. Reverse repurchase agreements may be characterized as loans to the Company from the other party that are secured by the underlying assets. The repurchase price reflects the purchase price plus an agreed market rate of interest.

         Interest Rate Management Techniques. The Company may engage in a variety of interest rate management techniques for the purpose of managing the effective maturity or interest rate of its assets and/or liabilities. These techniques also may be used to attempt to protect against declines in the market value of the Company's assets resulting from general trends in debt markets. Any such transaction is subject to risks, and may limit the potential earnings on the Company's investment in real estate related assets. Such techniques may include puts and calls on securities or indices of securities, Eurodollar futures contracts and options on such contracts, interest rate swaps (the exchange of fixed-rate payments for floating-rate payments) or other such transactions.


Certain Legal Aspects of Mortgage Loans and Real Property

         The following discussion provides a general summary of certain legal aspects of loans secured by real property and the acquisition of real property. Because such legal aspects are governed by applicable state law (which laws vary from state to state), the summary does not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states. Accordingly, the summary is qualified in its entirety by reference to the applicable laws of the states where the property is located.

         General

         Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related mortgaged property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or inter- creditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

         Types of Mortgage Instruments

         There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. The grantor (the borrower) conveys title to the real property to the grantee (the lender), generally with a power of sale, until such time as the debt is repaid. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

         Leases and Rents

         Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

         The potential payments from a property may be less than the periodic payments due under the mortgage. For example, the net income that would otherwise be generated from the property may be less than the amount that would be needed to service the debt if the leases on the property are at below-market rents, the market rents have fallen since the original financing, vacancies have increased or as a result of excessive or increased maintenance, repair or other obligations to which a lender succeeds as landlord.

         Condemnation and Insurance

         The form of the mortgage or deed of trust used by many lenders confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the mortgage or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed to the extent the junior mortgage or deed of trust so provides. The laws of certain states may limit the ability of mortgagees or beneficiaries to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In such states, the mortgagor or trustor must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the mortgagee or beneficiary has been impaired. Similarly, in certain states, the mortgagee or beneficiary is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

         Foreclosure

         General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

         Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, such as strict foreclosure, but they are either infrequently used or available only in limited circumstances.

         Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

         Non-Judicial Foreclosure Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

         Equitable Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property.

         Even if the lender is successful in the foreclosure action and is able to take possession of the property, the costs of operating and maintaining a commercial or multifamily property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing homes, convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and with respect to nursing or convalescent homes, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have with respect to consent requirements and on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

         The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

         Post-Sale Redemption. In a majority of states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. In some states, the borrower retains possession of the property during the statutory redemption period. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Anti-Deficiency Legislation. Any commercial or multi-family residential mortgage loans acquired by the Company are likely to be nonrecourse loans, as to which recourse in the case of default will be limited to the property and such other assets, if any, that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust or by non-judicial means. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists may choose to proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

         Cooperatives. Mortgage loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto (or cooperative contract rights), allocable to cooperative dwelling units that may be vacant or occupied by non-owner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative are subject to various regulations as well as to restrictions (including transfer restrictions) under the governing documents of the cooperative, and the shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease but such recognition agreements may not have been obtained in the case of all the mortgage loans secured by cooperative shares (or contract rights).

         Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given to the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary leases.

         Bankruptcy Laws

         Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lien or may stay the senior lender from taking action to foreclose out such junior lien.

         Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity.

         Federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under section 362 of the Bankruptcy Code, the lender will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. In addition, the Bankruptcy Code has been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case."

         In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related mortgage loan to the owner of such mortgage loan. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

         A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

         The Company's acquisition of real property, particularly real-estate owned ("REO") property, may be affected by many of the considerations applicable to mortgage loan lending. For example, the Company's acquisition of certain property at foreclosure sale could be affected by a borrower's post-sale right of redemption. In addition, the Company's ability to derive income from real property will generally be dependent on its receipt of rent payments under leases of the related property. The ability to collect rents may be impaired by the commencement of a bankruptcy proceeding relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

         Default Interest and Limitations on Prepayments

         Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

         Forfeitures in Drug and RICO Proceedings

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

         Environmental Risks

         General. The Company will be subject to environmental risks when taking a security interest in real property, as well as when it acquires any real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the risk of the diminution of the value of a contaminated property or, as discussed below, liability for the costs of compliance with environmental regulatory requirements or the costs of clean-up or other remedial actions. These compliance or clean-up costs could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender could determine to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for compliance or clean-up costs.

         CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have become sufficiently involved in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. The magnitude of the CERCLA liability at any given contaminated site is a function of the actions required to address adequately the risks to human health and the environment posed by the particular conditions at the site. As a result, such liability is not constrained by the value of the property or the amount of the original or unamortized principal balance of any loans secured by the property. Moreover, under certain circumstances, liability under CERCLA may be joint and several -- i.e., any liable party may be obligated to pay the entire cleanup costs regardless of its relative contribution to the contamination.

         The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "1996 Lender Liability Act") provides for a safe harbor for secured lenders from CERCLA liability even though the lender forecloses and sells the real estate securing the loan, provided the secured lender sells "at the earliest practicable, commercially reasonable time, at commercially reasonable terms, taking into account market conditions and legal and regulatory requirements." Although the 1996 Lender Liability Act provides significant protection to secured lenders, it has not been construed by the courts and there are circumstances in which actions taken could expose a secured lender to CERCLA liability. And, the transferee from the secured lender is not entitled to the protections enjoyed by a secured lender. Hence, the marketability of any contaminated real estate continues to be suspect.

         Certain Other Federal and State Laws. Many states have environmental clean-up statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, underground storage tanks are commonly found on a wide variety of commercial and industrial properties. Federal and state laws impose liability on the owners and operators of underground storage tanks for any cleanup that may be required as a result of releases from such tanks. These laws also impose certain compliance obligations on the tank owners and operators, such as regular monitoring for leaks and upgrading of older tanks. The Company may become a tank owner or operator, and subject to compliance obligations and potential cleanup liabilities, either as a result of becoming involved in the management of a site at which a tank is located or, more commonly, by taking title to such a property. Federal and state laws also obligate property owners and operators to maintain and, under some circumstances, to remove asbestos-containing building materials and lead-based paint. As a result, the presence of these materials can increase the cost of operating a property and thus diminish its value. In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

         Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property.

         Superlien Laws. Under the laws of many states, contamination of a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien."

         Additional Considerations. The cost of remediating environmental contamination at a property can be substantial. To reduce the likelihood of exposure to such losses, the Company will not acquire title to a Mortgaged Property or take over its operation unless, based on an environmental site assessment prepared by a qualified environmental consultant, it has made the determination that it is appropriate to do so. The Company expects that it will organize a special purpose subsidiary to acquire any environmentally contaminated real property.

         Environmental Site Assessments. In addition to possibly allowing a lender to qualify for the innocent landowner defense (see discussion under "-Environmental Risks-CERCLA" above), environmental site assessments can be a valuable tool in anticipating, managing and minimizing environmental risk. They are commonly performed in many commercial real estate transactions.

         Environmental site assessments vary considerably in their content and quality. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because an exhaustive environmental assessment would be far too costly and time-consuming to be practical. Nevertheless, it is generally helpful in assessing and addressing environmental risks in connection with commercial real estate (including multifamily properties) to have an environmental site assessment of a property because it enables anticipation of environmental problems and, if agreements are structured appropriately, can allow a party to decline to go forward with a transaction.

         Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

         Americans With Disabilities Act

         Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers that are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

                                         EXISTING BUSINESS OF THE COMPANY


         The Company was organized under the laws of the State of California pursuant to its Declaration of Trust, dated September 15, 1966. Prior to 1990, the Company was primarily engaged in making investments in income-producing real property and, to a lesser extent, mortgages and mortgage-backed securities. The Company has generated revenues from income produced on its portfolio of property interests, interest earnings on certain investments, including mortgage loans, and sales of certain investments of the Company.

         The Company has heretofore elected to be taxed as a real estate investment trust under the Code (a "REIT"). As long as the Company qualifies as a REIT, dividends paid to shareholders will be allowed as a deduction for purposes of determining income subject to federal corporate income tax. As a result, as long as the Company qualifies as a REIT, the Company will not be subject to federal income tax on the portion of its net income that is distributed to shareholders. However, following consummation of the Investment and the Acquisition the Company anticipates that its status as a REIT will terminate and it will become subject to income and franchise taxes on its income to the extent that it cannot offset such income with net operating losses or capital loss carryforwards. See "FEDERAL INCOME TAX CONSIDERATIONS."

         Since November 1990, the Company has not made new investments in income-producing real property, largely as a result of significant operating losses that occurred during fiscal years 1991 through 1993. During this period, the Company originated new mortgage loans in connection with the disposition of property owned.

         In April 1994, the Company's Former Parent voted its Common Shares to replace the Board of Trustees then in place as a necessary step to preserve shareholder value in the Company. Thereafter, the newly elected Board of Trustees appointed new officers and terminated existing contracts with the Company's then outside advisor and property manager. Under the direction of the new management team, the Company took steps to stabilize its portfolio of investments and retained a new property manager to supervise the day-to-day operations of its income-producing properties. The Company also developed an expansion strategy pursuant to which it would pursue growth opportunities through acquisitions, joint venture arrangements and a possible infusion of new capital and concentrate on one asset class. In late 1994 and 1995, after pursuing opportunities to grow and improve the profitability of its real property and mortgage portfolio (including acquiring the hotel assets of the Company's Former Parent), the Board of Trustees determined that the Company should redeploy its current asset portfolio into better performing assets. The Company pursued the foregoing, and by the end of March 1997, the Company had sold or disposed of all of its income-producing properties and had invested the proceeds in liquid mortgage-backed securities which satisfy REIT-asset qualification requirements and mortgage loans. As of December 31, 1996, the Company had $14,115,000 invested in such mortgage-backed securities and $1,576,000 in mortgage loans.

         In 1996, the Company continued to investigate and explore alternative opportunities to maximize shareholder value, including potential transactions involving hotels, apartments, mortgage investments, mobile home parks and a variety of other proposals were reviewed and potential merger candidates were reviewed.

         In connection with the Board of Trustees' approval of the Former Parent's transfer of Common Shares to CRIL, the Board of Trustees approved the Company's new business plan. See "PROPOSAL 1 -- APPROVAL OF THE
INVESTMENT--Background of and Reasons for the Proposal; Board of Trustees' Recommendation."

         Further information regarding the Company, including the audited historical financial statements of the Company and its subsidiaries, supplementary financial information and management's discussion and analysis of the Company's financial condition and results of operations, is incorporated herein by reference to the Company's 1996 Annual Report to shareholders.

            BUSINESS AND OTHER INFORMATION CONCERNING VICTOR CAPITAL


Description of Business

General

         Victor Capital was organized in 1989 as a private real estate financial services firm providing real estate, investment banking, real estate advisory and real estate asset management services. Victor Capital has served an extensive roster of institutional investors, financial institutions and owners and developers of property in connection with the acquisition, financing, securitization, ownership, management, evaluation and disposition of public and private commercial real estate. Victor Capital's senior professionals average 13-years of experience in the real estate financial services industry.

         The executive offices of Victor Capital are located at 885 Third Avenue, 12th floor, New York, New York 10022 and the telephone number of Victor Capital is (212) 593-5400.

Investment Banking and Real Estate Advisory Services

         Victor Capital provides an array of investment banking and real estate advisory services to a variety of clients such as financial institutions, including banks and insurance companies, public and private owners of commercial real estate, creditor committees and investment funds. In such transactions, Victor Capital typically negotiates for a retainer and/or a monthly fee plus disbursements; these fees are typically applied against a success- oriented fee which is based on achieving the client's goals. While dependent upon the size and complexity of the transaction, Victor Capital's fees for capital raising assignments are generally in the range of 0.5% - 3.0% of the total amount of debt and equity raised. For pure real estate advisory assignments, a fee is typically negotiated in advance and can take the form of a flat fee or a monthly retainer. In certain instances, Victor Capital will negotiate for the right to receive a portion of its compensation in-kind; an example would be the receipt of stock in a publicly traded company. Listed below are examples of typical investment banking and real estate advisory assignments.

Selected Investment Banking Assignments

         Mergers and Acquisitions. Victor Capital acted as the financial advisor in arranging the merger which created a publicly-traded REIT with a 4.5 million square foot portfolio of suburban office buildings located throughout the southeast. The merger combined a public real estate investment company with a privately held suburban office portfolio owned by affiliates of an investment management fund. Victor Capital valued both portfolios, assisted in the structuring and negotiation of the merger, and delivered fairness opinions regarding the valuation of various service companies.

         Initial Public Offering. Victor Capital has acted as the exclusive financial advisor to a significant owner/operator of CBD office properties seeking to become a publicly traded REIT via an initial public offering ("IPO"). This assignment included analyzing the company's portfolio and operating history and positioning the company's assets, preparing a private offering memorandum and arranging for a strategic partner to recapitalize the company pre-IPO. The assignment also involved securing a mezzanine line, placing a pre-IPO acquisition debt facility and a post-IPO line of credit, identifying and securing a critical mass of acquisitions pre-IPO, negotiating with and retaining the underwriter, accounting firm and issuer's counsel, and managing the overall IPO process.

         Corporate Restructuring. Victor Capital was retained by the board of directors of a $10 billion public company with interests in real estate and retailing. The company's founder and chairman had been terminated and the board was facing a corporate restructuring while initiating a search for a new CEO. Victor Capital's role included the following: (i) assisting the board with overall financial issues during the transition in management, (ii) advising the new chairman during his acclimation period on strategic and operational issues, including the processing and sequencing of property dispositions, (iii) investigating, analyzing and valuing each of the company's real estate assets, which included in excess of 30 properties, (iv) advising the company on all aspects of a corporate recapitalization plan including the restructuring of project-specific, pool-secured and unsecured debt, convertible and subordinated public debentures, and preferred and common equity, and (v) counseling the company with respect to its investments in several entities operating under protection of the U.S. Bankruptcy Court.

Selected Real Estate Advisory Assignments

         Project Development. Victor Capital was retained as the exclusive advisor to a major publicly traded international entertainment company to create and establish the Company's flag-ship United States entertainment destination. In connection with this assignment, Victor Capital identified the company's site in New York City, negotiated a financial incentives package with the New York State and New York City development agencies, identified and selected a developer to build the project, and negotiated a long-term lease on behalf of the Company.
Commencement of project construction is scheduled for Spring 1997.

         Portfolio Dispositions and Management. Victor Capital was retained as the real estate advisor to a $33 billion financial institution to assist management with its portfolio of troubled real estate assets. The financial institution's aggregate real estate exposure totaled $4.4 billion, of which $1.2 billion was classified as non-performing. During the course of a 15-month assignment, Victor Capital's responsibilities included, among other things: (i) initiating and managing a bulk disposition program intended to sell large packages of non-performing assets, (ii) assisting in the due diligence process for a valuation of an in-market acquisition from the FDIC, (iii) assisting the chairman and president in setting priorities, determining organizational structure and staffing the real estate lending and recovery units, (iv) designing and implementing a portfolio information system for enhanced internal management and external communication with shareholders and rating agencies, (v) establishing the systems, controls and procedures for an early warning system to identify potential problem assets, and (vi) assisting real estate senior management in developing a work-out and resolution strategy for all major non-accrual loans and OREO assets.

         Creditor Committee Advisor. Victor Capital acted as the financial advisor to the ad hoc committee representing the noteholders of a $970 million securitized note issue. The notes were secured by mortgages on three signature office buildings located in Manhattan and comprising in excess of 4.6 million square feet. Victor Capital negotiated a consensual settlement in bankruptcy on behalf of the noteholders in which one of the buildings was sold and a newly formed private REIT owned by the noteholders acquired title to the two remaining properties. The new REIT recently closed on a $420 million mortgage financing arranged by Victor Capital. Victor Capital continues to serve as the asset manager for the REIT and is advising the company on a variety of growth strategies.

         Due Diligence. Victor Capital has been retained by various asset buyers to analyze and perform due diligence on potential portfolio acquisitions. In these assignments, Victor Capital typically performs site inspections and prepares cash flow budgets, resolution plans, valuations, market surveys, and bidding strategies. Through the ordinary course, these engagements have led to residual assignments, including financings, dispositions and asset management.

         Real Estate Asset Management

         Victor Capital provides its real estate asset management services primarily to institutional investors such as public and private money management firms. Victor Capital's services may include the identification and acquisition of specific mortgage loans and/or properties and the management and disposition of these assets. Victor Capital currently has six such assignments representing an asset value of approximately $900 million and total square footage of approximately 6.8 million.

         Victor Capital typically receives an annual real estate asset management fee, payable monthly, which is typically 1.0% of the acquisition cost of the assets managed. In some cases, Victor Capital also receives acquisition, disposition and/or financing fees for assets under management; such fees are at customary market levels. In many instances, Victor Capital receives an incentive fee subject to a pre-arranged return on capital to the investor; such a fee is realized out of the asset's sales proceeds. Victor Capital believes that such incentive fees serve to align its interests with the interests of its client. The term of Victor Capital's real estate asset management advisory agreements vary with the form and nature of the investment. Generally, these assignments have a duration of one to three years with a stipulated intention of selling the asset under management as soon as practicable.

         From time-to-time, senior employees of Victor Capital are invited to co-invest in the aforementioned investment opportunities on a pari-passu basis with the real estate asset management client. The investment allocation to Victor Capital's employees is not material in relation to the size of the client's investment, and typically does not exceed 3.0% of the total investment. These investments are made by Victor Capital's employees out of their own personal funds, are purchased at terms no more or less favorable than the client, and are subject to Victor Capital's fees. Victor Capital's clients encourage such investments in an effort to align a Victor Capital's interests with those of its client. See "RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Co-Investments."

         The foregoing co-investments are done as an accommodation to Victor Capital's clients and, after consummation of the Acquisition, the Company will not be precluded from co-investing with its clients or making similar equity investments in other circumstances.

         The real estate services industry is highly competitive and there are numerous well established competitors possessing substantially greater financial, marketing, personnel and other resources than Victor Capital. Victor Capital competes with national, regional and local firms. While many of these firms do not currently provide all of the services which Victor Capital provides, there can be no assurance that such firms will not engage in such activities in the future.

         Property

         Victor Capital's executive and administrative offices are located in approximately 9,300 square feet of office space leased in the New York City commercial building. Victor Capital believes that this office space is suitable for its current operations for the foreseeable future. Victor Capital's lease will terminate at the end of December 1997 with no stipulated renewal provisions; as a consequence, Victor Capital is currently analyzing other similar lease alternatives.

         Employees

         Victor Capital currently employees sixteen professional and five other full-time employees. All of such employees, excepting one employee who maintains an independent office in Boston, Massachusetts, are employed in its executive offices. Victor Capital considers the relationship with its employees to be good.

         Legal Proceedings

         Victor Capital is not a party to any material legal proceedings.

Management's Discussion and Analysis of Financial Condition and Results of Operations

         The following discussion and analysis should be read in conjunction with Victor Capital's historical audited consolidated financial statements and notes thereto included elsewhere in this Proxy Statement.

         General. Since its organization in 1989, Victor Capital has continued its strategy of solidifying its position as a leading fully-integrated real estate advisory company. The growth reflected in Victor Capital's financial statements is the result principally of internal growth from new assignments from existing and first time clients. Following is a discussion and analysis of the operations and financial results of 1996 compared with the operations and financial results of 1995 and 1994.

         Victor Capital's revenue is derived primarily from real estate advisory services provided from its three primary lines of business: (i) investment banking, (ii) real estate advisory, and (iii) real estate asset management.

See "--DESCRIPTION OF BUSINESS." A significant component of Victor Capital's revenue is transactional in nature and is subject to the real estate markets generally. Although Victor Capital has been successful in generating revenues in adverse as well as favorable real estate markets, there can be no assurance that the real estate financial services segment of the Company's business will be able to adapt as Victor Capital has in the past for changing real estate markets. See "RISK FACTORS--Risk Factors Relating to the Company's New Business Plan and the Acquisition--Revenues Which Are Transactional in Nature."

         Victor Capital's expenses relate primarily to its salaries and discretionary bonuses. For the last three years, approximately 80% if all of Victor Capital's expenses related to salaries, discretionary bonuses and other employee benefits. Other expenses related primarily to general business overhead including such items as rent, telephone, insurance and local business taxes. Historically, revenue growth has out-paced increases in personnel and overhead costs. This relationship has mitigated the effect to Victor Capital of price competition within the industry, enabling Victor Capital to operate more competitively.

         Results of Operations for the Years Ended December 31, 1996, 1995 and 1994. Total revenues were $7,272,747 in 1996 up 21% from $6,031,915 in 1995, which were up 15% from $5,231,877 in 1994. The increases reported in 1996 and 1995 were primarily attributable to new assignments from existing and first-time clients. Additionally, as Victor Capital continues to expand its real estate asset management business, the resulting fees have a cumulative effect on revenues. Victor Capital's revenues in 1996 were also assisted by a favorable commercial real estate market which continues to recover and grow at a rate which is greater than the inflation rate. Due, in part, to the favorable commercial real estate market, the number of transactions completed on a nationwide basis has increased and has resulted in more assignments for Victor Capital. Although there is no assurance that the commercial real estate markets will continue to improve, Victor Capital has been able to compete effectively as a real estate advisor and in adverse as well as in favorable real estate markets.

         Victor Capital's primary source of revenue is fee income derived from its investment banking, real estate advisory and real estate asset management businesses. In the three years ended December 31, 1996, fee income accounted for in excess of 95% of all of Victor Capital's revenues. Other income during this period was primarily attributable to investment income, sub-lease income (1995 and 1994 only) and in 1996, a gain on the sale of unregistered securities in the amount of $262,585 which Victor Capital received in-kind as partial compensation on a real estate advisory assignment. Victor Capital believes that its revenues will continue to consist primarily of fee income.

         Although Victor Capital has a significant client roster that it has expanded since its organization, historically Victor Capital has earned significant percentages of its total revenues from a small number of its clients. In 1996, Victor Capital conducted 30 engagements on behalf of 23 clients. Revenue earned during 1996 included approximately $2,823,000 from a multi-phase assignment on behalf of two related clients which comprised approximately 41% of the total annual revenue. In 1995, Victor Capital conducted approximately 40 engagements on behalf of 19 clients. Revenue earned during 1995 included approximately $1,174,000 from one client, which comprised approximately 20% of revenues earned during the year ended December 31, 1995. In 1994, Victor Capital conducted approximately 26 engagements on behalf of 16 clients. Revenue earned during the year ended December 31, 1994 included approximately $3,115,000 from two clients and accounted for approximately 60% of annual revenues earned. In order to diversify its credit and concentration risk, Victor Capital has focused on expanding its client base and its real estate asset management business which creates longer-term, and hence more stable, recurring fee income. Although Victor Capital has been successful in implementing the aforementioned expansion strategies there can be no assurance that Victor Capital will continue to be successful in this regard.

         Total expenses including management fees payable to its general partner, but excluding interest, income taxes, depreciation, amortization, and certain other non-recurring items were $4,585,801 in 1996, up 1.0% from $4,539,193 in 1995. In 1995, total expenses were up 3.1% from total expenses of $4,400,835 in 1994. Victor Capital was successful in keeping its expenses effectively flat during the last three years notwithstanding growing its revenues by an annual compounded growth rate of approximately 18%. Senior members of Victor Capital are expected to play a significant role in the start-up and on-going business of the Company under its new business plan. These endeavors will likely require significant time and attention thereby distracting management from the

Company's business segment previously conducted by Victor Capital. While the Company will acquire Victor Capital's professional management team, the Company may need to retain additional employees to continue to service Victor Capital's existing client base and to continue to grow its business.

         For each of the three years ended December 31, 1996, approximately 80% of all of Victor Capital's expenses related to salaries, discretionary bonuses, and other employee benefits. The balance of Victor Capital's on-going expenses related to general business overhead including such items as rent, telephone, insurance, and local business taxes. No individual expense relating to these items, constituting general and administrative expenses, exceeded 5.0% of Victor Capital's total expenses excepting: rental expense of $292,309 and $261,917 in 1996 and 1995 respectively, and $325,434 of payments to sub-contractors in 1994 representing consulting work which was out-sourced to third party consultants on a fee basis. Historically, revenue growth has out-paced increases in personnel and general and administrative costs. This relationship has mitigated the effect to Victor Capital of price competition, enabling Victor Capital to operate more competitively.

         Victor Capital pays management fees to its general partner, Valentine Wildove & Company, Inc., a corporation owned entirely by John R. Klopp and Craig
M. Hatkoff. In accordance with Victor Capital's partnership agreement, management fees charged by Valentine Wildove & Company, Inc. for 1996, 1995 and 1994 amounted to $860,573, $836,560 and $821,000, respectively. After the Investment, Messrs. Klopp and Hatkoff will be employed by the Company pursuant to employment agreements. See PROPOSAL 3--ELECTION OF TRUSTEES--Employment Agreements.

         Victor Capital's only other expenses relate to depreciation in 1996, 1995, and 1994 amounting to $44,004, $49,638 and $43,529; interest expense in 1995 and 1994 amounting to $30,852 and $64,459; and one extraordinary item of $181,319 in 1995 representing the gain due to the extinguishment of debt at a favorable discount for Victor Capital.

         A change in interest rates is not expected to have a significant effect on Victor Capital's operations in 1997 as the firm has no outstanding debt. While interest rate fluctuations may effect the real estate market generally, no material changes with regard to fee income are anticipated in 1997. In the future, significant increases in interest rates may impact the real estate market and may therefore require the Company to modify its business plan with regard to the types of real estate advisory assignments which Victor Capital currently pursues.

         Liquidity and Capital Resources. Victor Capital's primary liquidity and capital resources include its cash, marketable securities and fees generated from its real estate advisory business. In 1996 and 1995, Victor Capital generated operating income of $2.7 million and $1.5 million respectively. Victor Capital's unrestricted cash totaled $1.1 million on December 31, 1996, down slightly from $1.3 on December 31, 1995; discretionary bonuses, if any, are typically paid at year end and are funded from these amounts.

         Victor Capital had no debt outstanding for the years ended December 31, 1996 and 1995. Debt service paid during 1995 and 1994 related to a $500,000 promissory note which was extinguished in June 1995.

         Following the Acquisition, cash requirements related to the Victor Capital business will be met from cash sources available to the Company, including the proceeds from the Investment.

                               THE ANNUAL MEETING


Introduction

         This Proxy Statement is being furnished to the shareholders as of the Record Date in connection with the Annual Meeting to be held on June 5, 1997 at 10:00 a.m., local time, at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104, and any adjournment or postponement thereof.


Matters to be Considered at the Annual Meeting

         At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

         o      Proposal 1:         To consider and vote upon a
                                    proposal to issue and sell at a price of $2.69 per share a maximum of 12,639,405 shares and a minimum of 11,895,911 shares of the Company's Class A Preferred Shares on the terms and conditions set forth in the Investment Agreement and the Certificate of Designations.

         o        Proposal 2:       To consider and vote upon a proposal to
                                    approve the Restated Declaration.

         o        Proposal 3:       To consider and vote upon a proposal to
                                    elect the seven Nominees as trustees.

         o        Proposal 4:       To consider and vote upon a
                                    proposal to ratify the appointment of Ernst
                                    & Young LLP as the independent auditors of the Company for fiscal year 1997.

         o        Proposal 5:       To consider and vote upon a proposal to
                                    approve the Share Option Plan.

         The Company's shareholders also will consider and vote upon such other matters as may properly come before the Annual Meeting.


Voting Rights and Vote Required

         Only holders of record of Common Shares issued and outstanding as of the close of business on the Record Date will be entitled to vote at the Annual Meeting, or any adjournment or postponement thereof. As of the Record Date, there were 9,137,335 Common Shares issued and outstanding held by approximately 1,680 holders of record.

         Holders of record of Common Shares at the close of business on the Record Date are entitled to one vote per share upon each matter submitted to a vote of the shareholders of the Company at the Annual Meeting or any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding Common Shares entitled to vote at the meeting is necessary to constitute a quorum to transact business at the Annual Meeting. Shareholders voting or abstaining from voting on any issue will be counted as present for purposes of constituting a quorum. If a quorum is not present at the Annual Meeting, the holders of a majority of the Common Shares present in person or by proxy and entitled to vote at the Annual Meeting may, by majority vote, adjourn the Annual Meeting from time to time. Because the Common Shares owned by CRIL will be represented at the Annual Meeting, a quorum will be present, even if no other Common Shares are represented, and approval of the Proposals is assured without the affirmative vote of any other shareholders.

         Because the Investment contemplates the issuance to Veqtor of Class A Preferred Shares which may be converted into a number of Class A Common Shares exceeding 20% of the current issued and outstanding Common Shares, the rules of the New York Stock Exchange (the "NYSE"), on which the Common Shares are listed, require that shareholder approval of such issuance be obtained. Approval of the Investment will constitute approval of such issuance. According to the applicable NYSE rules, approval of the Investment requires a majority of the votes cast by the shareholders at the Annual Meeting. Pursuant to the Declaration of Trust, the affirmative vote of the holders of 662/3% of the outstanding Common Shares is required to approve the Restated Declaration. Pursuant to the Declaration of Trust, the election of each of the Nominees as trustees and the ratification of the appointment of the Company's independent auditors and approval of the Share Option Plan requires a majority of the votes cast by the shareholders at the Annual Meeting.

         Under the rules of the principal stock exchanges, brokers who hold Common Shares in street name for customers will not have authority to vote such Common Shares on the proposals to approve the Investment and the Restated Declaration unless they have received written instructions from beneficial owners. Abstentions and broker "non-votes" will be considered in determining the presence of quorum at the Annual Meeting, but will not be counted as votes cast on any matter presented for a vote at the meeting. Because the Investment and the Restated Declaration each require the approval of a specified affirmative vote of the holders of the Common Shares outstanding on the Record Date, abstentions and broker "non-votes", as the case may be, will have the same effect as votes against such matters. Since the ratification of the appointment of Ernst & Young LLP and the election of trustees require a majority of the votes cast at the Annual Meeting at which a quorum is present, abstentions and broker "non-votes" will be excluded from the vote on such matters.

         CRIL owns 6,959,593 Common Shares, representing approximately 76% of the outstanding Common Shares. CRIL has advised the Company that it intends to vote in favor of the Proposals. Accordingly, with the CRIL in favor of the Proposals, the Investment and the Restated Declaration will be approved, the vote of appointment of Ernst & Young LLP will be ratified, the Nominees will be elected and the Share Option Plan approved without the affirmative vote of any other shareholders.


Voting of Proxies; Solicitation

         All Common Shares which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. The Board of Trustees knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The Declaration of Trust provides that the Annual Meeting may be adjourned by an affirmative vote of a majority of the Common Shares entitled to vote and represented in person or by proxy at the meeting from time to time without notice to a date not more than forty-five days following the originally noticed meeting date.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Company at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Company before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to the Company c/o American Stock Transfer Company, 6201 Fifteenth Ave., Brooklyn, NY 11219, Attention: Paula Caropoli, or hand delivered to the Company at American Stock Transfer Company, so as to be delivered at or before the taking of the vote at the Annual Meeting.

         All expenses of this solicitation, including the cost of preparing and mailing of this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by trustees, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such trustees, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has retained MacKenzie Partners, Inc., at an estimated cost of $[7,500], plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Common Shares, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.


No Appraisal Rights

         Under California law, shareholders are not entitled to any dissenter's appraisal rights in connection with the Investment.

                                      PROPOSAL 1 -- APPROVAL OF THE INVESTMENT

         CERTAIN ASPECTS OF THIS PROPOSAL ARE SUMMARIZED BELOW. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE INVESTMENT AGREEMENT, ATTACHED TO THIS PROXY STATEMENT AS ANNEX A, AND THE FORM OF CERTIFICATE OF DESIGNATION, ATTACHED TO THIS PROXY STATEMENT AS ANNEX B. SHAREHOLDERS ARE URGED TO READ THE ANNEXES TO THIS PROXY STATEMENT IN THEIR ENTIRETY.


Overview

         Shareholders are requested at the Annual Meeting to approve the issuance and sale of up to 12,639,405 and no less than 11,895,911 Class A Preferred Shares to Veqtor for a maximum aggregate purchase price of no more than approximately $34 million and no less than approximately $32 million, based upon a per share purchase price of $2.69 (the "Investment"). The actual number of Class A Preferred Shares to be issued will be determined by Veqtor. When such Preferred Shares (assuming 12,267,658 Preferred Shares are purchased by Veqtor pursuant to the Investment Agreement) are acquired by Veqtor, Veqtor will hold approximately 90% of the outstanding voting shares of the Company. The terms of the Investment are described in the Investment Agreement and the Certificate of Designation. The Investment is subject to certain conditions, including the shareholder approval requested herein.
See "--INVESTMENT AGREEMENT" and "DESCRIPTION OF CAPITAL SHARES."

         The Investment will provide the Company with additional capital to make investments and to pay costs and expenses of the Company and Veqtor associated with the Investment and working capital. See "BUSINESS OF THE COMPANY FOLLOWING THE INVESTMENT AND THE ACQUISITION" and "--USE OF PROCEEDS." The Investment will increase the number of outstanding shares of the Company by approximately 134% (assuming 12,267,658 Class A Preferred Shares are purchased by Veqtor pursuant to the Investment Agreement) and significantly reduce the percentage ownership interests and proportionate voting power of the existing holders of Common Shares. See "RISK FACTORS."

         The Company is seeking shareholder approval of the Investment pursuant to applicable NYSE rules. Specifically, the NYSE rules require an issuer that has securities listed on NYSE to seek shareholder approval of any issuance of a number of securities that exceed 20% of the outstanding securities listed on such exchange. The Common Shares underlying the Class A Preferred Shares to be issued in connection with the Investment equals approximately 134% of the outstanding Common Shares which are listed on the NYSE.


Background of and Reasons for the Proposal; Board of Trustees' Recommendation

         In April 1994, the Company's Former Parent voted its Common Shares to replace the Company's then incumbent Board of Trustees with a new three member Board of Trustees comprised of trustees and officers of the Former Parent. This action was undertaken by the Former Parent's new management that was installed by its creditors after it emerged from bankruptcy reorganization. The newly elected Board of Trustees terminated the existing contracts with the Company's then outside advisor and property manager and took steps to stabilize and restore value to the Company's real property and mortgage portfolio, including retaining a new property manager to supervise the day-to-day operations of its income-producing properties, authorizing overdue repairs and maintenance to its income-producing properties and initiating foreclosure proceedings on delinquent mortgage notes held by the Company. In May 1995 two other persons were appointed to serve as independent trustees, joining the three incumbent trustees. Subsequently, those trustees were elected at the Company's annual meeting of shareholders in June 1995.

         In late 1994 and early 1995, the Company's Board of Trustees analyzed various opportunities to grow and improve the profitability of its real property and mortgage portfolio, including various acquisition and lending opportunities. To facilitate the growth strategy, the Board of Trustees undertook to redeploy its current asset portfolio into better performing assets. Once the Company initiated its activities in pursuing growth opportunities, the Company and its Former Parent received third party offers to acquire the Company or the Former Parent's shares in the Company. Since such offers reflected values below the Company's net asset value and did not consider the Company's growth potential, they were rejected by the Company's Board of Trustees and the Former Parent.

         In considering various alternatives, the Company's Board of Trustees actively pursued a proposal to become a hotel REIT and, in connection therewith, offered to acquire four hotel properties owned by the Former Parent in exchange for certain assets of the Company. On two separate occasions, the Company submitted offers to acquire such hotel properties to the Former Parent's board of trustees. The Company signed a letter of intent with a prospective financing partner that had offered to provide $20 million in equity capital to fund the hotel REIT business plan. The Former Parent did not accept the Company's offer, expressing concerns over the dilution it would experience as a result of the proposed equity investment by the financing partner. The Company's offer was withdrawn in December 1995 and the letter of intent with the prospective financing partner was terminated.

         After the Company withdrew its offer to acquire the Former Parent's hotel properties, the Company continued to pursue discussions in early 1996 with other owners of hotel properties. None of those discussions resulted in any firm proposals.

         In April 1996, the Company's Board of Trustees was informed that the Former Parent had decided to sell its 6,959,593 Common Shares (representing 76% of the outstanding shares) and that it had hired an investment banking firm to find potential buyers. The Board of Trustees of the Company appointed an independent committee (the "Special Transaction Committee") comprised of Elliott
G. Steinberg and Juliana Bancroft to report to the full Board with respect to Former Parent's efforts to sell its ownership interest in the Company.

         The Company's Board of Trustees reviewed the Company's historic status as a REIT with equity and mortgage investments in light of developing opportunities in the financial markets. It endorsed shifting the composition of its holdings to other asset classes in order to obtain growth. Additionally, the Board explored the possibility of changing from primarily an equity REIT to a mortgage REIT.

         The Board of Trustees met with an investment banking firm and a venture capital firm to evaluate their proposal to convert the Company to a residential mortgage REIT. Those firms believed that, with the Company's approximately $25 million liquid asset base, it was possible to steadily grow the Company into a successful residential mortgage REIT over a three- to five-year time frame. Those firms also suggested that such a plan would be consistent with the various mortgage origination activities in which an affiliate of the venture capital firm was already involved.

         When the aforementioned venture capital firm became aware of the Former Parent's interest in selling its ownership interest in the Company, it commenced negotiations with a special committee of the Former Parent to acquire such ownership interest. Pursuant to a share purchase agreement that was executed in September, 1996, the Former Parent agreed to sell its shares to the venture capital firm for approximately $21 million, which represented a premium over the trading market price for the Common Shares at that time.

         The proposed share purchase transaction was conditioned upon the approval of the Company's Board of Trustees. In its request for the approval from the Company's Board of Trustees, the Former Parent requested that the Company, through action of the Board of Trustees, waive certain dividend and voting provisions of the Company's declaration of trust relating to the ownership and transfer of blocks of the Company's Common Shares that exceed 10% of the outstanding shares. In response, the Special Transaction Committee and the Board of Trustees undertook a due diligence review of the proposed buyer and its business plan for the Company. The plan presented by the proposed buyer to the Board of Trustees contemplated that the Company would convert to a fully dedicated residential mortgage REIT, which would be managed externally by an affiliate of the buyer.

         The review conducted by the Special Transaction Committee and the Board of Trustees revealed that the mortgage affiliate of the potential buyer, the proposed external manager of the residential mortgage REIT, had suffered significant losses and was no longer engaged in the mortgage business. The Board of Trustees also had concerns as to the background and experience of the external manager's newly formed management team, conflicts of interest associated with the proposed compensation structure, the inability to review transaction documentation requested by the independent trustees and the lack of equity risk assumed by the proposed buyer. As a result, the Special Transaction Committee and the Board of Trustees did not approve the Former Parent's proposed transfer of its Common Shares to the buyer.

         The Special Transaction Committee and the Board of Trustees believed, however, that a strategy of acquiring and managing real estate mortgage assets, whether acquired as whole loans or as mortgage securities representing interests in or obligations backed by pools of mortgage loans, could represent a viable growth strategy in other circumstances. The Board of Trustees determined that, given the Company's limited working capital and equity, if such a strategy were to be pursued, the Company would derive the most benefit from a plan calling for substantial equity investment in the Company and internal self-administration. With the foregoing in mind, Mr. Steinberg, on behalf of the Board of Trustees, contacted Samuel Zell and EGI in late 1996 to discuss the recapitalization of the Company to pursue and expand the mortgage asset business. EGI confirmed its interest and submitted an offer to the Former Parent to purchase the 6,959,593 Common Shares owned by the Former Parent for $20,222,011, or $2.91 per share. At the same time, the Board of Trustees was also pursuing funding from EGI to acquire the Former Parent's shares pursuant to the exercise of the redemption provisions in the Company's declaration of trust.

         Because the Former Parent did not respond to EGI's offer, representatives of the Former Parent were invited to attend a meeting of the Company's Board of Trustees to listen to a presentation by EGI and its partner, Victor Capital, as to the terms of their proposed equity investment in the Company and their new business plan for the Company. At a Board of Trustees meeting on December 12, 1996, EGI's offer to purchase the Former Parents' Common Shares for $20,222,011 was reaffirmed. Representatives of EGI and Victor Capital then described their respective organizations' substantial real estate investment and finance experience, their plans to introduce a new management team into the Company, their proposed investment of a minimum of $30 million in preferred shares (convertible into Common Shares at $2.69 per share) in the Company and the proposed business plan of having the Company enter the commercial mortgage finance market to pursue opportunities in the market for high-yielding "mezzanine" and other lending investments in commercial real estate, commercial mortgage backed securities and preferred equity investments backed by commercial or multi-family income producing properties. The presentation to the Board included detailed financial projections and other information relating to the proposed business plan. The Board also received a presentation from legal counsel with regard to the Board of Trustee's fiduciary obligations in considering the proposed transfer of Common Shares, the new business plan, management team and the preferred share investment.

         Following the meeting, representatives of EGI and representatives of the Former Parent commenced negotiations with respect to the purchase and sale of the Former Parent's 6,959,593 Common Shares. After the parties reached agreement on the terms of the share purchase agreement, the Former Parent formally requested that the Company's Board of Trustees approve the proposed sale to CRIL, an affiliate of EGI. After reviewing the definitive share purchase agreement and following discussions among the trustees, the Company's Board of Trustees approved (i) the purchase of the Former Parent's 6,959,593 Common Shares, (ii) the plan presented to the Board of Trustees by representatives of EGI and Victor Capital to have the Company enter the commercial mortgage finance business according to the plans outlined therein and (iii) the issuance of a minimum of $30 million in preferred shares at $2.69 per share (convertible into Common Shares at a rate of one Common Share for each preferred share) on the terms consistent with those presented to the Company's Board of Trustees by representatives of EGI and Victor Capital.

         In reaching its decision to approve the foregoing, the Special Transaction Committee and the Board of Trustees considered a number of factors, including, without limitation, the following factors:

      a.       The attractiveness of  plan proposed by EGI and Victor Capital.

      b. The significant real estate investment and financing background and experience of EGI and Victor Capital and the management team that EGI and Victor Capital would make available to the Company.

         c. The significant amount of equity capital the Company would obtain from the proposed preferred equity investment.

         d. The financial strength of EGI and its affiliates, and EGI's ability to commit to purchase the Former Parent's Common Shares without a financing condition or the need to pledge the shares to finance the purchase price.

         e. The fact that the Company's minority public shareholders would participate in any increase in the value of the Company's Common Shares resulting from implementation of the new business plan.

         f. The recent historical trading prices of the Company's Common Shares in relation to the proposed conversion price of the Class A Preferred Shares which, during the 60 trading days preceding the Board of Trustees meeting at which the proposed equity investment was approved, averaged $2.38 per share.

         g. The ease of valuing the Company's assets and the fair market value of the Company's assets on a per share basis.

         h. Alternative offers and opportunities of which the Board of Trustees was aware that had previously been presented to the Former Parent.

         i. The value of the Company's net operating losses and the likely impact of the proposed business plan and preferred equity investment on their continued availability .

         In view of the variety of factors considered in connection with its evaluation of the transfer of Common Shares, the new business plan and the preferred share investment, the Board of Trustees did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

          The Board of Trustees also considered adverse factors relating to the transfer of Common Shares, the new business plan and the preferred share investment, including the risk that (i) the Company could not successfully implement the proposed business plan, (ii) the dilutive effect of the issuance of the convertible preferred stock, (iii) the risks associated with the new business plan, (iv) the risk that EGI and Victor Capital would not obtain the financing for the preferred share investment, and (v) the fact that EGI and Victor Capital would be able to exercise voting control over any future transactions requiring shareholder approval. The Board of Trustees concluded that these risks were outweighed by the potential benefits to be gained by the Company in proceeding with EGI's and Victor Capital's proposed investment, new business plan for the Company and new management team.


The Investment Agreement

         General. Pursuant to the terms of the Investment Agreement, the Company will sell to Veqtor up to 12,639,405 and no less than 11,895,911 Class A Preferred Shares for a maximum aggregate purchase price of no more than approximately $34 million and no less than approximately $32 million, based upon a per share purchase price of $2.69. The actual number of Class A Preferred Shares to be issued will be determined by Veqtor prior to the closing under the Investment Agreement. The purchase price is payable in full in cash at closing. A copy of the Investment Agreement is attached as annex A hereto and the form of Certificate of Designation is attached as annex B hereto. For a description of the rights, privileges, preferences and other terms of the Class A Preferred Shares, see "DESCRIPTION OF CAPITAL SHARES."

         Conditions to Closing. The Investment Agreement provides that consummation of the Investment is subject to the satisfaction of certain conditions on or before the closing. Each of the parties' obligations under the Investment Agreement are subject to the following conditions, among others: (i) the absence of any order, injunction or decree either preventing the consummation of the Investment or which is reasonably likely to materially adversely affect properties or assets of the Company; (ii) the absence of any claim, suit or action challenging the consummation of the Investment; and (iii) the receipt of all necessary approvals by the shareholders of the Company, including the adoption of the Restated Declaration and the approval of the Investment.

         In addition to the foregoing conditions, Veqtor's obligations under the Investment Agreement are further conditioned by, among other things, the following: (i) the performance, in all material respects, by the Company of its obligations under the Investment Agreement; (ii) the accuracy of the representations and warranties of the Company as set forth in the Investment Agreement as of April __, 1997 and as of the closing date; and (iii) the receipt by Veqtor of financing with terms and in an amount reasonably acceptable to Veqtor and determined to be reasonably adequate to permit the consummation of the Investment.

         In addition to the conditions which are applicable to both parties, the Company's obligations under the Investment Agreement are further conditioned by, among other things, the following: (i) the performance, in all material respects, by the Veqtor of its obligations under the Investment Agreement; and
(ii) the accuracy of the representations and warranties of Veqtor as set forth in the Investment Agreement as of April __, 1997 and as of the closing date.

         Provided that the conditions to closing have been satisfied, the sale of the Class A Preferred Shares to Veqtor under the Investment Agreement is to occur within two business days after the Annual Meeting. Prior to the closing, the Company has agreed not to (i) conduct its business and operations or engage in any transaction which could impair its ability to consummate the Investment,
(ii) declare or pay any dividend or make any distribution to shareholders or
(iii) change its capitalization (except as described in this Proxy Statement; see "DESCRIPTION OF CAPITAL SHARES").

         Representations and Warranties. The Investment Agreement contains representations and warranties of the Company and Veqtor which are customary in transactions of this type, including, but not limited to, representations and warranties concerning: (a) the organization of the Company and Veqtor; (b) the due authorization, execution, delivery and enforceability of the Investment Agreement; (c) the capitalization of the Company; (d) compliance with the securities laws; (e) the receipt of all consents or approvals required, and the lack of conflicts or violations under applicable charter documents, instruments and laws, with respect to the transactions contemplated by the Investment Agreement; (f) the payment by the Company of taxes; (g) the absence of material litigation; (h) compliance with laws and regulations; and (i) the accuracy and completeness of the information contained in this Proxy Statement.

         Indemnification. The Investment Agreement provides that the Company will indemnify Veqtor from all damages as the result of any breach of any representation, warranty, covenant or agreement of the Company contained in the Investment Agreement. Veqtor's right to indemnification and the Company's obligation to provide indemnification with respect to any breach of a representation or warranty will continue after the closing for a period of one year.

         Registration Rights. The Investment Agreement provides that Veqtor will have the right to request that the Company prepare and file up to three registration statements under the Securities Act covering all or any portion of the shares of the Company held by Veqtor from time to time. In addition, if the Company proposes to file a registration statement at any time, the Company has agreed to use its reasonable best efforts, upon Veqtor's request, to cause any shares held by Veqtor to be included in such registration. In connection with any registration, Veqtor has agreed to pay all underwriting discounts and selling commissions on the shares registered on behalf of Veqtor, as well as the fees and expenses of Veqtor's counsel. All other costs of registration are to be paid by the Company.

         Certain Additional Covenants. The Investment Agreement provides that the Company will not amend the Restated Declaration unless (i) the Company has given Veqtor no less than 15 days prior notice of such change and (ii) the Board of Trustees has reasonably determined that the amendment does not contravene or violate the provisions of the Investment Agreement or the terms of the Preferred Shares.

         The Company has also agreed not to issue any shares of its capital stock that are not Junior Shares and not to issue any Class B Preferred Shares except upon the conversion of any Class A Preferred Shares. "Junior Shares" are defined as common shares and any other class or series of shares of the Company now or hereafter authorized, issued or outstanding which is subject, under the terms of the Restated Declaration, to the following restrictions and limitations: (i) no dividend or distribution can be declared or paid on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Class A Preferred Shares shall have been paid in full; (ii) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Class A Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, the liquidation preference with respect to the Class A Preferred Shares and any accrued and unpaid dividends thereon before any payment shall be made or any assets distributed to the holders of such other class or series of shares of the Company; and (iii) shares of such class or series are not required to be redeemed under any circumstances, either at the option of the Company or of any holder thereof, unless all of the outstanding Class A Preferred Shares have theretofore been redeemed or converted.

         The costs and expenses incurred by the Company, Veqtor, EGI and Victor Capital in connection with the negotiation, preparation, execution, delivery and enforcement of the Investment Agreement and the consummation of the transactions contemplated thereby are to be paid by the Company.

         The Company has agreed that, so long as any Class A Preferred Shares remain outstanding, without the prior written consent of the holders of more than 50% of the Class A Preferred Shares then outstanding, the Company will not incur any indebtedness if the Company's debt to equity ratio would exceed 5:1.


Interests of Certain Persons in the Investment

         Concurrently with the consummation of the Investment, the Company will acquire ownership of Victor Capital and certain of its affiliates. See "PROPOSAL 3--ELECTION OF TRUSTEES--CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."


Use of Proceeds

         The proceeds from the Investment will be used along with the Company's existing assets to fund the acquisition of assets in accordance with the new business plan.

                 PROPOSAL 2 -- APPROVAL OF RESTATED DECLARATION

         CERTAIN ASPECTS OF THIS PROPOSAL ARE SUMMARIZED BELOW. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE FORM OF RESTATED DECLARATION ATTACHED TO THIS PROXY STATEMENT AS ANNEX C AND THE COMPARISON BETWEEN THE EXISTING DECLARATION OF TRUST AND THE RESTATED DECLARATION AND BY-LAWS ATTACHED TO THIS PROXY STATEMENT AS ANNEX E. SHAREHOLDERS ARE URGED TO READ THE ANNEXES TO THIS PROXY STATEMENT IN THEIR ENTIRETY.

         Certain amendments to the Company's Declaration of Trust are necessary in connection with the consummation of the Investment. In addition, the Board of Trustees has also determined that various other amendments to the Declaration of Trust are desirable in light of the Company's new business plan. The Restated Declaration makes the following significant amendments to the Declaration of Trust.

         Capitalization. The Restated Declaration reclassifies the Common Shares as "Class A Common Shares" and creates another class of common shares to be known as "Class B Non-Voting Common Shares." Under the Restated Declaration, a Bank Holding Company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended), and an affiliate of a Bank Holding Company (as defined in Section 1841(k) of the Bank Holding Company Act), may not own voting securities of the Company except in limited amounts. A holder of any Class A Common Shares or Class A Preferred Shares that is limited in the number of voting securities of the Company that it may hold, such as a Bank Holding Company, may convert such Class A Common Shares or Class A Preferred Shares into Class B Preferred Shares or Class B Non-Voting Common Shares. See "DESCRIPTION OF CAPITAL SHARES."

         Related Party Transactions. The Declaration previously provided certain restrictions upon transactions between the Company and certain large shareholders and other affiliates. These provisions have been revised to indicate that no contract or transaction between a Trustee, officer or Shareholder and the Company shall be void or voidable solely because of the interested party's relationship with the Company or the interested party's presence at a meeting where such transaction was approved or the interested party's votes were counted for such purpose if either (i) the material facts as to the interested party's relationship or interest were disclosed and the transaction was approved in good faith by either a majority of the Shareholders or a majority of the disinterested Trustees or (ii) the contract or transaction is fair to the Company. In addition, Section 3.7 of the Restated Declaration eliminates any "corporate opportunity" claims by the Company or any Shareholder with respect to any Trustee, officer or Shareholder.

         Change of Company Name. The Restated Declaration provides that the Company will conduct its business under the name "Capital Trust."

         Elimination of Provisions Relating to the Company's Qualification as a REIT. Under the Company's new business plan, the Company will no longer be operated as a "real estate investment trust." Several provisions of the Declaration provided limitations upon the conduct of the Company's business, including providing investment policies intended to assure the Company's ability to continue to be treated as a "real estate investment trust" for federal income tax purposes. The Restated Declaration eliminates the provisions relating to the Company's qualification as a real estate investment trust, including restrictions on share ownership relating to continued real estate investment trust qualification, restrictions upon investments permitted to be made by the Company and the requirement that a majority of the members of the Board of Trustees be independent.

         Change of Principal Office Location; Change in Location of Annual Meeting. The Restated Declaration reflects the relocation of the Company's headquarters from San Francisco, California to New York, New York, including providing that future meetings of the shareholders will be held in New York, New York.

         Right to Borrow Funds. The Restated Declaration permits the Board of Trustees to cause the Company to borrow funds and issue debt obligations.

         Board of Trustees. The Restated Declaration increases the maximum permissible size of the Board of Trustees from seven to 21 and provides that Trustees will be elected at each annual meeting by a plurality of the shares entitled to vote at such meeting. In addition, the requirement that a majority of the members of the Board of Trustees be independent has been eliminated. The Restated Declaration provides that a Trustee may participate in a meeting of the Board of Trustees by means of conference telephone.

         Inspectors of Elections; Shareholder List. The Restated Declaration provides for the appointment of election inspectors and that lists of shareholders shall be kept and made available prior to shareholder meetings.

         Certain Matters Requiring Super Majority Approval. The existing Declaration of Trust provides that the Company may not incorporate, merge, consolidate, reorganize, liquidate, dissolve or sell, lease, exchange or otherwise dispose of all or substantially all of its assets without the affirmative vote or written consent of either (i) 75% of the trustees and a majority of the Common Shares entitled to vote or (ii) 66 2/3% of the Common Shares entitled to vote. The Restated Declaration changes the approval requirement to the affirmative vote or written consent of a majority of the outstanding voting shares entitled to vote, voting as a single class or series. The existing Declaration of Trust also provides that the early termination or dissolution of the Company and amendments to the Declaration of Trust require the affirmative vote or written consent of either (i) 75% of the trustees and a majority of the Common Shares entitled to vote or (ii) 66 2/3% of the Common Shares entitled to vote. The Restated Declaration changes the approval requirement to the affirmative vote or written consent of either (i) a majority of the trustees and a majority of the outstanding voting shares entitled to vote or (ii) 66 2/3% of the outstanding voting shares entitled to vote.

         Exculpation and Indemnification. The Restated Declaration provides that the Company may, to the full extent permitted by law, limit the liability of and indemnify any and all trustees, officers, employees or agents for actions on the Company's behalf by a by-law adopted by a majority of the Board of Trustees. The proposed by-laws include the adoption of the exculpation and indemnification provisions which are currently included in the existing Declaration of Trust for the benefit of trustees, officers, employees and agents of the Company.

         By-laws. The Restated Declaration provides that the Board of Trustees may adopt and from time to time amend or repeal by-laws for the conduct of its business and the business of the Company, including without limitation, the form of share certificates, mechanics of share transfers, limitations upon the transferability of shares, and provisions with respect to the exculpation and indemnification of trustees, officers and other parties by the Company. Certain provisions of the existing Declaration of Trust relating to such matters have been eliminated from the Restated Declaration and are proposed to be set forth in by-laws of the Company adopted by the Board of Trustees. The Board of Trustees will be permitted to amend such by-laws without shareholder approval.

         Following the adoption of the Restated Declaration, the Board of Trustees will adopt By-laws for the Company.

         A comparison of the principal provisions of the Restated Declaration (and the related form of By-laws to be adopted in connection therewith) and the existing Declaration of Trust is attached to this Proxy Statement as annex E. Although the Restated Declaration will result in substantive changes in the Declaration of Trust governing the Company, which could affect the rights of shareholders and the Company's officers and directors, the Company does not believe that such changes will result in any material benefits to trustees and officers or any material detriments to shareholders.

                       PROPOSAL 3 -- ELECTION OF TRUSTEES

         All of the Company's trustees will be elected at the Annual Meeting to serve until the next succeeding annual meeting of shareholders and until their successors are elected and shall have qualified. Martin L. Edelman, Gary R. Garrabrant and John R. Klopp are currently members of the Board of Trustees. All nominees, if elected, are expected to serve until the next succeeding annual meeting of shareholders.

         The Board of Trustees has been informed that all of the nominees are willing to serve as trustees but, if any of them should decline or be unable to act as a trustee, the individuals named in the proxies will vote for the election of such other person or persons as they, in their discretion, may choose. The Board of Trustees has no reason to believe that any such nominees will be unable or unwilling to serve.

         The election to the Board of Trustees of each of the seven Nominees identified in this Proxy Statement will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote assuming a question is present. In tabulating the vote, abstentions and broker non-votes will be disregarded. The Board of Trustees unanimously recommends that shareholders vote FOR the election to the Board of Trustees of each of the seven Nominees identified below.


Nominees for Election as Trustees

         The name, age as of April 1, 1997, and existing or expected trustee positions with the Company of each of the nominees for election as a trustee are as follows:


                             Name            Age    Position

  Martin L. Edelman ....................     55     Trustee (2)

  Gary R. Garrabrant ...................     39     Trustee (1)(3)

  Craig M. Hatkoff .....................     43     Nominee for Trustee (3)

  John R. Klopp ........................     43     Trustee (1)(3)

  Sheli Z. Rosenberg ...................     55     Nominee for Trustee (1)(3)

  Lynne B. Sagalyn .....................     49     Nominee for Trustee (2)

  Samuel Zell ..........................     55     Nominee for Trustee (4)

--------------------------

(1) Expected to become a member of the Compensation Committee following the Annual Meeting.
(2) Expected to become a member of the Audit Committee following the Annual Meeting.
(3) Expected to become a member of the Executive Committee following the Annual Meeting.
(4)      Expected to be appointed Chairman of the Board following the Annual
         Meeting.

         The principal occupation for the last five years, selected biographical information and the period of service as a trustee of the Company, if any, of each of the nominees for trustee are set forth below.

          Martin L. Edelman. Martin L. Edelman has been a trustee of the Company since February 4, 1997. Mr. Edelman has been a director of Chartwell Leisure Inc., a publicly traded owner and operator of hotel properties ("Chartwell"), since November 1994 and has been president of Chartwell since January 1997. He has also been a director of HFS Incorporated and a member of that corporation's executive committee since November 1993. Mr. Edelman has been of counsel to Battle Fowler LLP, a New York City law firm, since January 1994 and was a partner with that firm from 1972 through 1993. Mr. Edelman also serves as a director of Presidio Capital Corp. and G. Soros Realty, Inc.

         Gary R. Garrabrant. Mr. Garrabrant has been a trustee of the Company since January 2, 1997 and vice chairman of the Company since February 1997. After the Acquisition, Mr. Garrabrant will resign as vice chairman of the Company. Mr. Garrabrant has been a senior vice president of EGI, an owner, manager and financier of real estate and corporations since January, 1996 and managing partner of EGI Capital Markets, L.L.C. since September 1996. Prior to joining EGI, he was a director of Sentinel Securities Corporation where he established a real estate securities investment management operation. In 1994, Mr. Garrabrant co-founded Genesis Realty Capital Management, a money management firm exclusively focused on the equity and debt securities of public real estate companies. From 1989 to 1994, he was responsible for equity private placements and asset sales in the real estate investment banking division of The Bankers Trust Company. From 1981 to 1989 he was associated with Chemical Bank.

          Craig M. Hatkoff. After the Acquisition, Mr. Hatkoff will serve as the vice chairman of the Company and chairman of the executive committee of the Board of Trustees. Mr. Hatkoff is a founder and has been a managing partner of Victor Capital since 1989. Mr. Hatkoff was a managing director and co-head of Chemical Realty Corporation, the real estate investment banking arm of Chemical Banking Corporation from 1982 until 1989. From 1978 to 1982, Mr. Hatkoff was the head of new product development in Chemical Bank's Real Estate Division, where he previously served as a loan officer.

          John R. Klopp. Mr. Klopp has been a trustee of the Company since January 2, 1997 and chief executive officer of the Company since February 1997. After the Acquisition, Mr. Klopp will also serve as vice chairman of the Company. Mr. Klopp is a founder and has been a Managing Partner of Victor Capital since 1989. Mr. Klopp was a managing director and co-head of Chemical Realty Corporation from 1982 until 1989. From 1978 to 1982, Mr. Klopp held various positions with Chemical Bank's Real Estate Division where he was responsible for originating, underwriting and monitoring a portfolio of construction and permanent loans. He is a director of Metropolis Realty Trust, Inc., a Manhattan office REIT.

          Sheli Z. Rosenberg. Ms. Rosenberg is chief executive officer, president and a director of EGI. She is a principal of the law firm Rosenberg & Liebentritt P.C. Ms. Rosenberg has been a director of Jacor Communications, Inc., an owner of radio stations since 1994 and has been the chairman of its board of directors since February 1996. Ms. Rosenberg is a director of: Capsure Holdings Corp., a provider of surety and fidelity bonds in the United States ("Capsure Holdings"); Falcon Building Products, Inc., a manufacturer and supplier of building products; American Classic Voyages Co., an owner and operator of cruise lines ("American Classic"); Manufactured Home Communities, Inc., a real estate investment trust specializing in the ownership and management of manufactured home communities ("MHC"); Sealy Corporation, a bedding manufacturer ("Sealy"); Anixter International Inc., a provider of integrated network and cabling systems ("Anixter"), Quality Food Centers, Inc. an owner and operator of supermarkets ("Quality Food"), and Revco D.S., Inc. a drugstore chain ("Revco"). She is also a trustee of Equity Residential Properties Trust, a REIT specializing in the ownership and management of multi-family housing. Ms. Rosenberg was a vice president of First Capital Benefit Administrators, Inc., which filed a petition under the federal bankruptcy laws on January 3, 1995, which resulted in its liquidation on November 15, 1995.

          Lynne B. Sagalyn. Dr. Lynne B. Sagalyn has been a professor and the coordinator of the M.B.A. Real Estate Program at the Columbia University Graduate School of Business since 1992. From 1991 to 1992, she was a visiting professor at Columbia. From 1987 to 1991, she was an associate professor of Planning and Real Estate Development at the Massachusetts Institute of Technology. She is also on the faculty of the Weimer School for Advanced Studies in Real Estate and Land Economics. Dr. Sagalyn is a director of United Dominion Realty Trust (NYSE) and The Retail Initiative and on an advisory board for Initiatives for a Competitive Inner City.

         Samuel Zell. Mr. Zell is chairman of the board of directors of EGI, American Classic and Anixter. Mr. Zell is chairman of the board and chief executive officers of both Capsure Holdings and MHC. He is Chairman of the board of trustees of Equity Residential Properties Trust. He is co-chairman of the board of directors of Revco and is a director of Quality Food, Sealy, Charthouse Enterprises, Inc., an owner and operator of restaurants, Ramco Energy PLC, an independent oil company based in the United Kingdom, and TeleTech Holdings, Inc., a provider of telephone and computer based customer care solutions.

Board of Trustees

          The Board of Trustees is currently comprised of Messrs. Edelman, Klopp and Garrabrant and Frank A. Morrow, Elliot G. Steinberg, Juliana Bancroft and Arnold E. Brown. The Board of Trustees has three standing committees, an audit committee, a compensation committee and a nominating committee which were each comprised of Mr. Steinberg and Ms. Bancroft, neither of whom is or has been a salaried officer or employee of the Company.

         The audit committee makes recommendations to the Board of Trustees regarding the selection of the Company's independent auditors, reviews the plan, scope and results of the audit, reviews with the independent auditors and management the Company's policies and procedures with respect to internal accounting and financial controls, changes in accounting policy and the scope of the non-audit services which may be performed by the independent auditors. The compensation committee establishes the Company's general compensation policies and makes recommendations to the Board regarding compensation and benefit arrangements for officers and other key managerial employees of the Company. The nominating committee establishes the qualifications for trustees and procedures for identifying possible nominees, and nominates on behalf of the Board nominees for election as trustee. The Company does not have any policy or procedure for consideration of nominees recommended by shareholders of the Company. Following the Annual Meeting, the Board of Trustees will create an executive committee.

         In April 1996, the Board of Trustees created the Special Transaction Committee to report to the full board with respect to the Former Parent's efforts to sell its ownership interest in the Company. The Special Transaction Committee was comprised of Elliott G. Steinberg and Juliana Bancroft. See "PROPOSAL 1--APPROVAL OF THE INVESTMENT--Background of and Reasons for the Proposal; Board of Trustees' Recommendations."

         During 1996, the Board of Trustees held 12 meetings, including three telephonic meetings. The audit committee held one meeting in 1996. During 1996, the compensation committee held one meeting. The nominating committee held two meetings in 1996. The Special Transaction Committee held 12 meetings in 1996. During 1996, each trustee attended at least 92 percent of the total number of meetings of the Board and 100 percent of the total number of meetings of committees on which he or she served.

          Messrs. Brown, Morrow and Steinberg and Ms. Bancroft will not stand for election at the Annual Meeting.


Compensation of Trustees

         Trustees who currently are not receiving compensation as officers or employees of the Company or any of its subsidiaries are paid an annual retainer fee of $20,000, meeting fees of $1,000 for each Board of Trustees meeting attended and $500 for each committee or telephonic meeting. Mr. Steinberg received additional compensation totalling $50,000 and $90,000 in 1995 and 1996, respectively for consulting services provided to the Company in connection with the Company's review and consideration of alternative expansion opportunities.


Executive Officers

         Following the consummation of the Investment and the Acquisition, it is expected that the Company will appoint additional executive officers, including a chief financial officer for which an executive search is currently being conducted.

Executive Compensation

         The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the chief executive officer of the Company for services rendered in all capacities to the Company and its subsidiaries during such period. There were no other executive officers earning over $100,000 of annual compensation from the Company.


                                            Summary Compensation Table

                                               -------------------------------------------------------
                                                                 Annual Compensation
                                                                                                     ------------------------
------------------------------------------------------------------------------------------------------
                                                                                                            All Other
                                                                                                           Compensation
Name and Principal Position                        Year           Salary($)            Bonus($)                ($)
---------------------------                        ----           ---------            --------               ----

Frank A. Morrow(1)                                 1996      $180,000                    --                     __
         Chairman of the Board and Chief
         Executive Officer


----------------------

         (1) During 1994 and 1995, Mr. Morrow was employed by the Former Parent and did not receive any compensation directly from the Company. Mr. Morrow's compensation from the Former Parent was paid to his wholly owned con ulting firm, Frank A. Morrow Associates ("FAMA"). Pursuant to an oral cost allocation agreement with the Former Parent, the Company reimbursed the Former Parent for approximately $72,000 and $64,000 of the compensation paid by the Former Parent to FAMA in 1995 and 1994, respectively. See "--CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." Pursuant to the Company's arrangements with Mr. Morrow covering his compensation for 1996, the Company accrued $180,000 as compensation due to FAMA, which amount was paid in the second quarter of 1997.


Employment Agreements

         The Company will enter into employment agreements with John R. Klopp and Craig M. Hatkoff in connection with the Acquisition. The employment agreements will provide for five-year terms of employment commencing as of the date of the Acquisition. On the fifth anniversary of the commencement of the employment agreements, and on each succeeding anniversary, the terms of the employment agreements shall be automatically extended for one additional year unless, not later than three months prior to such anniversary date, either party shall have notified the other that it will not extend the term of the agreement. The employment agreements provide for base annual salaries of $500,000, which will be increased each calendar year to reflect increases in the cost of living and will otherwise be subject to increase in the discretion of the Board of Trustees. Mr. Klopp and Mr. Hatkoff are also entitled to annual incentive cash bonuses to be determined by the Board of Trustees or the Compensation Committee based on individual performance and the profitability of the Company. Mr. Klopp and Mr. Hatkoff will also be participants in the Share Option Plan and other employee benefit plans of the Company.

         If the employment of Mr. Klopp or Mr. Hatkoff is terminated without cause, with good reason or following a change of control, as those terms are defined in the employment agreements, the affected employee would be entitled to
(i) a severance payment equal to the greater of the amount payable to such employee over the remainder of the term of the employment agreement or an amount equal to the aggregate base salary and cash incentive bonus paid to the employee during the previous two years; (ii) continued welfare benefits for two years; and (iii) automatic vesting of all unvested share options such that all of the employee's share options would become immediately exercisable. Each vested option will remain exercisable for a period of three years following the employee's termination. See "PROPOSAL 5 - ADOPTION OF THE SHARE OPTION PLAN." The employment agreements provide for a non-competition period of one year if Mr. Klopp or Mr. Hatkoff terminates his employment voluntarily or is terminated for cause.

Compliance with Section 16(a)

         Section 16(a) of the Exchange Act requires the Company's officers and trustees, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. Officers, trustees and greater than ten percent shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 4 or 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1996, all filing requirements applicable to its officers, trustees and greater than ten percent beneficial owners were complied with.

Report on Executive Compensation1

         The compensation committee of the Board of Trustees establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers, subject to approval by the Board of Trustees. Following the appointment of new management in April 1994 after the then incumbent Board of Trustees was removed by the Former Parent, the Company did not compensate any officers directly. Rather, the Company reimbursed the Former Parent for certain shared costs, including the services of shared executive officers. See "--Certain Relationships and Related Transactions." In 1996, the Company began accruing compensation to be paid directly to the wholly owned consulting firm of the Company's chief executive officer. This compensation was approved by the compensation committee and was intended to compensate him for his efforts in re-deploying the Company's assets in connection with the Company's expansion strategy. The compensation committee determined that his compensation should be based upon his performance in managing the timely disposition of assets for the highest available price.

         The Company has not yet paid any compensation to any of the persons who have been appointed executive officers this year or will be appointed executive officers following consummation of the Investment and the Acquisition. The Board of Trustees will continue to rely on a compensation committee composed of a majority of non-employee members to recommend the form and amount of compensation to be paid to the executive officers of the Company. Following the Annual Meeting, a new compensation committee will be reconstituted. The Board of Trustees expects that the compensation program for the Company's executive officers will change significantly as the Company intends to appropriately compensate and provide incentives to its new management team, although except as described under "--Employment Agreements," no new compensation has been proposed. It is anticipated that when the reconstituted compensation committee meets to determine such compensation, which meeting will not occur until after the consummation of the Investment and the Acquisition, the compensation committee will generally adhere to compensation policies which reflect the belief that (i) the Company must attract and retain individuals of outstanding ability and motivate and reward such individuals for sustained performance, (ii) a substantial portion of an executive's compensation should be at risk based upon the executive's performance and that of the Company and (iii) within these parameters, levels of compensation should generally be in line with that offered by comparable corporations. On an ongoing basis, the type and amount of compensation to be paid by the Company to its officers will be entirely discretionary and within the subjective judgment of the compensation committee.

         It is expected that future executive compensation will be comprised of three elements: annual base salary, annual bonus compensation and long-term incentive compensation.

         Messrs. Klopp and Hatkoff will receive the salaries established by their employment contracts, and the Board of Trustees expects that the other executive officers will receive the salaries established by the compensation committee commensurate with prevailing salaries for similar positions in other similarly sized companies. The Board of Trustees expects that annual salary adjustments will be made based on the Company's performance, the individual executive's contribution to that performance, prevailing salaries and changes in the cost of living.

         The Board of Trustee's goal with annual bonus and long-term incentive compensation is to focus executive behavior on the fulfillment of annual and long-term business objectives, and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's shareholders. The Board of Trustees expects to develop programs designed to meet such goals.

         The Company's long-term incentive compensation will be provided by grants of share options under the Company's Share Option Plan. The Share Option Plan will administered by the compensation committee which the Board of Trustees expects will assess various factors when considering option grants. Such factors will include prevailing norms for the ratio of options outstanding to total shares outstanding, the relative influence each executive officer will have on building
--------
1 The material in this report is not "solicitation material," is not deemed filed with the Commission, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

shareholder value over the long term, and the amount, vesting and expiration dates of each executive officer's outstanding options.

         Section 162(m) of the Code, as amended, and the regulations promulgated thereunder limit the federal income tax deductions of publicly traded companies to the extent total compensation paid to chief executive officers and the four other most highly compensated executive officers exceeds $1,000,000 in any year, unless such compensation qualifies as "performance-based" as defined in the regulations. Grants of share options under the Company's Share Option Plan would qualify as performance-based compensation. The Board of Trustees currently intends the compensation paid to its executive officers will comply with the regulations promulgated under Section 162(m) so that compensation paid to such officers will be deductible without limitation under Section 162(m). However, in the future, if, in the judgment of the Board of Trustees, the advantages of a compensation program which does not satisfy the conditions of Section 162(m) outweigh the costs to the Company of the failure to satisfy such conditions, the Board may adopt such a program.


                                                  Compensation Committee

                                                     Juliana Bancroft
                                                    Elliot G. Steinberg

Performance Graph


         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on California Real Estate Investment Trust ("CalREIT") Common Shares against the cumulative total return of companies listed on the New York Stock Exchange and within the National Association of Real Estate Investment Trusts ("NAREIT") Hybrid REIT group. The five-year period compared commences January 1, 1992 and ends December 31, 1996. This graph assumes that $100 was invested on January 1, 1992 in CalREIT and each of the two indices, and that all cash distributions were reinvested. The Common Share price performance shown on the graph is not necessarily indicative of future price performance.


                Comparison of Five-Year Cumulative Total Returns

              CalREIT Common Shares, New York Stock Exchange Index

                           & NAREIT Hybrid REIT Index



                               (Insert Graph Here)




------------------------------------------------------------------------------------------------------------------------------------
                         Dec. 31, 1991     Dec. 31, 1992      Dec. 31, 1993     Dec. 31, 1994     Dec. 31, 1995     Dec. 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
CalREIT                        $100.00           $124.60           $136.71           $110.06           $101.60            $186.26
NYSE Market Index              $100.00           $104.70           $118.88           $116.57           $151.15            $182.08
NAREIT Hybrid                  $100.00           $116.59           $142.94           $146.94           $180.72            $233.77
------------------------------------------------------------------------------------------------------------------------------------



         The foregoing price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth as of April [ ], 1997 certain information with respect to the beneficial ownership of Common Stock, and the voting power possessed thereby (based on 9,137,535 Common Shares outstanding on that date), by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of each class of Common Stock, (ii) each trustee, nominee for trustee and named executive officer of the Company who is a beneficial owner of any Common Shares and (iii) all trustees, nominees for trustee and executive officers of the Company as a group, and as adjusted at that date to reflect the sale of the Class A Preferred Shares upon consummation of the Investment (assuming 12,267,658 Class A Preferred Shares are purchased by Veqtor pursuant to the Investment Agreement).


--------------------------------------------------------------------------------------------------------------
                                                                 Common Shares


--------------------------------------------------------------------------------------------------------------
                                           Amount and Nature of              Amount and Nature of
                                          Beneficial Ownership(1)           Beneficial Ownership(1)
                                          Prior to the Investment            After the Investment


--------------------------------------------------------------------------------------------------------------


     Five Percent Shareholders,                          Percent of                         Percent of
  Directors and Executive Officers         Number           Class            Number            Class


--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CalREIT Investors Limited                6,959,593(3)      76.2%              --                --
Partnership (2)
c/o Equity Group Investments, Inc.
Two North Riverside Plaza,
7th Floor
Chicago, Illinois 60606
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Veqtor Finance Company LLC (4)                     --       --            6,959,593(3)         76.2%
c/o Victor Capital Group, L.P.
885 Third Avenue, 12th Floor
New York, New York 10022
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Martin L. Edelman                                  --       --                --                --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Gary R. Garrabrant (5)                             --       --                --                --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Craig M. Hatkoff                                   --       --                --                --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
John R. Klopp                                      --       --                --                --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Sheli Z. Rosenberg (5)                             --       --                --                --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Lynne B. Sagalyn                                   --       --                --                --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Samuel Zell (6)                             6,959,593      76.2%              --                --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
All executive officers, trustees and               --       --                --                --
nominees for trustees as a group
(7 persons)






----------------------------------------------------------------------------------------------
                                                   Preferred Shares


----------------------------------------------------------------------------------------------
                                                 Amount and Nature of
                                                Beneficial Ownership(1)
                                                  After the Investment


----------------------------------------------------------------------------------------------
                                                                                Percent of
                                                                               Total Voting
     Five Percent Shareholders,                                 Percent of     Power After
  Directors and Executive Officers              Number             Class      the Investment


----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CalREIT Investors Limited                                 --       --              --
Partnership (2)
c/o Equity Group Investments, Inc.
Two North Riverside Plaza,
7th Floor
Chicago, Illinois 60606
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Veqtor Finance Company LLC (4)                    12,267,658       100%            90%
c/o Victor Capital Group, L.P.
885 Third Avenue, 12th Floor
New York, New York 10022
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Martin L. Edelman                                         --       --              --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Gary R. Garrabrant (5)                                    --       --              --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Craig M. Hatkoff                                          --       --              --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
John R. Klopp                                             --       --              --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Sheli Z. Rosenberg (5)                                    --       --              --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Lynne B. Sagalyn                                          --       --              --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Samuel Zell (6)                                           --       --              --
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
All executive officers, trustees and                      --       --              --
nominees for trustees as a group
(7 persons)







---------------------------

(1) The number of shares owned are those beneficially owned, as determined under the rules of the Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

(2) The general partner of CRIL is Zell General Partnership, Inc., the sole stockholder of which is the Samuel Zell Revocable Trust (the "SZRT"). Mr. Samuel Zell serves as the trustee of the SZRT.

(3) Concurrently with the consummation of the Investment, CRIL will sell its 6,959,593 Common Shares to Veqtor.

(4) The control persons of Veqtor are John R. Klopp, Craig M. Hatkoff and Samuel Zell. Each of Messrs. Hatkoff, Klopp and Zell disclaim beneficial ownership of the shares to be owned by Veqtor following consummation of the Investment.

(5) Excludes shares held by CRIL, in which Gary R. Garrabrant and Sheli Z. Rosenberg hold limited partnership interests. Mr. Garrabrant and Ms. Rosenberg disclaim beneficial ownership of such shares.

(6)      Represents the shares owned by CRIL.


Certain Relationships and Related Transactions

         Pursuant to a verbal agreement with the Former Parent, costs for certain general administrative services, including executive services (including the services of Mr. Morrow), accounting services, treasury services, financial reporting and internal bookkeeping services, shareholder relations, and directors and officers insurance were shared with the Former Parent. The shared costs were allocated to the Company and the Former Parent based upon their respective asset values (real property and notes receivable), subject to annual negotiation. Pursuant to this agreement, approximately $435,000 and $258,000 was paid or accrued as a payable to the Former Parent in 1995 and 1996, respectively. As of December 31, 1996, the Company owed the Former Parent approximately $31,000 pursuant to the cost sharing agreement. The agreement was terminated on January 7, 1997.

         The Company has entered into an interest purchase agreement, dated as of April __, 1997, with John R. Klopp, Craig M. Hatkoff and Valentine Wildove & Company, Inc. with respect to the Acquisition, pursuant to which the Company will acquire partnership interests in Victor Capital and certain of its affiliated entities for a purchase price of $5 million. The purchase price under the interest purchase agreement is payable by the delivery to the sellers of the Company's non-interest bearing promissory note. The promissory note will provide for ten semi-annual principal amortization payments in equal installments.

         The closing of the Acquisition is conditioned upon the closing of the Investment and other customary closing conditions, including, among others, (i) the absence of any order, injunction or decree either preventing the consummation of the Acquisition or which is reasonably likely to materially adversely affect the business, properties or assets of Victor Capital, (ii) the performance by each of the parties of their obligations under the interest purchase agreement, and (iii) the accuracy of the representations and warranties of the parties as of April __, 1997 and as of the closing date.

         The interest purchase agreement contains representations and warranties of the Company and the sellers which are customary in transactions of this type, including, but not limited to, representations and warranties concerning: (a) the organization of the Company, Victor Capital and its affiliates, (b) the due authorization, execution, delivery and enforceability of the interest purchase agreement, (c) the capitalization and ownership of interests in Victor Capital and its affiliates, (d) compliance with laws and regulations, (e) the receipt of all consents or approvals required, and the lack of conflicts or violations under applicable charter documents, instruments and laws, with respect to the transactions contemplated by the interest purchase agreement, (f) the payment by Victor Capital and its affiliates of taxes, (g) the absence of material litigation, (h) the accuracy and completeness of Victor Capital's consolidated financial statements included in this Proxy Statement, (i) the employees and employee benefit plans maintained by Victor Capital and its affiliates, (j) Victor Capital's and its affiliates' material contracts and (k) the absence of any material adverse change with respect to the business, liabilities and assets of Victor Capital and its affiliates since December 31, 1996.

         The interest purchase agreement provides that the sellers will indemnify the Company from all damages as a result of any breach of any representation, warranty, covenant or agreement of the sellers contained in the interest purchase agreement. The Company's right to indemnification and the seller's obligation to provide indemnification with respect to any breach of a representation or warranty will continue after the closing for a period of two years.

         The Company has agreed to pay the costs and expenses of the parties incurred in connection with the execution and delivery of the interest purchase agreement and the consummation of the Acquisition.

         In connection with their consideration of the interest purchase agreement, the Board of Trustees engaged Coopers & Lybrand LLP to render a fairness opinion to the Board of Trustees with respect to the fairness to the Company of the proposed Acquisition. On April __, 1997, Coopers & Lybrand LLP delivered to the Company's Board of Trustees its written opinion that the consideration paid in the Acquisition is fair, from a financial point of view, to the Company. In approving the Acquisition, the Board of Trustees considered, among other things, (i) the significant real estate investment and financing background and experience of Victor Capital's management team, (ii) the amount of the purchase price and its payment by delivery of the Company's non-interest bearing five year note, (iii) Victor Capital's and its affiliates' historical performance and historical earnings and (iv) the desire of the Board of Trustees to eliminate the conflicts that may arise if Victor Capital continued operating as a sister affiliate of the Company.

               PROPOSAL 4 -- RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Trustees of the Company has appointed Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997, and has further directed that the appointment of such auditors be submitted for ratification by the shareholders at the Annual Meeting. The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions. It is not expected that the Company's current independent auditors, Coopers & Lybrand LLP will have a representative at the Annual Meeting.

         Shareholder ratification of the appointment of Ernst & Young LLP as the Company's independent auditors is not required by the Declaration of Trust or otherwise. However, the Board of Trustees is submitting the appointment of Ernst & Young LLP to the shareholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, the Board of Trustees in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Trustees determines that such a change would be in the best interests of the Company and its shareholders.

         On April 14, 1997, the Board of Trustees adopted a resolution (i) not to retain Coopers & Lybrand LLP ("C&L") as the Company's auditors for the fiscal year ending December 31, 1997 and (ii) to engage Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

         The reports of C&L on the Company's consolidated financial statements as of and for the two years ended December 31, 1996 and December 31, 1995 did not contain an adverse opinion or a disclaimer opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years ended December 31, 1996, there were no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of C&L, would have caused them to make reference thereto in their report(s) on the Company's financial statements for such fiscal year(s), nor were there any "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.

                 PROPOSAL 5 -- ADOPTION OF THE SHARE OPTION PLAN

         CERTAIN ASPECTS OF THIS PROPOSAL ARE SUMMARIZED BELOW. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE SHARE OPTION PLAN, ATTACHED TO THIS PROXY STATEMENT AS ANNEX C. SHAREHOLDERS ARE URGED TO READ THE ANNEXES TO THIS PROXY STATEMENT IN THEIR ENTIRETY.

         The Company's 1997 Share Option Plan (the "Share Option Plan") was adopted by the Company's Board of Trustees on April 14, 1997. The Company's Declaration of Trust does not require shareholder approval of the Share Option Plan. The Company is submitting the Share Option Plan to the shareholders for ratification so that the options issued thereunder to key employees of the Company may qualify as incentive share options under Section 422 of the Internal Revenue Code, and so that the exercise of such options, and the delivery of the Company's Common Shares pursuant to such exercise, are exempt from the short swing profit provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder. The purpose of the Share Option Plan is to secure for the Company and its shareholders the benefits of ownership of Company share options by non-employee Trustees, consultants, officers and other key employees of the Company (and any subsidiaries) who are expected to contribute materially to the Company's future growth and success. No Common Shares have been issued under the Share Option Plan. No award may be granted under the Share Option Plan after April 14, 2007.

         Under the Share Option Plan, the Company may grant options with respect to a maximum of 2,000,000 Common Shares ("Options"). The Company may in its sole discretion grant Options to non-employee Trustees, consultants, officers and other key employees of the Company ("Discretionary Options") and shall grant Options to the Company's non-employee Trustees subject to specified terms and conditions and in accordance with a specified formula. It is expected that approximately eight individuals are eligible to participate in the Share Option Plan. On May __, 1997, the closing trading price for the Common Shares on the NYSE was $[ ] per share. Options granted to employees may be either incentive share options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified share options ("NQSOs") not meeting the requirements of Section 422 of the Code. Options granted to non-employee Trustees and consultants shall be NQSOs.

         The Share Option Plan provides that the plan may be administered by the Board of Trustees or a committee appointed by the Board. The Board has designated the Compensation Committee to administer the Share Option Plan. Subject to the terms of the Share Option Plan, the Compensation Committee will determine the participants who will receive grants of Discretionary Options, the number of Common Shares subject to each Discretionary Option, the grant date, the expiration date and other terms and conditions for the Discretionary Options. The Compensation Committee has the authority to construe and interpret the provisions of the Share Option Plan or the Options granted thereunder. Each grant of Options will be evidenced by a Share Option Agreement executed by the Company and the optionee at the time of grant in accordance with the terms and conditions of the Share Option Plan.

         Discretionary Options shall expire on the date determined by the Compensation Committee, which date may not exceed ten years from the date the Option is granted. Unless otherwise specified by the Compensation Committee for a particular grant, Discretionary Options vest as follows: 331/3% one year after the date of grant, 662/3% two years after the date of grant and 100% three years after the date of grant, in each case assuming that the recipient has been continuously employed by the Company or any subsidiary during that time.

         If an optionee's service with the Company is terminated for any reason other than death or disability or a discharge for cause, any outstanding Discretionary Option, to the extent that it was exercisable on the date of such termination, may be exercised by the holder within three months after such termination (or such shorter time as may be specified by the Compensation Committee), but in no event later than the expiration of the Option. If an optionee dies or becomes totally and permanently disabled while engaged by the Company or a subsidiary, or dies within three months after the optionee ceases to provide services to the Company, any outstanding Discretionary Option, to the extent that it has vested, may be exercised by the optionee (his estate, or by the person to whom the Option is transferred by will or the laws of descent and distribution, as the case may
be), within the period of one year after the date of death or disability (or within such lesser period as may be specified by the Compensation Committee). If an optionee is discharged for "cause" (as defined in the Share Option Plan), the right of such optionee to exercise a Discretionary Option will terminate immediately upon cessation of such services.

         Options granted under the Share Option Plan must be exercised within ten years of the grant date, except that an ISO granted to a person owning more than 10% of the total combined voting power of all classes of shares of the Company or of any parent or subsidiary of the Company (a "Ten Percent Shareholder") must be exercised within five years of the grant date.

         The exercise price for each Option granted under the Share Option Plan shall not be less than 100% of the fair market value (the "Fair Value") per Common Share on the date such Option is granted. For ISOs granted to a Ten Percent Shareholder, the exercise price shall not be less than 110% of the Fair Value per Common Share. The exercise price may be paid in cash (by check), by transferring Common Shares owned by the Option holder and having a Fair Value on the date of surrender equal to the aggregate exercise price of the Option or, solely with respect to Discretionary Options, by cash payments in installments or pursuant to a full recourse promissory note, in either case upon the terms and conditions as the Compensation Committee shall determine. Upon the exercise of any Option, the Company is required to comply with all applicable withholding tax requirements.

         Options granted pursuant to the Share Option Plan (other than Trustee Options and ISOs) may, in the discretion of the Compensation Committee, be transferable to members of the optionee's immediate family, a trust established for the benefit of one or more members of the optionee's immediate family or a partnership in which such family members are the only partners. The optionee may not receive any consideration for the transfer.

         The Board of Trustees or Compensation Committee may amend or terminate the Share Option Plan at any time and in any respect, including modifying the form of the Share Option Agreements, except that the Board of Trustees and Compensation Committee cannot, without the approval of the shareholders of the Company, amend the Share Option Plan if shareholder approval is required or desired for compliance with (i) Rule 16b-3 under the Exchange Act or (ii)
Section 422 of the Code. No amendment of the Share Option Plan, without the Option holder's consent, may adversely affect any Options previously granted to him or her.

Federal Income Tax Consequences Relating to Options

         In general, an optionee will not recognize taxable income upon the grant or exercise of an ISO, and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares will be treated as an adjustment to alterative minimum taxable income.) In order for the exercise of an ISO to qualify for this tax treatment, the optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of an optionee who is terminated due to disability). In addition, an option will not be treated as an ISO to the extent that the fair market value of share with respect to which ISOs first become exercisable during any calendar year exceeds $100,000.

         If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the optionee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee disposes of the shares prior to satisfying these holding period requirements (a "disqualifying disposition"), the optionee will recognize ordinary income at the time of the disqualifying disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the options. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares in a disqualifying disposition at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the amount realized on the sale over the exercise price of the option. The Company will be allowed a business expense deduction to the extent the optionee recognized ordinary income.

         In general, an optionee who receives an NQSO will recognize no income at the time of the grant of the option. Upon exercise of an NQSO, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The optionee's tax basis in shares acquired upon exercise of an NQSO will be the fair market value on the date income is recognized, and the optionee's holding period will commence on that date. Upon a subsequent sale or exchange of the shares acquired upon exercise of an NQSO, the optionee will generally have capital gain or loss (long-term or short-term depending on whether the shares have been held for more than one year) measured by the difference between the amount realized on the disposition and the tax basis of the shares. The Company will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income.

1997 Share Option Plan Benefits

         Since grants of options will be considered by the new compensation committee to be formed following consummation of the Investment and the Acquisition or, in the case of Messrs. Hatkoff and Klopp are subject to further negotiation, future grants to executive officers and employees of the Company under the Share Option Plan cannot be determined at this time.

                          DESCRIPTION OF CAPITAL SHARES

         As of the date hereof, the authorized capital shares of the Company consist of the Common Shares and preferred shares of beneficial interests of the Company issuable in classes or series, of which 9,137,335 Common Shares are issued and outstanding and no preferred shares are authorized, issued or outstanding.

         Following approval of the Restated Declaration and the adoption by the Board of Trustees of the Certificate of Designation, the capital of the Company will consist of preferred shares of beneficial interests of the Company and common shares of beneficial interests in the Company issuable in classes or series, of which (i) up to 12,639,405 class A 9.5% cumulative convertible preferred shares, $1.00 par value, of beneficial interests in the Company (the "Class A Preferred Shares") will be authorized, (ii) up to 12,639,405 class B 9.5% cumulative convertible non-voting preferred shares, $1.00 par value, of beneficial interests in the Company (the "Class B Preferred Shares" and, together with the Class A Preferred Shares, the "Preferred Shares") will be authorized, (iii) the existing Common Shares of the Company will be redesignated as class A common shares, $1.00 par value, of beneficial interests in the Company (the "Class A Common Shares"), of which up to 21,776,740 will be authorized, and 9,137,335 will be issued and outstanding, and (iv) up to 21,776,740 class B common shares, $1.00 par value, of beneficial interests in the Company (the "Class B Common Shares") will be authorized, none of which will be issued and outstanding. The Restated Declaration permits the Board of Trustees to authorize and issue additional shares of beneficial interest in the Company and to establish additional classes or series of preferred shares of beneficial interests and common interests from time to time, including additional Class A Common Shares, Class B Common Shares, Class A Preferred Shares and Class B Preferred Shares. The Certificate of Designation and Investment Agreement, however, provide that the approval of the holders of the Preferred Shares is required in order to authorize, create or issue any class or series of capital shares of the Company other than "Junior Shares" (see "--Preferred Shares -- Voting Rights"), or to issue any Class B Preferred Shares other than upon the conversion of any Class A Preferred Shares (see "PROPOSAL 1 -- APPROVAL OF THE INVESTMENT -- The Investment Agreement").

         The following summary description of the capital shares of the Company is qualified in its entirety by reference to the Certificate of Designation and the Restated Declaration, a copy of each of which is annexed hereto as annex B and annex C, respectively.

Common Shares

         Except as described below or as required by law, all Class A Common Shares and Class B Common Shares are identical and entitled to the same voting, dividend, liquidation and other rights. Holders of Class A Common Shares and Class B Common Shares are not entitled to preferences, appraisals or preemptive rights of any kind. No shareholder may demand that the Company redeem his or her Class A Common Shares or Class B Common Shares.

         Dividends. Holders of record of Class A Common Shares and Class B Common Shares on the record date fixed by the Company's Board of Trustees are entitled to receive such dividends as may be declared by the Board of Trustees out of funds legally available for such purpose, subject to the rights of the holders of any series of preferred shares. No dividends may be declared or paid in cash or property on any share of any class of Class A Common Shares and Class B Common Shares, however, unless simultaneously the same dividend is declared or paid on each share of the other classes of Class A Common Shares and Class B Common Shares except that if dividends are declared that are payable in common shares, such dividends shall be payable at the same rate on each class or series of Class A Common Shares and Class B Common Shares and shall be payable only in Class A Common Shares to holders of Class A Common Shares and in Class B Common Shares to holders of Class B Common Shares.

         Liquidation Rights. In the event of the liquidation of the Company and the distribution of its assets, after the payment in full or the setting apart for payment to all creditors of the Company of the amounts to which they shall be entitled and subject to such preferential amounts, if any, to which the holders of preferred shares at the time outstanding shall be entitled, the remaining assets of the Company available for payment and distribution to holders of Class A Common Shares and Class B Common Shares shall, subject to any participating or similar rights of preferred shares at the time outstanding, be distributed ratably, in accordance with the number of Class A Common Shares and Class B Common Shares held by each such holder, equally among the holders of Class A Common Shares and Class B Common Shares at the time outstanding.

         Voting Rights. The Class B Common Shares do not have voting rights and are not counted in determining the presence of a quorum for the transaction of business at any meeting of the shareholders.

         Except as otherwise provided by law and subject to the special voting rights of any outstanding preferred shares, the approval of all matters brought before the shareholders requires the affirmative vote of the holders of a majority in voting power of the voting shares (including the Class A Common Shares) that are present in person or represented by proxy and voting as a single class.

         Conversion Rights. Each Class A Common Share is convertible at the option of the holder thereof at any time and from time to time into one fully paid and nonassessable Class B Common Share and, subject to delivery of the certification described below, each Class B Common Share is convertible at the option of the holder thereof at any time and from time to time into one fully paid and nonassessable Class A Common Share. If Class B Common Shares are to be converted into Class A Common Shares, the holder of the Class B Common Shares must certify to the Company that either (a) the shareholder is not a "Bank Holding Company" or an "affiliate of a Bank Holding Company" as defined in
Section 1841(a) and 1841(k) of the Bank Holding Company Act of 1956, as amended, or (b) the shareholder intends to sell such securities to a person that is not a Bank Holding Company and will not take delivery of the Class A Common Shares or
(c) the shareholder will not, upon the issuance of such Class A Common Shares, own more than 4.9% of any class or series of voting shares of the Company.


Preferred Shares

         General. The Restated Declaration permits the Board of Trustees to issue preferred shares in one or more classes or series, with such rights, powers, preferences, privileges and restrictions as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Trustees, including, but not limited to: (i) the distinctive designation of such class or series, and the number of preferred shares of such class or series authorized; (ii) the dividends payable with respect to such class or series, the rates or basis for determining such dividends, and conditions and dates upon which such dividends shall be payable, the preferences, if any, of such dividends over, or the relation of such dividends to, the dividends payable on any other class or series of securities of the Company, whether such dividends shall be noncumulative or cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative; (iii) whether preferred shares of such class or series shall be redeemable at the option of the Company or upon the happening of a specified event, and, if redeemable, whether for cash, property or rights, including securities of the Company, the times, prices or rates and any adjustment and other terms and conditions of such redemption; (iv) the terms and amount of any sinking, retirement or purchase fund provided for the purchase or redemption of preferred shares of such class or series; (v) whether or not preferred shares of such class or series shall be convertible into or exchangeable for other securities of the Company, at the option of the Company or of the holder of such preferred shares or both, or upon the happening of a specified event, and, if provision be made for such conversion or exchange, the terms, prices, rates, adjustments and any other terms and conditions thereof; (vi) the extent, if any, to which the holders of the preferred shares of such class or series shall be entitled to vote with respect to the election of Trustees or on other issues, including without limitation the extent, if any, to which such holders shall be entitled, voting as a class or series or jointly with other classes or series, to elect one or more Trustees upon the happening of a specified event or otherwise, or entitled to multiple votes per preferred share; (vii) the restrictions, if any, on the issue or reissue of preferred shares of such class or series or any other classes or series; (viii) the extent, if any, to which the holders of the preferred shares of such class or series shall be entitled to preemptive rights; (ix) the rights of the holders of the preferred shares of such class or series upon the termination of the Company or any distribution of its assets, including without limitation any preferential amount payable upon such preferred shares or any other rights of holders of such preferred shares in the event of the liquidation, dissolution or winding up of the Company or the distribution of its assets; and (x) the terms of any other provisions to be applicable to such preferred shares and such other powers, preferences, rights, limitations or restrictions as the Board of Trustees shall determine.

         In connection with the Investment, the Board of Trustees will adopt a resolution which is set forth in the Certificate of Designation attached hereto as annex B providing for the issuance of two classes of the Company's preferred shares, consisting of [12,639,405] Class A Preferred Shares and [12,639,405] Class B Preferred Shares. In connection with the closing of the Investment Agreement, Veqtor will purchase from the Company up to 12,639,405 and no less than 11,895,911 Class A Preferred Shares for a maximum aggregate purchase price of no more than approximately $34 million and no less than approximately $32 million, based upon a per share purchase price of $2.69.

         Except as described below or as required by law, both classes of Preferred Shares are identical and entitled to the same voting, dividend, liquidation and other rights.

         Dividends. Holders of the Preferred Shares are entitled to receive, when and as declared by the Board of Trustees, out of funds legally available therefor, cash dividends per share at the rate of 9.5% per annum on $2.69. Such dividends shall accrue (whether or not declared) and, to the extent not paid for any dividend period, will be cumulative. Dividends on the Preferred Shares are payable, when and as declared, semi-annually, in arrears, on December 26 and June 25 of each year commencing December 26, 1997. No dividends may be declared or paid in cash or property on any Preferred Share unless simultaneously the same dividend is declared or paid on both classes of Preferred Shares except that if dividends are declared that are payable in Common Shares or Preferred Shares, such dividends shall be payable at the same rate on the Preferred Shares and shall be payable only in Class A Common Shares and Class A Preferred Shares to holders of Class A Preferred Shares and in Class B Common Shares and Class B Preferred Shares to holders of Class B Preferred Shares. The Certificate of Designation provides that, unless all dividends and other amounts then accrued with respect to the Preferred Shares are paid in full, the Company may not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of, any other shares of the Company.

         Liquidation Preference. In the event of the liquidation of the Company and the distribution of its assets, the holders of the Preferred Shares are entitled to receive out of assets of the Company available for distribution to shareholders, an amount per share equal to $2.69 plus the amount of all dividends per share accrued and unpaid thereon through the date of final distribution to shareholders, whether or not declared, before any payment shall be made or any assets distributed to the holders of any other class or series of shares of the Company.

         Redemption Right. The holders of the Preferred Shares have the right to require the Company, in the event of a "change in control," to redeem all (but not a part) of their Preferred Shares at a price per Preferred Share equal to $2.69 and all dividends per share accrued but unpaid through the date of such redemption. A "change in control" will have occurred if either (i) a majority of the individual members of the Board of Trustees shall at any time consist of individuals elected or appointed without the approval of a majority of their predecessor trustees or (ii) any person or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) acquires, without the consent of Veqtor or any Class A Common Shares or rights to acquire Class A Common Shares if after such acquisition such person or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) beneficially owns (within the meaning of rule 13d-3 promulgated under the Exchange Act) Class A Common Shares aggregating in excess of 15% of the number of Class A Common Shares or the combined voting power of voting shares of the Company outstanding immediately prior to such acquisition.

         Voting Rights. The Class A Preferred Shares are entitled to vote together with the holders of the Class A Common Shares as a single class on all matters submitted to a vote of shareholders. Each Class A Preferred Share entitles the holder thereof to a number of votes per share equal to the number of Class A Common Shares into which such Class A Preferred Share is then convertible. Except as described below, the Class B Preferred Shares do not have voting rights and are not counted in determining the presence of a quorum for the transaction of business at a shareholders' meeting.

         The holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, have, with certain limited exceptions, the right to approve any merger, consolidation or transfer of all or substantially all of the assets of the Company.

         In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, is required in order to amend, alter or repeal any provision of the Certificate of Designation; authorize, create or issue any class or series of capital shares of the Company (other than Junior Shares); and incur any indebtedness if the Company's debt to equity ratio would exceed 5:1. "Junior Shares" are defined as common shares and any other class or series of shares of the Company now or hereafter authorized, issued or outstanding which is subject to the following restrictions and limitations: (i) no dividend or distribution can be declared or paid on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Preferred Shares shall have been paid in full; (ii) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, the liquidation preference with respect to the Preferred Shares and any accrued and unpaid dividends thereon before any payment shall be made or any assets distributed to the holders of such other class or series of shares of the Company; and (iii) shares of such class or series are not required to be redeemed under any circumstances, either at the option of the Company or of any holder thereof, unless all of the outstanding Preferred Shares have theretofore been redeemed or converted.

         Conversion Right. Each Class A Preferred Share is convertible at the option of the holder thereof at any time and from time to time in whole or in part into an equal number of Class B Preferred Shares, or into a number of Class A Common Shares equal to the ratio of (x) $2.69 plus an amount equal to all dividends per share accrued and unpaid thereon as of the date of such conversion to (y) the Conversion Price in effect as of the date of such conversion. Each Class B Preferred Share is convertible at the option of the holder thereof at any time and from time to time in whole or in part into an equal number of Class A Preferred Shares or into a number of Class B Common Shares equal to the ratio of (x) $2.69 plus an amount equal to all dividends per share accrued and unpaid thereon as of the date of such conversion to (y) the Conversion Price in effect as of the date of such conversion. If Class B Preferred shares are to be converted into Class A Preferred shares, the holder of the Class B Preferred Shares must certify to the Company that either (a) the shareholder is not a "Bank Holding Company" or an "affiliate of a Bank Holding Company" as defined in
Section 1841(a) and 1841(k) of the Bank Holding Company Act of 1956, as amended, or (b) the shareholder intends to sell such securities to a person that is not a Bank Holding Company and will not take delivery of the Class A Preferred Shares or (c) the shareholder will not, upon the issuance of such Class A Preferred Shares, own more than 4.9% of any class or series of voting shares of the Company. Initially, the "Conversion Price" will be equal to $2.69, but the Conversion Price will be adjusted to provide the holders of the Class A Preferred Shares with customary anti-dilution protection, including protection for the issuance of additional shares at a price less than $2.69 per share.

         If Class B Preferred Shares are to be converted into Class A Preferred Shares, in connection with any conversion, the shareholder must certify to the Company that either (a) the shareholder is not a Bank Holding Company or (b) the shareholder intends to sell such securities to a Person that is not a Bank Holding Company and will not take delivery of the Class A Preferred Shares or
(c) the shareholder will not, upon the issuance of such Class A Preferred Shares, own more than 4.9% of any class of voting shares of the Company.

                                         FEDERAL INCOME TAX CONSIDERATIONS

         Termination of REIT Status. The new business plan contemplates that the Company will grow through a combination of leverage and a retention of all or a substantial portion of the earnings of the Company. Accordingly, for this and other reasons, the Company will not be able to comply with the real estate investment trust ("REIT") requirement that it distribute at least 95% of its REIT taxable income, and, therefore, the Company anticipates that its status as a REIT will terminate, effective for 1997. Accordingly, the Company anticipates that it will be treated as a corporation for federal, state and local income tax purposes, and that it will be subject to federal, state and local income tax on its taxable income. The discussion that follows assumes that the Company's status as a REIT will terminate for 1997, and that the Company will be taxed as a corporation for 1997 and future years.

         Consequences of Distributions from a Company Not Taxable as a REIT. It is anticipated that the Company will not qualify as a REIT during 1997 or thereafter. As a consequence, the Company will be subject to federal income taxes on taxable income earned during 1997 and thereafter and will no longer be entitled to a deduction for any dividends paid to shareholders. In addition, the Company will not be subject to the required distribution rules applicable to REITs. Corporate shareholders that satisfy certain holding period requirements will be entitled to a dividends received deduction on dividends paid out of current or accumulated earnings and profits. The Company, however, generally does not intend to pay dividends on its Common Shares for the foreseeable future.

         Distributions. The Company expects to pay dividends on its Preferred Shares, although it does not anticipate making any distributions with respect to its Common Shares. Any distributions will be treated as dividends for federal income tax purposes to the extent of the Company's current or accumulated earnings and profits, and as such, will be eligible for any applicable dividends received deduction for corporate shareholders and will be treated as ordinary dividend income for other shareholders.

         Utilization of Net Operating Losses and Capital Loss Carryforwards. Generally, a corporation is allowed to carry its net operating losses back three years and forward up to 15 years following the taxable year in which such losses arose. A net operating loss from a year in which an entity was a REIT can be carried forward but cannot be carried back, and losses from years in which an entity is not a REIT cannot be carried back to a year in which it was a REIT.

         A corporation is generally able to utilize a net operating loss that arose in a year in which it qualified as a REIT in a subsequent year in which it no longer qualified as a REIT. Accordingly, the Company will not be prevented by the net operating loss rules from using its net operating losses solely because its operations and assets will no longer allow for qualification as a REIT.

         The Company is entitled to carry any net long term capital losses forward up to five years following the taxable year in which such losses arose. Capital losses can only be offset against capital gains and not against ordinary income.

         Limitations on Net Operating Losses. The ability of the Company to utilize net operating losses ("NOLs") has been restricted under Section 382 of the Code as a result of the "ownership changes" that have occurred and may be further restricted as a result of the ownership change that will occur with respect to the Company as a result of the Investment. Code Section 382 limits a corporation's ability to use its net operating losses when certain changes in the ownership of the corporation's shares occur within a three year period. The limitation on the utilization of NOLs also applies to any net unrealized built in losses of the Company. An ownership change occurred with respect to the Company in October 1994 as a result of an ownership change with respect to the Company's Former Parent, and a second ownership change occurred in January 1997 as a result of CRIL's acquisition of the ownership interest from the Former Parent. The Investment is expected to result in another ownership change with respect to the Company under Code Section 382 for purposes of limitations on the use of the Company's net operating loss and capital loss carryforwards ("Loss Carryforwards").

         As of December 31, 1996, the Company had approximately $[17,631,000 ] million of Loss Carryforwards for Federal income tax purposes. The amount of the Company's annual taxable income which may be offset by

Loss Carryforwards generally will be limited as a result of an ownership change to an amount determined by multiplying the value of the Company at the time of the ownership change (not including the Investment) by the "long-term tax exempt rate" published monthly by the Treasury Department. The limitations resulting from the October 1994 and January 1997 ownership changes can be reduced by the ownership change that will occur as a result of the Investment, but cannot be increased by that transaction. For this purpose, the value of the Company on January 3, 1997, based on the number of shares outstanding (9,137,335) and the closing price of the Company's common shares ($2 3/4) on January 2, 1997, was approximately $25 million and the long-term tax exempt rate, as of January 3, 1997, was 5.60%. The value of the Company based on the purchase price paid in the January 1997 ownership change was approximately $26.6 million. Accordingly, the January 1997 ownership change is expected to result in a limitation on the amount of Loss Carryforwards that may be used to offset the taxable income of the Company, if any, in an amount equal to approximately $1.5 million per year. The ownership change that is expected to occur as a result of the Investment may result in a lower, but not a higher limitation. The actual amount of the limitation imposed by Code Section 382 may vary, depending upon the actual data used in the foregoing calculations, which will be made as of the effective date of the change in the Company's ownership. The Loss Carryforwards that consist of capital losses will be useable only to the extent that the Company recognizes capital gains.

         In addition to this limitation, if the Company does not continue its business enterprise within the meaning of Code Section 382(c) at all times during the two-year period beginning on the date of the Closing, the amount of Loss Carryforwards and built-in losses that may be used to offset taxable income will, subject to certain exceptions, be reduced to zero, and the net operating loss limitation may also be reduced if the Company has substantial non business assets. The Company's business activities during 1995 and 1996 included both the ownership of real estate, and the ownership of mortgages secured by real estate. The Company intends to continue the business of ownership of real estate mortgages, and believes that this business activity will satisfy the business continuity requirement, and allow it to satisfy the other requirements of
Section 382, although there can be no assurance that it will do so.

         Alternative Minimum Tax. For alternative minimum tax purposes, net operating losses can be used to offset only 90 percent of alternative minimum taxable income ("AMTI"). Thus, to the extent that the net operating losses of the Company are used to offset regular taxable income, alternative minimum tax will still be required to be paid on 10 percent of AMTI at the alternative minimum tax rate of 20 percent. In addition, if the Code Section 382 limitation were triggered, the amount of NOLs that could be used to offset AMTI would be subject to limitations similar to those described above for utilization of NOLs to offset income subject to the regular income tax.

         Personal Holding Company Status. Following the Investment, it is anticipated that more than 50% of the equity ownership of the Company will be held, directly or indirectly, by five or fewer individuals, with the result that the Company will meet the share ownership test of the personal holding company rules of Code Section 542(a)(2). In that event, if the Company also satisfied the adjusted ordinary gross income requirement of Code Section 542(a)(1), the Company would be treated as a personal holding company for federal income tax purposes, and would be subject to an additional tax on its undistributed personal holding company income. A corporation that receives most of its income from interest would generally satisfy the adjusted ordinary gross income requirement. However, the personal holding company rules contain an exception for a lending or finance company that satisfies the tests established in Code
Section 542(c)(6). The requirements for qualification as a lending or finance company are complex, and although the Company will endeavor to operate in a manner that enables it so to qualify, there can be no assurances that it will be able to do so.

         Shareholders should consult their own tax advisors as to the effect of the Investment and the adoption of the other proposals described in this Proxy Statement under applicable state or local tax laws.

                                               SHAREHOLDER PROPOSALS


         Under the rules and regulations of the Commission as currently in effect, any holder of at least $1,000 in market value of Common Shares who desires to have a proposal presented in the Company's proxy material for use in connection with the annual meeting of shareholders to be held in 1998 must transmit that proposal (along with his or her name, address, the number of Common Shares that he or she holds of record or beneficially, the dates on which the securities were acquired and documentary support for a claim of beneficial ownership) in writing to the Company at 131 Stewart Street #200, San Francisco, California 94105. Proposals of shareholders intended to be presented at the next annual meeting of shareholders must be received by the Company not later than January 15, 1998.

         Shareholders desiring to have proposals submitted for consideration at future meetings of the shareholders should consult the applicable rules and regulations of the Commission with respect to such proposals, including the permissible number and length of proposals and other matters governed by such rules and regulations.

                                            INCORPORATION BY REFERENCE

         This Proxy Statement incorporates the financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations regarding the Company included in the Company's 1996 Annual Report to shareholders, which report includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (except the exhibits thereto), as filed with the Commission on April 14, 1997 (the "1996 Form 10-K") and other information concerning the operations of the Company.

         Any statement contained in a document incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document which is also incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any statements so modified or superseded will not be deemed, except as modified or superseded, to constitute a part of this Proxy Statement.

         The Company will provide, without charge (other than a reasonable charge for any exhibit requested) to each Shareholder, upon written or oral request of such Shareholder, a copy of any of the aforementioned documents incorporated or deemed incorporated by reference herein, by first class mail or other equally prompt means within one business day of receipt of such request. Any such request should be directed to Frank A. Morrow, chairman of the Board of the Company, at 131 Steuart Street #200, San Francisco, California 94105, telephone number (415) 905-0288.


                                              ADDITIONAL INFORMATION

         The Company's 1996 Annual Report to Shareholders, which includes the 1996 Form 10-K (except the exhibits thereto), is enclosed with this Proxy Statement, but is not to be regarded as proxy soliciting material. Upon written or oral request to the Company as set forth above, the Company will provide, without charge to each Shareholder of the Company, copies of the exhibits to the 1996 Form 10-K as filed with the Commission.


                              By order of the Board of Trustees


                              FRANK A. MORROW
                              Chairman of the Board



May 10, 1997

                                           INDEX TO FINANCIAL STATEMENTS


                                           YEAR ENDED DECEMBER 31, 1996


                                                                                                               Page


INDEPENDENT AUDITORS' REPORT..................................................................................  F-2

COMBINED BALANCE SHEETS - DECEMBER 31, 1996 AND 1995 .......................................................... F-3

COMBINED STATEMENTS OF INCOME FOR THE YEARS ENDED
      DECEMBER 31, 1996, 1995 AND 1994 ........................................................................ F-4

COMBINED STATEMENTS OF CHANGES IN PARTNERS' AND MEMBERS'
      CAPITAL (DEFICIENCY) FOR THE YEARS ENDED
      DECEMBER 31, 1996, 1995 AND 1994 .........................................................................F-5

COMBINED STATEMENTS OF CASH FLOWS FOR THE
      YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994 ............................................................ F-6

NOTES TO FINANCIAL STATEMENTS ................................................................................. F-8


                          INDEPENDENT AUDITORS' REPORT


To the Partners and Members of
   Victor Capital Group, L.P.
   (A Delaware Limited Partnership)
   and Affiliates


We have audited the accompanying combined balance sheets of Victor Capital Group, L.P. (A Delaware Limited Partnership) and Affiliates as of December 31, 1996 and 1995, and the related combined statements of income, changes in partners' and members' capital (deficiency), and cash flows for each of the three years in the period ended December 31, 1996. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Victor Capital Group, L.P. (A Delaware Limited Partnership) and Affiliates as of December 31, 1996 and 1995, and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                 David Berdon & Co. LLP
                                                 Certified Public Accountants



March 10, 1997

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                             COMBINED BALANCE SHEETS


                                                                           DECEMBER 31,

     ASSETS ....................................................         1996         1995
                                                                         ----         ----

     CURRENT ASSETS:
     Cash and cash equivalents (Note 2(c)) .....................   $1,056,048   $1,258,429
     Investment in available for sale securities (Note 2(d)) ...        8,400        8,400
     Investment in unregistered securities (Note 2(e)) .........           --      124,250
     Accounts receivable (Note 2(i)) ...........................      563,602      900,000
     Expense reimbursement receivable ..........................       30,294       85,727
     Due from partner (Note 4) .................................       24,000      159,000
     Sundry ....................................................       16,701        5,405
                                                                   ----------   ----------

     TOTAL CURRENT ASSETS ......................................    1,699,045    2,541,211

     DEFERRED COSTS (Note 2(j)) ................................      106,110           --

     PROPERTY AND EQUIPMENT - NET (Notes 2(g) and 3) ...........       90,071      107,840

     SECURITY DEPOSITS .........................................        3,220        3,110
                                                                    ---------   ----------

     TOTAL ASSETS ..............................................   $1,898,446   $2,652,161
                                                                   ==========   ==========



     LIABILITIES AND PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY)

     CURRENT LIABILITIES:
     Accounts payable and accrued liabilities ..................     $173,511      $78,979
     Bonuses payable - discretionary (Note 5) ..................    1,441,500    1,206,000
     Accrued local business taxes ..............................       27,845       48,869
     Unearned revenue (Note 2(b)) ..............................       19,739           --
                                                                   ----------        -----

     TOTAL LIABILITIES .........................................    1,662,595    1,333,848

     COMMITMENTS AND CONTINGENCIES (Note 8)

     PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY) ...............      235,851    1,318,313
                                                                   ----------    ---------

     TOTAL LIABILITIES AND PARTNERS' AND
     MEMBERS' CAPITAL (DEFICIENCY) .............................   $1,898,446   $2,652,161
                                                                   ==========   ==========










The accompanying notes to combined financial statements are an integral part of these statements.

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                          COMBINED STATEMENTS OF INCOME


                                                                                    YEARS ENDED DECEMBER 31

                                                                               1996               1995               1994

INCOME:
    Fees earned (Notes 2(b), (c), (e) and 7)                               $6,940,036         $5,981,219         $5,159,157
    Investment income                                                          70,126             23,627             31,174
    Gain on sale of securities                                                     --                518              3,263
    Sublease income (Note 8)                                                       --             24,030             41,167
    Gain on surrender of unregistered securities (Note 2(e))                  262,585                 --                 --
    Gain (loss) on disposal of property and equipment                           --                 2,521            (2,884)
                                                                           ----------         ----------        -----------

         TOTAL INCOME                                                       7,272,747          6,031,915          5,231,877

EXPENSES:
    Employee salaries                                                      $1,164,897         $1,294,416         $1,265,384
    Discretionary employee bonuses (Note 5)                                 1,441,500          1,206,000          1,247,000
    Payroll taxes                                                             103,504            101,013            100,122
    Employee benefits                                                         123,146            112,420             96,004
    Rent expense (Note 8)                                                     292,309            261,917            125,143
    Telephone                                                                  61,439             62,139             39,259
    Insurance                                                                  15,828             30,927             36,594
    Stationery, printing and supplies                                          31,483             46,960             26,663
    Local travel and transportation                                             7,531              8,532             12,711
    Postage                                                                     7,702              7,775              3,317
    Travel and entertainment                                                   49,147             76,364             51,535
    Messenger/courier                                                           2,909              2,987              2,764
    Payments to subcontractors                                                 40,450            168,553            325,434
    Public relations                                                           24,010             25,236             25,122
    Dues and subscriptions                                                     10,623             11,814             12,257
    Miscellaneous                                                              33,614             34,785             29,343
    Contributions                                                              29,315              8,545              6,575
    Professional fees                                                          67,804             79,647            119,259
    Local business taxes                                                      143,642             97,620             21,462
    Advertising                                                                52,076             33,151              9,117
    Bad debt expense                                                               --                 --              8,581
    Information system expense                                                 22,299             31,832             16,189
                                                                           ----------         ----------         ----------

         TOTAL EXPENSES                                                     3,725,228          3,702,633          3,579,835
                                                                           ----------         ----------         ----------

NET INCOME BEFORE MANAGEMENT FEES,
DEPRECIATION, INTEREST AND EXTRAORDINARY GAIN                               3,547,519          2,329,282          1,652,042

MANAGEMENT FEES (Note 7)                                                      860,573            836,560            821,000

DEPRECIATION                                                                   44,004             49,638             43,529

INTEREST EXPENSE (Note 6)                                                       --                30,852             64,459
                                                                           ----------         ----------         ----------

NET INCOME BEFORE EXTRAORDINARY ITEM                                        2,642,942          1,412,232            723,054

EXTRAORDINARY ITEM - Gain on extinguishment
of debt (Note 6)                                                                --               181,319              --
                                                                           ----------         ----------         -------

NET INCOME                                                                 $2,642,942         $1,593,551         $  723,054
                                                                           ==========



The accompanying notes to combined financial statements are an integral part of these statements.


                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES


        COMBINED STATEMENTS OF CHANGES IN PARTNERS' AND MEMBERS' CAPITAL
                                  (DEFICIENCY)
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



     PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY)
         - JANUARY 1, 1994                                           $888,172

     Net income for the year ended December 31, 1994                  723,054

     Distributions to partners and members during 1994             (1,833,309)
                                                                  -----------

     PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY)
         - DECEMBER 31, 1994                                         (222,083)

     Capital contributions during 1995                                282,883

     Net income for the year ended December 31, 1995                1,593,551

     Distributions to partners and members during 1995 (Note 1)      (336,038)
                                                                  -----------

     PARTNERS' AND MEMBERS' CAPITAL
         - DECEMBER 31, 1995                                        1,318,313

     Net income for the year ended December 31, 1996                2,642,942

     Distributions to partners and members during 1996
         (Notes 1 and 2(e))                                        (3,725,404)
                                                                  -----------

     PARTNERS' AND MEMBERS' CAPITAL (DEFICIENCY)
         - DECEMBER 31, 1996                                         $235,851
                                                                  ===========
















               The accompanying notes to combined financial statements are an integral part of these statements.

                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                        COMBINED STATEMENTS OF CASH FLOWS


                                                                                    YEARS ENDED DECEMBER 31,
                                                                    ---------------------------------------------------------------

                                                                              1996                     1995                  1994
                                                                              ----                     ----                  ----

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                          $2,642,942               $1,593,551            $  723,054
                                                                        ----------               ----------            ----------

    Adjustments to reconcile net income to net cash
     provided by operating activities:
         (Gain) on sale of securities                                           --                    (518)               (3,263)
         Extraordinary (gain) on extinguishment of debt                         --                (181,319)                    --
         (Gain) on disposition of security                               (262,585)                       --                    --
         (Gain) loss on disposal of property and equipment                      --                  (2,521)                 2,884
         Deferred rent                                                          --                       --             (114,381)
         Bad debt expense                                                       --                       --                 8,581
         Depreciation                                                       44,004                   49,638                43,529
         Unregistered securities received for services rendered          (750,000)                (124,250)                    --
         Proceeds from the sale of trading securities                           --                   60,920                11,463

    Changes in assets and liabilities:
      (Increase) decrease in:
         Accounts receivable                                               336,398                (333,000)             (199,625)
         Expense reimbursement receivable                                   55,433                   21,884              (50,538)
         Prepaid local business taxes                                           --                   12,691              (12,691)
         Sundry                                                           (11,296)                  (5,405)                11,036
         Security deposits                                                   (110)                   11,590              (12,313)

    (Decrease) increase in:
         Accounts payable and accrued liabilities                           94,532                    8,372               (1,681)
         Bonuses payable - discretionary                                   235,500                  284,000               922,000
         Accrued local business taxes                                     (21,024)                   48,869                    --
         Unearned revenue                                                   19,739                       --                    --
         Accrued interest due to affiliate                                  --                       30,852                 4,402
                                                                        ----------                ---------             ---------

                  Total adjustments                                      (259,409)                (118,197)               609,403
                                                                        ----------               ----------             ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES
                                                                         2,383,533                1,475,354             1,332,457
                                                                        ----------               ----------            ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Employee loans receivable                                                   --                   30,000              (30,000)
    Due from partner                                                       135,000                (159,000)                    --
    Payment of deferred costs                                            (106,110)                       --                    --
    Purchase of property and equipment                                    (26,235)                 (42,365)              (77,524)
    Proceeds from the sale of securities                                   386,835                       --                    --
    Proceeds from disposal of property and equipment                        --                        4,256                 --
                                                                        ----------               ----------            -------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                        389,490                (167,109)             (107,524)
                                                                        ----------              -----------           -----------

Subtotal (carried forward)                                               2,773,023                1,308,245             1,224,933



The accompanying notes to combined financial statements are an integral part of these statements.


                           VICTOR CAPITAL GROUP, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                                 AND AFFILIATES

                        COMBINED STATEMENTS OF CASH FLOWS



                                                                        YEARS ENDED DECEMBER 31,
                                                           ---------------------------------------------------------

                                                              1996                1995                 1994
                                                              ----                ----                 ----

Subtotal (brought forward)                                     $2,773,023          $1,308,245           $1,224,933
                                                               ----------          ----------           ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Contributions from partners                                        --             282,883                   --
    Distributions to partners and members                     (2,975,404)           (336,038)          (1,833,309)
    Payment of note payable due affiliate                              --           (500,000)                   --
    Increase in note payable due affiliate                         --                  --                   60,057
                                                              -----------          ----------           ----------

NET CASH (USED IN) FINANCING ACTIVITIES                       (2,975,404)           (553,155)          (1,773,252)
                                                              -----------          ----------          -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            (202,381)             755,090            (548,319)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                   1,258,429             503,339            1,051,658
                                                               ----------           ---------           ----------

CASH AND CASH EQUIVALENTS - END OF YEAR                        $1,056,048          $1,258,429           $  503,339
                                                               ==========          ==========           ==========

NONCASH FINANCING ACTIVITIES:
    Unregistered securities distributed to partners            $  750,000         $    --              $    --
                                                               ==========         ===========          =======

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid during 1995 for interest                         $    --             $    2,214           $    --
                                                               ==========          ==========           =======



The accompanying notes to combined financial statements are an integral part of these statements.


                                            VICTOR CAPITAL GROUP, L.P.
                                         (A DELAWARE LIMITED PARTNERSHIP)
                                                  AND AFFILIATES

                                      NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 -          ORGANIZATION
                  ------------

                  Victor Capital Group, L.P. (the "Partnership") was organized as a Delaware Limited Partnership on February 17, 1989. The purposes of the Partnership are, among other things, to earn fee income from services rendered in connection with equity and debt investments in real property and interests therein, to invest in real estate partnerships, and to acquire, hold and otherwise deal with equity and debt investments in real property of all kinds. The sole general partner of the Partnership is Valentine Wildove & Company, Inc. ("Valentine Wildove"), which currently has a 15% ownership interest. The limited partners are John R. Klopp and Craig M. Hatkoff, who presently have ownership interests of 42.5% each.

                  In June 1995, the Partnership entered into an agreement with a former limited partner, Windsor Investors Corporation ("Windsor Investors"), whereby Valentine Wildove was assigned Windsor Investors' 4.9% limited partnership interest and all related rights thereto, in exchange for the Partnership's payment in respect of a $500,000 promissory note (the "Note") due to Windsor Investors (see Note 6).

                  The allocations among the partners of profits and losses are governed by the Partnership Agreement. The Partnership Agreement provides, among other things, that any losses of the Partnership are allocated to the partners in accordance with the partners' percentage interests, provided the allocation would not cause a negative balance in the partners' capital account. In this case, losses are allocated to those partners with positive capital account balances in proportion to such balances. If no partner has a positive capital account balance, all losses are allocated to the general partner. Net profits of the Partnership are to be allocated: first, pro rata among the partners in proportion to the amount of cumulative net losses allocated to each partner since the amendment and restatement of the Partnership Agreement, until such losses have been reduced to zero; second, pro rata among the partners in proportion to the amount that cumulative cash distributions (as defined) exceed cumulative net profits; and third, to the extent cumulative net profits exceed cumulative cash distributions, to the Partners in the same manner as distributable cash (as defined).

                  For the period June 14, 1995 through December 31, 1996, Partnership profits were allocated on a pro rata basis in accordance with the current partner percentage interests described above due to the termination of Windsor Investors limited partnership interest as of June 13, 1995.

                  As of December 1, 1995, the partners entered into an agreement which provides for the payment of additional distributions to the general partner, Valentine Wildove & Company, Inc. For 1996 and 1995, distributions made in accordance with this agreement amounted to $1,011,014 and $53,155, respectively.

                  Victor Asset Management Partners, L.L.C., VP Metropolis Services, L.L.C. and 970 Management, LLC (collectively the "Affiliates") are related to Victor Capital Group, L.P. through common ownership as members John R. Klopp and Craig M. Hatkoff each own a fifty-percent interest in all three entities. Each affiliate was organized for the purpose of providing asset management and advisory services relating to various mortgage pools and/or real estate properties. Victor Asset Management Partners, L.L.C. was organized under New York State law in 1995. VP Metropolis Services, L.L.C. was organized in 1994 in the State of New Jersey and 970 Management, LLC was organized in New York State during 1996.

                  Profits, losses and distributions relating to each affiliate are allocated to each of the owners on a pro rata basis in accordance with their ownership percentage.

                                            VICTOR CAPITAL GROUP, L.P.
                                         (A DELAWARE LIMITED PARTNERSHIP)
                                                  AND AFFILIATES

                                      NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                  ------------------------------------------

         (a)      Principles of Combination

                  The accompanying combined financial statements include the accounts of Victor Capital Group, L.P. (A Delaware Limited Partnership), Victor Asset Management Partners, L.L.C., VP Metropolis Services, L.L.C. and 970 Management LLC. All significant intercompany accounts and transactions have been eliminated.

         (b)      Revenue Recognition

                  Fees from professional advisory services are recorded as services are rendered and exclude expenses incurred on behalf of and charged to clients. Fees from mortgage placement services and asset management and advisory services are recognized when earned.

         (c)      Credit Risk and Concentrations

                  The Partnership and Affiliates have a significant amount of cash on deposit in two financial institutions.

                  In 1996, the Partnership and Affiliates conducted 30 engagements on behalf of 23 clients. Revenue earned during 1996 included approximately $2,823,000 from a multi-phase assignment on behalf of two related clients which comprised approximately 41% of the total annual revenue. In 1995, the Partnership and Affiliates conducted approximately 40 engagements on behalf of 19 clients. Revenue earned during 1995 included approximately $1,174,000 from one client, which comprised approximately 20% of revenues earned during the year ended December 31, 1995. In 1994, the Partnership and Affiliates conducted approximately 26 engagements on behalf of 16 clients. Revenue earned during the year ended December 31, 1994 included approximately $3,115,000 from two clients and accounted for approximately 60% of annual revenues earned.

         (d)      Investment in Available for Sale Securities

                  As of December 31, 1996 and 1995, respectively, investment in available for sale securities are stated at their market values.

         (e)      Investment in Unregistered Securities

                  During 1995, the Partnership received cash and unregistered securities in connection with an engagement to provide financial advisory services. At the time the services were rendered the fair market value of the securities was determined to be $124,250. The combined financial statements for 1995 reflect this amount as investment in unregistered securities and fees earned. During 1996, pursuant to a plan of merger between the issuer of the unregistered securities and other parties, the securities were surrendered in exchange for cash of $386,835 resulting in a gain of $262,585.



         (continued)

                                            VICTOR CAPITAL GROUP, L.P.
                                         (A DELAWARE LIMITED PARTNERSHIP)
                                                  AND AFFILIATES

                                      NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
                  ------------------------------------------

         (e)      Investment in Unregistered Securities (continued)

                  In 1996, the Partnership also received unregistered securities and cash in exchange for services rendered. These securities were unrelated to those received in 1995. All of the shares received by the Partnership were distributed simultaneously to the partners. The fair market value of these securities was determined to be $750,000 and accordingly, the combined financial statements for 1996 reflect this amount as distributions to partners and fee income.

         (f)      Income Taxes

                  The Partnership and its Affiliates are not subject to federal or state income taxes. No provision has been made in the accompanying combined financial statements for such taxes, which may be payable by the individual partners. The Partnership and certain Affiliates are subject to New York City Unincorporated Business taxes which taxes are reflected in local business taxes on the combined statements of income.

         (g)      Property and Equipment

                  Property and equipment are stated at cost and are being depreciated under the straight-line method over the estimated useful lives of the assets, which range from 5 to 7 years.

         (h)      Cash Equivalents

                  All liquid assets with a maturity of three months or less are considered cash equivalents.

         (i)      Accounts receivable

                  The entities have written off all accounts deemed to be uncollectible at December 31, 1996 and 1995 and do not anticipate any additional losses.

         (j)      Deferred Costs

                  As of December 31, 1996, the Partnership was involved in negotiations relating to a new business venture. During 1996 the Partnership capitalized $106,110 of various professional and consulting expenses relating to the venture. As of December 31, 1996, these costs remain unamortized.

         (k)      Use of Estimates in Financial Statement Presentation

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at December 31, 1996 and 1995, and the reported amounts of income and expenses during the three years ended December 31, 1996. Actual results could differ from those estimates.

                                            VICTOR CAPITAL GROUP, L.P.
                                         (A DELAWARE LIMITED PARTNERSHIP)
                                                  AND AFFILIATES

                                      NOTES TO COMBINED FINANCIAL STATEMENTS



NOTE 3 -          PROPERTY AND EQUIPMENT
                  ----------------------

                  Property and equipment - at cost, consists of the following at December 31, 1996 and 1995:

                                                     December 31
                                         --------------------------------------

                                          1996                       1995

    Furniture and fixtures              $  80,328                   $  79,630
    Office, telephone and
      computer equipment                  236,961                     211,424
                                        ---------                   ---------

             Total                        317,289                     291,054

    Less, accumulated depreciation      (227,218)                   (183,214)
                                        ---------                   ---------

                                        $  90,071                    $107,840
                                        =========                    ========


NOTE 4 -          DUE FROM PARTNER
                  ----------------

                  Due from partner represents amounts due from Valentine Wildove & Company, Inc. relating to short term non interest bearing advances made by the Partnership.


NOTE 5 -          BONUSES PAYABLE - DISCRETIONARY
                  -------------------------------

                  Bonuses payable as of December 31, 1996 and 1995 represent additional year end compensation for Partnership employees. These amounts were determined by the management of the Partnership and were authorized at management's discretion.


NOTE 6 -          NOTE PAYABLE
                  ------------

                  Pursuant to the terms of the Partnership Agreement, a $500,000 promissory note was issued on May 1, 1991 to Windsor Investors in settlement of a reduction in its ownership interest in the Partnership (see Note 1).

                  The note, which was due and payable on May 1, 2001, was considered fully repaid in June 1995, pursuant to a Stipulation of Settlement Agreement executed in the State of New York, which required the Partnership to make a $500,000 payment. Interest accrued at a rate of 11% per annum, and was due annually on May 1 for the preceding calendar

                  (continued)

                                            VICTOR CAPITAL GROUP, L.P.
                                         (A DELAWARE LIMITED PARTNERSHIP)
                                                  AND AFFILIATES

                                      NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 6 -          NOTE PAYABLE (Continued)
                  ------------

                  year. Interest payments and principal prepayments were payable only to the extent of 12.5% of net cash flow, as defined, and 100% of net cash from capital events, as defined. For 1995 and 1994, interest expense attributable to the note amounted to $30,852 and $64,459, respectively. Unpaid accrued interest had been added to the principal balance of the note in accordance with the note agreement and amounted to $181,319 as of the settlement date. At the time of extinguishment of this debt the Partnership recognized an extraordinary gain of $181,319 which is reflected in the accompanying combined financial statements.


NOTE 7 -          RELATED PARTY TRANSACTIONS
                  --------------------------

                  The Partnership is managed by its general partner, Valentine Wildove, a corporation owned entirely by John R. Klopp and Craig M. Hatkoff. In accordance with the Partnership Agreement, management fees charged by Valentine Wildove for 1996, 1995 and 1994 amounted to $860,573, $836,560 and
                  $821,000, respectively.

                  Fees earned in 1996, 1995 and 1994, respectively include $737,350, $373,523 and $28,272 from affiliates of certain partners.


NOTE 8 -          COMMITMENTS AND CONTINGENCIES
                  -----------------------------

                  The Partnership is committed under an operating lease for office space with an affiliate of Windsor Investors expiring on December 31, 1997. The lease requires annual fixed minimum lease payments, plus additional amounts for real estate taxes, operating expenses and electricity. Charges for rent for 1996, 1995 and 1994 amounted to approximately $216,000, $209,000 and $216,000, respectively.

                  Effective January 1994, the Partnership exercised its option to terminate an amended office lease with the affiliate of Windsor Investors. The amended lease provided for a rent abatement and for the forgiveness of deferred rent incurred by the Partnership under a prior lease agreement. As of the date the amended lease was terminated, the deferred rent and rent abatements were being amortized on a straight-line basis through the life of the amended lease. As of the termination date of this lease, the remaining unamortized balances relating to deferred rent and rent abatements amounted to $43,229 and $71,152, respectively, which were recognized as a reduction of rent expense in 1994.

                  (continued)

                                            VICTOR CAPITAL GROUP, L.P.
                                         (A DELAWARE LIMITED PARTNERSHIP)
                                                  AND AFFILIATES

                                      NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 8 -          COMMITMENTS AND CONTINGENCIES (Continued)
                  -----------------------------

                  The Partnership entered into an agreement to sublease a portion of its office space to a nonaffiliated company. The sublease commenced in April 1994 and terminated on April 30, 1995. The agreement provided for annual fixed rent in the amount of $54,000 payable in equal monthly installments plus additional monthly charges for certain services provided by the sublessor. Sublease income earned by the Partnership for 1995 and 1994 amounted to $24,030 and $41,167, respectively.

                  VP Metropolis Services, L.L.C. manages and administers an asset portfolio in which certain partners of the Partnership have less than a 1% collective interest. As part of its fee arrangement, VP Metropolis Services, L.L.C. is entitled to a resolution fee which is contingent upon the occurrence of specified events as defined in the agreement. Management contends that the possibility of the occurrence of the specified events is more likely not to occur based upon their knowledge of the asset portfolio and its history and accordingly have not recognized these fees, $11,450 in 1996, $311,000 in 1995 and $37,000 in 1994, as income.

                  Management is committed to a key employee, which will allow the individual to share in a percentage of certain future contingent revenues that the Partnership may earn upon the successful outcome of certain specified projects.

                  As of December 31, 1996, the Partnership has guaranteed to an employee a minimum bonus amounting to $100,000 relating to the 1997 calendar year.


NOTE 9 -          EMPLOYEE PENSION PLAN
                  ---------------------

                  The Partnership maintains a Salary Reduction Simplified Employee Pension Plan (SARSEP) which is considered a qualified defined contribution plan under Section 408 of the Internal Revenue Code. The plan was adopted during 1995 and is available to all employees of the Partnership who meet certain defined eligibility requirements. Contributions to the plan are made entirely by the employees through annual salary reductions. Employee contributions for each participating employee in the plan are limited to a percentage of annual compensation paid by the Partnership not to exceed $9,500 for tax year 1996. For the years ended December 31, 1996 and 1995 respectively, the Partnership did not incur any administrative costs directly associated with the plan.

                                                                         ANNEX A




























                       PREFERRED SHARE PURCHASE AGREEMENT

                          dated as of April ___ , 1997

                                 by and between

                    California Real Estate Investment Trust, a trust organized under the laws of the State of California

                                       and

                          Veqtor Finance Company, LLC,
                      a Delaware limited liability company


C/M 10397.0019 479413.1

                                                 TABLE OF CONTENTS



ARTICLE 1         DEFINITIONS...................................................................................  1

ARTICLE 2         SALE AND PURCHASE.............................................................................  5
         Section 2.1  Sale of Class A Preferred Shares..........................................................  5
         Section 2.2  Purchase Price............................................................................  5
         Section 2.3  Closing and Closing Date..................................................................  5
         Section 2.4  Conditions to Closing.....................................................................  5
         Section 2.5  Additional Closing Deliveries.............................................................  7

ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................................  8
         Section 3.1  Existence and Authority...................................................................  8
         Section 3.2  Capitalization; Consolidated Subsidiaries.................................................  8
         Section 3.3  Securities Act and Exchange Act Filings...................................................  9
         Section 3.4  No Consents, Approvals, Violations or Breaches............................................  9
         Section 3.5  Taxes.....................................................................................  9
         Section 3.6  Financial Statements...................................................................... 10
         Section 3.7  Litigation; Legal and Governmental Proceedings and
                                Judgments; Licenses and Permits................................................. 10
         Section 3.8  Brokers................................................................................... 10
         Section 3.9  No Material Change........................................................................ 10
         Section 3.10  Compliance with Laws..................................................................... 10
         Section 3.11  Statements True and Correct.............................................................. 10
         Section 3.12  Incorporation of Certain Additional Representations
                                and Warranties by Reference..................................................... 11

ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF BUYER....................................................... 11
         Section 4.1  Existence and Authority of Buyer.......................................................... 11
         Section 4.2  Investment Intent......................................................................... 11
         Section 4.3  No Consents, Approvals, Violations or Breaches............................................ 12
         Section 4.4  Brokers................................................................................... 12

ARTICLE 5         COVENANTS OF THE COMPANY...................................................................... 12
         Section 5.1  Operations in Ordinary Course............................................................. 12
         Section 5.2  Conditions to Closing..................................................................... 13
         Section 5.3  Shareholder Approval...................................................................... 13
         Section 5.4  Investigations............................................................................ 13

ARTICLE 6         COVENANTS OF BUYER............................................................................ 13
         Section 6.1  Conditions to Closing..................................................................... 13
         Section 6.2  Bank Holding Company Restrictions......................................................... 13

ARTICLE 7         REGISTRATION RIGHTS........................................................................... 14
         Section 7.1  Registration Rights....................................................................... 14


                                                      A-i
C/M 10397.0019 479413.1




ARTICLE 8         FURTHER AGREEMENTS............................................................................ 18
         Section 8.1  Further Assurances........................................................................ 18
         Section 8.2  Restrictions on Certain Amendments to Amended and Restated Declaration
                                of Trust; Restrictions on Certain Equity Issuances.............................. 18
         Section 8.3  Costs and Expenses........................................................................ 18
         Section 8.4  Buyer's Access to Records................................................................. 18
         Section 8.5  Home Office Payment....................................................................... 18
         Section 8.6  Confidentiality........................................................................... 19
         Section 8.7  SEC Filings and Press Releases............................................................ 19
         Section 8.8  Limitation Upon Incurrence of Indebtedness................................................ 19

ARTICLE 9         MISCELLANEOUS................................................................................. 19
         Section 9.1  Survival of Representations, Warranties and Covenants..................................... 19
         Section 9.2  Assignment; Transfer of Interests......................................................... 20
         Section 9.3  Notices................................................................................... 20
         Section 9.4  Entire Agreement.......................................................................... 21
         Section 9.5  No Waiver................................................................................. 22
         Section 9.6  Governing Law............................................................................. 22
         Section 9.7  Counterparts.............................................................................. 22
         Section 9.8  Public Announcements...................................................................... 22
         Section 9.9  Availability of Equitable Remedies........................................................ 22
         Section 9.10  Construction............................................................................. 22
         Section 9.11  Arbitration.............................................................................. 22

EXHIBITS

         Exhibit A              Certificate of Designation for the Class A Preferred Shares and Class B
                                Preferred Shares
         Exhibit B              Form of Amended and Restated Declaration of Trust
         Exhibit C              Form of Press Release
         Exhibit D              Form of Opinion of Greenberg Glusker Fields Claman Machtinger LLP
         Exhibit E              Form of Opinion of Battle Fowler LLP



DISCLOSURE SCHEDULES

         Schedule 3.2               Capital Stock
         Schedule 3.7               Litigation

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                  PREFERRED SHARE PURCHASE AGREEMENT ("Agreement"), dated as of
April, 1997, by and between CALIFORNIA REAL ESTATE INVESTMENT TRUST, a trust organized under the laws of the State of California (the "Company"), and VEQTOR FINANCE COMPANY, LLC, a Delaware limited liability company ("Buyer").


                              Preliminary Statement

                  The Company desires to sell, and Buyer desires to purchase at the Closing (as defined below), pursuant to the terms and conditions set forth in this Agreement, an aggregate of up to 12,639,405 shares, and no less than 11,895,911 shares, of the Company's Class A 9.5% Cumulative Convertible Preferred Shares of Beneficial Interests, $1.00 par value (the "Class A Preferred Shares").

                  NOW, THEREFORE, in consideration of the mutual promises set forth herein, the Company agrees with Buyer as follows:


                                    ARTICLE 1

                                   DEFINITIONS

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

                  "Agreement" means this Preferred Share Purchase Agreement and the Exhibits attached hereto and Disclosure Schedules delivered in connection herewith.

                  "Amended and Restated Declaration of Trust" means the Amended and Restated Declaration of Trust of the Company as set forth in Exhibit B hereto.

                  "Bank Holding Company" has the meaning set forth in Section 6.2(a).

                  "Business Day" means a day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

                  "Buyer" means Veqtor Finance Company, LLC, a Delaware limited liability company.

                  "Capital Shares" means any and all shares, rights, warrants or options to purchase shares, securities convertible into or exchangeable or exercisable for shares and participations in or other equivalents of or interests (other than security interests) in shares of beneficial interest in the Company, however designated and whether voting or non-voting.

                  "Certificate of Designation" means the Certificate of Designation, Preferences and Rights of the Class A 9.5% Cumulative Convertible Preferred Shares and the Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares as set forth in Exhibit A hereto.

C/M 10397.0019 479413.1

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                  "Class A Common Shares" means the Company's Class A Common
Shares of Beneficial Interests, $1.00 par value, having the designations and rights, qualifications, limitations and restrictions set forth in the Amended and Restated Declaration of Trust.

                  "Class A Preferred Shares" means the Company's Class A 9.5% Cumulative Convertible Preferred Shares of Beneficial Interest, having the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designation.

                  "Class B Common Shares" means the Company's Class B Non-Voting Common Shares of Beneficial Interests, $1.00 par value, having the designations and rights, qualifications, limitations and restrictions set forth in the Amended and Restated Declaration of Trust.

                  "Class B Preferred Shares" means the Company's Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares of Beneficial Interest, having the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designation.

                  "Closing" has the meaning set forth in Section 2.3.

                  "Closing Date" has the meaning set forth in Section 2.3.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Common Shares" means, collectively, the Class A Common Shares and Class B Common Shares.

                  "Company" means California Real Estate Investment Trust, a trust organized under the laws of the State of California.

                  "Consolidated Subsidiaries" means, as of any date, all Persons included as of such date in the consolidated financial statements of the Company.

                  "control" including, with correlative meanings, the terms "controlled by" and "under common control with," means, as to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Persons, whether through the ownership of voting securities, by contract or otherwise.

                  "D/E Ratio" means, as of the date of determination, the ratio of (i) total Indebtedness of the Company as reflected on the Company's last regularly prepared balance sheet to (ii) the excess of total assets over total liabilities of the Company, as reflected on the Company's last regularly prepared balance sheet, in each case determined in accordance with GAAP and after giving effect to the incurrence of any proposed Indebtedness and the application of proceeds of such Indebtedness.

                  "Disclosure Schedules" means the disclosure schedules referred to in Article 3 hereof and delivered in connection with the execution of this Agreement.


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                 "Equity Securities" means, with respect to any Person, any of the following securities:

                 (i) shares of any class of Capital Shares of such Person, and securities similar thereto;

                 (ii) securities that, by their terms, participate in the revenues, gross income, operating income, net income or any other income or cash flow of such Person or in the appreciation in any asset or assets owned by such Person; and

                 (iii) securities convertible into, exchangeable for or exercisable for any of the foregoing;

but shall not include debt securities of such Person that do not fall into any of the categories described in clauses (i) through (iii) above.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, results of operations and changes in financial position of any Person, except that any accounting principle or practice required to be changed by such Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards) in order to continue as a generally accepted accounting principle or practice may be so changed. In the event of a change in GAAP, the Company and Buyer will thereafter negotiate in good faith to revise any covenants of this Agreement affected thereby in order to make such covenants consistent with GAAP then in effect.

                  "Incur" means to issue, assume, guarantee, incur or otherwise become liable for.

                  "Indebtedness" means, with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting capitalized lease obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business) and (v) which are secured by any Lien on any property or asset of such first referred to Person.

                 "Indemnified Party" has the meaning set forth in Section
9.1(c).

                 "Indemnifying Party" has the meaning set forth in Section
9.1(c).

                  "Junior Shares" means Common Shares and any other class or series of Capital Shares of the Company now or hereafter authorized, issued or outstanding which is subject, under the terms of the Company's Amended and Restated Declaration of Trust (including any certificate of designation adopted thereunder relating to any class or series of preferred shares), to the following restrictions and limitations:


                                       A-3
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                  (a)      no dividend or distribution can be declared or paid
                           on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Preferred Shares shall have been paid in full;

                  (b) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, the amount specified in section 4 of the Certificate of Designation, before any payment shall be made or any assets distributed to the holders of such other class or series of Capital Shares of the Company, and

                  (c) shares of such class or series are not required to be redeemed under any circumstances, either at the option of the Company or of any holder thereof, unless all of the outstanding Preferred Shares have theretofore been redeemed or converted.

                  "Lien" means any lien, mortgage, deed of trust, pledge, charge or other encumbrance of any kind, including, without limitation, any conditional sale or other title retention agreement and any lease in the nature thereof.

                  "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

                  "Preferred Shares" shall mean, collectively, the Class A Preferred Shares and the Class B Preferred Shares.

                  "Proxy Statement" has the meaning set forth in Section 3.11.

                  "Purchase Price" has the meaning set forth in Section 2.2.

                  "Securities Act" means the Securities Act of 1933, as amended.

                 "Shareholders' Meeting" shall have the meaning set forth in
Section 3.11.

                  "Taxes" has the meaning set forth in Section 3.5.

                  "Transactions" means the transactions contemplated by this Agreement including, but not by way of limitation, (i) the sale of the Class A Preferred Shares to Buyer, (ii) the adoption by the Company's shareholders of the Amended and Restated Declaration of Trust and (iii) the adoption of the Certificate of Designation.



                                                      A-4
C/M 10397.0019 479413.1

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                                    ARTICLE 2

                                SALE AND PURCHASE

                  Section 2.1 Sale of Class A Preferred Shares. On the terms and subject to the conditions of this Agreement, and in reliance upon the representations and warranties contained herein, at the Closing the Company shall sell or cause to be sold to Buyer, and Buyer shall purchase from the Company for the consideration specified in Section 2.2, up to Twelve Million Six Hundred Thirty Nine Thousand Four Hundred Five (12,639,405) and no less than Eleven Million Eight Hundred Ninety Five Thousand Nine Hundred Eleven (11,895,911) Class A Preferred Shares.

                  Section 2.2 Purchase Price. The aggregate purchase price for the Class A Preferred Shares (the "Purchase Price") shall be no more than Thirty Four Million Dollars ($34,000,000) and no less than Thirty Two Million Dollars ($32,000,000), based upon a per share purchase price of $2.69.

                  Section 2.3 Closing and Closing Date. The closing of the sale and purchase of the Class A Preferred Shares (the "Closing") will take place in a mutually acceptable manner and on a mutually acceptable day and place (the "Closing Date"), which shall be as soon as reasonably practicable and no later than two Business Days after the Shareholders' Meeting. Prior to the Closing Date, Buyer shall advise the Company in writing of the number of Class A Preferred Shares to be purchased pursuant to Section 2.1 and shall confirm the Purchase Price therefor, calculated as provided in Section 2.2. At the Closing, the Company shall deliver to Buyer, free and clear of any lien, charge, encumbrance or expense (including, without limitation, any tax or other fee payable in connection with such issuance), a certificate or certificates representing the Class A Preferred Shares, with appropriate legends, against payment of the Purchase Price therefor. Buyer shall pay the Purchase Price to the Company by wire transfer of immediately available funds.

                 Section 2.4 Conditions to Closing. (a) The obligation of Buyer to close the transactions contemplated hereunder is subject to the satisfaction on or prior to the Closing Date of the following conditions:

                             (i) No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (A) preventing the consummation of the closing of the transactions contemplated by this Agreement or (B) which is reasonably likely to materially adversely affect the business, properties or assets of the Company or the transactions contemplated by this Agreement, shall be in effect, and no claim, suit or action shall have been asserted challenging the consummation of the Transactions which remains outstanding.

                            (ii) Each of the terms, covenants and conditions of this Agreement to be complied with and performed by the Company on or prior to the Closing Date shall have been duly complied with and performed in all material respects, or the Buyer shall have waived such compliance or performance, and all documents to be delivered or actions to be taken by the Company pursuant to Section 2.5 shall have been delivered or performed.

                           (iii) Each of the representations and warranties made by the Company herein shall be true and correct as of the date hereof and as of the Closing Date (unless such

                                       A-5
C/M 10397.0019 479413.1
         representation and warranty is made as of a specific date and then shall be true and correct as of such date) with the same force and effect as though such representations and warranties had been made as of the Closing Date.

                            (iv) Buyer shall have obtained financing on terms and in an amount reasonably acceptable to Buyer and determined by Buyer to be reasonably adequate to permit the consummation by Buyer of the transactions contemplated hereby.

                             (v) The shareholders of the Company shall have approved the adoption of the Amended and Restated Declaration of Trust and the issuance of the Class A Preferred Shares as contemplated hereby, in each case as required by applicable law, at a duly called Shareholders' Meeting.

                            (vi) The form and substance of all instruments and documents required to be delivered pursuant to this Agreement by the Company shall be reasonably satisfactory in all respects to Buyer.

                  (b) The obligation of the Company to close the transactions contemplated hereunder is subject to the satisfaction on or prior to the Closing Date of the following conditions:

                             (i) No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (A) preventing the consummation of the closing of the transactions contemplated by this Agreement or (B) which is reasonably likely to materially adversely affect the business, properties or assets of the Company or the transactions contemplated by this Agreement, shall be in effect, and no claim, suit or action shall have been asserted challenging the consummation of the Transactions which remains outstanding.

                            (ii) Each of the terms, covenants and conditions of this Agreement to be complied with and performed by Buyer on or prior to the Closing Date shall have been duly complied with and performed in all material respects, or the Company shall have waived such compliance or performance, and all documents to be delivered or actions to be taken by Buyer pursuant to Section 2.5 shall have been delivered or performed.

                           (iii) Each of the representations and warranties made by the Company herein shall be true and correct as of the date hereof and as of the Closing Date (unless such representation and warranty is made as of a specific date and then shall be true and correct as of such date) with the same force and effect as though such representations and warranties had been made as of the Closing Date.

                            (iv) The shareholders of the Company shall have approved the adoption of the Amended and Restated Declaration of Trust and the issuance of the Class A Preferred Shares as contemplated hereby, in each case as required by applicable law, at a duly called Shareholders' Meeting.

                             (v) The form and substance of all instruments and documents required to be delivered pursuant to this Agreement by Buyer shall be reasonably satisfactory in all respects to the Company.

                                                      A-6
C/M 10397.0019 479413.1

                  Section 2.5 Additional Closing Deliveries. (a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to Buyer the documents listed below, in form and substance satisfactory to Buyer:

                             (i) the Amended and Restated Declaration of Trust of the Company and the Certificate of Designation, each certified as of the Closing Date by the Company's secretary or assistant secretary;

                            (ii) resolutions of the Board of Trustees of the Company approving and authorizing this Agreement and the transactions contemplated hereby, including the approval of the Certificate of Designation, each certified as of the Closing Date by the Company's secretary or assistant secretary as being in full force and effect without modification or amendment;

                           (iii) resolutions of the shareholders of the Company approving and authorizing the adoption of the Amended and Restated Declaration of Trust and the issuance of the Class A Preferred Shares as contemplated hereby, certified as of the Closing Date by the Company's secretary or assistant secretary as being in full force and effect without modification or amendment;

                            (iv) signature and incumbency certificates of the officers of the Company executing this Agreement and any other documents executed and delivered in connection herewith;

                              (v) opinions of Greenberg Glusker Fields Claman Machtinger LLP, counsel to the Company, in the form of Exhibit D; and

                              (vi) wire transfer instructions with respect to the payment of the Purchase Price.

                  (b) On or prior to the Closing Date, Buyer shall deliver or cause to be delivered to the Company the documents listed below, in form and substance satisfactory to the Company:

                             (i) copies of the certificate of formation of Buyer together with a good standing certificate from the state of its formation, dated as of a recent date prior to the Closing Date and certified by the Secretary of State or other authorized governmental entity;

                            (ii) signature and incumbency certificates of the officers executing this Agreement on behalf of Buyer and any other documents executed and delivered in connection herewith; and

                           (iii) opinions of Battle Fowler LLP, counsel to Buyer, in the form of Exhibit E.

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                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

                  The Company represents and warrants to Buyer as follows:

                  Section 3.1 Existence and Authority. (a) The Company is a trust duly formed, validly existing and in good standing under the laws of the State of California. The Company has full trust power and authority to enter into this Agreement and, subject to the approval of the shareholders contemplated by Section 2.4(a)(v), to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary proceedings on the part of the Company (other than the approval of the shareholders contemplated by Section 2.4(a)(v)), and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

                  (b) The Company has full trust power to carry on the business in which it is currently engaged, and to own and use the properties owned and used by it. The Company is duly qualified or licensed to do business as a foreign trust and is in good standing in the jurisdictions in which the failure to so qualify is reasonably likely to materially adversely affect the business, properties or assets of the Company and the Consolidated Subsidiaries, taken as a whole.

                  Section 3.2 Capitalization; Consolidated Subsidiaries. (a) The authorized Capital Shares of the Company is unlimited and may consist of common shares of beneficial interest and preferred shares of beneficial interest. As of December 31, 1996, 9,156,970 shares of beneficial interest designated as common shares of beneficial interests of the Company, $1.00 par value, and no shares of beneficial interest designated as preferred shares were issued and outstanding and no shares were held in treasury. Since December 31, 1996, except as contemplated by the Amended and Restated Declaration of Trust and the Certificate of Designation, there has been no change in the authorized, issued or outstanding Capital Shares of the Company and no shares have been redeemed or converted into treasury shares. All of the issued and outstanding common shares of beneficial interests of the Company, $1.00 par value, have been, and upon its issuance as provided herein the Class A Preferred Shares shall be, duly authorized, validly issued, fully paid and nonassessable. There are no preemptive rights that have not been waived or terminated with respect to the issuance of the Class A Preferred Shares and any Class B Preferred Shares or Common Shares issuable upon the conversion or exercise of the Class A Preferred Shares. Except as set forth on Schedule 3.2 of the Disclosure Schedules, there were no outstanding or authorized options, warrants, rights, contracts, rights to subscribe, conversion rights or other agreements or commitments to which the Company was a party or which were binding upon the Company as of December 31, 1996 providing for the issuance or acquisition of any of the Company's Capital Shares and, except as contemplated by the Certificate of Designation, no options, warrants, rights, contracts, rights to subscribe, conversion rights or other such agreements or commitments have been issued since December 31, 1996. Except as set forth on Schedule 3.2 of the Disclosure Schedules, there are no outstanding or authorized share appreciation, phantom share or similar rights with respect to the Company.

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                  (b) Schedule 3.2 of the Disclosure Schedules lists each of the
Consolidated Subsidiaries. Except as set forth on Schedule 3.2 of the Disclosure Schedules, the Company does not, directly or indirectly, own or control or have any capital, equity, partnership, participation or other interest in any Person.

                  Section 3.3 Securities Act and Exchange Act Filings. Since December 31, 1995, the Trust has filed all documents required to be filed by it pursuant to the Securities Act and the Exchange Act and each such document when filed complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act. Such documents taken together with all information in this Agreement and all press releases issued since December 31, 1995, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

                  Section 3.4 No Consents, Approvals, Violations or Breaches. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof, applicable to the Company or any Consolidated Subsidiary other than the Proxy Statement, a listing application with the New York Stock Exchange with respect to the Class A Common Shares issuable upon the conversion of the Class B Common Shares and the Preferred Shares, and any action required to be taken by Buyer, (ii) violate any provision of the declaration of trust of the Company or any constituent document of any Consolidated Subsidiary, subject to the approval of the shareholders contemplated by Section 2.4(a)(v),
(iii) assuming no violation on the part of Buyer, violate any statute, law, ordinance, rule or regulation of the United States, any state or any political subdivision thereof, or any judgment, order, writ, decree or injunction applicable to the Company or any Consolidated Subsidiary or any of their properties or assets or (iv) assuming no violation on the part of Buyer, violate, conflict with, or result in a material breach of any provisions of, or constitute a material default (or any event which, with or without due notice or lapse of time, or both, would constitute a material default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which either the Company or any Consolidated Subsidiary is a party or by which any thereof or any of their respective properties or assets may be bound. Neither the Company nor any Consolidated Subsidiary is (x) in violation of, or default under, any terms or provisions of its constituent documents or (y) to the Company's knowledge, in violation of, or default under, any Lien, mortgage, lease, indenture, agreement, instrument, order, judgment, decree or law to which it is a party or by which it or any of its properties or assets is bound or subject.

                  Section 3.5 Taxes. (a) The Company has timely filed all federal, state, local and foreign tax returns and reports required to be filed by or with respect to the Company in respect of all taxes, assessments or other governmental charges, including, without limitation, income, estimated income, business, occupation, franchise, gross income, gross receipts, alternative minimum, property, sales, transfer, gains, value-added, use, ad valorem, intangibles, document, employment, commercial rent or withholding taxes, including interest, penalties and additions in connection therewith ("Taxes"). The returns and information filed with respect to any Taxes are accurate in all material respects.

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                  (b) All Taxes for which the Company is or may be liable
(whether disputed, incurred or which may be incurred) in respect of periods or portions thereof ending on or before the Closing Date shall have been paid to the proper taxing authority or an adequate reserve (in conformity with GAAP) established therefor, and the Company does not have any material liability for Taxes in excess of the amounts so paid or reserved. All Taxes that the Company has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid by the Company to the proper taxing authority.

                  Section 3.6 Financial Statements. The Company has delivered to Buyer copies of the audited consolidated balance sheets of the Company as of December 31, 1996, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the fiscal year ended such date, certified by Coopers & Lybrand L.L.P., independent certified public accountants. Such financial statements and balance sheets fairly represent the financial condition of the Company and its consolidated subsidiaries as of such date, and have been prepared in accordance with GAAP applied on a basis consistent with that of prior periods.

                  Section 3.7 Litigation; Legal and Governmental Proceedings and Judgments; Licenses and Permits. (a) Except as set forth in Schedule 3.7 of the Disclosure Schedules, (i) there is no claim, suit, action or legal, administrative, arbitration or other proceeding or governmental investigation pending, or to the knowledge of the Company threatened, against the Company or any Consolidated Subsidiary, (ii) to the knowledge of the Company, neither the Company nor any employee of the Company or any of the Consolidated Subsidiaries is a target or subject of any pending or threatened criminal investigation or proceeding and (iii) neither the Company nor any of the Consolidated Subsidiaries is the subject of any order, judgment, stipulation or decree, which has not been subsequently reversed, suspended or vacated.

                  (b) The Company and each of the Consolidated Subsidiaries have all material licenses, permits and similar authorizations from all federal, state and local and all foreign authorities which are required in connection with their businesses.

                  Section 3.8 Brokers. None of the Company, any Consolidated Subsidiary or any of their Affiliates has engaged any broker in connection with the transactions contemplated by this Agreement and no Person acting on behalf of the Company or any Consolidated Subsidiary or any of their Affiliates is or will be entitled to any brokerage fee, commission, finder's fee or financial advisory fee, directly or indirectly, from the Company or any Consolidated Subsidiary or any of their Affiliates in connection with the transactions contemplated by this Agreement.

                  Section 3.9 No Material Change. Since December 31, 1996, and except as otherwise disclosed in a filing under the Securities Act, the Exchange Act, a press release or in this Agreement, there has not been any material adverse change in the financial position, operations, assets, liabilities or the business of the Company and the Consolidated Subsidiaries taken as a whole.

                  Section 3.10 Compliance with Laws. The Company and each Consolidated Subsidiary is in substantial compliance with, and has conducted its business in all material respects so as to comply with, all applicable laws and regulations.

                  Section 3.11 Statements True and Correct. None of the information concerning the Company and its Subsidiaries set forth in the proxy statement (the "Proxy Statement") to be used by

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



the Company to solicit any required approval of its shareholders as contemplated by this Agreement will, when it is first mailed to the shareholders of the Company, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements are made, not misleading, or, at the time of the meetings of the shareholders of the Company to be held pursuant to Section 5.3, including any adjournments thereof (the "Shareholders' Meeting"), be false or misleading with respect to any material fact or omit to state any material fact necessary to correct any statement or remedy any omission in any earlier communication with respect to the solicitation of any proxy for the Shareholders' Meeting. All documents that the Company is responsible for filing with any regulatory authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable law, including applicable provisions of the securities laws.

                  Section 3.12 Incorporation of Certain Additional Representations and Warranties by Reference. Subsequent to the date hereof, it is anticipated that Buyer may be required to make certain customary representations and warranties with respect to the Company to investors in Buyer. All such representations and warranties relating to the Company, its business, assets, liabilities or prospects shall be deemed to be incorporated herein by reference as if set forth in full herein as additional representations and warranties made by the Company to Buyer hereunder. Buyer will promptly provide the Company with a copy of such representations and warranties and, if requested by Buyer, the Company will execute and deliver such further instruments as may be necessary or appropriate to reflect the Company's making such additional representations and warranties to Buyer.


                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer represents and warrants to the Company as follows:

                  Section 4.1 Existence and Authority of Buyer. Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has full limited liability company power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary proceedings on the part of Buyer, and this Agreement constitutes the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

                  Section 4.2 Investment Intent. The Class A Preferred Shares, and the Class B Preferred Shares and Common Shares underlying the Class A Preferred Shares, will be held by Buyer for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act, nor with any present intention of distributing or selling the same. Buyer acknowledges that the certificates evidencing the Class A Preferred Shares, and the Class B Preferred Shares and Common Shares to be issued upon conversion or exercise of the Class A Preferred Shares, contain or will contain customary legends the Company

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may apply, and that neither the Class A Preferred Shares, nor the Class B
Preferred and the Common Shares underlying the Class A Preferred Shares, has been registered under the Securities Act or any applicable state securities laws, and that the Class A Preferred Shares, Class B Preferred Shares and Common Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act or any applicable state securities laws, except pursuant to an applicable exemption.

                  Section 4.3 No Consents, Approvals, Violations or Breaches. Neither the execution and delivery of this Agreement by Buyer, nor the consummation by Buyer of the transactions contemplated hereby, will (i) require any consent, approval, authorization or permit of, or filing, registration or qualification with or notification to, any governmental or regulatory authority under any law of the United States, any state or any political subdivision thereof applicable to Buyer other than any action required to be taken by the Company, (ii) violate any provision of the certificate of formation or operating agreement of Buyer, (iii) assuming no violations on the part of the Company, violate any statute, law, ordinance, rule or regulation of the United States, any state or any political subdivision thereof, or any judgment, order, writ, decree or injunction applicable to Buyer or any of its properties or assets, the violation of which would have a material adverse effect upon Buyer or (iv) assuming no violation on the part of the Company, violate, conflict with, or result in a breach of any provisions of, or constitute a default (or any event which, with or without due notice or lapse of time, or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound which would have a material adverse effect upon Buyer.

                  Section 4.4 Brokers. Neither Buyer nor any of its Affiliates has engaged any broker in connection with the transactions contemplated by this Agreement and no Person acting on behalf of Buyer is or will be entitled to any brokerage fee, commission, finder's fee or financial advisory fee, directly or indirectly, from Buyer or any of its Affiliates in connection with the transactions contemplated by this Agreement.


                                    ARTICLE 5

                            COVENANTS OF THE COMPANY

                  During the period from the date hereof to the Closing Date, the Company covenants and agrees as follows:

                   Section 5.1 Operations in Ordinary Course. The Company covenants and agrees that the Company shall not

                   (i) conduct its business and operations in such a manner as to impair its ability to consummate the Transactions,

                   (ii) engage in any transaction, take any action or omit to take any action, which could reasonably be expected to impair its ability to consummate the Transactions,


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                   (iii) declare or pay any dividend or make any distribution on any shares of beneficial interests in the Company, or

                   (iv) subdivide or reclassify any shares of beneficial interests in the Company, or combine any shares of beneficial interests in the Company.

                  Section 5.2 Conditions to Closing. The Company shall use its reasonable best efforts to satisfy, as expeditiously as reasonably possible, all of the conditions to the obligations of the Company hereunder within the Company's control, including obtaining all consents, approvals and agreements which are required in order to consummate the transactions contemplated hereby.

                  Section 5.3 Shareholder Approval. The Company has filed the Proxy Statement in preliminary form with the appropriate federal and state governmental authorities prior to the date of this Agreement and shall use its reasonable best efforts to have such Proxy Statement approved by such federal and state governmental authorities and mailed to the Company shareholders as soon practicable. The Company shall call a meeting of its shareholders to be held as soon as practicable for the purpose of voting upon the adoption of the Amended and Restated Declaration of Trust and the issuance of the Class A Preferred Shares as contemplated hereby at a duly called Shareholders' Meeting. The Board of Trustees of the Company shall submit for approval of its shareholders the matters to be voted upon at the Shareholders' Meeting, and shall, subject to the exercise of its fiduciary obligations, recommend approval of such matters and use its reasonable best efforts (including, without limitation, soliciting proxies for such approvals) to obtain such shareholder approvals.

                  Section 5.4 Investigations. The Company shall permit Buyer and its agents to inspect the properties, assets, operations, books and records of the Company at reasonable times and upon reasonable notice; provided, however, that any such inspection shall be conducted in such manner at such times and upon such notice as is reasonably acceptable to the Company. In addition, the Company shall furnish Buyer and its agents with copies of such documents and records with respect to the Company, its properties, assets, operations, books and records as Buyer shall from time to time reasonably request.


                                    ARTICLE 6

                               COVENANTS OF BUYER

                  Section 6.1 Conditions to Closing. Buyer shall use its reasonable best efforts to satisfy, as expeditiously as reasonably possible, all of the conditions to the obligations of Buyer hereunder within Buyer's control, including obtaining all consents, approvals and agreements which are required in order to consummate the transactions contemplated hereby.

                  Section 6.2 Bank Holding Company Restrictions. (a) Buyer represents that it is not a bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended) nor an affiliate (as defined in Section 1841(k) of the Bank Holding Company Act of 1956, as amended) of any bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended) (collectively, a "Bank Holding Company").


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                  (b) Buyer shall not transfer Class A Preferred Shares or Class
A Common Shares to any Bank Holding Company, unless, after giving effect to such transfer, such Bank Holding Company would own no more than 4.9% of any class of voting securities of the Company.

                  (c) Buyer understands and agrees that the Class B Preferred Shares and the Class B Common Shares may be transferred by a Bank Holding Company only in accordance with applicable federal and state securities laws and in a widely dispersed offering in which no more than 2% of the outstanding Class B Common Shares and Capital Shares convertible into Class B Common Shares are transferred to any one holder, in which circumstance the transferee will be permitted to convert such Class B Common Shares into Class A Common Shares, and Class B Preferred Shares into Class A Preferred Shares.

                  (d) Buyer agrees that substantially the following legend shall be placed on the certificates representing any Class B Preferred Shares and Class B Common Shares:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE LIMITATIONS UPON TRANSFER AND CONVERSION CONTAINED IN THE CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE CLASS B 9.5% CUMULATIVE CONVERTIBLE NON-VOTING PREFERRED SHARES OF BENEFICIAL INTERESTS AND THE BY-LAWS OF THE COMPANY (COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY)."


                                    ARTICLE 7

                               REGISTRATION RIGHTS

                  Section 7.1  Registration Rights.

                  (a) Demand Registration. Buyer shall have the right to request that the Company prepare and file up to three registration statements under the Securities Act covering all or any portion of the Common Shares and Preferred Shares held from time to time by Buyer, as well as the Common Shares into which such Preferred Shares are convertible. The Company covenants and agrees with Buyer that, upon written request of Buyer made pursuant to this Section 7.1(a) (which request shall state the number of Common Shares and Preferred Shares to be so registered and the intended method of distribution thereof), the Company shall file a registration statement under the Securities Act, to the extent reasonably necessary to permit their sale or other disposition in accordance with the intended method of distribution specified in the request of Buyer.

                  (b) Incidental Registration. (i) Whenever the Company proposes to file a registration statement at any time and from time to time, it will, prior to such filing, give written notice to Buyer of its intention to do so and, upon the written request of Buyer given within twenty (20) Business Days after the Company provides such notice (which request shall state the intended method of distribution of such Common Shares and/or Preferred Shares), the Company shall use its reasonable best efforts to cause all Common Shares and/or Preferred Shares which the Company has been requested by Buyer to be included in such registration; provided that the Company shall have the

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right to postpone or withdraw any registration effected pursuant to this Section
7.1(b) without obligation to Buyer.

                            (ii) In connection with any offering under this
Section 7.1(b) involving an underwritten offering, the Company shall not be required to include any Common Shares or Preferred Shares in such underwritten offering unless the holders thereof accept the terms of the offering as agreed upon between the Company and the underwriters selected by it and execute and deliver an underwriting agreement, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Company. If in the reasonable opinion of the managing underwriter the registration of all, or part of, the Common Shares and Preferred Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwritten offering only that number of Common Shares and Preferred Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Common Shares and Preferred Shares to be included in the underwritten offering in accordance with the foregoing is less than the total number of shares which the holders of Common Shares and Preferred Shares have requested to be included, then the holders of Common Shares and Preferred Shares who have requested registration and other holders of Common Shares and Preferred Shares entitled to include Common Shares and Preferred Shares in such registration shall participate in the underwritten offering pro rata based upon their total ownership of Common Shares and Preferred Shares of the Company on a fully diluted basis. If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Common Shares and Preferred Shares of the Company on a fully diluted basis.

                            (c) Registration Procedures. (i) If and whenever the
Company is required by the provisions of this Agreement to effect the registration of any of the Common Shares and/or Preferred Shares under the Securities Act, the Company shall:

                   (A) file with the Commission a registration statement with respect to such Common Shares and Preferred Shares and use its best efforts to cause that registration statement to become and remain effective;

                   (B) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective for a period of not less than one hundred twenty (120) days from the effective date;

                   (C) as expeditiously as possible furnish to Buyer such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Buyer may reasonably request in order to facilitate the public sale or other disposition of the Common Shares and Preferred Shares owned by Buyer; and

                   (D) as expeditiously as possible use its best efforts to register or qualify the Common Shares and Preferred Shares covered by the registration statement under the securities or Blue Sky laws of such states as Buyer shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable Buyer to consummate the public sale or other disposition in such states of the Common Shares and Preferred Shares

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         owned by Buyer; provided, however, that the Company shall not be required in connection with this clause (D) to qualify as a foreign trust or execute a general consent to service of process in any jurisdiction.

                  (ii) If the Company has delivered preliminary or final prospectuses to Buyer and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify Buyer and, if requested, Buyer shall immediately cease making offers of Common Shares and Preferred Shares and return all prospectuses to the Company. The Company shall promptly provide Buyer with revised prospectuses and, following receipt of the revised prospectuses, Buyer shall be free to resume making offers of the Common Shares and Preferred Shares.

                  (d) Allocation of Expenses. In connection with any registration pursuant to this Section 7.1, Buyer will pay all underwriting discounts on the Common Shares and Preferred Shares registered on behalf of Buyer, selling commissions on the Common Shares and Preferred Shares registered on behalf of Buyer and the fees and expenses of Buyer's own counsel (other than the counsel selected to represent all selling investors) and other experts Buyer engages. The Company will pay all other costs and expenses of any registration under this Section 7.1.

                  (e)  Indemnification.

                              (i) In the event of any registration of any of the
Common Shares or Preferred Shares on behalf of Buyer under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Common Shares or Preferred Shares, each underwriter of such Common Shares or Preferred Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common Shares or Preferred Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                              (ii) In the event of any registration of any of
the Common Shares or Preferred Shares on behalf of Buyer under the Securities Act pursuant to this Section 7.1, Buyer will indemnify and hold harmless the Company, each of its trustees and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning

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of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such trustees and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Common Shares or Preferred Shares were registered on behalf of Buyer under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of Buyer, specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement.

                  (f) Indemnification with Respect to Underwritten Offering. In the event that Buyer's Common Shares or Preferred Shares are sold pursuant to a registration statement in an underwritten offering pursuant to Section 7.1(a) or
Section 7.1(b), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

                  (g) Information With Respect to Buyer. Buyer shall furnish to the Company such information regarding Buyer and the distribution proposed by Buyer as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 7.1.

                  (h) Rule 144 Requirements. For so long as the Company has registered a class of securities under Section 12 of the Exchange Act, the Company agrees to use reasonable best efforts to do the following:

                             (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; provided, however, that the Company may suspend its compliance with this Section 7.1(h)(i), upon written notice to Buyer, for a period specified in such written notice to Buyer of not more than 30 days during any 365 day period;

                            (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (iii) furnish to Buyer upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Securities and Exchange Commission allowing it to sell any such securities without registration.


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                                    ARTICLE 8

                               FURTHER AGREEMENTS

                  Section 8.1 Further Assurances. Each party to this Agreement shall, at the request of another party to this Agreement, at any time and from time to time following the Closing hereunder, execute and deliver or cause to be executed and delivered all such further instruments and take or cause to be taken all such further action as may be reasonably necessary or appropriate in order more effectively to sell, assign, transfer and convey to Buyer the Class A Preferred Shares and the underlying Class B Preferred Shares and Common Shares, or otherwise to confirm or carry out the provisions of this Agreement.

                  Section 8.2 Restrictions on Certain Amendments to Amended and Restated Declaration of Trust; Restrictions on Certain Equity Issuances. The Company shall not amend its Amended and Restated Declaration of Trust at any time unless (i) the Company has notified Buyer of such change no less than fifteen (15) days prior to its adoption and (ii) in the reasonable judgment of the Company's Board of Trustees, such amendment does not contravene or violate the provisions of this Agreement or the Certificate of Designation. So long as any Preferred Shares remain outstanding, the Company shall not issue any Capital Shares that are not Junior Shares, and shall not issue any Class B Preferred Shares (except upon the conversion of any Class A Preferred Shares) without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a separate class from the Common Shares.

                  Section 8.3 Costs and Expenses. The Company shall bear the costs and expenses (including, but not limited to, all compensation and expenses of counsel, financial advisors, consultants and independent accountants) incurred by the Company, Buyer, Equity Group Investments, Inc. and Victor Capital Group, L.P. in connection with the negotiation, preparation, execution, delivery and enforcement of this Agreement and the consummation of the Transactions.

                  Section 8.4  Buyer's Access to Records.

                  (a) The Company shall afford, and shall cause each of the Consolidated Subsidiaries to afford, Buyer and its authorized representatives, access during normal business hours to their respective properties, books and records, in order that they may have the opportunity to make such investigations as they shall desire to make of the affairs of the Company and each Consolidated Subsidiary. The Company shall cause its trustees, officers, employees, investment bankers, counsel, accountants and other authorized representatives to furnish such additional financial and operating data and other information as Buyer and such other persons shall from time to time reasonably request.

                  (b) Nothing in this Section 8.4 shall be construed as a limitation upon Buyer's right to receive information from the Company as a shareholder and beneficiary of the Company under California law.

                  Section 8.5 Home Office Payment. The Company agrees that the Company will make any payments to Buyer on the Common Shares, the Class A Preferred Shares and the Class B Preferred Shares by wire transfer in immediately available funds by 12:00 noon, local time at the

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location of Buyer's account, on the date of payment to such account as specified by Buyer in writing to the Company.

                  Section 8.6 Confidentiality. Except to the extent disclosure is required by law, or in response to any governmental authority, or in connection with any litigation relating to an alleged breach of this Agreement, each party shall maintain the confidentiality of all information obtained from the other party hereto other than information that is otherwise publicly available and shall use such information only for purposes reasonably related to this Agreement and the transactions contemplated hereby.

                  Section 8.7 SEC Filings and Press Releases. Promptly upon their becoming available, the Company will deliver to Buyer copies of (i) all financial statements, reports, notices and proxy statements sent or made available by the Company or any of its Consolidated Subsidiaries to their security holders, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Company or its Consolidated Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority and (iii) all press releases and other statements made available by the Company or any of its Consolidated Subsidiaries to the public concerning developments in the business of any such Person.

                  Section 8.8 Limitation Upon Incurrence of Indebtedness. So long as any Preferred Shares remain outstanding, without the prior written consent of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, the Company shall not Incur any Indebtedness if the Company's D/E Ratio would exceed 5:1.


                                    ARTICLE 9

                                  MISCELLANEOUS

                  Section 9.1 Survival of Representations, Warranties and Covenants. (a) Notwithstanding any investigation made by or on behalf of Buyer, the representations and warranties of the Company contained in this Agreement shall be continuing representations and warranties and shall survive the Closing for a period of one year thereafter. The covenants and other agreements of the Company and Buyer contained in this Agreement shall be continuing covenants and agreements and shall survive the Closing indefinitely.

                  (b) From and after the Closing Date, the Company will indemnify and hold Buyer harmless from and against, and reimburse Buyer for any damages resulting from, any and all loss, liability, damage or expense (including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements) resulting to the Company or Buyer and based upon, arising out of or otherwise in respect of any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement.

                  (c) Each party entitled to indemnification under Section 7.1(e) or this Section 9.1(c) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnified Party to assume the defense of any

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such claim or any litigation resulting therefrom; provided, that counsel for the
Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnified Party of its obligations under Section 7.1(e) or this Section
9.1(c), except to the extent that such failure to give notice prejudices the Indemnifying Party. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay the expense of one law firm for all Indemnified Parties if representation of such Indemnified Parties by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between an Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                  (d) Subsequent to the date hereof, it is anticipated that Buyer may be required to make certain customary representations and warranties with respect to the Company to investors in Buyer and, with respect to such representations and warranties, indemnify and hold such investors harmless from any breach of such representations and warranties. The terms and conditions of any indemnification with respect to such representations and warranties relating to the Company, its business, assets, liabilities or prospects shall be deemed to be incorporated herein by reference as if set forth in full herein as an additional indemnification obligation of the Company as the Indemnifying Party in favor of Buyer. Buyer will promptly provide the Company with a copy of such indemnification provisions and, if requested by Buyer, the Company will execute and deliver such further instruments as may be necessary or appropriate to reflect the Company's obligation to indemnify Buyer for any breach of such additional representations and warranties.

                  Section 9.2 Assignment; Transfer of Interests. This Agreement may be assigned by Buyer, upon written notice to the Company, to any transferee of Common Shares, Class A Preferred Shares or Class B Preferred Shares from Buyer provided that such transferee agrees to be bound by all the provisions of this Agreement. This Agreement may be assigned by the Company provided that such transferee agrees to be bound by the provisions of this Agreement and provided further that such assignment shall not relieve the Company of any of its obligations or liabilities to Buyer under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors in interest and permitted assigns.

                  Section 9.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficient if in writing and delivered by hand or sent by telecopy, or sent, postage prepaid, by registered, certified or express-mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand or telecopied, or if mailed or sent by overnight courier service, on the fifth (5) Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:


                                      A-20
C/M 10397.0019 479413.1

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                  (a)      If to Buyer to:

                           Veqtor Finance Company, LLC
                           c/o Victor Capital Group, L.P.
                           885 Third Avenue
                           New York, New York 10022
                           Attention:       John R. Klopp
                           Telecopy:        (212) 593-0316

                           with a copy to:

                           Equity Group Investments, Inc.
                           Two North Riverside Plaza, 7th Floor
                           Chicago, Illinois 60606
                           Attention:       Gary Garrabrant
                           Telecopy:        (312) 454-0157

                           and:

                           Battle Fowler LLP
                           75 East 55th Street
                           New York, New York 10022
                           Attention:  Thomas E. Kruger
                           Telecopy:   (212) 856-7815

                  (b)      If to the Company, to:

                           California Real Estate Investment Trust
                           131 Steuart Street, #200
                           San Francisco, California 94105
                           Attention:  Frank A. Morrow
                           Telecopy:   (415) 543-6269

                           with a copy to:

                           Greenberg Glusker Fields Claman Machtinger LLP 1900 Avenue of the Stars, #2100
                           Los Angeles, California 90067
                           Attention:  Paula Peters
                           Telecopy:   (310) 553-0687

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein.

                   Section 9.4 Entire Agreement. This Agreement, including the Disclosure Schedules and Exhibits hereto, constitutes the entire understanding of the parties relating to the subject matter hereof and supersede all prior agreements and understandings, whether oral or written. No

                                      A-21
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amendment or modification of the terms of this Agreement shall be binding or effective unless expressed in writing and signed by each party.

                  Section 9.5 No Waiver. The waiver by any party of the breach of any of the terms and conditions of, or any right under, this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition or of any similar right. No such waiver shall be binding or effective unless expressed in writing and signed by the party giving such waiver.

                  Section 9.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California applicable to agreements executed and to be fully performed in such State.

                  Section 9.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  Section 9.8 Public Announcements. The Company and Buyer agree to consult with each other prior to issuing any press release or otherwise making any public statement (including without limitation any filing with the Securities and Exchange Commission) with respect to the transactions contemplated hereby (it being understood that the Company intends to issue a press release with respect to the transactions contemplated by this Agreement in the form attached hereto as Exhibit C). The Company will consult with Buyer prior to issuing any press release or otherwise making any public statement with respect to Buyer or its members.

                  Section 9.9 Availability of Equitable Remedies. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party to this Agreement shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

                  Section 9.10 Construction. The Article and Section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  Section 9.11 Arbitration. Any dispute or controversy between the Company and Buyer arising under, out of, in connection with, or in relation to this Agreement, the Amended and Restated Declaration of Trust, the Certificate of Designation (including without limitation any dispute concerning any determination made by the board of trustees of the Company) shall be determined and settled by arbitration in New York City by a panel of three members in accordance with the Commercial Rules of the American Arbitration Association as in effect for New York City. In the event of any dispute with respect to any calculation, such calculation shall be determined by an accountant from a big "6" accounting firm selected by agreement of the parties (which accounting firm shall have no material relationship with any party hereto or any of their Affiliates) or, in the event the parties are unable to agree upon such accountant, an accountant selected in accordance with the procedures established by the Commercial Rules of the American Arbitration Association as in

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



effect for New York City. Any determination rendered therein shall be final and binding upon the parties and their legal representatives.


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                      CALIFORNIA REAL ESTATE INVESTMENT
                                      TRUST



                                      By:
                                          --------------------
                                      Name:    Frank A. Morrow
                                      Title:   Chairman of the Board



                                      VEQTOR FINANCE COMPANY, LLC



                                      By:
                                          --------------------
                                      Name:
                                      Title:

                                      A-23
C/M 10397.0019 479413.1

                                                                         ANNEX B

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                     OF THE

                       CLASS A 9.5% CUMULATIVE CONVERTIBLE
                                PREFERRED SHARES
                           (par value $1.00 per share)

                                     AND THE

                 CLASS B 9.5% CUMULATIVE CONVERTIBLE NON-VOTING
                                PREFERRED SHARES
                           (par value $1.00 per share)

                                       of

                                  CAPITAL TRUST


                ------------------------------------------------

                          Pursuant to Article VI of the
                  Amended and Restated Declaration of Trust of
                                  Capital Trust
                ------------------------------------------------


         Capital Trust, a trust organized under the laws of the State of California (hereinafter called the "Company"), does hereby certify that, pursuant to authority conferred on its board of trustees (the "Board") by
Article VI of the Amended and Restated Declaration of Trust of the Company, the Board, at a meeting held on June ___ , 1997, adopted the following resolution providing for the issuance of two classes of the Company's preferred shares of beneficial interests, consisting of [12,639,405]1 Class A 9.5% Cumulative Convertible Preferred Shares, par value $1.00 per share, and [12,639,405]2 Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares, par value $1.00 per share.

         "RESOLVED, that pursuant to the authority vested in this Board in accordance with the provisions of Article VI of the Amended and Restated Declaration of Trust of the Company, two classes of preferred shares of beneficial interests in the Company, known, respectively, as Class A 9.5% Cumulative Convertible Preferred Shares, par value $1.00 per share, and Class B 9.5%


--------
1 Actual number purchased under the preferred share purchase agreement (a minimum of $32 million and a maximum of $34 million of shares at a purchase price of $2.69 per share), up to 12,639,405.
2    Same number as the number of Class A Preferred Shares.

C/M 10397.0019 479413.1

Cumulative Convertible Non-Voting Preferred Shares, par value $1.00 per share, be, and each hereby is, created, classified and authorized and the issuance thereof provided for, and that the designation and number of shares, and relative rights, preferences and limitations thereof, shall be as follows:

1 Designation and Amount. The shares of the classes of preferred shares of beneficial interests in the Company created hereby shall be designated as (i) "Class A 9.5% Cumulative Convertible Preferred Shares," and the number of shares constituting such class shall be [12,639,405], with a par value of $1.00 per share, and (ii) "Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares," and the number of shares constituting such class shall be [12,639,405], with a par value of $1.00 per share. The relative rights, preferences, restrictions and other matters relating to the Class A Preferred Shares and the Class B Preferred Shares are contained in this Certificate of Designation.

2 Definitions. As used in this Certificate of Designation, the following terms shall have the following meanings:

         (a) "Aggregate Consideration Receivable" by the Company in connection with the issuance of any Common Shares or any Common Share Equivalents means the sum of:

                  (i) the aggregate consideration paid to the Company for such Common Shares or Common Share Equivalents and

                  (ii) the aggregate consideration or premiums, if any, stated in such Common Share Equivalents to be payable for the Common Shares upon the exercise or conversion of such Common Share Equivalents, calculated in each case in accordance with section 8(d)(vii) hereof. In case all or any portion of the consideration to be received by the Company may be paid in a form other than cash, the value of such consideration shall be determined in good faith by the Board or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board or such committee.

         (b) "Annual Dividend Rate" has the meaning set forth in section 3(a) hereof.

         (c) "Bank Holding Company" means a bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended) or any affiliate (as defined in Section 1841(k) of the Bank Holding Company Act of 1956, as amended) of any bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended).

         (d)      "Board" means the board of trustees of the Company.

         (e) "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

         (f) "Capital Shares" means any and all shares, rights, warrants or options to purchase shares, securities convertible into or exchangeable or exercisable for shares and

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C/M 10397.0019 479413.1
                  participations in or other equivalents of or interests (other than security interests) in shares of beneficial interest in the Company, however designated and whether voting or nonvoting.

         (g) "Certificate of Designation" means this Certificate of Designation, Preferences and Rights establishing the Class A Preferred Shares and Class B Preferred Shares pursuant to
                  Article VI of the Amended and Restated Declaration of Trust, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and pursuant to applicable law.

         (h) "Change in Control" means the occurrence of any of the following events:

                  (i) the Board shall at any time consist of a majority of individuals (the "New Majority") who were elected or appointed trustees of the Company without the approval of a majority of the trustees:

                                (A)      in office prior to the election or
                                         appointment of the first of the
                                         trustees comprising the New Majority,
                                         or

                                (B)      appointed by or elected with the
                                         approval of such trustees;

                   (ii) any Person or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange
                                 Act) acquires, without the consent of VFC or, if VFC shall have been dissolved, the entities that were the managers of VFC at the time of VFC's dissolution, any Class A Common Shares, Class A Preferred Shares or any other rights of any kind to acquire Class A Common Shares (other than an acquisition by the original holders of VFC convertible debt of Class A Common Shares or Class A Preferred Shares on conversion of Capital Shares) if after such acquisition such Person or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) beneficially owns (within the meaning of rule 13d-3 promulgated under the Exchange Act) Class A Common Shares aggregating in excess of 15% of the number of Class A Common Shares or the combined voting power of Voting Shares of the Company outstanding immediately prior to such acquisition.

         (i) "Class A Common Shares" means the class A common shares, par value $1.00 per share, of beneficial interests in the Company, having the designations and rights, qualifications, limitations and restrictions set forth in the Amended and Restated Declaration of Trust of the Company.

         (j) "Class A Preferred Shares" means the Class A 9.5% Cumulative Convertible Preferred Shares, par value $1.00 per share, in the Company established pursuant to this Certificate of Designation.

         (k) "Class B Common Shares" means the class B common shares, par value $1.00 per share, of beneficial interests in the Company, having the designations and rights, qualifications, limitations and restrictions set forth in the Amended and Restated Declaration of Trust of the Company.

                                                      B-3
C/M 10397.0019 479413.1

         (l) "Class B Preferred Shares" means the Class B 9.5% Cumulative Convertible Non-Voting Preferred Shares, par value $1.00 per share, in the Company established pursuant to this Certificate of Designation.

          (m) "Common Shares" means, collectively, the Class A Common Shares and the Class B Common Shares.

         (n)      "Common Share Equivalents" means, without double counting:

                  (i) Common Shares, where one Common Share shall constitute one Common Share Equivalent,

                  (ii) Capital Shares (including without limitation the Preferred Shares) convertible into Common Shares, where any one Capital Share shall constitute a number of Common Share Equivalents equal to the number of Common Shares issuable in respect of such Capital Share,

                  (iii) any rights, warrants, options and convertible, exchangeable or exercisable securities entitling the holder thereof to subscribe for or purchase any Common Shares, where any such rights, warrants, options and convertible, exchangeable or exercisable securities shall constitute a number of Common Share Equivalents equal to the number of Common Shares issuable in respect of such rights, warrants, options or convertible or exercisable securities, and

                  (iv) any share appreciation rights entitling the holders thereof to any interest in an increase in value, however measured, of Common Shares, where any such share appreciation rights shall constitute a number of Common Share Equivalents equal to the Common Shares equivalent, as nearly as it may be calculated, of such share appreciation rights.

         (o) "Company" means Capital Trust, a trust organized under the laws of the State of California.

         (p)      "Conversion Date" has the meaning set forth in section
                   8(b) hereof.

         (q)      "Conversion Notice" has the meaning set forth in section
                  8(b) hereof.

         (r) "Conversion Price" has the meaning set forth in section 8(a) hereof.

         (s) "D/E Ratio" means, as of the date of determination, the ratio of (i) total Indebtedness of the Company as reflected on the Company's last regularly prepared balance sheet to (ii) the excess of total assets over total liabilities of the Company, as reflected on the Company's last regularly prepared balance sheet, in each case determined in accordance with GAAP and after giving effect to the incurrence of any proposed Indebtedness and the application of proceeds of such Indebtedness.

         (t) "Dividend Payment Date" has the meaning set forth in section 3(a) hereof.


                                                      B-4
C/M 10397.0019 479413.1

         (u)      "Dividend Period" has the meaning set forth in section
                  3(a) hereof.

         (v) "Effective Purchase Price per Share" at which the Company issues any Common Shares or any Common Share Equivalents means an amount equal to the ratio of:

                   (i) the Aggregate Consideration Receivable by the Company in connection with the issuance of such Common Shares or Common Share Equivalents to

                   (ii) the number of Common Shares and Common Share Equivalents so issued.

          (w) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (x)      "Exempted Transaction" means each and any of the following:

                   (i) the issuance of any Capital Shares of the Company to employees, officers or trustees of the Company under an employee benefit plan or similar arrangement adopted by the Company,

                   (ii) the issuance of any Common Shares or Preferred Shares of the Company upon the conversion of any Common Shares or Preferred Shares, and

                   (iii) any acquisition by the Company of shares or other assets of any kind in exchange, in whole or in part, for any class of Capital Shares of the Company, but shall not include any business combination transaction or series of transactions involving the Company, regardless of whether such transaction or transactions take the form of a merger, purchase and sale of securities, purchase and sale of assets or otherwise, immediately prior to which, following which or in connection with which a Change in Control occurs.


         (y) "Fair Market Value" of a Common Share" means, as of any date, the average of the closing prices of Class A Common Shares for the 20 consecutive Trading Days next preceding the date five days prior to the date in question. The closing price for each day shall be:

                  (i) if the Class A Common Shares are listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, the last sale price, or the closing bid price if no sale occurred, of one Class A Common Share on the New York Stock Exchange or, if not then listed on the New York Stock Exchange, the principal securities exchange on which the Class A Common Shares are listed or admitted for trading; or

                  (ii) if not listed or admitted for trading as described in clause (i) of this section 2(x), the average of the closing sale price or, in the absence of a closing sale price, the highest bid and lowest asked prices of one Class A

                                                      B-5
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



                                Common Share quoted in the NASDAQ National
                                Market System or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted; or

                  (iii) if not quoted as described in clause (ii) of this section 2(x), the average of the highest bid and lowest offered quotations for one Class A Common Share as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and offered quotations for Class A Common Shares on at least five of the 20 consecutive Trading Days next preceding the date five days prior to the date in question.

                  If none of the conditions set forth above is met, the closing price of one Class A Common Share on any day or the average of such closing prices for any period shall be the fair market value of one Common Share for such day or period as determined in good faith by the Board.

                  "Fair Market Value" of a Preferred Share means the Fair Market Value of a number of fully paid and nonassessable Class A Common Shares equal to the ratio of (a) the Liquidation Preference for such Preferred Share plus an amount equal to the dividends per share accrued and unpaid thereon as of the date of such determination to (b) the Conversion Price in effect as of the date of such determination.

          (z) "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, results of operations and changes in financial position of any Person, except that any accounting principle or practice required to be changed by such Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards) in order to continue as a generally accepted accounting principle or practice may be so changed.

         (aa) "Holder" of a Class A Preferred Share or a Class B Preferred Share means the Person in whose name such Class A Preferred Share or Class B Preferred Share is registered on the books of the Company.

          (ab) "Incur" means to issue, assume, guarantee, incur or otherwise become liable for.

         (ac) "Indebtedness" means, with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting capitalized lease obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business) and (v) which are secured by any Lien on any property or asset of such first referred to Person.


                                                      B-6
C/M 10397.0019 479413.1

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         (ad)     "Issuance Date" means, with respect to any Preferred Share, the date on which such Preferred Share is issued by the Company.

         (ae) "Junior Shares" means Common Shares and any other class or series of Capital Shares of the Company now or hereafter authorized, issued or outstanding which is subject, under the terms of the Company's Amended and Restated Declaration of Trust (including any certificate of designation adopted thereunder relating to any class or series of preferred shares), to the following restrictions and limitations:

                  (i) no dividend or distribution can be declared or paid on the shares of such class or series unless all accrued dividends and other amounts then due with respect to the Preferred Shares shall have been paid in full,

                  (ii) in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, the amount specified in section 4 hereof, before any payment shall be made or any assets distributed to the holders of such other class or series of Capital Shares of the Company, and

                  (iii) shares of such class or series may not be redeemed under any circumstances, either at the option of the Company or of any holder thereof, unless all of the outstanding Preferred Shares have theretofore been redeemed or converted.

         (af) "Lien" means any lien, mortgage, deed of trust, pledge, charge or other encumbrance of any kind, including, without limitation, any conditional sale or other title retention agreement and any lease in the nature thereof.

          (ag) "Liquidation Preference" means, with respect to each Preferred Share, an amount equal to $2.69.

         (ah) "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

         (ai) "Preferred Shares" means, collectively, the Class A Preferred Shares and the Class B Preferred Shares.

         (aj)     "Put Price" has the meaning set forth in section 5(a) hereof.

         (ak)     "Put Right" has the meaning set forth in section 5(a) hereof.

         (al) "Redemption Date" means any date on which Preferred Shares are to be redeemed pursuant to section 5 hereof.

          (am) "Restricted Payment" has the meaning set forth in section 3(c) hereof.


                                                      B-7
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         (an)     "Share Purchase Agreement" means the Preferred Share Purchase
                  Agreement, dated as of April ___ , 1997, between the Company and VFC, as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof.

         (ao)     "Subsidiary" means:

                   (i) any corporation 50% or more of the Voting Shares of which is owned, directly or indirectly, by the Company, or

                  (ii) any other Person whose accounts are required under GAAP to be included in the Company's consolidated financial statements.

          (ap)     "Trading Day" means, with respect to the Class A Common
                   Shares: (i) if the Class A Common Shares are listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; or (ii) if the Class A Common Shares are not listed or admitted for trading on any national securities exchange, but are quoted on the NASDAQ National Market System, any similar system of automated dissemination of quotations of securities prices or the National Quotation Bureau Incorporated, each day on which quotations may be made on such system; or (iii) if the Class A Common Shares are not quoted on any system or listed or admitted for trading on any securities exchange, a Business Day.

          (aq) "VFC" means Veqtor Finance Company, LLC, a Delaware limited liability company.

         (ar) "Voting Shares" means, with respect to the Company, all classes of Capital Shares of the Company then outstanding and normally entitled to vote for the election of directors, managers or trustees of such Person. Any reference to a percentage of Voting Shares shall refer to the percentage of votes eligible to be cast for the election of directors, managers or trustees which are attributable to the applicable Voting Shares.

3        Dividends.

          (a) Payment of Dividends. The Holders of the Preferred Shares shall be entitled to receive, when and as declared by the Board, out of funds legally available therefor, cash dividends per share at the rate of 9.5% per annum on the Liquidation Preference (the "Annual Dividend Rate"). Such dividends shall accrue (whether or not declared) from and including the Issuance Date to and including the date on which the Liquidation Preference is paid on such shares or on which such shares are converted or redeemed and, to the extent not paid for any Dividend Period, will be cumulative. Dividends on the Preferred Shares shall accrue on a daily basis whether or not the Company shall have earnings or surplus at the time.

                  Semi-annual dividend periods (each a "Dividend Period") shall commence on and include the sixteenth day of December and June of each year and shall end on and include the fifteenth day of June and December, respectively, of such year; provided, however, that the first Dividend Period shall commence on the Issuance Date and shall end on and include December 15, 1997. Dividends on the Preferred Shares shall

                                                      B-8
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



                  be payable, when and as declared, semi-annually, in arrears, no later than December 26 and June 25 of each year commencing December 26, 1997 (each such date, a "Dividend Payment Date"), except that if any such date is not a Business Day, then such dividend shall be paid on the next succeeding Business Day. Each such dividend shall be payable to Holders of Preferred Shares at the close of business on the record date established by the Board, which record date shall be not more than 60 days prior to the date fixed for payment thereof.

                  The amount of dividends payable per Preferred Share for each full Dividend Period shall be computed by applying the applicable Annual Dividend Rate to the Liquidation Preference and dividing such amount by two. The amount of dividends payable for the initial Dividend Period and any period shorter than a full Dividend Period shall be computed on the basis of actual days elapsed and a 360-day year consisting of twelve 30-day months.

                  The Company shall not declare or pay or set apart for payment any dividends or make any other distributions on either class of Preferred Shares unless the Company simultaneously declares or pays or sets apart for payment dividends or makes distributions, at the same rate, each share being treated equally, on the other class of Preferred Shares.

         (b) Distribution of Partial Dividend Payments. Except as otherwise provided in this Certificate of Designation, if on any Dividend Payment Date the Company pays less than the total amount of dividends then accrued with respect to the Preferred Shares, the amount so paid shall be distributed ratably, each share being treated equally, among the Holders of the Preferred Shares based upon the number of Preferred Shares then held by each such Holder.

          (c) Limitations on Certain Payments. Unless all accrued dividends and other amounts then accrued through the end of the last Dividend Period and unpaid with respect to the Preferred Shares shall have been paid in full, the Company shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption, exchange or other retirement of, any Capital Shares of the Company other than the Preferred Shares (each, a "Restricted Payment"); provided, however, that a "Restricted Payment" -------- ------- shall not include:

                   (i) any dividend or distribution payable solely in Junior Shares,

                   (ii) the acquisition of any Capital Shares in exchange solely for Junior Shares, or

                   (iii)         the redemption of Preferred Shares pursuant to
                                 section 5 hereof.

4        Liquidation Preference.

         In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the Holders of Preferred Shares shall be entitled to receive out of assets of the Company available for distribution to shareholders, an amount per share equal to the

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         Liquidation Preference plus the amount of all dividends per share accrued and unpaid thereon through the date of final distribution to shareholders, whether or not declared, before any payment shall be made or any assets distributed to the holders of any other class or series of Capital Shares of the Company.

         If the assets and funds thus distributed among the Holders of the Preferred Shares shall be insufficient to permit the payment to such Holders of the full preferential amount described above, then the entire assets and funds of the Company legally available for distribution shall be distributed ratably, each shares being treated equally, among the Holders of the Preferred Shares based on the number of Preferred Shares then held by each such Holder.

5        Redemption Upon a Change in Control Event.

         (a) Change in Control. In the event of a Change in Control, each Holder of Preferred Shares shall, subject to the requirements of section 5(b) hereof, have the right to require the Company to redeem, out of funds legally available therefor, all but not less than all of the Preferred Shares held by such Holder (the "Put Right"), at a price per Preferred Share (the "Put Price") equal to the sum of the Liquidation Preference and all dividends per share accrued but unpaid through the Redemption Date on such Preferred Share.

          (b) Procedures for Redemption upon Change in Control. Any Holder who elects to exercise its Put Right must notify the Company in writing, within 90 days after receipt from the Company of written notice that a Change in Control has occurred, of its election, and shall surrender share certificates evidencing the Preferred Shares to be redeemed by the Company pursuant to the Put Right. Failure by any Holder timely to so notify the Company will be deemed to be a waiver of the Put Right by such Holder. Not later than 10 Business Days following the Company's receipt of the notice referred to in this section 5(b) and such surrendered share certificates, the Company shall pay to each Holder in cash at the address of such Holder as it appears on the records of the Company the Put Price for each Preferred Share to be so redeemed. As long as the Company has complied with the requirements set forth in this section 5(b), from and after the applicable Redemption Date, dividends on the Preferred Shares so redeemed shall cease to accrue, such shares shall be canceled and shall no longer be deemed to be outstanding, and all rights of the Holders thereof as shareholders of the Company (except the right to receive from the Company the Put Price) shall cease.

6 Consolidation, Merger and Sale of Assets, etc. Unless all of the outstanding Preferred Shares shall have been redeemed or converted on or prior to the effective date of any consolidation, merger or transfer referred to below involving the Company, without the approval of the Holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, the Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another Person unless:

          (a) in the case of a merger or consolidation, the Company is the surviving entity, the rights and preferences of the Preferred Shares are not modified and the Company, as

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                   the surviving entity, does not have outstanding any Capital
                   Shares that are not Junior Shares, or

          (b) the surviving, resulting or acquiring Person is a Person organized under the laws of the United States, any state thereof or the District of Columbia, or a Person organized under the laws of a foreign jurisdiction whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on the NASDAQ National Market System, and the Company shall make effective provision such that, upon consummation of such transaction, the Holders of Preferred Shares shall receive preferred shares of the surviving entity having substantially identical terms as the Preferred Shares surrendered by them, and the surviving, resulting or acquiring Person does not have outstanding any Capital Shares that are not Junior Shares.

7        Voting Rights of Preferred Shares.

          (a) Voting Rights of the Class A Preferred Shares. In addition to the voting rights described in sections 6 and 7(c) hereof, the Class A Preferred Shares shall be entitled to vote together with the holders of Class A Common Shares as a single class on all matters submitted for a vote of shareholders, and shall be entitled to notice of all shareholders' meetings and to act by written consent in the same manner as the holders of Class A Common Shares. Each Class A Preferred Share shall entitle the Holder thereof to such number of votes per share as shall equal the number of Class A Common Shares into which such Class A Preferred Share is then convertible.

         (b) Voting Rights of the Class B Preferred Shares. In addition to the voting rights described in sections 6 and 7(c) hereof, the Class B Preferred Shares shall not have voting rights and shall not be counted in determining the presence of a quorum.

         (c) So long as any Preferred Shares remain outstanding, the affirmative vote of the Board and the Holders of a majority of the outstanding Preferred Shares, voting together as a single class, but voting together as a separate class from the Common Shares, shall be required in order:

                   (i) to amend, alter or repeal any of the provisions of this Certificate of Designation;

                   (ii) to authorize, create or issue any class or series of Capital Shares of the Company that are not Junior Shares; and

                   (iii) for the Company to Incur any Indebtedness if the Company's D/E Ratio would exceed 5:1.

                  Any Preferred Shares owned, directly or indirectly, by the Company or any of its Subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.


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8        Conversion Right.

         (a) Right of Conversion. Each Class A Preferred Share shall be convertible at the option of the Holder thereof at any time and from time to time in whole or in part into:

                   (i) a number of fully paid and nonassessable Class A Common Shares equal to the ratio of:

                                (x)      the Liquidation Preference of such
                                         Class A Preferred Share plus an amount
                                         equal to all dividends per share
                                         accrued and unpaid thereon as of the
                                         Conversion Date to

                                 (y) the Conversion Price in effect on the Conversion Date, or

                   (ii) an equal number of fully paid and nonassessable Class B Preferred Shares,

                  or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this section 8.

                  Each Class B Preferred Share shall be convertible at the option of the Holder thereof at any time and from time to time in whole or in part into:

                   (i) a number of fully paid and nonassessable Class B Common Shares equal to the ratio of:

                                (x)      the Liquidation Preference of such
                                         Class B Preferred Share plus an amount
                                         equal to all dividends per share
                                         accrued and unpaid thereon as of the
                                         Conversion Date to

                                 (y) the Conversion Price in effect on the Conversion Date, or

                  (ii) if the Holder is either (a) not a Bank Holding Company, (b) intends to sell such securities to a Person that is not a Bank Holding Company or
                                (c) would not, upon the issuance of such Class A Preferred Shares, own more than 4.9% of any class of Voting Shares of the Company, an equal number of fully paid and nonassessable Class A Preferred Shares, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this section 8.

                  For purposes of this Certificate of Designation, the "Conversion Price" shall initially be $2.69 per share and shall be adjusted from time to time in accordance with the provisions of this section 8.

          (b) Conversion Procedures. In order to exercise the conversion right, the Holder of any Preferred Shares to be converted in whole or in part shall surrender the certificate or certificates evidencing such shares to the Company and shall give written notice to the

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                  Company ("Conversion Notice") that the Holder elects to
                  convert such shares or the portion thereof specified in said notice into Class A Common Shares, Class B Common Shares, Class A Preferred Shares or Class B Preferred Shares, as provided herein and as specified by the Holder in the Conversion Notice. The Conversion Notice shall also (i) state the name or names (with address) in which the certificates for Common Shares or Preferred Shares, as the case may be, shall be issued and (ii) if Class B Preferred Shares are to be converted into Class A Preferred Shares, contain a certification by the Holder that either (a) the Holder is not a Bank Holding Company or (b) the Holder intends to sell such securities to a Person that is not a Bank Holding Company and will not take delivery of the Class A Common Shares or (c) the Holder will not, upon the issuance of such Class A Preferred Shares, own more than 4.9% of any class of Voting Shares of the Company. Each certificate evidencing Preferred Shares surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Preferred Shares, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or its duly authorized attorney.

                  As promptly as practicable after receipt of a Conversion Notice and surrender of the certificate or certificates evidencing the Preferred Shares relating thereto, the Company shall issue and deliver to such Holder (or upon the written order of such Holder) a certificate or certificates for the number of full Class A Common Shares, Class B Common Shares, Class A Preferred Shares or Class B Preferred Shares, as specified in the Conversion Notice, issuable upon the conversion of such Preferred Shares or portion thereof in accordance with the provisions of this section 8, and a check or cash in respect of any fractional shares issuable upon such conversion, as provided in section 8(c) hereof. In the event that less than all the Preferred Shares represented by a certificate are to be converted, the Company shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the Holder of the Preferred Shares so surrendered, without charge to such Holder, a new certificate or certificates representing a number of Preferred Shares equal to the unconverted portion of the surrendered certificate.

                  Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates evidencing such Preferred Shares shall have been surrendered to the Company or its transfer agent and a Conversion Notice with respect to such shares shall have been received by the Company, as described above. Any Person in whose name any certificate or certificates for Common Shares or Preferred Shares shall be issuable upon conversion shall be deemed to have become the holder of record of the shares represented thereby on the Conversion Date; provided, however, if the certificate or certificates evidencing such Preferred Shares are surrendered on any date when the share transfer books of the Company shall be closed, the Holder shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes until the next succeeding day on which such share transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such certificate or certificates shall have been surrendered.


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                  Except as otherwise provided in this section 8, no payment or adjustment will be made for dividends or other distributions with respect to any Common Shares or Preferred Shares issuable upon conversion of Preferred Shares as provided herein.

         (c) Cash Payments in Lieu of Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon conversion of Preferred Shares. If any fractional share, would, but for this section 8(c), be issuable upon the conversion of any Preferred Shares, the Company shall make a payment therefor in cash on the first Business Day immediately preceding the Conversion Date equal to the Fair Market Value of such fractional share.

         (d) Adjustment of Conversion Price for Conversion into Common Shares. The Conversion Price with respect to the conversion of the Preferred Shares into Common Shares shall be adjusted from time to time by the Company as follows:

                   (i) In the event that the Company shall at any time after the Issuance Date:

                                 (A)      declare a dividend or make a
                                          distribution on the Common Shares in
                                          Common Shares,

                                 (B)      subdivide or reclassify the Common
                                          Shares into a greater number of
                                          shares,

                                 (C)      combine the Common Shares into a
                                          smaller number of shares,

                                 (D) pay a dividend or make a distribution on the Common Shares in any class of its Capital Shares other than Common Shares, or

                                (E)      reclassify the Common Shares,

                                then the conversion right and the Conversion
                                Price in effect immediately prior thereto shall be adjusted so that the Holder of any Preferred Shares thereafter surrendered for conversion into Common Shares shall be entitled to receive the number of Common Shares or other Capital Shares of the Company which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Preferred Shares been converted into Common Shares immediately prior to the happening of such event. An adjustment made pursuant to this section 8(d)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event referred to above shall occur.

                  (ii) In the event that the Company shall at any time after the Issuance Date issue any Common Shares or any Common Share Equivalents other than in an Exempted Transaction, at an Effective Purchase Price per Share less than the Conversion Price in effect immediately prior to the date of

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                                such issuance, then such Conversion Price shall
                                be adjusted to equal the ratio of:

                                (A)      the sum of:

                                         (1)      the product of:

                                                   (a)     the number of Common
                                                           Shares and Common
                                                           Share Equivalents
                                                           outstanding
                                                           immediately prior to
                                                           such issuance and

                                                   (b)     the Conversion Price
                                                           in effect immediately
                                                           prior to such
                                                           issuance and

                                          (2)      the Aggregate Consideration
                                                   Receivable by the Company in
                                                   connection with such issuance
                                                   to

                                (B)      the sum of:

                                          (1)      the number of Common Shares
                                                   and Common Share Equivalents
                                                   outstanding immediately prior
                                                   to such issuance and

                                          (2)      the number of additional
                                                   Common Shares and Common
                                                   Share Equivalents.

                                For example, if on any given date the Company has 20,000,000 Common Shares and Common Share Equivalents outstanding, the Company issues warrants exercisable at $1 per share to purchase an additional 1,000,000 Common Shares for a purchase price of $1 per warrant, and the Conversion Price in effect on such date is $2.69, then the Conversion Price shall be adjusted to equal $2.66, which is calculated as follows:

                                                  $2.66 per share =
                            [(20,000,000 shares x $2.69/share) + $2,000,000] /
                     (20,000,000 shares + 1,000,000 shares).

                                Such adjustment shall be made successively whenever any shares, rights, warrants, options, convertible or exercisable securities or share appreciation rights are issued at an Effective Purchase Price per Share that is less than the Conversion Price in effect on the date of such issuance. To the extent that any right, option, warrant, convertible or exercisable security or share appreciation right expires without having been converted or exercised, the Conversion Price then in effect shall be readjusted to the Conversion Price which then would be in effect if such rights, options, warrants, convertible or exercisable securities or share appreciation rights had not been issued, but such readjustment shall not affect the number of Common Shares or other Capital Shares delivered upon any conversion prior to the date such readjustment is made.

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                   (iii)         In the event that the Company shall distribute
                                 to all holders of its Common Shares any of its assets or debt securities, or rights, options, warrants or convertible or exercisable securities of the Company (including securities issued for cash, but excluding distributions of Capital Shares referred to in section 8(d)(i) hereof), then in each such case, the Conversion Price shall be adjusted to equal the Conversion Price in effect immediately prior to such distribution less an amount equal to the then fair market value (as reasonably determined by the Board, in good faith and as described in a resolution of the Board) of the portion of the assets or debt securities of the Company so distributed or of such rights, options, warrants or convertible or exchangeable securities applicable to one Common Share. Such adjustment shall become effective immediately after the record date for the determination of shares entitled to receive such distribution. Notwithstanding the foregoing, no adjustment of the Conversion Price shall be made upon the distribution to holders of Common Shares of such rights, options, warrants, convertible securities, assets or debt securities if the plan or arrangement under which such rights, options, warrants, convertible securities, assets or debt securities are issued provides for their issuance to Holders of Preferred Shares in the same pro rata amounts upon conversion thereof. Such adjustment shall be made successively whenever any event listed above shall occur.

                   (iv) Anything in this section 8(d) to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this section 8(d), as it in its reasonable
                                 discretion shall determine to be advisable in order that any share dividends, subdivision of shares, distribution of rights to purchase shares or securities, or distribution of securities convertible into or exchangeable for shares hereafter made by the Company to its shareholders, shall not be taxable.

                   (v) Whenever the Conversion Price is adjusted as provided in this section 8(d), or the Preferred Shares become convertible into shares of securities, property or assets pursuant to section 8(e) hereof, or the Company reduces the Conversion Price pursuant to section 8(f) hereof, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective, and setting forth in reasonable detail the facts requiring such adjustment and the calculation of such adjustment, and shall mail such notice of adjustment to all Holders of Preferred Shares at their last addresses appearing on the share transfer books of the Company.

                  (vi) In any case in which this section 8(d) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event:

                                (A) issuing to the Holder of any Preferred Shares converted after such record date and before the occurrence of such event the additional

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                                         Common Shares issuable upon such
                                         conversion by reason of the adjustment
                                         required by such event over and above
                                         the Common Shares issuable upon such
                                         conversion before giving effect to such
                                         adjustment, and

                                (B)      paying to such Holder any amount in
                                         cash in lieu of any fractional share of
                                         Common Shares pursuant to section 8(c).

                  (vii) For purposes of any computations of Aggregate Consideration Receivable or other consideration pursuant to this section 8(d), the following shall apply:

                                (A) in the case of the issuance of Common Shares or Common Share Equivalents for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

                                (B) in the case of the issuance of Common Shares or Common Share Equivalents for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board or a duly authorized committee thereof (irrespective of the accounting treatment thereof), and described in a resolution of the Board or such committee.

                   (viii) If, after an adjustment a Holder of Preferred Shares may, upon conversion of such security, receive two or more classes of Capital Shares of the Company, the Company shall determine on a fair basis the allocation of the adjusted Conversion Price between the classes of Capital Shares. After such allocation, the conversion right and the Conversion Price of each class of Capital Shares shall thereafter be subject to adjustment on terms comparable to those applicable to Common Shares in this section 8.

         (e) Effect of Reclassification, Consolidation, Merger or Sale. Unless all of the Preferred Shares shall have been redeemed or converted on or prior to the effective date of any of the events referred to in clauses (i), (ii) and (iii) of this section 8(e), if any of the following events occur, namely:

                  (i) any reclassification or change of outstanding Common Shares issuable upon conversion of any class of Preferred Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

                  (ii) any consolidation or merger of the Company with another Person shall be effected as a result of which holders of Common Shares issuable upon conversion of any class of Preferred Shares shall be entitled to receive

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                                 shares, securities or other property or assets
                                 (including cash) with respect to or in exchange for such Common Shares, or

                   (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person,

                  then the Company or such successor or purchasing Person, as the case may be, shall make provisions in its constituent documents to establish that each Preferred Share then outstanding (or the successor shares referred to in section 6(b) hereof) shall be convertible into the kind and amount of shares and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of Common Shares issuable upon conversion of such Preferred Shares immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, each Preferred Share being treated equally. Such provisions shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this section 8.

                  If this section 8(e) applies with respect to a transaction, section 8(d) hereof shall not apply with respect to that transaction. The above provisions of this section 8(e) shall similarly apply to successive reclassifications, consolidations, mergers and sales.

         (f) Subdivision, Reclassification or Combination of Preferred Shares. The Company shall not (i) subdivide or reclassify any class of Preferred Shares or (ii) combine any class of Preferred Shares, unless the Company simultaneously subdivides, reclassifies or combines, at the same rate, each share being treated equally, all classes of Preferred Shares.

          (g) Taxes on Shares Issued. The issuance of share certificates upon conversion of Preferred Shares shall be made without charge to the converting Holder for any tax in respect of the issuance thereof.

         (h) Shares to be Fully Paid. The Company covenants that all Common Shares and Preferred Shares which may be issued upon conversion of Preferred Shares will upon issuance be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issuance thereof.

         (i)      Notice to Holders Prior to Certain Actions.

                  (i)           In the event:

                                (A) that the Company shall take any action that would require an adjustment in the Conversion Price pursuant to section 8(d)(i) or (iii) hereof; or

                                 (B)     that any event described in section
                                         8(e) hereof shall occur; or

                                 (C)     of the voluntary or involuntary
                                         dissolution, liquidation or winding-up
                                         of the Company;


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                                the Company shall cause notice of such proposed
                                action or event to be mailed to each Holder of record of Preferred Shares at its address appearing on the share transfer books of the Company, as promptly as possible but in any event no later than the later of (x) the date 30 days prior to the record date for such proposed action or the effective date of such event or
                                (y) the date on which the Company first publicly announces such proposed action or event.

                   (ii) In the event that the Company shall take any action that would require an adjustment in the Conversion Price pursuant to section 8(d)(ii) hereof, the Company shall cause notice of such proposed action or event to be mailed to each Holder of record of Preferred Shares at its address appearing on the share transfer books of the Company, as promptly as possible but in no event later than the date that the Company provides public notice of such proposed action or event.

                  (iii)         In any event, such notice shall specify:

                                 (A) the record date as of which the holders of record of Common Shares are to be determined, or

                                (B) the date on which such proposed event is expected to become effective, and the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such event.

                                Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action or event.

9 Reacquired Shares. Any Preferred Shares which are converted, purchased, redeemed or otherwise acquired by the Company, shall be retired and canceled by the Company promptly thereafter. No such shares shall upon their cancellation be reissued.

10 Certain Restrictions on Transfer; Legend. Holder shall not transfer Class A Preferred Shares or Class A Common Shares to any Bank Holding Company, unless, after giving effect to such transfer, such Bank Holding Company would own no more than 4.9% of any class of Voting Shares of the Company. The Class B Preferred Shares and the Class B Common Shares may be transferred by a Bank Holding Company only in accordance with applicable federal and state securities laws and in a widely dispersed offering in which no more than 2% of the outstanding Class B Common Shares and Capital Shares convertible into Class B Common Shares are transferred to any one holder, in which circumstance the transferee will be permitted to convert such Class B Common Shares into Class A Common Shares, and Class B Preferred Shares into Class A Preferred Shares. Holder agrees that substantially the following legend shall be placed on the certificates representing any Class B Preferred Shares and Class B Common Shares:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                  SUBJECT TO THE LIMITATIONS UPON TRANSFER AND

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                  CONVERSION CONTAINED IN THE CERTIFICATE OF DESIGNATION,
                  PREFERENCES AND RIGHTS OF THE CLASS B 9.5% CUMULATIVE CONVERTIBLE NON-VOTING PREFERRED SHARES AND THE BY-LAWS OF THE COMPANY (COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY)."


         IN WITNESS WHEREOF, Capital Trust has caused this Certificate of Designation to be duly signed and acknowledged as of this ___ day of June, 1997 by the undersigned, its Chief Executive Officer.

                                       CAPITAL TRUST


                                       By:
                                          ---------------------------------
                                       Name:    John R. Klopp
                                       Title:   Chief Executive Officer


                                                      B-20
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                                                                         ANNEX C









                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                                  CAPITAL TRUST
                               a California trust

                       As amended through June ___ , 1997



C/M 10397.0019 479413.1

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


                                  CAPITAL TRUST

                                TABLE OF CONTENTS


                                                                                                                       Page

ARTICLE I                           DEFINITIONS.........................................................................  2
         Section 1.1                "Bank Holding Company"..............................................................  2
         Section 1.2                "Board".............................................................................  2
         Section 1.3                "Business Day"......................................................................  2
         Section 1.4                "By-Laws"...........................................................................  2
         Section 1.5                "Certificate of Designation"........................................................  2
         Section 1.6                "Class A Common Shares".............................................................  2
         Section 1.7                "Class A Preferred Shares"..........................................................  2
         Section 1.8                "Class B Common Shares".............................................................  2
         Section 1.9                "Class B Preferred Shares"..........................................................  3
         Section 1.10               "Common Shares".....................................................................  3
         Section 1.11               "Conversion Date"...................................................................  3
         Section 1.12               "Conversion Notice".................................................................  3
         Section 1.13               "Corporations Commissioner".........................................................  3
         Section 1.14               "Declaration" and "Declaration of Trust"............................................  3
         Section 1.15               "Fair Market Value".................................................................  3
         Section 1.16               "File for Record"...................................................................  4
         Section 1.17               "GAAP"..............................................................................  4
         Section 1.18               "Internal Revenue Code".............................................................  4
         Section 1.19               "Person"............................................................................  4
         Section 1.20               "Preferred Shares"..................................................................  4
         Section 1.21               "Shares"............................................................................  4
         Section 1.22               "Shareholders"......................................................................  4
         Section 1.23               "Subsidiary"........................................................................  4
         Section 1.25               "Trustees"..........................................................................  5
         Section 1.26               "Voting Preferred Shares"...........................................................  5
         Section 1.27               "Voting Shares".....................................................................  5

ARTICLE II                          THE COMPANY.........................................................................  5
         Section 2.1                Name................................................................................  5
         Section 2.2                Principal Office....................................................................  5
         Section 2.3                Purpose.............................................................................  5
         Section 2.4                No Partnership Relationship.........................................................  5
         Section 2.5                Amendment and Restatement of Original Declaration of Trust..........................  6

ARTICLE III                         INVESTMENT POLICY...................................................................  6
         Section 3.1                General Policy......................................................................  6
         Section 3.2                Maintenance of Assets...............................................................  6
         Section 3.3                Disposition or Encumbrance of Assets................................................  6
         Section 3.4                Use of Brokers and Appraisers.......................................................  6
         Section 3.5                Management of Company Property......................................................  6


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         Section 3.6                The Company's Right to Borrow Funds.................................................  6
         Section 3.7                Transactions with Related Parties...................................................  6

ARTICLE IV                          CLASSES OF SHARES; DESIGNATIONS, PREFERENCES, ETC...................................  7
         Section 4.1                Number of Shares; Classes...........................................................  7
         Section 4.2                Designations, Preferences, etc......................................................  8
         Section 4.3                Shareholder's Interest in the Company...............................................  8

ARTICLE V                           COMMON SHARES.......................................................................  8
         Section 5.1                Common Shares; Identical Rights.....................................................  8
         Section 5.2                Dividends...........................................................................  8
         Section 5.3                Liquidation Rights..................................................................  8
         Section 5.4                Voting Rights.......................................................................  8
         Section 5.5                Conversion Rights...................................................................  9
         Section 5.6                Stock Splits, etc................................................................... 10
         Section 5.7                Consolidation, Merger or Sale....................................................... 10
         Section 5.8                Reacquired Shares................................................................... 10
         Section 5.9                Preferences, Appraisals, Redemption and Preemptive Rights........................... 10
         Section 5.10               Nonassessability of Common Shares................................................... 10

ARTICLE VI                          PREFERRED SHARES.................................................................... 11
         Section 6.1                Preferred Shares.................................................................... 11
         Section 6.2                The Class A Preferred Shares and the Class B Preferred Shares....................... 12
         Section 6.3                Nonassessability of Preferred Shares................................................ 12
         Section 6.4                Recording of Certificates of Designation............................................ 12

ARTICLE VII                         MEETINGS OF SHAREHOLDERS............................................................ 13
         Section 7.1                Annual Meeting...................................................................... 13
         Section 7.2                Special Meetings.................................................................... 13
         Section 7.3                Record Date......................................................................... 13
         Section 7.4                Voting of Shares.................................................................... 13
         Section 7.5                Inspectors of Elections............................................................. 14
         Section 7.6                Shareholder List.................................................................... 14
         Section 7.7                Quorum.............................................................................. 14
         Section 7.8                Notice.............................................................................. 14
         Section 7.9                Business Transacted................................................................. 14
         Section 7.10               Action at a Meeting................................................................. 15
         Section 7.11               Action Without a Meeting............................................................ 15
         Section 7.12               Effect of Action.................................................................... 15

ARTICLE VIII                        TRUSTEES; MEETINGS OF TRUSTEES...................................................... 15
         Section 8.1                Authority of Trustees............................................................... 15
         Section 8.2                Powers of Trustees.................................................................. 15
         Section 8.3                Number, Term and Qualifications..................................................... 17
         Section 8.4                Resignations........................................................................ 17
         Section 8.5                Removal of Trustees................................................................. 17
         Section 8.6                Newly Created Trusteeships and Vacancies............................................ 18
         Section 8.7                Compensation........................................................................ 18


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         Section 8.8                Committees.......................................................................... 18
         Section 8.9                By-Laws............................................................................. 18

ARTICLE IX                          OFFICERS............................................................................ 18

ARTICLE X                           CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.......................................... 19

ARTICLE XI                          ACCOUNTING.......................................................................... 19
         Section 11.1               Standard............................................................................ 19
         Section 11.2               Inspection of Records............................................................... 19
         Section 11.3               Annual Audit........................................................................ 19
         Section 11.4               Interim Reports..................................................................... 19

ARTICLE XII                         DURATION OF THE COMPANY............................................................. 20
         Section 12.1               Duration............................................................................ 20
         Section 12.2               Early Termination................................................................... 20
         Section 12.3               Procedure Upon Termination.......................................................... 20

ARTICLE XIII                        AMENDMENTS.......................................................................... 20
         Section 13.1               Amendment Procedure................................................................. 20
         Section 13.2               Amendments without Shareholder Approval............................................. 20
         Section 13.3               Recording Amendments................................................................ 21

ARTICLE XIV                         EXCULPATION AND INDEMNIFICATION; LIMITATION OF
                                    LIABILITY; RIGHT OF TRUSTEES AND OFFICERS TO OWN SHARES;
                                    REPRESENTATIONS AND GUARANTEES...................................................... 21
         Section 14.1               Exculpation and Indemnification of Trustees, Officers and Others.................... 21
         Section 14.2               Limitation on Liability of Shareholders, Trustees and Officers; Insurance........... 21
         Section 14.3               Right of Trustees and Officers to Own Shares........................................ 21
         Section 14.4               Representations and Guarantees...................................................... 21

ARTICLE XV                          MISCELLANEOUS....................................................................... 22
         Section 15.1               Fiscal Year......................................................................... 22
         Section 15.2               Checks.............................................................................. 22
         Section 15.3               Successors in Interest.............................................................. 22
         Section 15.4               Severability........................................................................ 22
         Section 15.5               California Laws Govern.............................................................. 22
         Section 15.6               Headings............................................................................ 22
         Section 15.7               No Third-Party Reliance............................................................. 22
         Section 15.8               Counterparts........................................................................ 22
         Section 15.9               Notice.............................................................................. 22
         Section 15.10              Agreement of Shareholders........................................................... 23



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                              AMENDED AND RESTATED
                             DECLARATION OF TRUST OF
                                  CAPITAL TRUST
                               a California trust
                       As amended through June ___ , 1997



         AMENDED AND RESTATED DECLARATION OF TRUST of Capital Trust, a California trust (the "Company"), incorporating all amendments thereto from date of execution, September 15, 1966, to the date hereof, June ___ , 1997.


                                 R E C I T A L S

          WHEREAS, Stanley C. Bateman, Noel Coleman, Donald Gilson, H. Glover Hughes, John M. Inman, Edward P. Jones, Leo G. McClatchy and C. Frank Pratt, Sr., desiring to create a trust entered into a Declaration of Trust, dated the 15th of September, 1966 (the "Original Declaration of Trust"), creating California Real Estate Investment Trust, a California trust, for the benefit of the holders from time to time of shares to be issued hereunder, who become parties hereto and beneficiaries of the Company by becoming the holders of one or more shares of beneficial interests in the Company;

          WHEREAS, Messrs. Bateman, Coleman, Gilson, Hughes, Inman, Jones, McClatchy and Pratt agreed to serve as the initial trustees of the Company;

          WHEREAS, pursuant to the terms of the Original Declaration of Trust, such individuals have been replaced as trustees by vote of the Shareholders by Martin L. Edelman, Gary R. Garrabrant, Craig M. Hatkoff, John R. Klopp, Sheli Z. Rosenberg, Lynne B. Sagalyn and Samuel Zell;

         WHEREAS, the holders of no less than sixty-six and two-thirds percent (66-2/3%) of the outstanding common shares of the Company entitled to vote, desiring to amend and restate the Original Declaration of Trust, have approved the amendment and restatement of the Original Declaration of Trust as set forth herein, including without limitation changing the name of the Company from "California Real Estate Investment Trust" to "Capital Trust"; and

         WHEREAS, the Board and the Shareholders desire that the Company qualify as an "association" taxable as a corporation under the Code, so long as such qualification, in the opinion of the Board, is advantageous to the Shareholders, and cease qualifying as a "real estate investment trust" under the Code;


                              D E C L A R A T I O N


         NOW, THEREFORE, in order to declare the terms and conditions upon which the Company is to be created, continued and operated and the terms and conditions upon which the proportionate share and interest of each Shareholder thereof is to be determined, as well as the terms and conditions

C/M 10397.0019 479413.1
under which property is to be held therein, the Trustees hereby declare that they will hold all investments of every type and description which they may acquire as such Trustees, together with the proceeds thereof, in trust, to manage, improve, hold and dispose of the same for the benefit of the holders of record from time to time of the Shares issued and to be issued hereunder, and in the manner and subject to the provisions hereof, to wit:


                                    ARTICLE I

                                   DEFINITIONS


         Section 1.1 "Bank Holding Company". The phrase "Bank Holding Company" shall mean a bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended) or any affiliate (as defined in Section 1841(k) of the Bank Holding Company Act of 1956, as amended) of any bank holding company (as defined in Section 1841(a) of the Bank Holding Company Act of 1956, as amended).

          Section 1.2 "Board". The word "Board" shall mean the board of trustees of the Company established pursuant to Section 8.3.

         Section 1.3 "Business Day". The phrase "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

         Section 1.4 "By-Laws". The word "By-Laws" shall mean the By-Laws of the Company as adopted, and as amended and restated from time to time, by the Board pursuant to Section 8.2(m) and Section 8.9 hereof, which By-Laws are incorporated herein by reference and shall form a part of the governing instrument of the Company.

         Section 1.5 "Certificate of Designation". The phrase "Certificate of Designation" shall mean a certificate of designation, preferences and rights establishing a class or series of preferred shares pursuant to Section 6.1.

         Section 1.6 "Class A Common Shares". The phrase "Class A Common Shares" shall mean the class A common shares, par value $1.00 per share, of beneficial interests in the Company, having the designations and rights, qualifications, limitations and restrictions set forth in this Declaration.

         Section 1.7 "Class A Preferred Shares". The phrase "Class A Preferred Shares" shall mean the class A 9.5% cumulative convertible preferred shares, par value $1.00 per share, in the Company established pursuant to the Certificate of Designation of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares adopted pursuant to Section 6.2.

         Section 1.8 "Class B Common Shares". The phrase "Class B Common Shares" shall mean the class B common shares, par value $1.00 per share, in the Company, having the designations and rights, qualifications, limitations and restrictions set forth in this Declaration.


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         Section 1.9 "Class B Preferred Shares". The phrase "Class B Preferred
Shares" shall mean the class B 9.5% cumulative convertible non-voting preferred shares, par value $1.00 per share, in the Company established pursuant to the Certificate of Designation of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares adopted pursuant to Section 6.2.

          Section 1.10 "Common Shares". The phrase "Common Shares" shall mean, collectively, the Class A Common Shares and the Class B Common Shares.

          Section 1.11 "Conversion Date". The phrase "Conversion Date" is defined in Section 5.5(b).

          Section 1.12 "Conversion Notice". The phrase "Conversion Notice" is defined in Section 5.5(b).

          Section 1.13 "Corporations Commissioner". The phrase "Corporations Commissioner" shall mean the Commissioner of Corporations of the State of California or his or her authorized representatives.

          Section 1.14 "Declaration" and "Declaration of Trust". The word "Declaration" and the phrase "Declaration of Trust" shall mean this document as it may from time to time be supplemented, amended or modified pursuant to the provisions hereof.

          Section 1.15 "Fair Market Value". The phrase "Fair Market Value" with respect to a Common Share means, as of any date, the average of the closing prices of Class A Common Shares for the 20 consecutive Trading Days next preceding the date five days prior to the date in question. The closing price for each day shall be:

                  (a) if the Class A Common Shares are listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, the last sale price, or the closing bid price if no sale occurred, of one Class A Common Share on the New York Stock Exchange or, if not then listed on the New York Stock Exchange, the principal securities exchange on which the Class A Common Shares are listed or admitted for trading; or

                  (b) if not listed or admitted for trading as described in clause (i) of this Section 1.15, the average of the closing sale price or, in the absence of a closing sale price, the highest bid and lowest asked prices of one Class A Common Share quoted in the NASDAQ National Market System or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted; or

                  (c)      if not quoted as described in clause (ii) of this
                           Section 1.15, the average of the highest bid and lowest offered quotations for one Class A Common Share as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and offered quotations for Class A Common Shares on at least five of the 20 consecutive Trading Days next preceding the date five days prior to the date in question.


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                  If none of the conditions set forth above is met, the closing price of one Class A Common Share on any day or the average of such closing prices for any period shall be the fair market value of one Common Share for such day or period as determined by a member firm of the New York Stock Exchange selected by the Company.

         Section 1.16 "File for Record". The phrase "File for Record" shall mean to file for record in the office of the county recorder for the county in which the Company maintains its principal office, and in the offices of the recorders for such other places as the Board may, from time to time, designate.

         Section 1.17 "GAAP". The phrase "GAAP" shall mean those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, results of operations and changes in financial position of any Person, except that any accounting principle or practice required to be changed by such Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards) in order to continue as a generally accepted accounting principle or practice may be so changed.

         Section 1.18 "Internal Revenue Code". The phrase "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as amended and in effect from time to time (or any corresponding provision of succeeding law).

         Section 1.19 "Person". The word "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

         Section 1.20 "Preferred Shares". The phrase "Preferred Shares" shall mean the Class A Preferred Shares, the Class B Preferred Shares and such other shares of the Company created pursuant to Section 6.1.

          Section 1.21 "Shares". The word "Shares" shall mean the Common Shares and the Preferred Shares, collectively.

          Section 1.22 "Shareholders". The word "Shareholders" shall mean the holders of record of the Company's outstanding Shares.

         Section 1.23 "Subsidiary". The phrase "Subsidiary" shall mean (a) any corporation 50% or more of the voting securities of which is owned, directly or indirectly, by the Company, or (b) any other Person whose accounts are required under GAAP to be included in the Company's consolidated financial statements.

         Section 1.24 "Trading Days". The phrase "Trading Days" shall mean, with respect to the Class A Common Shares: (i) if the Class A Common Shares are listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; or (ii) if the Class A Common Shares are not listed or admitted for trading on any national securities exchange, but are quoted on the NASDAQ National Market System, any similar system of automated

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



dissemination of quotations of securities prices or the National Quotation Bureau Incorporated, each day on which quotations may be made on such system; or
(iii) if the Class A Common Shares are not quoted on any system or listed or admitted for trading on any securities exchange, a Business Day.

         Section 1.25 "Trustees". The word "Trustees" shall mean the trustees of the Company elected from time to time as provided in Article VIII hereof.

         Section 1.26 "Voting Preferred Shares". The phrase "Voting Preferred Shares" shall mean the Class A Preferred Shares and such other shares of the Company created pursuant to Section 6.1 and designated by the Board at such time as Shares entitled to vote.

          Section 1.27 "Voting Shares". The phrase "Voting Shares" shall mean, collectively, the Class A Common Shares and the Voting Preferred Shares.


                                   ARTICLE II

                                   THE COMPANY

         Section 2.1 Name. The name of the Company is "Capital Trust," and so far as may be practicable the Board shall conduct the Company's activities, execute all documents and sue or be sued under that name, which name shall refer to the Company and the Trustees in their capacity as trustees, and not individually or personally, and shall not refer to the officers or Shareholders of the Company or to the agents or employees of the Company or of such Trustees. Should the Board determine that the use of such name is not practicable, legal or convenient, the Board may use such other designation or they may adopt such other name for the Company as they deem proper and the Company may hold property and conduct its activities under such designation or name.

         Section 2.2 Principal Office. The Company shall maintain its principal office at 885 Third Avenue, New York, New York 10022. Such office may be changed from time to time by the Board. The Company may have additional business addresses as the Board may determine from time to time.

         Section 2.3 Purpose. The purpose of the Company shall be, as determined from time to time by the Board, to engage in any lawful business or activity for which a trust may be organized under the laws of the State of California.

         Section 2.4 No Partnership Relationship. The Company shall be a common law trust under the laws of the State of California. The Company is not intended to be, and shall not be deemed to be, and shall not be or elect to be treated as, a general partnership, limited partnership, joint venture or joint stock company. The Shareholders shall be beneficiaries and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder. Nothing contained herein or in any Share certificate, and no act done or any writing or agreement made during the continuance of the Company, shall be construed as, or have the effect of constituting the Trustees, the Shareholders or any of them or any other Person, co-partners or otherwise members of any association.


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         Section 2.5 Amendment and Restatement of Original Declaration of Trust.
This Declaration of Trust amends and restates in its entirety the Original Declaration of Trust with respect to the Company.


                                   ARTICLE III

                                INVESTMENT POLICY

         Section 3.1 General Policy. The Board shall from time to time establish by resolution or in the By-Laws of the Company policies to govern the investment and reinvestment of monies and other property held in the trust estate. Any such investment policies may contain prohibitions or restrictions upon certain types of investments.

         Section 3.2 Maintenance of Assets. The Board, on behalf of the Company, shall have the authority, itself or through officers, agents or independent contractors, to incur all expenses and make all expenditures from Company assets necessary or desirable for the protection, improvement, maintenance, repair, alteration, efficient operation or ready marketability of any asset of the Company. All such expenses shall be paid or reimbursed from the assets of the Company.

         Section 3.3 Disposition or Encumbrance of Assets. The Board shall have full discretion in retaining, selling, exchanging, financing or encumbering any asset of the Company, or any interest in such asset.

         Section 3.4 Use of Brokers and Appraisers. Subject to the provisions of
Section 3.7 hereof, the Board may employ at the expense of the Company the services of any Person, including without limitation any real estate or securities broker, for the purpose of appraising, acquiring, financing, encumbering or disposing of assets of the Company.

         Section 3.5 Management of Company Property. Subject to the provisions of Section 3.7 hereof, whenever any property of the Company shall require active management, such services shall be provided for reasonable compensation by a contractor selected for such purpose by the Board from among qualified Persons. The Board shall not perform such services.

         Section 3.6 The Company's Right to Borrow Funds. The Company may, in the discretion of the Board, borrow funds from institutional lenders, banks and other lenders through the issuance of commercial paper, notes, debentures, bonds and other debt obligations of any kind and nature whatsoever (which may be convertible into Shares or other equity interests or be issued together with warrants to acquire Shares or other equity interests), and may grant security interests in or otherwise encumber any Company assets or provide Company guarantees in connection therewith.

         Section 3.7 Transactions with Related Parties. (a) No contract or transaction between the Company and one or more of its Trustees, officers or Shareholders, or between the Company and any other Person in which one or more of its Trustees, officers or Shareholders are directors, officers or trustees, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Trustee or officer is present at or participates in the meeting of the Board or any committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if:


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                (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Trustees, even though the disinterested Trustees be less than a quorum; or

               (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the Shareholders; or

              (iii) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board, a committee of the Board or the Shareholders.

Interested Trustees may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

         (b) The Board or any committee thereof shall be entitled in their discretion to retain, at the Company's expense, independent appraisers, investment bankers, legal counsel, accountants and other professional consultants or advisors to assist them in their determination as described in paragraph (a) above.

         (c) No Shareholder shall have any right, by virtue of this Agreement or otherwise, to share or participate in or to approve any other investments or activities of any other Shareholder, Trustee or employee or the income or proceeds derived therefrom. No Shareholder, Trustee or employee shall be obligated to offer or bring to the attention of the Company or the Board any business investment or opportunity, whether or not within the scope of the Company's purposes. Any Shareholder, Trustee or employee may at any time own, invest in or manage any business investment or opportunity, whether or not competitive with the Company or otherwise within the scope of the Company purpose. No Shareholder, Trustee or employee shall have any restriction on competing with the Company (except as may be specifically provided for in a written agreement between the Company and such Trustee, Shareholder or employee) or any obligation or responsibility to disclose, account for or offer any investment or opportunity to the Company or its Shareholders, and the Company and its Shareholders shall have no rights or interests therein.


                                   ARTICLE IV

        CLASSES OF SHARES; DESIGNATIONS, PREFERENCES, ETC.; SHAREHOLDERS

          Section 4.1 Number of Shares; Classes. (a) The total number of Common Shares and Preferred Shares which may be issued by the Board shall not be limited.

         (b) There shall be four classes of shares of beneficial interest: the Class A Common Shares, the Class B Common Shares, the Class A Preferred Shares and the Class B Preferred Shares; provided, however, that the Board may establish additional classes or series of Preferred Shares as set forth in
Section 6.1. All Common Shares, the Class A Preferred Shares and the Class B Preferred Shares shall be of one dollar ($1.00) par value.


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         Section 4.2 Designations, Preferences, etc. The designations, preferences, powers, qualifications and special or relative rights or privileges of the Common Shares and Preferred Shares of the Company shall be as set forth below in Article V with respect to Common Shares and in Certificates of Designation adopted pursuant to Article VI with respect to Preferred Shares.

         Section 4.3 Shareholder's Interest in the Company. The interest in the Company of each Shareholder consists of his or her right to enforce the performance of the Company, including the right to participate in distributions of the Company's assets, as provided in this Declaration of Trust and any Certificate of Designation. Such interest is personal property. During the continuation of the Company's business, no Shareholder or his or her legal representative or successor shall be entitled to a partition of the Company's property or, except as herein provided, to an accounting, nor shall the Company be in any manner affected by the death, insanity or bankruptcy of any Shareholder, or by the transfer of any Share or Shares of the Company.


                                    ARTICLE V

                                  COMMON SHARES

         Section 5.1 Common Shares; Identical Rights. Except as expressly provided otherwise in this Article V or as required by law, all Common Shares shall be identical and shall entitle the holders thereof to the same voting, divided or distribution, liquidation and other rights.

         Section 5.2 Dividends. Subject to any preferences which may be granted to holders of Preferred Shares, the Board may cause dividends to be declared and paid on outstanding Common Shares out of funds legally available therefor, at such times, in such amounts and from such sources, whether income, surplus, capital or any combination thereof, as they in their discretion may determine. When, as and if such dividends are declared by the Board, whether payable in cash, property or securities of the Company, the holders of Common Shares shall be entitled to share equally in, and to receive in accordance with the number of Common Shares held by each such holder, all such dividends, except that if dividends are declared that are payable in Common Shares, such dividends shall be payable at the same rate on each class or series of Common Shares and shall be payable only in Class A Common Shares to holders of Class A Common Shares and in Class B Common Shares to holders of Class B Common Shares. The Board, pursuant to Section 7.3, may fix a record date for the determination of holders of Common Shares entitled to receive such dividend.

         Section 5.3 Liquidation Rights. In the event of the termination of the Company pursuant to Section 12.2, or upon the distribution of its assets, after the payment in full or the setting apart for payment to all creditors of the Company of the amounts to which they shall be entitled and subject to such preferential amounts, if any, to which the holders of Preferred Shares at the time outstanding shall be entitled, the remaining assets of the Company available for payment and distribution to holders of Common Shares shall, subject to any participating or similar rights of Preferred Shares at the time outstanding, be distributed ratably, in accordance with the number of Common Shares held by each such holder, equally among the holders of Common Shares at the time outstanding.

          Section 5.4 Voting Rights. (a) The Class B Common Shares shall not have voting rights and shall not be counted in determining the presence of a quorum.


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         (b) Except as otherwise required by law or provided in Section 5.4(a)
or Section 8.3(c), and subject to the special voting rights of any outstanding Voting Preferred Shares, the approval of all matters brought before the Shareholders shall require the affirmative vote of the holders of a majority in voting power of the Voting Shares (including the Class A Common Shares) that are present in person or represented by proxy and voting as a single class. Each Voting Share shall entitle the holder thereof to such voting rights as are specified in this Section 5.4 or, with respect to a Voting Preferred Share, in the Certificate of Designation with respect to such Voting Preferred Share.

         (c) Notwithstanding anything to the contrary in this Section 5.4 or any Certificate of Designation, any Voting Shares owned, directly or indirectly, by the Company or any of its Subsidiaries shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

         Section 5.5       Conversion Rights.

         (a) Each Class A Common Share shall be convertible at the option of the holder thereof at any time and from time to time into one fully paid and nonassessable Class B Common Share. Subject to delivery of the certification described in Section 5.5(b) below, each Class B Common Share shall be convertible at the option of the holder thereof at any time and from time to time into one fully paid and nonassessable Class A Common Share.

         (b) In order to exercise the conversion right, the holder of any Common Shares to be converted in whole or in part shall surrender the certificate or certificates evidencing such Common Shares to the Company and shall give written notice to the Company ("Conversion Notice") that the Shareholder elects to convert such Common Shares or the portion thereof specified in said notice into Class A Common Shares or Class B Common Shares, as specified by the Shareholder in the Conversion Notice. The Conversion Notice shall also (i) state the name or names (with address) in which the certificates for Common Shares shall be issued and (ii) if Class B Common Shares are to be converted into Class A Common Shares, contain a certification by the Shareholder that either (a) the Shareholder is not a Bank Holding Company or (b) the Shareholder intends to sell such securities to a Person that is not a Bank Holding Company and will not take delivery of the Class A Common Shares or (c) the Shareholder will not, upon the issuance of such Class A Common Shares, own more than 4.9% of any class or series of Voting Shares of the Company. Each certificate evidencing Common Shares surrendered for conversion shall, unless the Shares issuable on conversion are to be issued in the same name as the registration of such Common Shares, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Shareholder or its duly authorized attorney. As promptly as practicable after receipt of a Conversion Notice and surrender of the certificate or certificates evidencing the Common Shares relating thereto, the Company shall issue and deliver to such Shareholder (or upon the written order of such Shareholder) a certificate or certificates for the number of full Common Shares issuable upon the conversion of such Common Shares or portion thereof in accordance with the provisions of this Section 5.5(b). In the event that less than all the Common Shares represented by a certificate are to be converted, the Company shall issue and deliver or cause to be issued and delivered to (or upon the written order of) the Shareholder of the Common Shares so surrendered, without charge to such Shareholder, a new certificate or certificates representing a number of Common Shares equal to the unconverted portion of the surrendered certificate. Each conversion shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate or certificates evidencing such Common Shares shall have been surrendered to the Company or its transfer agent and a Conversion Notice with respect to such Common Shares shall have been received by the Company, as described

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above. Any Person in whose name any certificate or certificates for Common
Shares shall be issuable upon conversion shall be deemed to have become the holder of record of the Common Shares represented thereby on the Conversion Date; provided, however, if the certificate or certificates evidencing Common Shares are surrendered on any date when the Share transfer books of the Company shall be closed, the Shareholder shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes until the next succeeding day on which such Share transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such certificate or certificates shall have been surrendered. No payment or adjustment will be made for dividends or other distributions with respect to any Common Shares issuable upon conversion of Common Shares as provided herein.

         (c) The issuance of Share certificates upon conversion of Common Shares shall be made without charge to the converting Shareholder for any tax in respect of the issuance thereof.

         (d) The Company covenants that all Common Shares which may be issued upon conversion of Common Shares will upon issuance be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issuance thereof.

         Section 5.6 Stock Splits, etc. The Company shall not in any manner subdivide or combine (by any stock split, reclassification, stock dividend, recapitalization, consolidation or otherwise) any outstanding class or series of Common Shares unless all classes and series of outstanding Common Shares shall be subdivided or combined proportionately and in the same manner.

         Section 5.7 Consolidation, Merger or Sale. The Company shall not in any manner consolidate or merge with another Person or sell or convey the properties and assets of the Company as, or substantially as, an entirety to any other Person, unless the outstanding Common Shares of all classes and series are convertible into the same kind and amount of shares and other securities or property or assets (including cash) receivable under such consolidation, merger, sale or conveyance by a holder of Common Shares.

         Section 5.8 Reacquired Shares. Any Common Shares which are converted, purchased, redeemed or otherwise acquired by the Company shall be retired and canceled by the Company promptly thereafter.

         Section 5.9 Preferences, Appraisals, Redemption and Preemptive Rights. Holders of Common Shares shall not be entitled to preferences, appraisals or preemptive rights of any kind. No Shareholder may demand that the Company or the Trustees redeem his or her Common Shares.

         Section 5.10 Nonassessability of Common Shares. After the payment of subscription price therefor, no assessment shall ever be made upon the Common Shares of the Company.



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                                   ARTICLE VI

                                PREFERRED SHARES

         Section 6.1 Preferred Shares. (a) The Board is hereby expressly authorized at any time, and from time to time, to provide for the issuance of Preferred Shares in one or more classes or series, with such rights, powers, preferences, privileges and restrictions as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board, and as are not otherwise stated and expressed in this Declaration of Trust, including (without limiting the generality thereof) the following as to each such class or series:

       (i) The distinctive designation of such class or series, and the number of Preferred Shares of such class or series authorized;

      (ii) The dividends payable with respect to such class or series, the rates or basis for determining such dividends, and conditions and dates upon which such dividends shall be payable, the preferences, if any, of such dividends over, or the relation of such dividends to, the dividends payable on any other class or series of securities of the Company, whether such dividends shall be noncumulative or cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative;

     (iii) Whether Preferred Shares of such class or series shall be redeemable at the option of the Company or upon the happening of a specified event, and, if redeemable, whether for cash, property or rights, including securities of the Company, the times, prices or rates and any adjustment and other terms and conditions of such redemption;

       (iv) The terms and amount of any sinking, retirement or purchase fund provided for the purchase or redemption of Preferred Shares of such class or series;

       (v) Whether or not Preferred Shares of such class or series shall be convertible into or exchangeable for other securities of the Company, at the option of the Company or of the holder of such Preferred Shares or both, or upon the happening of a specified event, and, if provision be made for such conversion or exchange, the terms, prices, rates, adjustments and any other terms and conditions thereof;

      (vi) The extent, if any, to which the holders of the Preferred Shares of such class or series shall be entitled to vote with respect to the election of Trustees or on other issues, including without limitation the extent, if any, to which such holders shall be entitled, voting as a class or series or jointly with other classes or series, to elect one or more Trustees upon the happening of a specified event or otherwise, or entitled to multiple votes per Preferred Share;

       (vii) The restrictions, if any, on the issue or reissue of Preferred Shares of such class or series or any other classes or series;

       (viii) The extent, if any, to which the holders of the Preferred Shares of such class or series shall be entitled to preemptive rights;


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      (ix)        The rights of the holders of the Preferred Shares of such
                  class or series upon the termination of the Company or any distribution of its assets, including without limitation any preferential amount payable upon such Preferred Shares or any other rights of holders of such Preferred Shares in the event of the liquidation, dissolution or winding up of the Company or the distribution of its assets; and

       (x) The terms of any other provisions to be applicable to such Preferred Shares and such other powers, preferences, rights, limitations or restrictions as the Board shall determine.

                  (b) Before the Company shall issue any Preferred Shares of any class or series, a Certificate of Designation setting forth the resolution or resolutions of the Board fixing the voting powers, designations, preferences and rights of such class or series, the qualifications, limitations or restrictions thereof, and the number of Preferred Shares of such class or series authorized by the Board, shall be signed and acknowledged by the officer or officers of the Company designated by the Board pursuant to resolution of the Board and filed among the records of the Company. Except to the extent otherwise expressly provided in any such resolution or resolutions creating such class or series, the number of Preferred Shares of the classes or series authorized by such resolution or resolutions may be increased or decreased (but not below the number of Preferred Shares of such class or series then outstanding) and any other amendment to such resolution or resolutions may be effected, by a Certificate of Designation, setting forth a resolution or resolutions of the Board authorizing such increase, decrease or amendment, signed and acknowledged by the officer or officers of the Company designated by the Board. The Board shall cause notice of the adoption or amendment of any Certificate of Designation and a copy thereof to be mailed to Shareholders within 90 days following such adoption or amendment. Except to the extent otherwise expressly provided in the resolution or resolutions creating such class or series of Preferred Shares, any such amendment may, without limitation, cancel or otherwise affect the right of the holders of Preferred Shares of such class or series to receive dividends which have accrued but have not been declared.

         Section 6.2 The Class A Preferred Shares and the Class B Preferred Shares. The Class A Preferred Shares and the Class B Preferred Shares shall have the rights, preferences, privileges and restrictions stated and expressed in the Certificate of Designation of the Class A Preferred Shares and the Class B Preferred Shares adopted by resolution or resolutions of the Board providing for the issue thereof, and signed and acknowledged by the officer or officers of the Company designated by the Board, as the same may be amended or modified from time to time.

         Section 6.3 Nonassessability of Preferred Shares. After payment of the subscription price therefor, no assessment shall ever be made upon the Preferred Shares of the Company.

         Section 6.4 Recording of Certificates of Designation. Following the adoption of any Certificate of Designation, if deemed advisable by the Board, the officer or officers of the Company designated by the Board, shall execute such Certificate of Designation and File for Record such Certificate of Designation.



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                                   ARTICLE VII

                            MEETINGS OF SHAREHOLDERS

         Section 7.1 Annual Meeting. The annual meeting of the Shareholders shall be held on a Business Day during the fifth or sixth calendar month of the Company's fiscal year, between 9:00 a.m. and 10:00 p.m., at New York, New York, or at such other location as the Board shall select. Notice of the date, hour and place of the meeting as determined by resolution of the Board shall be mailed to Shareholders at least 14 days before the day of the meeting.

         Section 7.2 Special Meetings. Special meetings of Shareholders may be called at any time and place by the Board and the Board shall cause a special meeting to be called upon receipt of the written request of the holders of thirty-three and one-third percent (33-1/3%) of the outstanding Voting Shares entitled to vote on any matter to be voted on at such special meeting, which request shall specify the purpose or purposes for which such meeting is to be called. If for any reason an annual meeting of Shareholders as herein provided for shall be omitted, a special meeting of Shareholders may subsequently be held in lieu thereof and the business of the annual meeting may be transacted thereat.

         Section 7.3 Record Date. The Board may, without closing the transfer books, fix a date not more than 60 days prior to the date of any meeting of Shareholders or dividend payment as a record date for the determination of Shareholders entitled to vote at such meeting and any adjournment thereof, or to receive such dividend. Any Person who is a registered Shareholder of Voting Shares at the time so fixed shall be entitled to vote at such meeting or any adjournment thereof, and any Person who is a registered Shareholder at the time so fixed shall be entitled to receive such dividend, even though he or she has since that date disposed of his or her Shares, and no Shareholder becoming such after that date shall be so entitled to vote at such meeting or any adjournment thereof or to receive such dividend.

         Section 7.4 Voting of Shares. (a) Each Voting Share shall be entitled to the vote specified in Section 5.4; provided, that only holders of record as of the record date for the meeting shall be entitled to vote at any meeting of Shareholders.

         (b) Whenever the vote or written consent of Shareholders is required or permitted under this Declaration, such vote or consent may be given either in person or by proxy. The Board may solicit such proxies from the holders of Voting Shares or any of them in any matter requiring or permitting the Shareholders' vote or written consent. No proxy for any meeting of Shareholders shall be effective unless such proxy shall have been received in the office of the Company, or such other location designated by the Board and indicated in the material soliciting the proxies, for verification prior to the meeting.

         (c) When a Voting Share entitled to vote is held jointly by several Persons, any one of them may vote at any meeting in person or by proxy with respect to such Voting Share, but if more than one of them shall be present at such meeting in person or by proxy and such joint owners or their proxies so present disagree as to any vote to be cast, no vote shall be received with respect to such Voting Share.

          Section 7.5 Inspectors of Elections. (a) The Board, in advance of any Shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If

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inspectors are not so appointed, the person presiding at a Shareholders' meeting may, and on the request of any Shareholder entitled to vote thereat shall, appoint at least one inspector. In case any appointed inspector fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at that meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.

         (b) The inspectors shall determine the number of Shares outstanding, the number of Shares represented at the meeting, the existence of a quorum and the validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions arising in connection with the right to vote; count and tabulate all votes, ballots or consents; determine the result; and do such acts as are necessary to conduct the election or vote with fairness to all holders of Voting Shares. On request of the person presiding at the meeting or any Shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

         Section 7.6 Shareholder List. The officer who has charge of the Share ledger of the Company shall, at least ten days before each meeting of Shareholders, prepare a complete alphabetical address list of the Shareholders entitled to vote at the ensuing election, with the number of Voting Shares held by each. Said list shall be open to the examination of any Shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall be available for inspection at the meeting.

         Section 7.7 Quorum. A majority of the outstanding Voting Shares entitled to vote on any matter to be voted on at such meeting represented in person or by proxy shall constitute a quorum at any such meeting. The holders of Voting Shares present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum. In the absence of a quorum, any meeting of Shareholders may be adjourned from time to time, up to and including the 45th day following the originally noticed meeting date by an affirmative vote of a majority of the Voting Shares entitled to vote and represented in person or by proxy at the meeting.

         Section 7.8 Notice. Notice of all meetings of Shareholders shall be given at the direction of the Board by the officer or officers authorized by the Board, and shall be mailed not less than 14 days nor more than 60 days before the day of the meeting to each Shareholder at his or her address as given in the register, or lacking such address, to such Shareholder addressed to the principal office of the Company. Any adjourned meeting may be held as adjourned, without further notice.

         Section 7.9 Business Transacted. No business shall be transacted at any special meeting of Shareholders unless notice of such business have been given in the call for the meeting.

         Section 7.10 Action at a Meeting. Whenever any action is to be taken by the Shareholders, it shall, except as otherwise required by this Declaration, provisions of the Certificate of Designation relating to any class or series of Voting Preferred Shares which may at the time be outstanding, or by

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law, be authorized by the affirmative vote of a majority of the votes cast at a meeting of Shareholders at which a quorum is present by holders of Voting Shares entitled to vote thereon.

         Section 7.11 Action Without a Meeting. Any action which may be taken at any meeting of Shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Voting Shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares entitled to vote thereon were present and voted. Prompt notice (but in any event within 90 days) of the taking of the action without a meeting by less than unanimous written consent shall be given to those Shareholders who have not consented in writing.

         Section 7.12 Effect of Action. Except as otherwise expressly provided by law, this Declaration of Trust or the provisions of the Certificate of Designation relating to any class or series of Voting Preferred Shares which may at the time be outstanding, no action taken by the Shareholders at any meeting shall in any way bind the Board in its management of the Company.


                                  ARTICLE VIII

                         TRUSTEES; MEETINGS OF TRUSTEES

         Section 8.1 Authority of Trustees. Except as otherwise expressly provided in this Declaration of Trust or a Certificate of Designation, the business, affairs and assets of the Company shall be entrusted to the exclusive management and control of the Trustees. The Trustees shall exercise their powers hereunder for the exclusive benefit of the Shareholders.

         Section 8.2 Powers of Trustees. The Trustees shall have full and absolute power, control and authority over all of the Company's assets held by or for them hereunder, and over the business and affairs of the Company, to the same extent as if they were the sole owners of such assets and such business in their own right, subject only to the limitations expressly stated in this Declaration of Trust or a Certificate of Designation. Without limitation of the generality of the foregoing, the Trustees shall have power:

                  (a) To design and adopt a seal of the Company, and to change the same from time to time; to locate and relocate the principal office of the Company; and from time to time to change the name of the Company, and under such name to make and execute contracts and all kinds of instruments, conduct business, acquire and convey real or personal property, and sue or be sued;

                  (b) To solicit proxies of the Shareholders; to declare and effect Share dividends and splits; and when good reason appears therefor, to require that outstanding certificates be handed in to the Company in exchange for new certificates;

                  (c) To issue from time to time, without the necessity of a prior offering thereof to existing Shareholders (subject to the provisions of the Certificate of Designation relating to any class or series of Preferred Shares that may then be outstanding), Shares of the Company in addition to any then outstanding, issuing the same to such party or parties, for such

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         property or consideration, at such time or times, and on such terms as the Board deems best, and in so doing, to allow or eliminate fractional Shares, in their discretion;

                  (d) To acquire and dispose of assets, and otherwise conduct the business of the Company; and to cause to be organized or assist in organizing, under the laws of any jurisdiction, such corporations, partnerships, limited liability companies, trusts, associations or other organizations having such rights, powers and discretion as they deem desirable for purposes of the Company;

                  (e) To take out policies of insurance at the expense of the Company, including without limitation liability, life, fire and casualty insurance, including Workman's Compensation, covering such Persons, property and contingencies and in such amounts as they deem proper;

                  (f) To lease to or from others for a term extending beyond the possible termination of the Company; to acquire and deal absolutely with property of any description, real or personal; and to lend and borrow money and incur indebtedness for the purposes of the Company, and cause to be executed and delivered therefor promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor;

                  (g) To exercise all rights, powers and privileges relating to the ownership of any stock, bonds or other securities forming part of the Company's assets;


                   (h) To employ such assistance, at such compensation, as they deem expedient in the transaction of the business of the Company;


                  (i) To determine in their discretion whether any moneys, securities or other properties of the Trust are to be considered as principal or income, and in what manner any expenses or disbursements are to be charged as between principal and income, or as between earnings, surplus and capital, as the case may be;

                   (i) To determine the Fiscal Year and the accounting procedures of the Company, and to change the same from time to time;

                  (j) To invest the assets of the Company, and to distribute or retain the income of the Company in a manner that will terminate the status of the Company as a real estate investment trust under the Code or to file an election with the Internal Revenue Service that terminates such status;

                  (k) To compromise or settle claims of or against the Company; and to take such action, legal or otherwise, as appears to them necessary or desirable in the interests of the Company or the Shareholders, and in so doing to pay the expenses thereby incurred in good faith, including counsel fees, from the funds of the Company;

                   (l) To determine the proper interpretation of any provision of this Declaration of Trust, the By-Laws and any Certificate of Designation;


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                  (m) To adopt, implement and from time to time amend or restate
         By-Laws of the Company relating to the business and organization of the Company that are not inconsistent with the provisions of this Declaration; and

                  (n) To do all acts and undertake all things which in their judgment are necessary, convenient or appropriate to promote the purposes of the Company, although such acts or things are not specifically mentioned in this Declaration.

         Section 8.3 Number, Term and Qualifications. (a) In managing the business, affairs and assets of the Company, the Trustees shall act as a Board. The full Board shall consist of no less than three Trustees and no more than 21 Trustees, the number to be established by resolution of the Board from time to time. Ownership of all trust assets, legal, equitable or both, shall be vested jointly in those Trustees in office at any time. A successor Trustee shall succeed immediately upon accepting office to the interest of his or her predecessor without the necessity of any transfer or conveyance.

         (b) Each Trustee shall hold office until the expiration of his or her term and until the election and qualification of his or her successor. The term of the Trustees shall expire at each annual meeting of the Shareholders following the election of Trustees at such annual meeting. Trustees may be reelected.

         (c) Subject to the terms of Section 8.6 and the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, Trustees shall be elected by a plurality of the Voting Shares represented in person or by proxy at the annual meeting of Shareholders. At all elections of Trustees, voting by Shareholders shall be conducted under the non-cumulative method. Each Trustee so elected shall serve until his or her term of office expires and until the election and qualification of his or her successor. Each Trustee shall qualify following his or her election, whether by the Shareholders or by the remaining Trustees, by filing a notice of acceptance with the Board. The officers so designated by the Board shall, from time to time when deemed necessary by the Board, execute and File for Record an instrument which sets forth the then existing membership to the Board.

         Section 8.4 Resignations. Any Trustee may resign his or her office by an instrument in writing signed by him and delivered to the Board, which resignation shall take effect after such delivery and on the date indicated in such instrument.

         Section 8.5 Removal of Trustees. Subject to the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, a Trustee may be removed from office at any time either:

         (a) with or without cause by the vote or written consent of either (i) a majority of the Trustees then in office and a majority of the outstanding Voting Shares of the Company entitled to vote or (ii) sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares of the Company entitled to vote, or

                   (b) with cause by the vote or written consent of a majority of the Trustees then in office.

         Section 8.6 Newly Created Trusteeships and Vacancies. In the case of the death or resignation of one or more Trustees, or vacancies occurring in the Board for any reason, including newly created trusteeships resulting from an increase in the number of Trustees, the vacancies so

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created may be filled by the Trustee (if only one Trustee is then remaining) or a majority of the Trustees remaining in office at the time, although less than a quorum exists, and each new Trustee shall serve for the unexpired term of his or her predecessor and until the election and qualification of his or her successor. No vacancy in the Board shall operate to diminish the powers of the Trustee or Trustees remaining in office. Upon the resignation or removal of any Trustee, or his or her otherwise ceasing to be a Trustee, his or her interest as a Trustee in all the Company's properties shall automatically cease and, without need for any conveyancing document, shall vest in the remaining Trustees, but he or she shall execute and deliver such documents as the remaining Trustees shall require to confirm the conveyance of any of the Company's property held in his or her name, and shall account to the remaining Trustees as they require for all property which he or she holds as Trustee and shall thereupon be discharged as Trustee.

         Section 8.7 Compensation. The Trustees, the officers and every other Person appointed, employed or otherwise engaged to assist in the execution of the Company's business, shall receive such compensation from the assets of the Company for their respective services to the Company as shall be fixed from time to time by the Board.

         Section 8.8 Committees. The Trustees may appoint one or more committees from their number and delegate to such committees any of the powers and authority of the Board in the management of the business, affairs and assets of the Company, except the power to declare dividends and initiate amendments to this Declaration.

         Section 8.9 By-Laws. The Board may adopt and from time to time amend or repeal by-laws for the conduct of its business and the business of the Company, including, without limitation, the form of share certificates, mechanics of share transfers, limitations upon the transferability of shares, and provisions with respect to the exculpation and indemnification of Trustees, officers and other parties by the Company. Such by-laws may also define the duties of the Company's officers, agents, employees and representatives.


                                   ARTICLE IX

                                    OFFICERS

         The Board may appoint such officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board. Officers of the Company shall be elected by the Board and shall hold office until their successors are elected and qualify or until their earlier resignation or removal. The officers shall be elected at the first meeting of the Board after each annual meeting of the Shareholders. More than one office may be held by the same person. The Board may delegate to any Trustee(s), officer(s), employee(s) or agent(s) the authority to act on behalf of the Company, including without limitation the authority to execute any contract, agreement, document, conveyance, deed, deed of trust, mortgage, release or other written instruments.


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                                    ARTICLE X

                   CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.

         Subject to other requirements and restrictions of this Declaration of Trust and the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, the Company shall not be incorporated, merged into another entity, consolidated with one or more entities into a new entity, reorganized as a new entity, liquidated or dissolved, and all or substantially all of the assets of the Company shall not be sold, leased, exchanged or otherwise disposed of, except in each case upon the affirmative vote or written consent of a majority of the outstanding Voting Shares of the Company entitled to vote, voting as a single class or series. Upon any such approval of the holders of the Voting Shares, no approval of such transaction by the Board shall be required.


                                   ARTICLE XI

                                   ACCOUNTING

          Section 11.1 Standard. Unless otherwise determined by the Board, the books and records of the Company shall be kept in conformity with GAAP.

         Section 11.2 Inspection of Records. The records of the Company shall be open for inspection by the Commissioner of Corporations, who shall have the right to make copies thereof or extracts therefrom. The Share register or a duplicate thereof, the books of account, and minutes of proceedings of the Shareholders and the Board and of executive committees of the Board, shall be open to inspection at any reasonable time upon the written demand of any Shareholder, made upon the Board, for a purpose reasonably related to his or her interests as a Shareholder, and shall be exhibited at any time when required by the demand at any Shareholders' meeting of ten percent of the Shares represented at the meeting. Inspection by a Shareholder may be made in person or by agent or attorney, and the right of such inspection includes the right to make extracts. Each Trustee shall have the right at all reasonable times during his or her term of office to inspect the records and property of the Company.

         Section 11.3 Annual Audit. The Board shall cause to be prepared at least annually, at the expense of the Company, a report of the Company's operations, containing a balance sheet and a statement of income and an opinion of an independent certified public accountant on the financial statements. Such opinion shall be based on an examination of the books and records of the Company which is not materially limited in scope and, unless otherwise determined by the Board, is made in accordance with GAAP.

         Section 11.4 Interim Reports. Interim reports, containing a current balance sheet which may be unaudited, shall be prepared at least quarterly and shall be furnished within a reasonable time after the close of the quarter to each Shareholder.



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                                   ARTICLE XII

                             DURATION OF THE COMPANY

          Section 12.1 Duration. The Company shall continue for the lives of the following named children and grandchildren of the initial trustees, living on the day of execution of the Original Declaration of Trust, to-wit: Phillip Allen Bateman, Deborah Brown, Donald Gilson, Jr., Judy C. Inman, Gregory B. Jones, James W. Jones, Steven E. Jones, Valerie Jones, Cherryl McClatchy, Julia McClatchy, Leo A. McClatchy, Patricia O'Neil, Sean M. O'Neil, C. Frank Pratt, Jr., C. Frank Pratt III, Paul D. Pratt, George Robert Thompson, Laraine M. Thompson, Lynette F. Thompson, and for 20 years after the death of the last survivor of them, and shall thereupon cease.

         Section 12.2 Early Termination. This trust shall be irrevocable. Subject to the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, the business of the Company may be terminated or dissolved only upon the affirmative vote or written consent of either (i) a majority of the Trustees then in office and a majority of the outstanding Voting Shares of the Company or (ii) sixty-six and two-thirds percent (66- 2/3%) of the outstanding Voting Shares of the Company.

         Section 12.3 Procedure Upon Termination. Upon termination of the Company, the Board shall cause such liquidation of the Company's assets as they deem desirable, shall pay or make adequate provision for all liabilities of the Company, whether present or contingent, shall pay to the holders of Preferred Shares at the time outstanding such preferential amounts, if any, as such holders shall be entitled, and shall distribute the remaining assets of the Company, either in kind or in money or both, ratably to the holders of the Common Shares at the time outstanding, subject to any participating or similar rights of the Preferred Shares at the time outstanding.


                                  ARTICLE XIII

                                   AMENDMENTS

         Section 13.1 Amendment Procedure. Any amendment to this Declaration of Trust shall be in writing and, subject to the terms of Section 13.2 and the provisions of the Certificate of Designation relating to any class or series of Preferred Shares which may at the time be outstanding, shall require and shall be effective upon the affirmative vote or written consent of either (i) a majority of the Trustees then in office and a majority of the outstanding Voting Shares of the Company, or (ii) sixty-six and two-thirds percent (66-2/3%) of the outstanding Voting Shares of the Company.

         Section 13.2 Amendments without Shareholder Approval. Notwithstanding
Section 13.1, a majority of the Trustees then in office may amend this Declaration of Trust without the vote or consent of Shareholders to the extent they deem it necessary to conform this Declaration of Trust to any other applicable laws, rulings or regulations; provided, that the Trustees shall in no event be liable for failing to so amend this Declaration of Trust. The Board shall cause notice of any such amendment to be mailed to Shareholders within 90 days following such amendment.

         Section 13.3 Recording Amendments. Following the adoption of any amendment hereto, if deemed advisable by the Board, the officers of the Company designated by the Board shall execute an instrument which sets forth such amendment and File for Record such instrument.

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                                   ARTICLE XIV

            EXCULPATION AND INDEMNIFICATION; LIMITATION OF LIABILITY;
                  RIGHT OF TRUSTEES AND OFFICERS TO OWN SHARES;
                         REPRESENTATIONS AND GUARANTEES

         Section 14.1 Exculpation and Indemnification of Trustees, Officers and Others. The Company may, to the full extent permitted by law, cause the Company to limit the liability of and indemnify any and all Trustees, officers, employees or agents from and against any and all expenses, liabilities or other matters both as to action in his or her official capacity on behalf of the Company and as to action in another capacity while holding such office, and shall continue as to a Person who has ceased to be a Trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such Person, as provided in any By-Law adopted by a majority of the Board.

         Section 14.2 Limitation on Liability of Shareholders, Trustees and Officers; Insurance. (a) All Persons dealing with or having any claim against the Trustees or any officer, agent or employee of the Company shall look only to the Company for the payment of any debt, claim, obligation or damage, or of any money or other thing that might become due or payable in any way, whether founded upon contract, tort or otherwise, and no Shareholder shall be personally or individually liable therefor. Each Shareholder shall be entitled to pro rata indemnity from the Company's assets if, contrary to the provisions hereof, such Shareholder is held to any personal liability for any debt, claim, obligation or damage, or of any money or other thing that might become due or payable in any way, whether founded upon contract, tort or otherwise, of the Company.

         (b) The Board shall maintain liability insurance for the protection of the Company and those connected therewith, and cause any premiums therefor to be paid from Company assets.

         Section 14.3 Right of Trustees and Officers to Own Shares. Any Trustee, officer, agent or employee may acquire, own, hold and dispose of Shares in the Company, for his or her individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he or she were not a Trustee, officer, agent or employee.

         Section 14.4 Representations and Guarantees. No officer, agent, representative or employee of the Company or of any Trustee, nor anybody other than the Board, has authority to make any representations or guarantees concerning the Company; nor shall any Trustee or officer of the Company be responsible for or with respect to the validity or sufficiency of this trust or of the Share certificates issued hereunder; nor has any such officer, agent, representative, employee or other Person any authority to change the terms and conditions of this Declaration of Trust or any certificate issued hereunder, or to bind the Company or its agents by any representation, statement, agreement or interpretation, written or oral, not contained herein or in such certificate.



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                                   ARTICLE XV

                                  MISCELLANEOUS

         Section 15.1 Fiscal Year. The fiscal year of the Company for financial statement and Federal income tax purposes shall be the same and shall end on December 31st, except as may be otherwise required by the Internal Revenue Code or otherwise approved by resolution of the Board.

         Section 15.2 Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company shall be signed by such officer(s) or agent(s) of the Company, and in such manner, as shall be determined from time to time by resolution of the Board.

         Section 15.3 Successors in Interest. This Declaration of Trust shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal representatives, and every Shareholder and his or her successors, assigns, heirs, distributees and legal representatives.

         Section 15.4 Severability. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

         Section 15.5 California Laws Govern. This Declaration of Trust, its provisions and all rights, powers, privileges, trusts, duties and obligations hereunder and under all Share certificates, shall be governed by the laws of the State of California and of the United States of America.

          Section 15.6 Headings. The use of headings in this Declaration of Trust is solely for convenience, and all such headings shall be disregarded in the construction of its provisions.

         Section 15.7 No Third-Party Reliance. Any act done by the Board or under its authority shall, as to third parties dealing in good faith with the Company, be conclusively deemed to be within the purposes of the Company and within the powers and authority of the Person or Persons acting.

         Section 15.8 Counterparts. This Declaration may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 15.9 Notice. No notice to the Board or any officer of the Company shall be effective for any purpose unless given in writing, and until the same is received. Any notice required or permitted by this Declaration or by law to be given by the Board or by an officer or authorized agent of the Company, shall be conclusively deemed to have been given when such notice is enclosed in an envelope addressed to the proper Person at the last address shown in the records of the Company, and such envelope is deposited in the United States mail, postage prepaid; and the date of mailing shall be deemed the date such notice is given. All distributions from the Company's assets may be made by mailing the same in like manner.

          Section 15.10 Agreement of Shareholders. Each of the Shareholders, severally but not jointly, by becoming a Shareholder hereunder, hereby agrees with the Trustees and their successors in

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



office that he or she accepts an agrees to, and shall be bound and governed by, the provisions, terms and conditions of this Declaration, as amended from time to time in accordance with Section 13.1 and Section 13.2 hereof, in the same manner as if he or she had personally executed the same.


         IN WITNESS WHEREOF, the undersigned individuals, comprising the current Board of the Company, have hereunto set their hands on the date first above written.




                                                          ---------------------
                                                              Martin L. Edelman


                                                          ---------------------
                                                              Gary R. Garrabrant


                                                          ---------------------
                                                              Craig M. Hatkoff


                                                          ---------------------
                                                              John R. Klopp


                                                          ---------------------
                                                              Sheli Z. Rosenberg


                                                          ---------------------
                                                              Lynne B. Sagalyn


                                                          ---------------------
                                                              Samuel Zell

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                                                                         Annex D

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

                             1997 SHARE OPTION PLAN


1.       Purpose

         The purpose of this plan (the "Plan") is to secure for California Real Estate Investment Trust (the "Company"), and its shareholders, the benefits arising from the ownership of options to purchase common shares of beneficial interest of the Company by trustees, officers, key employees of, and consultants to, the Company or Subsidiaries (as defined in Section 18 hereof) who are expected to contribute to the Company's future growth and success.

2.       Types of Plan Benefits and Administration

         (a) Types of Awards. Under the Plan, the Company may in its sole discretion grant, with respect to the Company's common shares of beneficial interest, par value $1.00 per share ("Common Shares"), options ("Options") to trustees, officers, key employees and consultants (the "Participants"), as authorized by action of the Board of Trustees of the Company (or a committee designated by the Board of Trustees), and, in addition, the Company shall, subject to the terms and conditions hereof, grant to each trustee of the Company who is not an employee (an "Eligible Trustee"), Options in accordance with the formula set forth in Section 7 hereof. As used in the Plan, an "Award" shall mean an Option and an "Award Owner" shall mean the owner of an Option. Options granted pursuant to the Plan to Participants who are employees of the Company (or a Subsidiary) may be either incentive share options ("Incentive Share Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options ("Non-Statutory Share Options"), which are not intended to or do not meet the requirements of Code
Section 422. Options granted to non-employees shall be only Non-Statutory Share Options.

         (b) Administration. The Plan will be administered by the Board of Trustees of the Company, except to the extent the Board of Trustees appoints from among its members a committee to administer the Plan (in either case, the group administering the Plan is hereinafter referred to as the "Committee"). The Committee's construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Committee may in its sole discretion grant Options to purchase shares of the Company's Common Shares to trustees, officers, key employees and consultants and issue shares upon exercise of such Options, as provided in the Plan. The Committee shall grant Options to purchase Common Shares to the Eligible Trustees, and issue shares upon exercise of such Options, as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, including, but not limited to Section 7 hereof, to construe the respective Award agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements, which need not be identical; to advance the lapse of any waiting or installment periods and exercise dates; and to make all other determinations in the sole judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and such determination shall be in the sole and final judgement of the Committee. No trustee shall be liable for any action or determination taken or made under or with respect to the Plan or any Award in good faith.

3.       Eligibility

         (a) Generally. Except as provided in paragraph (b) of this Section 3 and Section 7 hereof, Awards shall be granted only to persons selected by the Committee who are, at the time of grant, trustees, officers, key employees of, or consultants to, the Company or any Subsidiary of the Company. A Participant who has been granted an Award may, if he or she is otherwise eligible, be granted one or more additional Awards if the Committee shall so determine.

         (b) Incentive Share Options. No person shall be granted any Incentive Share Option under the Plan unless, at the time such Option is granted, such person is an employee of the Company or any Subsidiary of the Company, and does not own, directly or indirectly, Common Shares of the Company possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any Subsidiary (unless the requirements of Section 6(f)(i) are satisfied).

4.       Shares Subject to Plan

         Subject to adjustment as provided in Sections 13 and 14 below, the maximum number of Common Shares of the Company that may be issued and sold pursuant to Options granted under the Plan is 1,000,000 shares in the aggregate (one share per Option). The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Common Shares or out of shares held in the Company's treasury, or partly out of each, such number of Common Shares as shall be determined by the Committee. If Options granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to the unexercised portions of such Options shall again be available for subsequent Award grants under the Plan. Common Shares issuable upon exercise of Options may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

5.       Form of Option Agreements

         As a condition to the grant of an Option under the Plan, each recipient of a discretionary Option shall execute an Option Agreement, substantially in the form of Exhibit A to the Plan (in the case of Incentive Share Options) or Exhibit B to the Plan (in the case of Non-Statutory Share Options) or in such other form not inconsistent with the Plan as shall be specified by the Committee at the time such Option is granted. Each Eligible Trustee, as a condition to the grant of Options to him or her pursuant to Section 7(a) hereof, shall execute an Option

Agreement, substantially in the form of Exhibit C to the Plan and/or Exhibit D to the Plan as appropriate.

6.       Discretionary Grants of Awards to Participants

         (a) Committee of Non-Employee Trustees. Any Participant who is a trustee or officer of the Company shall be granted Awards only if such person has been selected for participation and the terms and provisions of such Awards have been determined, solely by, and in the sole discretion of, and any actions with respect to such Awards are taken by the Board of Trustees or a Committee of two or more trustees each of whom is a "non-employee trustee." For purposes of the Plan, a person shall be deemed to be a "non-employee trustee" only if such person qualifies as a "non-employee trustee" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (the "SEC"). The term "officer" shall have the same meaning as in Rule 16a-1(f). The foregoing provisions do not apply to any grant which occurs prior to the date the Company first registers its Common Shares under Section 12 of the Securities Exchange Act of 1934.

         (b) Purchase Price. The purchase price per share Common Share issuable upon the exercise of an Option granted pursuant to this Section 6 shall be the Fair Value (as defined in Section 18 hereof) on the date that such Option is granted. Notwithstanding anything to the contrary contained herein, in the case of an Incentive Share Option, the exercise price shall not be less than 100% of the Fair Value of such Common Shares at the date of grant of such Option, or less than 110% of such Fair Value in the case of Options described in Section 6(f)(i).

         (c) Exercise Period. Each discretionary Award to a Participant shall expire on such date as the Committee shall determine, but in no event after the expiration of ten years from the date on which such Award is granted, and in all cases each Award shall be subject to earlier termination as provided in the Plan.

         (d) Vesting of Awards. An Award granted to a Participant may be exercised, and payment shall be made upon exercise of such Award, only to the extent that such Award has vested. Awards shall vest in accordance with the schedule or terms set forth in the Award agreement executed by the Award Owner and a duly authorized officer of the Company. The Committee may accelerate the vesting of any Option granted pursuant to this Section 6. Notwithstanding the foregoing, unless the Committee specifically authorizes a different vesting schedule with respect to an Award, a discretionary Award shall become exercisable based on the number of full years of service that such Award Owner has completed with the Company or a Subsidiary since the date of the grant of such Award, in accordance with the following schedule:

Number of Years of Service            Percentage of Award Available
 Since First Date of Grant              for Exercise (Cumulative)

             1                                   33 1/3%
             2                                   66 2/3%
             3                                      100%


         (e) Effect of Termination of Service. No discretionary Award may be exercised unless, at the time of such exercise, the Participant is, and continuously since the date of grant of his or her Award has been, engaged by the Company or a Subsidiary, except that subject to Section 6(d) and if and to the extent the Award agreement or instrument so provides:

                    (i) if the Participant ceases to be engaged by the Company or a Subsidiary for any reason other than death or disability or a discharge for "cause" (as defined in (iv) below), the right to exercise the Award shall terminate three months after such cessation (or within such other period as may be specified in the Award agreement or instrument);

                   (ii) if the Participant dies while engaged by the Company or within three months after the Participant ceases to be so engaged, the Awards may be exercised by the administrator of the Participant's estate, or by the person to whom the Options are transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such other period as may be specified in the Award agreement or instrument);

                  (iii) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code) while engaged by the Company or a Subsidiary, the Awards may be exercised within the period of one year after the date the Participant ceases to be engaged by the Company or Subsidiary because of such disability (or within such other period as may be specified in the Award agreement or instrument); and

                  (iv) if the Participant, prior to the expiration date of an Award ceases his or her services with the Company or a Subsidiary, because he or she is discharged for "cause" (as defined below), the right to exercise an Option shall terminate immediately upon such cessation of such services. "Cause" shall mean: willful misconduct in connection with the Participant's performance of services for the Company or willful failure to perform his or her services in the best interest of the Company, as determined by the Committee, which determination shall be conclusive;

provided, however, that in no event may any Award be exercised after the expiration date of the Award. Any Award or portion thereof that is not exercised during the applicable time period specified above (or any shorter period specified in the Award agreement or instrument) shall be deemed terminated at the end of the applicable time period for purposes of Section 4 hereof.

         (f) Incentive Share Options. Options granted under the Plan that are intended to be Incentive Share Options shall be specifically designated as intending to be Incentive Share Options and shall be subject to the following additional terms and conditions:

                    (i) 10% Shareholder. If any Participant to whom an Incentive Share Option is to be granted under the Plan is at the time of the grant of such Option the owner of shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary, then the following special provisions shall be applicable to the Incentive Share Option granted to such individual: (x) the exercise price per Common Share subject to such Incentive Share Option shall not be less than 110% of the Fair Value (as defined in Section 18) of one Common Share at the time of grant; and (y) the option exercise period shall not exceed five years from the date of grant.

                   (ii) Dollar Limitation. Common Shares of the Company that are acquired pursuant to the exercise of an Incentive Share Option granted to a Participant under the Plan shall be deemed to be acquired pursuant to the exercise of an Incentive Share Option under Code Section 422, only to the extent that the aggregate Fair Value (determined as of the respective date or dates of grant) of the Common Share with respect to which such Incentive Share Option, and all other Incentive Share Options that are granted to such Participant under the Plan (and under any other incentive share option plans of the Company or any Subsidiary), are exercisable for the first time by such Participant in any one calendar year, does not exceed $100,000. To effectuate the provisions of this
Section 6(f), the Committee may designate the Common Shares that are treated as acquired pursuant to the exercise of an Incentive Share Option by issuing a separate certificate for such shares and identifying such certificates as Incentive Share Option shares in its share transfer records.

                  (iii) If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Common Share or Shares issued to such Participant pursuant to the exercise of an Incentive Share Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                  Except as modified by the preceding provisions of this Section 6(f), all the provisions of the Plan applicable to Options shall be applicable to Incentive Share Options granted hereunder.

7.       Non-discretionary Formula Grants of Awards to Eligible Trustees

         (a) Non-discretionary Grants. Notwithstanding anything to the contrary contained in this Plan, Eligible Trustees shall be granted Options ("Trustee Options") as follows: on the first business day following the annual meeting of shareholders of the Company to elect trustees in

1997, and thereafter on the first business day following each successive annual meeting of shareholders so long as Trustee Options remain available for grant,
(A) each person who is elected as a trustee at that meeting and is an Eligible Trustee or who continues to serve as a trustee after that meeting, and is an Eligible Trustee, shall be granted [10,000] Trustee Options to purchase [10,000] Common Shares in the aggregate, subject to partial vesting as provided in
Section 7(d) below and (B) each person who is first elected as a trustee at that meeting and is an Eligible Trustee shall be granted [5,000] Trustee Options to purchase [5,000] Common Shares in the aggregate which shall be fully vested on the date of grant.

         (b) Purchase Price. The purchase price per Common Share issuable upon the exercise of an Option granted pursuant to this Section 7 shall be the Fair Value on the date that such Option is granted.

         (c) Exercise Period. The term of each Option granted pursuant to this
Section 7 shall be ten years from the date of the grant thereof, subject to earlier termination as herein provided. Any Option that is not exercised during the applicable time period specified in this Section 7 shall be deemed terminated at the end of the applicable time period for purposes of Section 4 hereof.

         (d) Vesting of Awards. Trustee Options shall be exercisable by an Eligible Trustee only to the extent that they have vested, and to the extent not fully vested on grant shall vest based on years of service as follows:

  Number of Years of Service                 Percentage of Award Available
   Since First Date of Grant                   for Exercise (Cumulative)

         Date of Grant                                  33 1/3%
               1                                        66 2/3%
               2                                           100%


         (e) Effect of Termination of Services or Death. If an Eligible Trustee ceases to serve as a trustee of the Company, the Options that have been previously granted to that Eligible Trustee and that are vested as of the date of such cessation may be exercised by the Eligible Trustee after the date such Eligible Trustee ceases to be a trustee of the Company or Subsidiary. If an Eligible Trustee dies while a trustee of the Company or a Subsidiary, the Options that have been previously granted to that Eligible Trustee and that are vested as of the date of such death may be exercised by the administrator of the Eligible Trustee's estate, or by the person to whom such Options are transferred by will or the laws of descent and distribution. In no event, however, may any Option be exercised after the expiration date of such Option. Any Option or portion thereof that is not exercised during the applicable time period specified above shall be deemed terminated at the end of the applicable time period for purposes of Section 4 hereof.

8.       Method of Exercise

         An Award Owner may exercise an Option granted hereunder by delivering to the Company at its main office (to the attention of the Secretary) written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, together with payment of the purchase price in exchange for the Company's issuance and delivery of certificates therefor. The purchase price for any Common Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash (by check), (ii) transferring shares of fully paid Common Shares to the Company with a Fair Value equal to the aggregate purchase price, or (iii) solely with respect to Options that are not Trustee Options, by cash payments in installments or pursuant to a full recourse promissory note, in either case, upon such terms as the Committee deems appropriate. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option (other than a Trustee Option) or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this Section 8 may also provide instructions to the Company that upon receipt of the purchase price in cash from the Award Owner's broker or dealer, designated as such on the written notice, in payment for any shares purchased pursuant to the exercise of an Option, the Company shall issue such shares directly to the designated broker or dealer. Any shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Award Owner shall deliver the related Award agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Award Owner. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of shares that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

9.       Reload Options

         Options (other than Trustee Options) granted under the Plan may, in the discretion of the Committee, include the right to acquire a reload option ("Reload Option"). The term "Reload Option" shall mean the right to purchase a number of Common Shares equal to the number of shares tendered by a Participant in exercising an Option, and the number of whole shares, if any, withheld by the Company in satisfaction of Withholding Taxes (as defined in Section 20). A Reload Option shall have a purchase price equal to the Fair Value of a Common Share on the date the Participant receives the Reload Option and a term extending to the expiration date of the Option with respect to which the Reload Option was granted.

10.      Transferability of Awards

         No Award granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the recipient, the Award shall be exercisable only by or on behalf of such person. Notwithstanding the foregoing and provided the Award holder receives no consideration, the Committee may permit Awards (other than Trustee Options and Incentive Share Options) to be transferable to a member of the Award holder's "immediate family," a trust established by an Award holder for the benefit of one or more members of such holders "immediate family" or a partnership in which such "immediate family" members are the only partners. The term "immediate family" shall have the meaning of such term in Rule 16a-1 of the SEC.

11.      General Restrictions

         (a) Award Owner Representations. The Company may require a person to whom an Award is granted, as a condition of exercising such Award, to:

                    (i) give such written assurances, in substance and form satisfactory to the Company, as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, including, without limitation, that such person is acquiring the Common Shares subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same;

                   (ii) with respect to an Award Owner of a discretionary Option only, grant to the Company the right, which may be upon such terms as the Committee, in its sole discretion, prescribes, to repurchase from the Award Owner any or all shares acquired by such Award Owner through the exercise of an Award which such Award Owner may at any time desire to sell, transfer or otherwise dispose of; and

                  (iii) if the Award Owner is a trustee or officer, give written assurances, in substance and form satisfactory to the Company, that such person has consulted with competent counsel as to the application of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") to such exercise.

Certificates representing shares issued upon exercise of the Award shall bear such legends as are deemed appropriate by legal counsel to the Company, unless the Award Owner provides a written opinion of legal counsel, satisfactory to the Company, that any such legend is not required.

         (b)      Compliance With Securities Laws.

                    (i) Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of such Award or the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with the grant or exercise of such Award or the issuance or purchase of shares thereunder, such Award shall not be effective or may not be accepted or exercised in whole or in part (as applicable) unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the

Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval.

                   (ii) The Company shall provide each Award Owner with such information, statements, discussions and analyses with respect to the Company in such manner and at such times as may be required under state or federal securities laws.

12.      Rights as a Shareholder

         The Award Owner shall have no rights as a shareholder with respect to any shares covered by the Award until the date upon which the share certificates are issued to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such share certificate is issued.

13.      Recapitalization

         In the event that the outstanding Common Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, share split, share dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment. No such adjustment shall be made with respect to an Incentive Share Option that would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

14.      Reorganization

         In the event that without the prior approval of the Board of Trustees
(i) the Company is merged or consolidated with another entity or person other than an Affiliate, and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding shares of the Company entitled to vote for trustees is acquired by any other entity or person other than an Affiliate or an entity or person or any affiliate thereof owning 5% or more of the outstanding voting shares of the Company prior to the effective date of the Plan, or (iii) there is a reorganization or liquidation of the Company, the Committee, or the board of trustees of any corporation assuming the obligations of the Company, shall, as to outstanding Awards, either (x) in the case of a merger, consolidation or reorganization of the Company, make appropriate provision for the protection of any such outstanding Awards by the substitution on an equivalent basis of appropriate shares of the Company, or of the merged, consolidated or otherwise reorganized corporation that will be issuable in respect of the Common Shares of the Company (provided that no additional benefits shall be conferred upon

Award Owners as a result of such substitution), or (y) upon written notice to the Award Owners, provide that all unexercised Awards must be exercised within a specified number of days of the date of such notice or they will be terminated, or (z) upon written notice to the Award Owners, provide that all unexercised Awards shall be purchased by the Company or its successor within a specified number of days of the date of such notice at a price equal to the value the Award Owners would have received if they then exercised all their Awards and immediately received full payment in respect of such exercise, as determined in good faith by the Committee.

15.      No Special Rights

         Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Award Owner any right with respect to the continuation of his or her service with the Company (or any Subsidiary) or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate agreement to the contrary, at any time to terminate such engagement or to increase or decrease the compensation of the Award Owner from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of services for purposes of this Plan shall be determined by the Committee.

16.      No Special Trusteeship Rights

         Nothing contained in the Plan or in any Award granted under the Plan shall constitute evidence of any agreement or understanding, express or implied, that a trustee has a right to continue as a trustee for any period of time.

17.      Other Employee Benefits

         The amount of any income deemed to be received by an Award Owner as a result of the exercise of an Award or the sale of shares received upon such exercise will not constitute "compensation" or "earnings" with respect to which any other benefits of such person are determined by the Company, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

18.      Definitions

         (a) Affiliate. The term "Affiliate" shall mean a corporation, partnership, trust or other entity or person which, at the time of reference, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

         (b) Fair Value. The term "Fair Value" of a Common Share shall mean (i) if the Common Shares are traded on a national securities exchange, the closing price for such shares on the day immediately preceding the date of determination or if there is no closing price on such date, the last preceding closing price,
(ii) if the Common Shares are not traded on a national securities exchange, the mean of the high bid and ask quotes of such shares as reported in the Nasdaq Stock Market reports or the National Quotation Bureau Inc.'s pink sheets or in the NASD Bulletin Board on the day immediately preceding the date of determination or if there were no high bid and ask quotes on such date, the last preceding day that there were, and (iii) if neither (i) or (ii) are applicable, as determined in good faith by the Committee.

         (c) Rule 16b-3. The term "Rule 16b-3" shall mean Rule 16b-3 of the SEC (or any successor rule).

         (d) Subsidiary. The term "Subsidiary" shall mean any corporation, partnership or trust in an unbroken chain of entities beginning with the Company if, at the time of the grant of the Award, each of the entities other than the last entity in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other entities in such chain.

19.      Amendment of the Plan

         (a) Except as provided in Section 7 hereof, the Board may at any time and from time to time modify or amend the Plan in any respect, provided that, the Board shall not modify or amend the Plan without the approval of the shareholders of the Company if such approval were required or desired for compliance with (i) an exemption afforded by Rule 16b-3 or (ii) Section 422 of the Code. The termination or any modification or amendment of the Plan shall not, without the consent of an Award Owner, affect his or her rights under an Award previously granted to him or her. With the consent of the Award Owners affected, the Committee may amend outstanding Award agreements in a manner not inconsistent with the Plan.

         (b) Notwithstanding the provisions of Sections 19(a)(i) and (iii), the Board shall have the right, but not the obligation, without the consent of the Company's shareholders, to (i) amend or modify the terms and provisions of the Plan and of any outstanding Incentive Share Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise), as may be afforded incentive share options under Section 422 of the Code; and (ii) amend or modify the terms and provisions of the Plan and of any outstanding Award granted under the Plan to the extent necessary to comply with any securities law to which, in the opinion of counsel to the Company, the Plan or Award is subject.

20.      Withholding

                  At such times as an Award Owner recognizes taxable income in connection with the receipt of Common Shares hereunder (a "Taxable Event"), the Award Owner shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Committee may, in its discretion and subject to compliance with applicable securities laws and regulations, withhold Common Shares having an aggregate Fair Value on the date preceding the date of such issuance equal to the Withholding Taxes.

21.      Effective Date and Duration of the Plan

         (a) Effective Date. The Plan shall become effective when adopted by the Board, but no award granted under the Plan (other than Trustee Options granted pursuant to Section 7 hereof) shall become exercisable unless and until the Plan shall have been approved by the Company's share holders within twelve months before or after the date of such adoption. If such shareholder approval is not obtained within such period, any Award previously granted under the Plan (other than Trustee Options, which shall remain in effect) shall terminate and no further Awards shall be granted. Subject to this limitation, Awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) Termination. The Plan shall terminate upon the earlier of (i) June 30, 2006 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of Awards granted under the Plan. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

22.      Governing Law

         The Plan and all Award agreements issued hereunder shall be governed by the laws of the State of California.

23.      Expenses of Administration

         All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

         The Plan was adopted by the Board of Trustees on April __, 1997 and approved by the shareholders on _____ __, 1997.

                                                       Exhibit A

                                        CALIFORNIA REAL ESTATE INVESTMENT TRUST

                                           INCENTIVE SHARE OPTION AGREEMENT

1.       Grant of Options

         California Real Estate Investment Trust, a California trust (the "Company"), hereby grants to ___________________________ (the "Optionee"), __
Options (the "Options"), pursuant to the Company's 1997 Share Option Plan (the "Plan"), to purchase an aggregate of _______ common shares of beneficial interest, $1.00 par value per share ("Common Shares"), of the Company at a price of $_______ per share (the "Exercise Price Per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2.       Incentive Share Options

         These Options are intended to qualify as incentive share options ("Incentive Share Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.       Exercise of Options and Provisions for Termination

         (a) Exercisability of Options. The Options shall become exercisable and option shares may be purchased based on the number of full years of service for the Company or a Subsidiary that have expired since the date of grant (set forth on the signature page hereof), in accordance with the following schedule:

                                            Percentage of Option Shares
   Number of Years of Service                        Available
       Since Date of Grant                   for Purchase (Cumulative)

                1                                     33 1/3%
                2                                     66 2/3%
                3                                        100%

Notwithstanding the foregoing, the Options shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which of Common Shares are listed.

         (b) Expiration Date. Except as otherwise provided in this Option Agreement or the Plan, the Options may not be exercised after the date (hereinafter the "Expiration Date") that is


                                                        D-A-1
the date prior to the tenth anniversary of the date of grant, or, if the Optionee is a 10% Shareholder as described in Section 6 of the Plan, the date prior to the fifth anniversary of the date of grant.

         (c) Effect of Termination of Employment. The Options may not be exercised by an Optionee unless, at the time of such exercise, the Optionee is, and continuously since the date of grant of his or her Options has been, an employee of the Company or a Subsidiary, except that subject to the Options vesting as of the date of termination of employment:

                    (i) if the Optionee ceases to be an employee of the Company or a Subsidiary for any reason other than death or disability or a discharge for "cause" (as defined in (iv) below), the right to exercise the Options shall terminate three months after such cessation;

                   (ii) if the Optionee dies while an employee of the Company or a Subsidiary, or within three months after the Optionee ceases to be such an employee, the Options may be exercised by the administrator of the Optionee's estate, or by the person to whom the Options are transferred by will or the laws of descent and distribution, within the period of one year after the date of death, however, Options exercised more than three months after the Optionee ceased to be an employee may not qualify for treatment as Incentive Share Options;

                  (iii) if the Optionee becomes disabled (within the meaning of the Plan) while an employee of the Company or a Subsidiary, the Options may be exercised within the period of one year after the date the Optionee ceases to be an employee of the Company or Subsidiary because of such disability; and

                  (iv) if the Optionee, prior to the expiration date of the Options, ceases his or her services as an employee of the Company or a Subsidiary, because he or she is discharged for "cause" (as defined below), the right to exercise the Options shall terminate immediately upon such cessation of such services. "Cause" shall mean: willful misconduct in connection with the Optionee's performance of services for the Company or willful failure to perform his or her services in the best interest of the Company, as determined by the Board of Trustees, which determination shall be conclusive;

provided, however, that in no event may the Options be exercised after the expiration date thereof.

         (d) Exercise Procedure. Subject to the conditions set forth in this Agreement and, if applicable, Section 6 of the Plan, the Options shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with Section 4 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Options may be for less than 100 whole shares.



                                                        D-A-2

4.       Payment of Purchase Price

         Payment of the Exercise Price Per Share for shares purchased upon exercise of an Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan and specifically authorized by the Committee on or before the time of exercise.

5.       Delivery of Shares

         The Company shall, upon payment of the Exercise Price Per Share for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee. No shares shall be issued and delivered upon exercise of an Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which share of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

6.       Non-transferability of Options

         Except as provided in Section 3(c)(ii) hereof, the Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.

7.       No Special Employment Rights

         Nothing contained in the Plan or this Option Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the services of the Optionee for the period within which the Options may be exercised. However, during the period in which the Optionee is rendering services, the Optionee shall render diligently and faithfully the services which are assigned to him or her from time to time by the Board of Trustees or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

8.       Rights as a Shareholder

         The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of the Options unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment


                                                        D-A-3
shall be made for dividends or other rights for which the record date is prior to the date on such share certificate.

9.       Recapitalization

                  In the event that the outstanding Common Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, share split, share dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment. No such adjustment shall be made with respect to an Option that would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the Optionee.

10.      Reorganization

         In the event that without the prior approval of the Board of Trustees
(i) the Company is merged or consolidated with another entity and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding voting share of the Company entitled to vote for trustees is acquired by any other entity or person other than an Affiliate or any entity or person or any affiliate thereof owning 5% or more of the outstanding voting share of the Company prior to the effective date of the Plan, or (iii) there is a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this Option Agreement, the Optionee shall, with respect to the Options or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

11.      Withholding Taxes

         The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements ("Withholding Taxes") with respect to the Option. The Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance, or release from escrow, of shares of Common Share. In satisfaction of the Withholding Taxes, the Committee may, in its discretion and subject to compliance with applicable securities laws and regulations, withhold a portion of the shares issuable to the Optionee upon exercise of the Option having an aggregate Fair Value on the date preceding the date of such issuance equal to the Withholding Taxes.



                                                        D-A-4

12.      Optionee Representations; Legend

         (a) Representations. The Optionee represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of an Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

         (b) Legend on Share Certificate. The Optionee understands that, any Common Share acquired upon exercise of an Option may not have been registered under the Securities Act, nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all share certificates representing Common Share issued to the Optionee upon exercise of an Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAW OF ANY STATE. CONSEQUENTLY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS."

13.      Limitation on Disposition of Incentive Share Option Shares

         It is understood and intended that these Options shall qualify as Incentive Share Options, as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an Incentive Share Option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of an Option within the one year period beginning on the day after the day of the issuance of such shares to him or her, nor within the two year period beginning on the day after the date of grant of such Option. If the Optionee disposes of any such shares (whether by sale, exchange, gift, transfer or otherwise) prior to the expiration of either such period, he or she will notify the Company in writing within ten days after such disposition.

         Notwithstanding the foregoing, nothing herein shall be deemed to be or interpreted as a representation, guarantee or other undertaking on the part of the Company that these Options are or will be determined to be Incentive Share Options within the meaning of Section 422 of the Code or any other Code Section.



                                                        D-A-5

14.      Miscellaneous

         In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of (i) the close of business on the day the Option(s) granted hereunder expire, or (ii) the date on which all shares available for issuance hereunder shall have been issued pursuant to the exercise of Options granted hereunder.

         All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

         This Option Agreement shall be governed by and construed in accordance with the laws of the State of California.

         This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.

Date of Grant:                           California Real Estate Investment Trust


                                      By:
                                         ---------------------------------------
                                        Title:

                                        Address:

                                        Optionee:



                                         --------------------------------------
                                         Name:

                                         Address:



                                                        D-A-6

                                    Exhibit B

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

                      NON-STATUTORY SHARE OPTION AGREEMENT


1.       Grant of Options

         California Real Estate Investment Trust, a California trust (the "Company"), hereby grants to ___________________________ (the "Optionee"), __
Options (the "Options"), pursuant to the Company's 1997 Share Option Plan (the "Plan"), to purchase an aggregate of _______ Common shares of beneficial interest, $1.00 par value per share ("Common Share"), of the Company at a price of $_______ per share (the "Exercise Price Per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2.       Exercise of Options and Provisions for Termination

         (a) Exercisability of Options. The Options shall become exercisable and option shares may be purchased based on the number of full years of service for the Company or a Subsidiary that have expired since the date of grant (set forth on the signature page hereof), in accordance with the following schedule:

                                            Percentage of Option Shares
   Number of Years of Service                        Available
       Since Date of Grant                   for Purchase (Cumulative)


                1                                     33 1/3%
                2                                     66 2/3%
                3                                        100%

Notwithstanding the foregoing, the Options shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the Common Shares are listed.

         (b) Expiration Date. Except as otherwise provided in this Option Agreement or the Plan, the Options may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the date of grant.



                                                        D-B-1

         (c) Effect of Termination of Service. The Options may not be exercised by an Optionee unless, at the time of such exercise, the Optionee is, and continuously since the date of grant of his or her Options has been, rendering services to the Company or a Subsidiary, except that subject to the Options vesting as of the date of termination of services:

                    (i) if the Optionee ceases to be engaged by the Company or a Subsidiary for any reason other than death or disability or a discharge for "cause" (as defined in (iv) below), the right to exercise the Options shall terminate three months after such cessation;

                   (ii) if the Optionee dies while engaged by the Company or a Subsidiary, or within three months after the Optionee ceases to be so engaged, the Options may be exercised by the administrator of the Optionee's estate, or by the person to whom the Options are transferred by will or the laws of descent and distribution, within the period of one year after the date of death;

                  (iii) if the Optionee becomes disabled (within the meaning of the Plan) while an employee of the Company or a Subsidiary, the Options may be exercised within the period of one year after the date the Optionee ceases to be engaged by the Company or Subsidiary because of such disability; and

                  (iv) if the Optionee, prior to the expiration date of the Options, ceases his or her services as an employee of the Company or a Subsidiary, because he or she is discharged for "cause" (as defined below), the right to exercise the Options shall terminate immediately upon such cessation of such services. "Cause" shall mean: Willful misconduct in connection with the Optionee's performance of services for the Company or willful failure to perform his or her services in the best interest of the Company, as determined by the Board of Trustees, which determination shall be conclusive;

provided, however, that in no event may the Options be exercised after the expiration date thereof.

         (d) Exercise Procedure. Subject to the conditions set forth in this Agreement and, if applicable, Section 6 of the Plan, the Options shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with Section 3 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Options may be for less than 100 whole shares.

3.       Payment of Purchase Price

         Payment of the Exercise Price Per Share for shares purchased upon exercise of an Option shall be made by delivery to the Company of the purchase price, payable in cash (by


                                                        D-B-2
check) or any other method of payment that is permitted by the Plan and specifically authorized by the Committee on or before the time of exercise.

4.       Delivery of Shares

         The Company shall, upon payment of the Exercise Price Per Share for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee. No shares shall be issued and delivered upon exercise of an Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which share of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.       Non-transferability of Options

         Except as provided in Section 2(c)(ii) hereof, the Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.

6.       No Special Rights

         Nothing contained in the Plan or this Option Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the services of the Optionee for the period within which the Options may be exercised. However, during the period in which the Optionee is rendering services, the Optionee shall render diligently and faithfully the services which are assigned to him or her from time to time by the Board of Trustees or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

7.       Rights as a Shareholder

         The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of the Options unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such share certificate.



                                                        D-B-3

8.       Recapitalization

         In the event that the outstanding Common Share of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, share split, share dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment.

9.       Reorganization

         In the event that without the prior approval of the Board of Trustees
(i) the Company is merged or consolidated with another entity and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding voting shares of the Company entitled to vote for trustees are acquired by any other entity or person other than an Affiliate or an entity or person or any affiliate thereof owning 5% or more of the outstanding voting shares of the Company prior to the effective date of the adoption of the Plan, or (iii) there is a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this Option Agreement, the Optionee shall, with respect to the Options or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

10.      Withholding Taxes

         The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements ("Withholding Taxes") with respect to the Option. The Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance, or release from escrow, of Common Shares. In satisfaction of the Withholding Taxes, the Committee may, in its discretion and subject to compliance with applicable securities laws and regulations, withhold a portion of the shares issuable to the Optionee upon exercise of the Option having an aggregate Fair Value on the date preceding the date of such issuance equal to the Withholding Taxes.

11.      Optionee Representations; Legend

         (a) Representations. The Optionee represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including insider trading laws and the Company's insider trading policy, as well as other


                                                        D-B-4
restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of an Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

         (b) Legend on Share Certificate. The Optionee understands that, any Common Share acquired upon exercise of an Option may not have been registered under the Securities Act nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all share certificates representing Common Shares issued to the Optionee upon exercise of an Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAW OF ANY STATE. CONSEQUENTLY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS."

12.      Miscellaneous

         In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of (i) the close of business on the day the Option(s) granted hereunder expire, or (ii) the date on which all shares available for issuance hereunder shall have been issued pursuant to the exercise of Options granted hereunder.

         Except as provided herein or in the Plan, this Option Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

         All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

         This Option Agreement shall be governed by and construed in accordance with the laws of the State of California.




                                                        D-B-5

         This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.

Date of Grant:                          California Real Estate Investment Trust



                                  -------------------------------------------
                   By:

                                  Title:

                                  Address:


                                  Optionee



                                  -------------------------------------------
                  Name:

                                  Address:





                                                        D-B-6

                                    Exhibit C

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

                      NON-STATUTORY SHARE OPTION AGREEMENT
                              FOR ELIGIBLE TRUSTEES
                                  INITIAL GRANT


1.       Grant of Options

         California Real Estate Investment Trust, a California Trust (the "Company"), hereby grants to ___________________________ (the "Optionee"), pursuant to the Company's 1997 Share Option Plan (the "Plan"), 5,000 Options (the "Options"), to purchase an aggregate of 5,000 common shares of beneficial interest, $1.00, $.001 par value per share ("Common Shares"), of the Company at a price of $______ per share (the "Exercise Price Per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2.       Exercise of Options and Effect of Termination of Services or Death.

         (a) Exercisability of Options. The Options are fully vested and exercisable and option shares may be purchased by the Optionee at any time, subject to the terms of this Agreement. Notwithstanding the foregoing, the Options shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the Common Shares are listed.

         (b) Expiration Date. Except as otherwise provided in this Option Agreement or the Plan, the Options may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the date of grant.

         (c) Effect of Termination of Services or Death. The Optionee may exercise the Options at any time prior to the Expiration Date after the date such Optionee ceases to be a trustee of the Company or Subsidiary. If the Optionee dies while a trustee of the Company or a Subsidiary, the Options may be exercised at any time prior to the Expiration Date by the administrator of the Optionee's estate, or by the person to whom such Options are transferred by will or the laws of descent and distribution. In no event, however, may any Option be exercised after the Expiration Date of such Option.




                                                        D-C-1

         (d) Exercise Procedure. Subject to the conditions set forth in this Agreement and, if applicable, Section 7 of the Plan, the Options shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with Section 3 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Options may be for less than 100 whole shares.

3.       Payment of Purchase Price

         Payment of the Exercise Price Per Share for shares purchased upon exercise of an Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan.

4.       Delivery of Shares

         The Company shall, upon payment of the Exercise Price Per Share for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee. No shares shall be issued and delivered upon exercise of an Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which share of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.       Non-transferability of Options

         Except as provided in the Plan, the Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.

6.       No Special Trusteeship Rights

         Nothing contained in the Plan or in this Option Agreement shall constitute evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as a trustee for any period of time.



                                                        D-C-2

7.       Rights as a Shareholder

         The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of the Options unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such share certificate.

8.       Recapitalization

                  In the event that the outstanding Common Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, share split, share dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment.

9.       Reorganization

         In the event that without the prior approval of the Board of Trustees
(i) the Company is merged or consolidated with another entity and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding voting share of the Company entitled to vote for trustees is acquired by any other entity or person other than an Affiliate or any entity or person or any affiliate thereof owning 5% or more of the outstanding voting share of the Company prior to the effective date of the Plan, or (iii) there is a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this Option Agreement, the Optionee shall, with respect to the Options or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

10.      Withholding Taxes

         The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements, if any.

11.      Optionee Representations; Legend

         (a) Representations. The Optionee represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be


                                                        D-C-3
restrictions on his or her ability to resell any shares acquired on exercise of an Option, including insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of an Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

         (b) Legend on Share Certificate. The Optionee understands that, any Common Shares acquired upon exercise of an Option may not have been registered under the Securities Act nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all share certificates representing Common Share issued to the Optionee upon exercise of an Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAW OF ANY STATE. CONSEQUENTLY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS."

12.      Miscellaneous

         In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of (i) the close of business on the day the Option(s) granted hereunder expire, or (ii) the date on which all shares available for issuance hereunder shall have been issued pursuant to the exercise of Options granted hereunder.

         Except as provided herein or in the Plan, this Option Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

         All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

         This Option Agreement shall be governed by and construed in accordance with the laws of the State of California.




                                                        D-C-4

         This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.



Date of Grant:                     CALIFORNIA REAL ESTATE INVESTMENT TRUST



                                   ------------------------------------------
                                   By:

                                   Title:

                                   Address:


                                   Optionee



                                   ------------------------------------------
                                   Name:

                                   Address:




                                                        D-C-5

                                    Exhibit D

                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

                      NON-STATUTORY SHARE OPTION AGREEMENT
                              FOR ELIGIBLE TRUSTEES
                                  ANNUAL GRANT


1.       Grant of Options

         California Real Estate Investment Trust, a California trust (the "Company"), hereby grants to ___________________________ (the "Optionee"), pursuant to the Company's 1997 Share Option Plan (the "Plan"), 10,000 Options (the "Options"), to purchase an aggregate of 10,000 common shares of beneficial interest, $1.00 par value per share ("Common Share"), of the Company at a price of $_______ per share (the "Exercise Price Per Share"), purchasable as set forth in and subject to the terms and conditions of this Option Agreement and the Plan. All undefined capitalized terms herein shall have the same meaning as set forth in the Plan.

2.       Exercise of Options and Effect of Termination of Services or Death.

         (a) Exercisability of Options. The Options shall become exercisable and option shares may be purchased in accordance with the following schedule:

                                              Percentage of Option Shares
Number of Years of Service                             Available
    Since Date of Grant                        for Purchase (Cumulative)

       Date of Grant                                    33 1/3%
             1                                          66 2/3%
             2                                             100%

Notwithstanding the foregoing, the Options shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the Common Shares are listed.

         (b) Expiration Date. Except as otherwise provided in this Option Agreement or the Plan, the Options may not be exercised after the date (hereinafter the "Expiration Date") that is the tenth anniversary of the date of grant.

         (c) Effect of Termination of Services or Death. If the Optionee ceases to serve as a trustee of the Company or a Subsidiary, the Options that have been previously granted to the Optionee and that are vested as of the date of such cessation may be exercised by the Optionee


                                                        D-D-1
after the date such Optionee ceases to be a trustee of the Company or Subsidiary. If the Optionee dies while a trustee of the Company or a Subsidiary, the Options that have been previously granted to the Optionee and that are vested as of the date of such death may be exercised by the administrator of the Optionee's estate, or by the person to whom such Options are transferred by will or the laws of descent and distribution. In no event, however, may any Option be exercised after the Expiration Date of such Option.

         (d) Exercise Procedure. Subject to the conditions set forth in this Agreement and, if applicable, Section 7 of the Plan, the Options shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in accordance with Section 3 hereof. The Optionee may purchase less than the total number of shares covered hereby, provided that no exercise of less than all the Options may be for less than 100 whole shares.

3.       Payment of Purchase Price

         Payment of the Exercise Price Per Share for shares purchased upon exercise of an Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan.

4.       Delivery of Shares

         The Company shall, upon payment of the Exercise Price Per Share for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee. No shares shall be issued and delivered upon exercise of an Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which share of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.       Non-transferability of Options

         Except as provided in the Plan, the Options are personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon any Option or such rights, this Option Agreement and such rights shall, at the election of the Company, become null and void.



                                                        D-D-2

6.       No Special Trusteeship Rights

         Nothing contained in the Plan or in this Option Agreement shall constitute evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as a trustee for any period of time.

7.       Rights as a Shareholder

         The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of the Options unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such share certificate.

8.       Recapitalization

                  In the event that the outstanding Common Share of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, share split, share dividend, combination or subdivision, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan and in the number, kind, and per share exercise price, of shares subject to unexercised Options or portions thereof granted prior to such adjustment. Any such adjustment to an outstanding Option shall be made without change in the total price applicable to the unexercised portion of such Option as of the date of the adjustment.

9.       Reorganization

         In the event that without the prior approval of the Board of Trustees
(i) the Company is merged or consolidated with another entity and the Company is not a surviving entity, or (ii) all or substantially all of the assets or more than 20% of the outstanding voting share of the Company entitled to vote for trustees is acquired by any other entity or person other than an Affiliate or any entity or person or any affiliate thereof owning 5% or more of the outstanding voting share of the Company prior to the effective date of the Plan, or (iii) there is a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this Option Agreement, the Optionee shall, with respect to the Options or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

10.      Withholding Taxes

         The Company's obligation to deliver shares upon the exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements, if any.



                                                        D-D-3

11.      Optionee Representations; Legend

         (a) Representations. The Optionee represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "affiliate" of the Company. By making payment upon exercise of an Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

         (b) Legend on Share Certificate. The Optionee understands that, any shares of Common Share acquired upon exercise of an Option may not have been registered under the Securities Act nor the securities laws of any state. Accordingly, unless all such registrations are then in effect, all share certificates representing Common Share issued to the Optionee upon exercise of an Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

         "THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAW OF ANY STATE. CONSEQUENTLY, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS."

12.      Miscellaneous

         In the event that the Plan terminates prior to the expiration date of the Options granted hereunder, this Option Agreement shall incorporate by reference all applicable provisions of the Plan until the earlier of (i) the close of business on the day the Option(s) granted hereunder expire, or (ii) the date on which all shares available for issuance hereunder shall have been issued pursuant to the exercise of Options granted hereunder.

         Except as provided herein or in the Plan, this Option Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

         All notices under this Option Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

         This Option Agreement shall be governed by and construed in accordance with the laws of the State of California.


                                                        D-D-4

         This Option Agreement shall be binding upon and inure to the heirs, successors and assigns of the Optionee (subject, however, to the limitations set forth herein with respect to assignment of the Options or rights therein) and the Company, and shall be construed in a manner that is consistent with the provisions of the Plan.



Date of Grant:                          California Real Estate Investment Trust

                                        ------------------------------------
                         By:

                                        Title:

                                        Address:


                                        Optionee



                                        ---------------------------------------
                        Name:

                                        Address:



                                                        D-D-5

                                                                         ANNEX E

                     COMPARISON OF THE RESTATED DECLARATION
                      AND THE EXISTING DECLARATION OF TRUST

         The following is a comparison of the principal provisions of the Restated Declaration (and the related form of By-laws to be adopted in connection therewith) and the existing Declaration of Trust. The comparisons herein are summaries which do not purport to be complete and are qualified in their entirety by reference to the form of Restated Declaration of Trust attached to the Proxy Statement as annex B (and related form of By-laws) and the existing Declaration of Trust.




Topic                     Existing Declaration of Trust                               Restated Declaration of Trust (and
                                                                                      related By-laws)

Declaration               Formal declaration of terms and conditions                  Same provisions as old Declaration
-----------               upon which the trust is to be created and                   with additional declaration that
                          terms and conditions upon which the                         Trustees will hold all investments
                          proportionate share and interest of each                    of every type and description
                          shareholder is to be determined as well as                  acquired and investment proceeds
                          terms and conditions under which property                   in trust and manage, improve, hold
                          is to be held.                                              and dispose of such investments for
                                                                                      the benefit of the shareholders of
                                                                                      record.

The Company

Name                      No comparable provision.                                    Section 2.1 names the Company
                                                                                      "Capital Trust" and requires the
                                                                                      Board of Trustees to conduct the
                                                                                      Company's activities under that
                                                                                      name, unless the name is not
                                                                                      practical, legal or convenient, in
                                                                                      which case they may adopt a more
                                                                                      appropriate name.

Principal Office          No comparable provision.                                    Section 2.2 designates a principal
                                                                                      office and empowers the Board of
                                                                                      Trustees to change it from time to
                                                                                      time and to maintain additional
                                                                                      business addresses.

Purpose                   No comparable provision.                                    Section 2.3 delineates the purposes
                                                                                      of the Company as engaging in any
                                                                                      lawful business or activity for
                                                                                      which a trust may be organized
                                                                                      under the laws of California.

No Partnership            Section 2.3 contains a provision which                      Section 2.4 incorporates Section 2.3 of
Relationship              states that the Trustees, the shareholders or               the old Declaration and, in addition,
                          any other Person are not to be considered                   characterizes the Company as a common law
                          co-partners or members of any association.                  trust under California law, states that it is
                                                                                      not to be treated as a general partnership,
                                                                                      limited partnership, joint venture or joint
                                                                                      stock company, and establishes the status of
                                                                                      the shareholders as solely beneficiaries of
                                                                                      the Company.






Amendment and             No comparable provision.                                    Section 2.5 states that the Restated
Restatement of Original                                                               Declaration amends and restates in
Declaration of Trust                                                                  its entirety the existing Declaration
                                                                                      of Trust.

Investment Policy

General Statement of      Section 3.1 sets forth the Company's intent                 Section 3.1 eliminates the references to
Policy                    to operate as a REIT and instructs the                      REIT status and the descriptions of
                          Trustees to comply with all necessary                       permissible real property investments,
                          rules and regulations required to maintain the              stating that the Board shall from time
                          Company's REIT status. Section 3.2 sets forth               to time establish policies to govern the
                          permissible investments for the Company,                    investment and reinvestment of monies and
                          primarily in the area of real property.                     other property held in the trust estate.

Maintenance of Assets     Section 3.3 empowers the Trustees to                        Section 3.2 incorporates Section 3.3
                          maintain the Company's assets.                              of the old Declaration and adds a
                                                                                      clause indicating that all expenses relating
                                                                                      to the maintenance of the Company's assets
                                                                                      are to be reimbursed from Company funds.

Disposition or            Section 3.4 vests the Trustees with full                    Section 3.3 incorporates Section 3.4
Encumbrance of Assets     discretion in disposing of or encumbering                   of the old Declaration and also
                          Company assets.                                             grants the Board of Trustees
                                                                                      discretion in financing Company
                                                                                      assets.

Use of Brokers and        Section 3.5 authorizes the Trustees to                      Section 3.4 incorporates Section 3.5
Appraisers                employ any Person for the purposes of                       of the old Declaration and broadens
                          appraising, acquiring, encumbering or                       it to include employing Persons for
                          disposing of Company assets, subject to the                 financing purposes.
                          Declaration's restrictions governing
                          transactions with related parties.

Management of Company     Section 3.6 authorizes the Trustees to select               Section 3.5 incorporates Section 3.6
Property                  a qualified contractor to actively manage the               of the old Declaration.
                          Company property, subject to the
                          Declaration's restrictions governing
                          transactions with related parties.

Company's Right to        No comparable provision.                                    Section 3.6 authorizes the Company
Borrow Funds                                                                          to borrow funds and issue debt
                                                                                      obligations.






Transactions with          Section 3.7 sets forth the procedures                       Section 3.7 indicates that no
Related Parties            requiring disinterested Trustee Approval of                 contract or transaction between a
                           any "Material Transaction" with a "Related                  Trustee, officer or shareholder and
                           Party."  Section 3.7 provides that such                     the Company shall be void or
                           transactions must be fair and reasonable to                 voidable solely because of the
                           the Company and its shareholders as a                       interested party's relationship with
                           whole at the time of authorization.                         the Company or the interested
                           "Material Transaction" is defined to                        party's presence at a meeting where
                           include, without limitation, any purchase,                  such transaction was approved or
                           sale, loan, lease, pledge, exchange or other                the interested party's votes were
                           transfer of Company assets or securities,                   counted for such purpose if either
                           and any merger, consolidation,                              (i) the material facts as to the
                           reorganization, joint venture, partnership or               interested party's relationship or
                           other entity involving the Company.                         interest were disclosed and the
                           "Related Party" means any Trustee, officer,                 transaction was approved in good
                           Large Shareholder, investment manager or                    faith by either a majority of the
                           advisor of the Company, or any Affiliate or                 shareholders or a majority of the
                           Associate of such person.  "Large                           disinterested Trustees or (ii) the
                           Shareholder" means any person who is the                    contract or transaction is fair to the
                           beneficial owner (within the meaning of                     Company.  In addition, Section 3.7
                           Rule 13d-3 of the Act) of 5% or more of                     eliminates any "corporate
                           the outstanding common shares or preferred                  opportunity" claims by the
                           shares of the Company entitled to vote in                   Company or any shareholder with
                           the election of Trustees after including                    respect to any Trustee, officer or
                           among his shares those owned by an                          shareholder.
                           Affiliate or Associate.  "Affiliate" and
                           "Associate" have the meanings assigned in
                           Rule 12b-2 of the Exchange Act; provided
                           that a person is not an "Affiliate" or a
                           "Associate" of any other person solely by
                           reason of being a Trustee or officer of the
                           Company.

Classes of Shares;
Designations,
Preferences, etc.;
Shareholders






Number of Shares;          Section 4.1(a) and (b) provides for two                     Sections 4.1(a) and (b) provide for
Classes                    classes of shares, common shares and                        four classes of shares, in unlimited
                           preferred shares, in unlimited amounts.                     amounts: Class A Common Shares, Class B
                                                                                       Common Shares, Class A Preferred Shares and
                                                                                       Class B Preferred Shares. It provides that
                                                                                       the Board of Trustees may establish
                                                                                       additional classes or series of preferred
                                                                                       shares as set forth in Section 6.1 of the
                                                                                       Restated Declaration.

Designations,              No comparable provision.                                    Section 4.2 provides that designations,
Preferences, etc.                                                                      preferences, qualifications and special or
                                                                                       relative rights or privileges of the common
                                                                                       and preferred shares are set forth in
                                                                                       Articles V and VI.

Statement of Source        Section 5.2 provides that distributions to                  No comparable provision.
                           shareholders shall be accompanied by a
                           statement identifying the source or sources
                           to which the distribution is charged.

Shareholder's Interest     Section 2.2 specifies the nature of a                       Section 4.3 incorporates the text of
 in Company                shareholder's interest in the Company.                      Section 2.2 of the old Declaration.

Common Shares

Common Shares;              Section 4.1(a) provides that, all common                   Section 5.1 provides that, except as
Identical Rights            shares have equal rights.                                  otherwise specifically provided in
                                                                                       Article V of the Restated Declaration or as
                                                                                       required by law, all common shares are
                                                                                       identical and have the same rights.



Dividends                   Sections 4.1(a) and 5.1 provide the terms                  Section 5.2 incorporates text from
                            governing the declaring of dividends on the                Sections 4.1(a) and 5.1 of the old
                            common shares.                                             Declaration and also provides that
                                                                                       the holders of all classes of common shares
                                                                                       are entitled to share equally in dividends
                                                                                       based upon the numbers of shares held and
                                                                                       that if dividends are declared payable in
                                                                                       common shares, such dividends are payable in
                                                                                       holders of Class A Common Shares to Class A
                                                                                       Common Shares and in Class B Common Shares to
                                                                                       holders of Class B Common Shares. It also
                                                                                       provides that the Board of Trustees may set a
                                                                                       record date for payment of dividends pursuant
                                                                                       to Section 7.3.

Liquidation Rights          Section 4.1(a) provides the terms governing                 Section 5.3 incorporates text from
                            the liquidation rights of the holders of                    Sections 4.1(a) and 9.2 of the old
                            common shares.                                              Declaration, but specifies that
                                                                                        amounts will be distributed ratably
                                                                                        among the holders of all classes of
                                                                                        common shares.






Voting Rights               No comparable provision.                                    Section 5.4 provides that Class B
                                                                                        Common Shares have no voting
                                                                                        rights.  In addition, subject to
                                                                                        special voting rights of Voting
                                                                                        Preferred Shares, the approval of
                                                                                        matters brought for a shareholders'
                                                                                        vote requires a majority of the
                                                                                        Voting shares (including the Class
                                                                                        A Common Shares) voting as a
                                                                                        single class.  Each Voting Share
                                                                                        entitles the holder to the voting
                                                                                        rights specified in Section 5.4 or,
                                                                                        with respect to Voting Preferred
                                                                                        Shares, the voting rights specified
                                                                                        in the certificate of designation.
                                                                                        Section 5.4 further provides that
                                                                                        any Voting Shares owned by the
                                                                                        Company have no voting rights and
                                                                                        are not counted for determining a
                                                                                        quorum.






Conversion Rights           No comparable provision.                                    Section 5.5(a) provides that each
                                                                                        Class A Common Share is
                                                                                        convertible at the holder's option
                                                                                        into one fully paid and
                                                                                        nonassessable Class B Common
                                                                                        Share and that each Class B
                                                                                        Common Share is convertible at the
                                                                                        holder's option into one fully paid
                                                                                        and nonassessable Class A
                                                                                        Common Share.  Section 5.5(b)
                                                                                        sets forth the procedures for
                                                                                        exercising the conversion right,
                                                                                        including the requirements of
                                                                                        providing the Company with a
                                                                                        certification relating to compliance
                                                                                        with the Bank Holding Company
                                                                                        Act of 1956, as amended, and
                                                                                        surrendering share certificates on
                                                                                        the Conversion Date.  Section
                                                                                        5.5(c) provides that conversions are
                                                                                        to be made without a charge to the
                                                                                        converting holder for any tax.
                                                                                        Section 5.5(d) provides that
                                                                                        common shares issued upon
                                                                                        conversion of common shares will
                                                                                        be fully paid and nonassessable and
                                                                                        free of liens.

Stock Splits, etc.          No comparable provision.                                    Section 5.6 provides that there will
                                                                                        be no subdivision or combination of
                                                                                        any outstanding class or series of
                                                                                        common shares through stock
                                                                                        splits, reclassifications, stock
                                                                                        dividends, recapitalizations,
                                                                                        consolidations or otherwise, unless
                                                                                        all classes and series of common
                                                                                        shares are subdivided or combined
                                                                                        proportionately and in the same
                                                                                        manner.






Consolidation, Merger or    No comparable provision.                                    Section 5.7 provides that the Company will
Sale                                                                                    not consolidate, merge or sell or convey
                                                                                        Company assets unless the outstanding
                                                                                        common shares of all classes and series
                                                                                        are convertible into the same kind and
                                                                                        amount of consideration receivable by the
                                                                                        holders of common shares in such
                                                                                        transaction.

Reacquired Shares           No comparable provision.                                    Section 5.8 provides for the prompt
                                                                                        retirement and cancellation of any
                                                                                        common shares which are
                                                                                        converted, purchased, redeemed or
                                                                                        otherwise acquired by the
                                                                                        Company.

Preferences, Appraisals,    Section 4.1(a) and Section 4.7 provide that                 Section 5.9 incorporates the text of
Redemption and              holders of common shares are not entitled to                4.1(a) of the old Declaration and
Preemptive Rights           preferences, appraisals, conversions,                       eliminates the prohibitions on
                            exchanges, preemptive or redemption rights                  conversions and exchanges.
                            (except redemption rights as provided in
                            Section 4.10).

Nonassessability of         Section 4.2 provides that the Company's                     Section 5.10 provides that the
Common Shares               shares are nonassessable.                                   Company's common shares are
                                                                                        nonassessable after the payment of
                                                                                        the subscription price.

Preferred Shares

Preferred Shares            Section 4.1(b) authorizes the Trustees to                   Section 6.1 incorporates the text of
                            issue preferred shares and to set the rights,               4.1(b) of the old Declaration and
                            powers, preferences, privileges and                         adds a provision empowering the
                            restrictions with respect to such shares in a               Board of Trustees to amend the
                            resolution set forth in a certificate of                    resolutions creating such classes or
                            designation.                                                series of preferred shares.

The Class A Preferred       No comparable provision.                                    Section 6.2 provides that the Class
Shares and the Class B                                                                  A Preferred Shares and the Class B
Preferred Shares                                                                        Preferred Shares have the rights,
                                                                                        preferences, privileges and
                                                                                        restrictions stated in the Certificates
                                                                                        of Designation.






Nonassessability of         Section 4.2 provides that the Company's                     Section 6.3 provides that the
Preferred Shares            shares are nonassessable.                                   Company's preferred shares are
                                                                                        nonassessable after the payment of
                                                                                        the subscription price.

Recording of Certificates   No comparable provision.                                    Section 6.4 provides that the
of Designation                                                                          Company may record the
                                                                                        Certificate of Designation.

Share Certificates

Issuance of Certificates    Section 4.3 provides for the issuance of                    Section 4.1 of the By-Laws
                            share certificates.                                         incorporates the text of Section 4.3
                                                                                        of the old Declaration.

Authentication of           Section 4.4 provides procedures for the                    Section 4.2 of the By-Laws
Certificates                authentication of share certificates.                      incorporates the text of Section 4.4
                                                                                       of the old Declaration, substituting two
                                                                                       officers designated by the Board as
                                                                                       signatories in place of specified, titled
                                                                                       officers.

Replacement Certificates    Section 4.5 provides procedures for the                     Section 4.3 of the By-Laws
                            replacement of share certificates.                          incorporates the text of Section 4.5
                                                                                        of the old Declaration.

Only Registered Holder      Section 4.6 provides for a registry of                      Section 4.4 of the By-Laws
Recognized                  shareholders and procedures for resolving                   incorporates the text of Section 4.6
                            disputes concerning title to share                          of the old Declaration.
                            certificates.

Shareholder's Transfer of   Section 4.7 provides procedures for share                   Section 4.5 of the By-Laws
Shares                      certificate transfers.                                      incorporates the text of Section 4.7
                                                                                        of the old Declaration, eliminating
                                                                                        references to the prohibition on
                                                                                        fractional shares.

Transfers by Operation      Section 4.8 establishes the procedures for                  Section 4.6 of the By-Laws
of Law                      transfer of shares by operation of law.                     incorporates the text of Section 4.8
                                                                                        of the old Declaration, eliminating
                                                                                        the reference to the prohibition on
                                                                                        fractional shares.






Certain Restrictions on     No comparable provision.                                   Section 4.7 of the By-Laws imposes
Transfer; Legend                                                                       conditions on the certain transfers
                                                                                       of shares to Bank Holding Companies,
                                                                                       including requirements that the transferred
                                                                                       shares be converted into non-voting shares
                                                                                       and that a restrictive legend be placed on
                                                                                       the share certificates.

Right to Refuse to          Section 4.10 provides restrictions on                      Provision eliminated.
Transfer Shares;            transferability and limited rights of the
Acquisition Restriction;    Company to redeem shares in order to
Redemption Rights           ensure that the Company qualifies as a
                            REIT under applicable law.

Meetings of Shareholders

Annual Meeting              Section 7.1 establishes the time and place of               Section 7.1 incorporates the text of
                            the annual meeting and the method of                        Section 7.1 of the old Declaration,
                            providing notice.                                           changing the location to New York,
                                                                                        New York instead of San
                                                                                        Francisco, California.

Special Meetings            Section 7.2 establishes the procedures for                  Section 7.2 incorporates the text of
                            calling a special meeting.                                  Section 7.2 of the old Declaration.

Record Date                 Section 7.5 provides for the fixing of a                   Section 7.3 incorporates the text of
                            record date.                                               Section 7.5 of the old Declaration,
                                                                                       but changes the date for fixing the record
                                                                                       date from no more than 50 days, to no more
                                                                                       than 60 days, prior to the date of any
                                                                                       meeting of shareholders or dividend payment.

Voting of Shares            Section 7.7 establishes the procedures for                 Section 7.4 incorporates the text of
                            voting.                                                    Section 7.7 of the old Declaration,
                                                                                       eliminates a cross-reference to maintenance
                                                                                       of REIT status and a reference to action
                                                                                       without a meeting and adds a reference to
                                                                                       Section 5.4's voting rights provisions.

Inspectors of Elections     No comparable provision.                                    Section 7.5 provides for the
                                                                                        appointment of election inspectors
                                                                                        and specifies their duties at
                                                                                        shareholder meetings.






Shareholder List            No comparable provision.                                    Section 7.6 establishes the
                                                                                        procedures for keeping a
                                                                                        shareholder list for election
                                                                                        purposes.

Quorum                      Section 7.6 establishes quorum requirements                 Section 7.7 incorporates the text of
                            for shareholder meetings.                                   Section 7.6 of the old Declaration.

Notice                      Section 7.3 establishes notice requirements                 Section 7.8 incorporates the text of
                            for shareholder meetings.                                   Section 7.3 of the old Declaration,
                                                                                        eliminating the reference to the
                                                                                        special meeting notice requirement
                                                                                        now covered in Section 7.9.

Business                    Section 7.3 provides that no                                Section 7.9 incorporates the special
Transacted                  business may be transacted at a special                     meeting notice requirement from
                            meeting unless notice of such business                      Section 7.3 of the old Declaration.
                            has been given in the call for the meeting.

Action at a Meeting         Section 7.7(a) provides that whenever any                   Section 7.10 incorporates the text
                            action is to be taken by shareholders, unless               of Section 7.7(a) of the old
                            otherwise required by the Declaration, by                   Declaration.
                            provisions relating to outstanding preferred
                            shares or by law, it is by affirmative
                            majority vote.

Action Without a            Section 7.7(a) provides for shareholder                     Section 7.11 incorporates the text
Meeting                     action without a meeting.                                   of Section 7.7(a) of the old
                                                                                        Declaration which refers to shareholder
                                                                                        action without a meeting and adds a 90-day
                                                                                        notice to shareholders who have not
                                                                                        consented in writing.

Effect of Action              Section 7.4 provides that, except as                        Section 7.11 incorporates the text
                              provided by law or the Declaration, no                      of Section 7.4 of the old
                              action taken by the shareholders is binding                 Declaration and adds an additional
                              on the Trustees in their management of the                  exception for provisions in
                              Company.                                                    certificates of designation.

Annual Report                 Section 7.8 provides for a report at each                   Provision eliminated.
                              annual meeting.

Trustees






Authority of Trustees         Section 2.1 entrusts, except as otherwise                   Section 8.1 incorporates the text of
                              expressly provided, the business, affairs and               Section 2.1 of the old Declaration.
                              assets of the Company to the exclusive
                              management and control of the Trustees
                              and directs that the Trustees exercise
                              their powers for the exclusive benefit
                              of the shareholders.

Powers of Trustees            Section 8.10 specifies the powers of the                  Section 8.2 incorporates the text of
                              Trustees.                                                 Section 8.10 of the old Declaration,
                                                                                        eliminates a geographic restriction on where
                                                                                        the Company can conduct business, and adds
                                                                                        (i) the ability to terminate the Company's
                                                                                        status as a REIT and (ii) the power to adopt
                                                                                        by-laws.

Number, Term and              Section 8.1 directs that the Trustees act as a              Section 8.3(a) incorporates the text
Qualifications                Board, provides for the number of Trustees                  of Section 8.1, changing the
                              and the method of Trustee succession, and                   permissible number of trustees to
                              vests ownership of Company assets in the                    no more than 21.  Section 8.3(b)
                              Trustees jointly.  Section 8.2(b) specifies                 incorporates the text of Section
                              the Trustees' terms of office.  Section                     8.2(b), and Section 8.3(c)
                              8.2(d) specifies the method for electing and                incorporates the text of Section
                              qualifying Trustees.  Section 8.2(a) contains               8.2(d) of the old Declaration.
                              a restriction that limits, to less than a                   Section 8.2(a)'s restriction with
                              majority, the number of Trustees that are                   respect to the number of Affiliates
                              Affiliates or Associates of an investment                   or Associates that may be Trustees
                              manager or advisor to the Company.                          has been eliminated.

Resignations                  Section 8.4 specifies how Trustees may                      Section 8.4 incorporates the text of
                              resign.                                                     Section 8.4 of the old Declaration,
                                                                                          eliminating a requirement that a
                                                                                          resignation be recorded in order to
                                                                                          be effective.

Removal of Trustees           Section 8.3 specifies how Trustees are                      Section 8.5 incorporates the text of
                              removed.                                                    Section 8.3 of the old Declaration
                                                                                          and changes the required Trustee
                                                                                          vote to a simple majority.






Newly Created                 Section 8.5 provides that the Trustees may                  Section 8.6 incorporates the text of
Trusteeships and              fill vacancies on the Board of Trustees and                 Section 8.5 of the old Declaration
Vacancies                     specifies the term of the newly-elected                     and also provides for the transfer of
                              Trustee.                                                    the interest of a Trustee in
                                                                                          Company property upon resignation
                                                                                          or removal.

Place of Meeting              No comparable provision.                                    Section 1.1 of the By-Laws
                                                                                          provides that Trustee meetings are
                                                                                          to be held at the principal office of
                                                                                          the Company or as designated by
                                                                                          the Chairman or a majority of the
                                                                                          Board of Trustees.

Quorum                        Section 8.5 provides that a majority of the                 Section 1.2 of the By-Laws
                              Trustees constitutes a quorum.                              incorporates the text of Section 8.5
                                                                                          of the old Declaration.

Notice                        Section 8.5 provides that meetings may be                   Section 1.3 of the By-Laws
                              called at any time by the Chairman or any                   incorporates the text of Section 8.5
                              two Trustees, upon at least three days'                     of the old Declaration.
                              notice.

Action                        Section 8.5 provides that the Trustees may                  Section 1.4 of the By-Laws provides
by Trustees                   act pursuant to the vote or written consent,                that the vote of a majority of the
                              with or without a meeting, of more than half of             Trustees present at a meeting at
                              the number of Trustees in office.                           which a quorum is present shall be the
                                                                                          act of the Board (fixing an inconsistency
                                                                                          in Section 8.5 of the old Declaration
                                                                                          with respect to actions with and without
                                                                                          meetings).

By-Laws                       Section 8.6 provides that the Trustees may                  Section 8.2 empowers the Trustees
                              adopt, amend or repeal by-laws for the                      to adopt, implement, amend and
                              conduct of their duties and for defining the                restate by-laws which are not
                              duties of the Company's officers, agents,                   inconsistent with the new
                              employees and representatives.                              Declaration.  Section 8.9
                                                                                          incorporates the text of Section 8.6
                                                                                          of the old Declaration and specifies
                                                                                          the scope of the permitted by-laws.

Compensation                  Section 8.8 provides that the Trustees,                     Section 8.7 incorporates the text of
                              the secretary and every other person engaged                Section 8.8 of the old Declaration
                              to assist in the execution of the Company                   and broadens it slightly to cover all
                              are to be compensated from Company                          Company officers.
                              assets at rates fixed by the Board.




Action without Meeting        Section 8.5 provides that no action of the                  Section 1.5 of the By-Laws
                              Trustees without a meeting is effective                     incorporates the text of Section 8.5
                              unless all Trustees in office sign a written                of the old Declaration.
                              consent to such action and a waiver of a
                              meeting and further provides that lack
                              of written consent and waiver will not
                              bar claims of a third-party relying in
                              good faith upon such action.

Telephonic Meeting            No comparable provision.                                    Section 1.6 of the By-Laws
                                                                                          provides that the Board of Trustees
                                                                                          or committee meetings may be held
                                                                                          by telephone or similar
                                                                                          communication devices and that
                                                                                          participation by a Trustee by
                                                                                          telephone constitutes personal
                                                                                          presence at a meeting.

Use and Effect of             Section 8.9 provides for the custody of the                 Section 1.7 of the By-Laws
Company Seal                  Company seal and establishes the effect of                  incorporates the text of Section 8.9
                              its use.                                                    of the old Declaration.

Committees                    Section 8.7 provides for the appointment of                 Section 8.8 incorporates the text of
                              committees of the Company and the                           Section 8.7 of the old Declaration,
                              delegation of powers to such committees,                    eliminating the references to the
                              excepting the power to declare dividends                    delegation of authority to act on
                              and to amend the Declaration of Trust and                   behalf of the Company (which is
                              for the delegation of authority to act in                   covered in Article IX of the
                              behalf of the Company to any Trustee,                       Restated Declaration).
                              officer, employee or agent.

Officers






Officers Generally            Section 8.7 provides for the delegation of                  Article IX incorporates the
                              authority to act in behalf of the Company to                provisions of Section 8.7 of the old
                              any Trustee, officer, employee or agent.                    Declaration, and further provides
                                                                                          that the Board may appoint such officers
                                                                                          and agents as it deems advisable and
                                                                                          determine the duties, powers and terms of
                                                                                          office of such appointees. Article III of
                                                                                          the By-Laws contains provisions addressing
                                                                                          the powers of officers, the delegation of
                                                                                          duties to officers, the resignation and
                                                                                          removal of officers and the filling of
                                                                                          office vacancies.

Consolidation, Merger,
Sale of Assets, etc.

Consolidation, Merger,        Section 3.8 provides that, subject to other                 Article X incorporates the
Sale of Assets, etc.          restrictions in the Declaration and in any                  restrictions on the major
                              series of preferred shares that may be                      transactions contained in (b) and (c)
                              outstanding, the Company may not: (a) take                  of Section 3.8 of the old
                              any action which would forseeably cause it                  Declaration, eliminates the
                              to lose its REIT status; (b) be incorporated,               restriction on losing REIT status,
                              merged, consolidated, reorganized,                          and changes the approval
                              liquidated or dissolved; or (c) sell, lease,                requirement to the affirmative vote
                              exchange or otherwise dispose of all or                     or written consent of a majority of
                              substantially all of its assets, without the                the outstanding Voting shares
                              affirmative vote or written consent of either               entitled to vote, voting as a single
                              (i) 75% of the Trustees and a majority of                   class or series.
                              the common shares entitled to vote or (ii)
                              662/3% of the common shares entitled to
                              vote.

Accounting

Standard                      Section 6.1 provides that the books and                     Section 11.1 incorporates the text
                              records of the Company be kept in                           of Section 6.1 of the old
                              conformity with GAAP.                                       Declaration and adds a provision
                                                                                          allowing the Board to determine
                                                                                          otherwise.

Inspection of Records         Section 6.2 specifies the procedures for                    Section 11.2 incorporates the text
                              inspecting the records of the Company.                      of Section 6.2 of the old
                                                                                          Declaration.






Annual Audit                  Section 6.3 provides for an annual audit of                 Section 11.3 incorporates the text
                              the Company's books in conformity with                      of Section 6.3 of the old
                              GAAP and the filing and distribution to the                 Declaration, eliminates a reference
                              shareholders of the audit within 90 days of                 to Company surplus, and adds a
                              the close of the period covered by the                      provision allowing the Board to
                              report.                                                     determine whether the audit should
                                                                                          be conducted in conformity with
                                                                                          GAAP.

Interim Reports               Section 6.4 provides for interim reports                    Section 11.4 incorporates the text
                              containing a balance sheet, which may be                    of Section 6.4 of the old
                              unaudited, to be prepared quarterly and to                  Declaration.
                              be distributed to shareholders within a
                              reasonable time after the close of the
                              quarter.

Duration of the Company

Duration                      Section 9.1 provides that the Company                       Section 12.1 incorporates the text
                              will continue for the lives of the named                    of Section 9.1 of the old Declaration.
                              children and grandchildren of the initial
                              Trustees, living on the day of execution of
                              the Declaration and for 20 years after the
                              death of the last survivor of them and
                              that the Company will then cease.

Early Termination             Section 9.2 provides that the trust is                      Section 12.2 incorporates the text
                              irrevocable and that, subject to the                        of Section 9.2 of the old
                              provisions of any series of outstanding                     Declaration and changes the
                              preferred shares, it may be terminated or                   approval requirement to the
                              dissolved only upon the affirmative vote or                 affirmative vote or written consent
                              written consent of either (i) 75% of the                    of either (i) a majority of the
                              Trustees and a majority of the common                       Trustees and a majority of the
                              shares entitled to vote or (ii) 662/3% of the               outstanding Voting shares or (ii)
                              common shares entitled to vote.                             662/3% of the outstanding Voting
                                                                                          shares.






Procedure Upon                Section 9.3 provides that upon termination                  Section 12.3 incorporates the text
Termination                   of the Company, the Trustees will liquidate                 of Section 9.3, adds a requirement
                              the Company assets as they deem desirable,                  for payment of any preferential
                              pay or make provision for payment of all                    amounts due to any holders of
                              present and contingent Company liabilities,                 preferred shares, and revises how
                              and distribute the remaining assets, either in              the remaining assets are to
                              kind or in money or both, to the                            distributed by requiring that they be
                              shareholders in proportion to their holdings.               distributed ratably to holders of
                                                                                          outstanding common shares, subject to any
                                                                                          participating or similar rights of the
                                                                                          outstanding preferred shares.

Amendments

Amendment Procedure           Section 10.3 provides that any amendment                    Section 13.1 incorporates the text
                              must be in writing and, subject to the                      of Section 10.3 of the old
                              changes required by law or to maintain                      Declaration, eliminates the
                              REIT status and the provisions of any                       reference to maintenance of REIT
                              outstanding preferred shares, requires the                  status and changes the approval
                              affirmative vote or written consent of either               requirement to the affirmative vote
                              (i) 75% of the Trustees and a majority of                   or written consent of either (i) a
                              the outstanding common shares entitled to                   majority of the Trustees and a
                              vote or (ii) 662/3% of the outstanding                      majority of the outstanding Voting
                              common shares entitled to vote.                             shares or (ii) 662/3% of the
                                                                                          outstanding Voting shares.

Amendments Without            Section 10.4 provides that, notwithstanding                 Section 13.2 incorporates the text
Shareholder Approval          Section 10.3, the Declaration may be                        of Section 10.4 of the old
                              amended by 75% of the Trustees without                      Declaration, eliminates the
                              the vote or consent of the shareholders to                  reference to REIT status and
                              the extent they deem it necessary to                        extends the notice period to 90
                              maintain REIT status or to conform the                      days.
                              Declaration to the requirements of
                              applicable laws, rulings or regulations, that
                              the Trustees are not liable for failing to so
                              amend it, and that notice of such
                              amendment be sent to the shareholders
                              within 30 days.

Recording Amendments          Section 10.5 provides for the execution and                 Section 13.3 incorporates the text
                              recording of an instrument setting forth the                of Section 10.5 of the old
                              amendment by the Secretary and the                          Declaration, but provides that such
                              Chairman.                                                   instrument may be recorded if
                                                                                          deemed advisable by the Board.






Exculpation and
Indemnification

Exculpation of Trustees,           Section 2.6 provides that no Trustee,             Section 14.1 provides that the
Officers and Others;               officer, employee or agent of the Company         Company may, to the full extent
Fidelity Bond                      is liable to the Company or any other             permitted by law, limit the liability
                                   person for any act or omission except for         of and indemnify any and all
                                   his own willful misfeasance, bad faith,           Trustees, officers, employees or
                                   gross negligence or reckless disregard of         agents and their respective legal
                                   duty or his failure to act in good faith in the   successors for actions on the
                                   reasonable belief that his actions are in         Company's behalf in a by-law
                                   Company's best interests.  It further             adopted by a majority of the Board.
                                   provides that the above named individuals         Section 2.1 of the By-Laws
                                   when acting in connection with the                incorporates the text of Section 2.6
                                   Company are deemed to be acting for the           of the old Declaration, eliminating
                                   Company and not as individuals, that they         the fidelity bond requirement.
                                   are not liable for actions taken or
                                   omitted for or on behalf of the Company,
                                   and that resort must be to the assets of
                                   the Company for payment or performance.
                                   It also requires that the Trustees
                                   obtain, file and maintain a good and
                                   sufficient fidelity bond by a
                                   California-qualified corporate surety.

Limitation on Liability of         Section 2.5 provides that anyone dealing          Section 14.2 incorporates the text
Shareholders, Trustees             with or having a claim against the Trustees,      of Section 2.6 of the old
and Officers                       or any officer, agent or employee of the          Declaration.
                                   Company must look only to the Company
                                   for payment, that no shareholder is
                                   personally or individually liable, that
                                   every Company contract provide that
                                   shareholders are not personally liable,
                                   and that the Company maintain adequate
                                   liability insurance for protection of
                                   the Company and those connected to it.







Indemnification and        Section 2.7 provides for indemnification of                 Section 2.2 of the By-Laws
Reimbursement              those connected to the Company and acting                   incorporates the text of Section 2.7
                           on its behalf, unless the claim or asserted                 of the old Declaration.
                           liability arises out of willful misfeasance,
                           bad faith, gross negligence or reckless
                           disregard of duty or failure to act in
                           good faith in the reasonable belief that
                           the actions are in Company's best
                           interests. It further provides that the
                           right of indemnification is not
                           exclusive of any other right to which
                           any individual is lawfully entitled,
                           that the Company may enter into
                           individual indemnification agreements
                           with any person entitled to
                           indemnification under this section, and
                           that the Company may set aside assets to
                           fund its indemnification obligations.

Right of Trustees and      Section 4.9 provides that any Trustee,                      Section 14.3 incorporates the text
Officers to Own Shares     officer, agent, or employee of the Company                  of Section 4.9 of the old
or Other Property and to   may acquire or dispose of Company shares                    Declaration.
Engage in Other            for his individual account and exercise all
Businesses                 rights of a shareholder, as if he were not
                           associated with the Company.

Representations and        Section 2.10 limits the authority of an                     Sections 14.4 incorporates the text
Guarantees                 officer, agent, representative or employee of               of Section 2.10 of the old
                           the Company to make representations or                      Declaration.
                           guarantees concerning the Company, to be
                           responsible for the validity or sufficiency of
                           the Company or the share certificates, to
                           change the terms or conditions of the
                           Declaration or any Company certificates, or
                           to bind the Company or its agents.

Miscellaneous

Fiscal Year                No comparable provision.                                    Section 15.1 establishes the
                                                                                       calendar year as the Company's
                                                                                       fiscal year, unless otherwise
                                                                                       required by law or set by resolution
                                                                                       of the Trustees.





Checks                     No comparable provision.                                    Section 15.2 authorizes the Trustees
                                                                                       to establish signatory policies for
                                                                                       checks, drafts, orders for payment
                                                                                       of money, notes or other evidences
                                                                                       of indebtedness.


                     CALIFORNIA REAL ESTATE INVESTMENT TRUST

                   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF CALIFORNIA REAL ESTATE INVESTMENT TRUST FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, JUNE 5, 1997.


         The undersigned, as a holder of common shares of beneficial interest, $1.00 par value per share (the "Common Shares"), of California Real Estate Investment Trust ("the "Company") hereby appoints John R. Klopp and Gary R. Garrabrant, and each of them, with full power of substitution, proxies to vote all Common Shares for which the undersigned is entitled to vote through the execution of a proxy with respect to the Annual Meeting of Shareholders of the Company to be held at the Pacific Stock Exchange, 301 Pine Street, San Francisco, California 94104, on Thursday, June 5, 1997 at 10:00 a.m., local time, or any adjournment or adjournments thereof, and authorizes and instructs said proxies to vote in the manner directed below.

          THE BOARD OF TRUSTEES OF THE COMPANY RECOMMENDS VOTES "FOR" EACH OF THE FOLLOWING

  6. On the proposal to approve the issuance and sale, at a price of $2.69 per share, of a maximum of 12,639,405 shares and a minimum of 11,895,911 shares of the Company's class A 9.5% cumulative convertible preferred shares, $1.00 par value, of beneficial interests in the Company (the "Class A Preferred Shares") upon the terms and conditions set forth in the preferred share purchase agreement, dated as of April , 1997, by and between the Company and Veqtor Finance Company, LLC, a Delaware limited liability company ("Veqtor"), attached to the accompanying Proxy Statement as annex A, and in the certificate of designation, preferences and rights of the class A 9.5% cumulative convertible preferred shares and the class B 9.5% cumulative convertible non-voting preferred shares of the Company, in the form attached to the accompanying Proxy Statement as annex B.

         (check one box)    / /  For     / /  Against    / /  Abstain

   7. On the proposal to approve an amended and restated declaration of trust of the Company, in the form attached to the accompanying Proxy

         Statement as annex C.

         (check one box)    / /  For     / /  Against    / /  Abstain


   8. On the proposal to approve a share option plan, in the form attached to the accompanying Proxy Statement as annex D.

         (check one box)    / /  For     / /  Against    / /  Abstain


  9.     Election of Trustees.
              FOR             WITHHELD         Nominees:    Martin L. Edelman
              /  /                /  /            /  /      Gary R. Garrabrant
                                                            Craig M. Hatkoff
                                                            John R. Klopp
                                                            Sheli Z. Rosenberg
                                                            Lynne B. Sagalyn
                                                            Samuel Zell

         For, except vote withheld for the following nominee(s):


--------------------------
  10. On the proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for fiscal year 1997.

         (check one box)    / /  For     / /  Against    / /  Abstain


  11. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof, or upon matters incident to the conduct of the meeting.

You may revoke this proxy at any time by forwarding to the Company a subsequently dated proxy received by the Company prior to the Annual Meeting.

        (Continued and to be signed on the reverse side)

Returned proxy cards will be voted (1) as specified on the matters listed above;
(2) in accordance with the Board of Trustees' recommendations where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: x

The shares represented by this Proxy will be voted in the manner directed and, if no instructions to the contrary are indicated, will be voted FOR the election of the named nominees and approval of the proposals set forth above.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the proxy statement furnished therewith.

Print and sign your name below exactly as it appears hereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title, as such. Joint owners should each sign. If a corporation, please sign as full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Date:                               1997
                                            ----------------------------,





                                        -------------------------
                                        Signature (title, if any)



                                        -------------------------
                                        Signature, if held jointly




PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS HEREIN.